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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LITTLE SIOUX CORN PROCESSORS, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

4808 F Avenue, Marcus, Iowa 51035

Dear Members:

        You are cordially invited to attend an informational meeting of the members of Little Sioux Corn Processors, LLC (the "Company") to be held on Monday, November 24, 2008 at Western Iowa Tech in Cherokee, Iowa. The purpose of this meeting is informational in nature only. Our board will be available at this meeting to answer any questions you may have as a unit holder of Little Sioux regarding the reclassification transaction discussed in the attached Proxy Statement. No vote will be taken at this initial informational meeting. In addition, you are cordially invited to attend a special meeting of the members (the "special meeting") of the Company to be held on Monday, December 15, 2008 at Western Iowa Tech in Cherokee, Iowa. The purpose of this meeting will be to vote on the reclassification transaction set forth below.

        At this important special meeting, you will be asked to vote on proposed amendments to our Third Amended and Restated Operating Agreement that are included in the proposed Fourth Amended and Restated Operating Agreement and for the reclassification of our common equity units into Class A units, Class B units and Class C units.

        Units held by unit holders who are the record holders of 250 or more units will be renamed as Class A units. Unit holders who are the record holders of at least 125 but no more than 249 units will receive one Class B unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders receiving Class A units, Class B units or Class C units will receive no additional consideration for their reclassified units. Unit holders who are the record holders of 124 or fewer units will receive one Class C unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Third Amended and Restated Operating Agreement are approved, the voting rights of the Class A units will remain relatively unchanged. The voting rights of Class B units will be restricted to the election of directors and dissolution of the Company. Class C units will have no voting rights except on dissolution of the Company.

        The primary effect of the reclassification will be to reduce the total number of holders of record of our common equity units to below 300. As a result, pursuant to Rule 13e-3, we will terminate the registration of our units under federal securities laws and our SEC reporting obligations will be suspended. Additionally, because the Class B and Class C units will be held by less than 500 holders of record, the Class B and Class C units will be unregistered securities and therefore, will not be subject to the public reporting requirements imposed by the SEC. As a result of the reclassification, our unit holders will lose the benefits of holding Section 12 registered securities such as access to the information concerning the company required to be contained in the Company's periodic reports to the SEC and which the Company chooses not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements and the benefits derived by the imposition on the Company of the Sarbanes-Oxley Act of 2002.

        We believe the terms of the proposed reclassification transaction are fair and in the best interest of our affiliated and unaffiliated unit holders. Our Class A directors unanimously recommend that you vote "FOR" the proposal to approve our Fourth Amended and Restated Operating Agreement and "FOR" the reclassification of our units into Class A, Class B and Class C. The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification, and we encourage you to read carefully the proxy statement and appendices. As discussed in greater detail in the proxy statement, you will not have appraisal rights in connection with the reclassification transaction.

This proxy statement is dated November 10, 2008 and is being mailed to shareholders on or about November 12, 2008.

        Your vote is very important. Whether or not you plan to attend the special meeting, please complete, date, sign and return your proxy promptly in the enclosed envelope. If you attend the special meeting, you may vote in person if you wish, even if you have previously returned your proxy.

By order of the Directors,
/s/ RON WETHERELL
Ron Wetherell, Chairman of the Board

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our operating agreement or the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

4808 F Avenue, Marcus, Iowa 51035

NOTICE OF INFORMATIONAL MEETING OF MEMBERS
To be held on Monday, November 24, 2008

NOTICE OF SPECIAL MEETING OF MEMBERS
To be held on Monday, December 15, 2008

        Notice is hereby given that an information meeting of members of Little Sioux Corn Processors, LLC will be held on November 24, 2008, at 7:00 p.m. central time, at Western Iowa Tech in Cherokee, Iowa. The purpose of this meeting is informational in nature only. Our board will be available at this meeting to answer any questions you may have as a unit holder of Little Sioux regarding the reclassification transaction discussed in the attached Proxy Statement. No vote will be taken at this initial informational meeting.

        In addition, notice is hereby given that a special meeting of members of Little Sioux Corn Processors, LLC will be held on December 15, 2008, at 7:00 p.m. central time, at Western Iowa Tech in Cherokee, Iowa for the following purposes:

  1.
  Amendment to our Third Amended and Restated Operating Agreement. To amend our operating agreement to provide for the authorization of three separate and distinct classes of units, Class A, Class B units and Class C units.

  2.
  Reclassification of Units. To reclassify certain of our units into Class A units, Class B units and Class C units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

        In connection with the proposals to amend our Third Amended and Restated Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 250 or more units will be renamed as Class A units. Unit holders who are the record holders of at least 125 but no more than 249 units will receive one Class B unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders who are the record holders of 124 or fewer units will receive one Class C unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Third Amended and Restated Operating Agreement are approved, the voting rights of the Class A units will remain relatively unchanged. However, unit holders holding Class A units will not be entitled to vote more than five percent of the outstanding Class A units even if they own more than five percent of the outstanding Class A units. The voting rights of Class B units will be restricted to the election of directors and dissolution of the Company. In addition, unit holders holding Class B units will not be entitled to vote more than ten percent of the outstanding Class B units even if they own more than ten percent of the outstanding Class B units. Class C units will have no voting rights except under very limited circumstances. Our board of directors will be provided with the authority to disallow a transfer of Class A units if such transfer would result in 300 or more Class A unit holders of record or a transfer of Class B units or C units if such transfer would result in 500 or more Class B or C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Fourth Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our "profits" and "losses" as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.

        In addition to the above proposals related to the reclassification transaction, we propose to amend our operating agreement to remove the requirement under Section 5.6(b)(ii) that the board will not confess a judgment against the Company in excess of $500,000. This provision was removed in order to give our board additional discretion to manage the Company in light of the fact that the Company's assets and net worth have substantially increased since the approval of our Third Amended and Restated Operating Agreement. This change is not related to the reclassification transaction.

        Unit holders of record at the close of business on September 30, 2008 are entitled to notice of and to vote at the Special Meeting of Members and any adjournment or postponement of the Special Meeting.

By order of the Directors,
/s/ RON WETHERELL
Ron Wetherell, Chairman of the Board

YOUR VOTE IS VERY IMPORTANT.

        Whether or not you plan to attend the special meeting in person, please take the time to vote by completing and marking the enclosed proxy card in the enclosed postage-paid envelope. If you attend the special meeting, you may still vote in person if you wish, even if you have previously returned your proxy card.

        Your Class A directors unanimously recommend that you vote "FOR" approval of the proposed amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement that will, among other things, effect the reclassification and "FOR" the reclassification of our units into Class A, Class B, and Class C. In addition, our directors unanimously recommend that you vote "FOR" the removal of the requirement under Section 5.6(b)(ii) of our operating agreement that the board will not confess a judgment against the Company in excess of $500,000. Our Class B directors abstained from making a recommendation on this issue because the matter does not fall within their limited authority as Class B directors.

SUMMARY TERM SHEET	2
QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION	2
SPECIAL FACTORS	13
DESCRIPTION OF UNITS	42
ABOUT THE SPECIAL MEETING	49
FINANCIAL INFORMATION	52
MARKET PRICE OF LITTLE SIOUX CORN PROCESSORS, LLC	58
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	61
UNIT PURCHASE INFORMATION	62
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	62
OTHER MATTERS	65
APPENDIX A	THIRD AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX B	PROPOSED FOURTH AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX C	ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007 ON FORM 10-K AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED JUNE 30, 2008 ON FORM 10-Q

 SUMMARY TERM SHEET

        This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement. However, it is a summary only. To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.

        In this proxy statement, "Little Sioux," "we," "our," "ours," "us" and the "Company" refer to Little Sioux Corn Processors, LLC an Iowa limited liability company. The term "reclassification" refers to the reclassification of our registered units into three separate classes of units, Class A, Class B and Class C. The reclassification is designed to reduce the number of Little Sioux unit holders of record holding our common equity units to below 300, which will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended. "Class A unit holders" refers to unit holders of our common equity units of record with 250 or more units. The new "Class B unit holders" refers to all the Little Sioux unit holders of record with at least 125 and no more than 249 units. The new "Class C unit holders" refers to all the Little Sioux unit holders of record with 124 or fewer units. References to our "common equity units" refer to our currently outstanding membership units; such units will be renamed as Class A units in the event the reclassification transaction is consummated.

Little Sioux Corn Processors, L.L.C.

        Little Sioux Corn Processors, L.L.C. is an Iowa limited liability company that owns the sole general partnership interest of LSCP, LLLP (the "Partnership"), an Iowa limited liability limited partnership. As general partner, we currently manage the business and day-to-day operations of the Partnership's 92 million gallon per year ethanol plant located near Marcus, Iowa in northwest Iowa. Our principal business office is currently located at 4808 F Avenue, Marcus, Iowa 51035. Our telephone number is (712) 376-2800.

        Our current board of directors consists of nine (9) Class A directors and three (3) Class B directors. Our Class A directors manage the day-to-day activities of Little Sioux. Our Class B directors only participate in the actions concerning the Partnership. As a part of the amendments to our Third Amended and Restated Operating Agreement, we are renaming our Class B directors as Class D directors.

        Our revenues are derived form the sale and distribution of our ethanol, distiller's grains and corn oil throughout the continental United States. We recently completed the operational and processing components of a 40 million gallon expansion project, which increased our production capacity from 52 million gallons per year to 92 million gallons per year.

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE
RECLASSIFICATION TRANSACTION

        It is important that our unit holders understand how units that are held by them in "street name" will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of Little Sioux into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of Little Sioux that its clients have deposited with it through a single nominee; this is what is meant by "street name." If that single nominee is the unit holder of record of 250 or more units, then the units registered in that nominee's name will be renamed as Class A units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in "street name," you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other

"street name" holders who hold through your broker, agent or nominee may adjust their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction until it is consummated. However, because we think it is likely that any brokerage firm or other nominee will hold 250 or more units in any one account, we think it is likely that all "street name" holders will be classified as Class A unit holders.

Q:
What is the proposed reclassification transaction?

A:
We are proposing that our members adopt a Fourth Amended and Restated Operating Agreement that will include amendments to our currently effective Third Amended and Restated Operating Agreement dated March 24, 2005. If the proposed Fourth Amended and Restated Operating Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A units, Class B units and Class C units and the reclassification of units held by holders of 250 or more units into Class A units, units held by holders of at least 125 and no more than 249 units into Class B units, and units held by holders of 124 or fewer units into Class C units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder.

We are proposing that you adopt two general amendments to our currently effective operating agreement, one of which will provide for the authorization of three classes of units, Class A, Class B and Class C units and the other of which will provide for the authorization of the reclassification of our existing units into the three separate and distinct classes. Unless both amendments pass, neither amendment will be implemented. Thus, for purposes of this proxy statement, when we refer to the term "reclassification transaction" we are referring to both the creation of the three classes of units and the reclassification of our units since we will not implement one amendment without each of the two amendments being approved. See "—Overview of the Reclassification Transaction" beginning on page 16.

Q:
What is the purpose and structure of the proposed reclassification transaction?

A:
The purpose of the reclassification transaction is to allow us to terminate our SEC reporting obligations (referred to as "going private") by reducing the number of our record unit holders of our common equity units, which will be reclassified as Class A units, to less than 300 and by having under 500 record unit holders of each of our Class B and Class C units. This will allow us to suspend our registration under the Securities Exchange Act of 1934, as amended, and relieve us of the costs typically associated with the preparation and filing of public reports and other documents. It will also allow our management and employees to refocus time spent on complying with SEC-reporting obligations on operational and business goals. See "—Purpose and Structure of the Reclassification Transaction" beginning on page 30.

The reclassification transaction is being effected at the record unit holder level. This means that we will look at the number of units registered in the name of a single holder to determine if that holder's units will be reclassified. The board elected to structure the reclassification transaction so that it would take effect at the record unit holder level in part to allow members some flexibility with respect to how their units will be treated in the reclassification transaction. See "—Purpose and Structure of the Reclassification Transaction" beginning on page 30. Members of record who would prefer to continue as holders of our common equity units (to be designated as Class A membership units), may elect to do so by acquiring sufficient units so that they hold 250 units or more units immediately prior to the reclassification transaction, by combining ownership of common equity units with family members or other members in one record account or by transferring their common equity units to "street name" by which we mean into a brokerage account that has 250 or more common equity units on behalf of various beneficial holders. Record holders owning 250 or more of our existing common equity units who wish to receive Class B or Class C units for units may reduce their ownership of record to 249 or fewer units or 124 or fewer units, respectively, by selling or gifting some of their units or transferring to a separate record account some of their units. Units holders must submit their proposed transfer to our board no later than December 8, 2008, five days prior to the expected effective date of the reclassification transaction so that the sale or purchase is reflected in our unit holder records by the close of business on the day prior to the expected effective date of the reclassification transaction.

  To the extent practicable, our board will assist our members with any reasonable requests to either consolidate or segregate their units. To further accommodate any such transfers, the board will allow transfer requests for this purpose up to five days prior to the date of the special meeting and will hold a special board meeting prior to the Special Meeting of the members to approve such transfers so that such transfers are recorded prior to the effective date of the reclassification transaction. However, in any case, these unit holders will have to act within the constraints of the transfer restrictions in our Third Amended and Restated Operating Agreement, Securities Laws and the IRS publicly traded partnership rules.

Q:
What will be the effects of the reclassification transaction?

A:
The reclassification transaction is a "going private transaction" for Little Sioux, meaning that it will allow us to deregister with the Securities and Exchange Commission ("SEC") and we will no longer be subject to reporting obligations under federal securities laws. As a result of the reclassification transaction, among other things:
•
The number of our record unit holders holding our common equity units currently registered under the Securities Exchange Act of 1934 ("'34 Act"), which will be reclassified as Class A units, will be reduced from approximately 749 to approximately 182 and the number of outstanding common equity units will decrease approximately 43% from 164,115 to approximately 94,201;

•
The number of Class B units will correspondingly increase from zero to approximately 40,665 to be held by approximately 245 Class B unit holders of record;

•
The number of Class C units will correspondingly increase from zero to approximately 29,249 to be held by approximately 322 unit holders of record;

•
As a group, the percentage beneficial ownership of and voting power over Class A units by all directors and executive officers of Little Sioux will increase approximately 3.44% from approximately 5.02% to approximately 8.46% after the reclassification, which is unlikely to have any practical effect on their collective ability to control the Company;

•
The affiliated and unaffiliated new Class A, Class B and Class C unit holders will have received one Class A, Class B or Class C unit for each unit held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in Little Sioux and therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•
The new Class A, Class B and Class C unit holders will be required to surrender their original membership units involuntarily in exchange for Class A, Class B or Class C units, for which they will receive no consideration other than the Class A, Class B or Class C units received in the reclassification;

•
Because of the reduction of our total number of record unit holders of our common equity units, which will be renamed as Class A units, to less than 300 and because the total number of record unit holders of the Class B and Class C units will be less than 500 for each class, we will be allowed to suspend our status as a reporting company with the SEC;

  •
  The Class A unit holders will not be entitled to vote more than five percent of the outstanding Class A units even if they own more than five percent of the outstanding Class A units;

  •
  The new Class B unit holders will have limited voting rights and will have no rights to amend our Fourth Amended and Restated Operating Agreement unless the proposed amendment alters the unit holder's economic interest or modifies the unit holder's limited liability. In addition, Class B unit holders will not be entitled to vote more than ten percent of the outstanding Class B units even if they own more than ten percent of the outstanding Class B units. The loss of these rights may cause potential purchasers of Class B units to value these units at a value less than Class A units; and

  •
  The new Class C unit holders will have no voting rights except under very limited circumstances and will have no right to nominate, elect or remove directors or to amend our Fourth Amended and Restated Operating Agreement unless the proposed amendment alters the unit holders economic interest or modifies the unit holders limited liability. The loss of these rights may cause potential purchasers of Class C units to value these units at a value less than Class A or Class B units.

  For a further description of how the reclassification transaction will affect you, please see "—Effects of the Reclassification Transaction on Unit Holders of Little Sioux" beginning on page 34.

Q:
What does it mean for Little Sioux and our unit holders that Little Sioux will no longer be a public company and subject to federal securities laws reporting obligations?

A:
We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on the business and financial condition of our Company, so this information will no longer be available to our unit holders except as provided to you by our board of directors. In addition, the liquidity of the units you hold in Little Sioux may be further reduced since there will be no public information available about Little Sioux and all of our units will only be tradable in privately negotiated transactions. We will also no longer be subject to the Sarbanes-Oxley Act, which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

Q:
Why are you proposing the reclassification transaction?

A:
Our reasons for the reclassification transaction are based on:
•
The administrative burden and expense of making our periodic filings with the SEC;

•
The fact that, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors, that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•
The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees, which arises from increasingly stringent SEC reporting requirements, thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•
The fact that management will have increased flexibility to consider and initiate actions such as a merger or sale of the Company without having to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act, which may produce long-term benefits and growth;

  •
  The fact that our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act;

  •
  The fact that a going private transaction could be structured in a manner that would allow all our unit holders to retain an equity interest in the Company, and none of our unit holders would be forced out by means of a cash reverse stock split or other transaction;

  •
  The estimated expense of a going private transaction; and

  •
  The fact that the reclassification transaction allows us to discontinue our reporting obligations with the SEC, while still allowing our smaller unit holders to retain an equity interest in our Company and participate in any future value received.

  We considered that some of our unit holders may prefer that we continue as an SEC-reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so. See "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" beginning on page 21.

  Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to both our unaffiliated and affiliated unit holders. Our Class A directors unanimously approved the reclassification transaction.

  In the course of determining that the reclassification transaction is fair to and is in the best interests of our unit holders including both unit holders who will continue to hold our common equity units as Class A units as well as those unit holders whose units will be reclassified into Class B or Class C units, our board considered a number of positive and negative factors affecting these groups of unit holders in making its determination. To review the reasons for the reclassification transaction in greater detail, please see "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" beginning on page 21.

Q:
What is the recommendation of our board of directors regarding the proposal?

A:
Our Class A directors have determined that the reclassification transaction is advisable and in the best interests of our unit holders. Our Class A directors have unanimously approved the reclassification transaction and recommend that you vote "FOR" approval of the amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement and "FOR" approval of the reclassification of our units into Class A, Class B and Class C at the special meeting. Our Class B directors abstained from voting on this issue because the matter does not fall within their limited authority as Class B directors. See "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" beginning on page 21. In addition, our directors unanimously recommend that you vote "FOR" the removal of the requirement under Section 5.6(b)(ii) of our operating agreement that the board will not confess a judgment against the Company in excess of $500,000.

Q:
What will I receive in the reclassification transaction?

A:
If you own, in record name, 250 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A units. If you own, in record name, at least 125 and no more than 249 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B units. If you own, in record name, 124 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C units.

  In the event the proposals to amend our current operating agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C units:

  •
  You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C units;

  •
  You may hold units even less liquid that the units you currently hold because there is no existing market for our Class A, Class B or Class C units;

  •
  Class B and Class C unit holders will receive a security with limited voting rights and thus may hold units with less value;

  •
  Class A and Class B unit holders will receive a security restricted by voting percentage; and

  •
  All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.

  For additional information, see "—Effects of the Reclassification Transaction on Unit Holders of Little Sioux" beginning on page 34 and "—Effects of the Reclassification Transaction on Little Sioux; Plans or Proposals after the Reclassification Transaction" beginning on page 31.

Q:
What are the terms of the Class A, Class B and Class C units?

A:
The following table sets for the principal differences between our three classes of units:

	Class A	Class B	Class C
Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our operating agreement or Iowa law. Class A unit holders may not vote more than five percent of the outstanding Class A units regardless of whether they are the owner of more than five percent of the outstanding Class A units.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our operating agreement or Iowa law. Our Class B unit holders may only vote on amendments to our operating agreement that modify the limited liability of the unit holder or alter the unit holder's economic interest. Class B unit holders may not vote more than ten percent of the outstanding Class B units regardless of whether they are the owner of more than ten percent of the outstanding Class B units.	Only entitled to vote on voluntary dissolution and as may be required by our operating agreement or Iowa law. Our Class C unit holders may only vote on amendments to our operating agreement that modify the limited liability of the unit holder or alter the unit holder's economic interest.

Distributions	If and when declared by our board of directors.	If and when declared by our board of directors.	If and when declared by our board of directors.

	Class A	Class B	Class C
Liquidation Rights	Entitled to distribution of assets as set out in our operating agreement and on the same basis as holders of Class B and Class C units.	Entitled to distribution of assets as set out in our operating agreement and on the same basis as holders of Class A and Class C units.	Entitled to distribution of assets as set out in our operating agreement and on the same basis as holders of Class A and Class B units.
Transfer Rights

Transfer will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record.

Transfer will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record.

Transfer will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record.

For a complete description of the terms of the Class A, Class B or Class C units, please refer to "—Terms of the Class A Units to be Received in the Reclassification Transaction beginning on page 44, "—Terms of the Class B Units to be Received in the Reclassification Transaction" beginning on page 45, and "—Terms of the Class C Units to be Received in the Reclassification Transaction" beginning on page 46.

Q:
Why are 250 units and 125 units the "cutoff" numbers for determining which unit holders will receive Class A, Class B or Class C units?

A:
The purpose of the reclassification transaction is to reduce the number of our record unit holders of our common equity units to fewer than 300 and to have under 500 record unit holders of each of our Class B and Class C units, which will allow us to deregister as an SEC-reporting company. Our board selected 250 units and 125 units as the "cutoff" number in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 300 record unit holders of our common equity units and have fewer than 500 record unit holders of each of our Class B and Class C units. See "—Background of the Reclassification Transaction" beginning on page 17 and "—Purpose and Structure of the Reclassification Transaction" beginning on page 30.

Q:
When is the reclassification transaction expected to be completed?

A:
If the proposed reclassification transaction is approved at the special meeting, we expect to complete such reclassification transaction as soon as practicable following the special meeting.

Q:
What if the proposed reclassification transaction is not completed?

A:
It is possible that the proposed reclassification transaction will not be completed. The proposed reclassification transaction will not be completed if, for example, the holders of a majority of our units represented at the meeting of the members do not vote to adopt the reclassification transaction. If the reclassification transaction is not completed, we will continue our current operations, and we will continue to be subject to the reporting requirements of the SEC.

Q:
What will happen if, through negotiated trades, Little Sioux gains additional unit holders requiring SEC registration?

A:
We are currently subject to the reporting obligations under Section 13(a) of the Exchange Act, which requires us to file periodic reports with the SEC, because our units are registered under Section 12 of the Exchange Act. Such registration is required under Section 12 because we have more than 500 unit holders of record. If the unit holders approve the proposals to adopt the Fourth Amended and Restated Operating Agreement and to reclassify our units, our common equity units will be held by less than 300 unit holders of record.

We may then file a Form 15 and terminate the registration of our units and the obligation to file Section 13(a) periodic reports arising under Section 12; however, our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended. Therefore, if the number of our unit holders of our common equity units ever rises above 300 as of the last day of any fiscal year, then we will again be responsible for filing reports in compliance with Section 15(d). This would require us to file periodic reports going forward and an annual report for the preceding fiscal year. If the unit holders of record for our Class B or Class C units ever exceed 500, then we will again become fully regulated under additional disclosure provisions of the Exchange Act and we will again be responsible for filing reports. See "—Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report" beginning on page 32.

Q:
If the reclassification transaction is approved, will we continue to have financial statements audited and will unit holders receive information on our Company?

A:
Even if we terminate our registration with the SEC, we will continue to have our financial statements audited annually and send out periodic information to our unit holders on a quarterly basis. Periodic information would include financial updates along with a newsletter providing updates regarding the operations of the company as well as any important industry information for unit holders. Pursuant to the terms of our operating agreement, we also intend to continue to prepare and distribute annual reports to our unit holders.

Q:
Will I have appraisal rights in connection with the reclassification transaction?

A:
Under Iowa law, you do not have appraisal rights in connection with the reclassification transaction, and pursuant to our Third Amended and Restated Operating Agreement, you have waived any dissenter's rights that may have otherwise been available. In connection with the reclassification transaction, you may pursue all other available remedies under applicable law. See "—Appraisal and Dissenters' Rights" beginning on page 39.

Q:
What are the tax consequences of the reclassification transaction?

A:
The reclassification, if approved and completed, will have the following federal income tax consequences:
•
The reclassification transaction will result in no material federal income tax consequences to us;

•
Those unit holders continuing to hold our common equity units as Class A units will not recognize any gain or loss in connection with the reclassification;

•
Those unit holders receiving Class B or Class C units will not recognize any gain or loss in the reclassification, their adjusted tax basis in their Class B or Class C units held immediately after the reclassification will equal their adjusted tax basis in their original common equity units held immediately before the reclassification, and their holding period for their Class B and Class C units will include the holding period during which their original common equity units were held. For further discussion of the tax consequences of the reclassification transaction, see "—Material Federal income Tax Consequences of the Reclassification Transaction" beginning on page 38.

    Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.

Q:
Should I send in my unit certificates now?

A:
No. If the reclassification transaction is approved at the special meeting, we will send you written instructions for exchanging your unit certificates for Class A, Class B or Class C units after the reclassification transaction is completed.

Q:
Do our directors and officers have different interests in the reclassification transaction?

A:
You should be aware that our directors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction. Throughout this proxy statement, the term "affiliate" means any of our unit holders who is a director or executive officer of Little Sioux. The term "unaffiliated unit holder" means any member other than an affiliated member.

With the exception of our executive officers, Steve Roe and Gary Grotjohn, who do not own any of our membership units, we expect that most of our directors and executive officers will own 250 or more units at the effective time of the reclassification transaction, and therefore will be Class A unit holders if the reclassification transaction is approved. Because there will be fewer Class A units following the reclassification transaction, and because the Class B and Class C units will have limited voting rights, the directors and executive officers who will be Class A unit holders will own a larger relative percentage of the voting interest in the Company. As of the record date, these directors and executive officers collectively beneficially held and had voting power over 8,235 units, or 5.02% of our units. Based upon our estimates, taking into account the effect of the reclassification transaction, the directors and executive officers will beneficially hold and have voting power over 8.46% of our Class A units following the reclassification transaction. This represents a potential conflict of interest because our Class A directors approved the proposed amendments to our Third Amended and Restated Operating Agreement contained in the Fourth Amended and Restated Operating Agreement and reclassification transaction and are recommending that you approve them. Despite the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated unit holders for the reasons discussed in this proxy statement. See "—Interests of Certain Persons in the Reclassification Transaction" beginning on page 37.

Q:
How are we financing the reclassification transaction?

A:
We estimate that the reclassification transaction will cost approximately $200,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See "—Fees and Expenses" beginning on page 39 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital. Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:
What does it mean if I receive more than one proxy for the special meeting?

A:
It means that you have multiple holdings reflected in our membership register. Please sign and return ALL proxy forms to ensure that all your membership units are voted. If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us at any time.

Q:
Where can I find more information about Little Sioux?

A:
Information about us is also available at our website at www.littlesiouxcornprocessors.com, under "LSCP SEC Compliance," which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Proxy Statement.

Q:
Who can help answer my questions?

A:
If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your units, you should contact Gary Grotjohn or Steve Roe of Little Sioux at (712) 376-2800.

Q:
What is the voting requirement for approval of the reclassification transaction?

A:
Approval of the reclassification transaction and the amendments to our Third Amended and Restated Operating Agreement contained in the Fourth Amended and Restated Operating Agreement requires the affirmative vote of a majority of the units represented at the meeting of the members. The ability to transact business at a special or annual meeting of the members requires the presence, in person or by proxy, of at least 25% of the total outstanding units. You may vote your units in person by attending the special meeting, or by mailing us your completed proxy if you are unable or do not wish to attend.

The outcome of the transaction may be controlled by our unit holders that will receive Class A units if the reclassification transaction is approved in that we expect approximately 94,210 of our common equity units will convert to Class A units, while only approximately 69,914 units will convert into Class B and Class C units. However, no consideration had been given to the unit cutoff number relative to the control of the vote on the reclassification transaction. The transaction is not structured to require approval of at least a majority of our smaller unit holders in that our Third Amended and Restated Operating Agreement does not provide a mechanism for such vote, but instead calls for a majority vote of the membership units represented at the special meeting to amend our Third Amended and Restated Operating Agreement.

Q:
How can I revoke my proxy?

A:
You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person. See "—Voting and Revocation of Proxies" beginning on page 50.

Q:
What is the effect of an abstention?

A:
Because approval of the reclassification requires a majority vote of the unit holders present at the meeting, abstentions will count for purposes of establishing a quorum at the special meeting and will have the effect of a vote "AGAINST" the reclassification transaction. See "—Quorum; Vote Required for Approval" beginning on page 49.

Q:
Who will count the votes?

A:
All votes will be tabulated by Gary Grotjohn, Company's Controller and Chief Financial Officer, and the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:
Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by Little Sioux. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners. See "—Solicitation of Proxies; Expenses of Solicitation" beginning on page 50.

Q:
What is a member proposal?

A:
A member proposal is your recommendation or requirement that the Company and/or the board of directors take action, which you intend to present at a meeting of the Company's members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:
When are member proposals due for the 2009 Annual Meeting?

A:
In order to be considered for inclusion in next year's proxy statement, member proposals must be submitted in writing to Little Sioux by October 4, 2008 (120 days prior to the 1-year anniversary of the date of mailing of the proxy statement for the 2008 Annual Meeting). The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the SEC under the Exchange Act. We suggest that proposals for the 2009 Annual Meeting of members be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2009 Annual Meeting of members without including such proposal in Little Sioux's proxy statement must provide us notice of such proposal no later than December 18, 2008. We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If we do not receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by December 18, 2008 (45 days prior to the 1-year anniversary of the date of mailing of the proxy statement for the 2008 Annual Meeting), the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if we do receive notice of a member proposal intended to be submitted to the 2008 Annual Meeting by December 18, 2008 (45 days prior to the 1-year anniversary of the date of mailing of the proxy statement for the 2008 Annual Meeting), then the persons named on the proxy card may vote on any such proposal in their discretion only if we include in our proxy statement an explanation of its intention with respect to voting on the proposal.

 SPECIAL FACTORS

Overview of the Reclassification Transaction

        This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors at a special meeting at which our members will be asked to consider and vote upon amendments to our Third Amended and Restated Operating Agreement. If approved, the amendments to our Third Amended and Restated Operating Agreement contained in the Fourth Amended and Restated Operating Agreement will, among other things, result in a reclassification of our common equity units into three separate and distinct classes.

        If the amendments to our Third Amended and Restated Operating Agreement contained in the Fourth Amended and Restated Operating Agreement and the reclassification transaction are approved as described below, unit holders of record with 250 or more units immediately prior to the reclassification transaction will receive one Class A unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with at least 125 and no more than 249 units immediately prior to the reclassification transaction will receive one Class B unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with 124 or fewer units immediately prior to the reclassification transaction will receive one Class C unit for each of their common equity units held immediately prior to the reclassification transaction. We intend, immediately following the reclassification, to terminate the registration of our common equity units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended.

        If approved by our unit holders at the special meeting and implemented by our board of directors, the reclassification transaction will generally affect our unit holders as follows:

UNIT HOLDER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION
Unit holders of record holding 250 or more units	Unit holder will hold the same number of units held prior to the reclassification transaction as Class A units.
Unit holders of record holding at least 125 and no more than 249 units	Unit holders will hold the same number of units held prior to the reclassification transaction as Class B units.
Unit holders of record holding 124 or fewer units	Unit holders will hold the same number of units held prior to the reclassification transaction as Class C units.
Unit holders holding units in "street name" through a nominee (such as a bank or broker)
The reclassification transaction will be effected at the record unit holder level. Therefore, regardless of the number of beneficial holders or the number of shares held by each beneficial holder, shares held in "street name" will be subject to the reclassification transaction, and the beneficial holders who hold their units in "street name" will be continuing unit holders with the same number of units as before the reclassification transaction.

        It is important that our unit holders understand how units that are held by them in "street name" will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of Little Sioux into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of Little Sioux that its clients have deposited with it through a single nominee; this is what is meant by "street name." If that single nominee is the unit holder of record of 250 or more units, then the units registered in that nominee's name will be renamed as Class A units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in "street name," you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other "street name" holders who hold through your broker, agent or nominee may adjust their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction until it is consummated. However, because we think it is likely that any brokerage firm or other nominee will hold 250 or more units in any one account, we think it is likely that all "street name" holders will be classified as Class A unit holders.

        The effects of the reclassification transaction on each group of unit holders are described more fully below under "—Effects of the Reclassification Transaction on Unit Holders of Little Sioux " beginning on page 34 and the effects on the Company are described more fully below under "—Effects of the Reclassification Transaction on Little Sioux; Plans or Proposals after the Reclassification Transaction" beginning on page 31.

Background of the Reclassification Transaction

        As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:

  •
  Annual Reports on Form 10-K;

  •
  Quarterly Reports on Form 10-Q;

  •
  Current Reports on Form 8-K; and

  •
  Proxy Statements on Schedule 14A.

        Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that energy could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public including to actual or potential competitors, that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense. These costs include, but are not limited to, securities counsel fees, auditor fees, SOX compliance fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting related costs have been increasing over the years, and we believe they will increase significantly this year when we become subject to the rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, following the extension by the SEC of the compliance deadline. These rules require us to include in our Annual Report on Form 10-K our management's report on, and assessment of, the effectiveness of our internal controls over financial reporting. In addition, our independent auditors must attest to and report on management's assessment of the effectiveness of our internal controls over financial reporting and the effectiveness of those internal controls. We estimate that our costs and expenses incurred in connection with SEC reporting for 2007 will be approximately $255,000 as a result of the adoption and implementation of the Sarbanes-Oxley Act.

        As of September 30, 2008, we had 164,115 units issued and outstanding, held by approximately 749 current unit holders of record. Of our approximately 749 unit holders of record, we believe approximately 567, or approximately 76%, hold 249 or fewer units. Our board of directors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for Little Sioux. Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

        There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions. However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our member units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our member units. We have therefore not been able to effectively take advantage of these benefits. Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers. In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.

        Therefore, our board of directors and management have concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management and our employees and the expense related to the SEC reporting obligations. The board considered that many of the factors arguing in favor of deregistration, including eliminating costs associated with registration and allowing management and our employees to focus on core business initiatives, had been in existence for some time, and felt that the increasingly stringent regulation brought on by the Sarbanes-Oxley Act has only made these factors more compelling. As a result of the confluence of these factors, the board determined at the time that it would be beneficial to consider the possibility of such a transaction. Please refer below to "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" for further discussion of the reasons supporting the reclassification transaction. As a result of the board's conclusions, our management began to explore the possibility of reducing the number of holders of our common equity units, renamed as Class A units, to below 300 in order to suspend our periodic reporting obligations to the SEC.

        Since the adoption of the Sarbanes-Oxley Act, our board of directors has generally discussed the advantages and disadvantages of a going private transaction. Several members of our board of directors were familiar with a similar going private transaction consummated by a publicly reporting ethanol plant in Kansas during 2007. In addition, our board of directors became more aware of the pending requirements of Section 404 of the Sarbanes-Oxley Act, which are discussed further below. In response to the requirements of Section 404, on December 5, 2006 we hired McGladrey & Pullen, LLP as an independent accounting consulting firm to assess our internal controls as well as our financial reporting function. While this engagement is not expected to be fully completed until late 2008, our board and management became concerned during 2007 and into 2008 about the cost and breadth of this on-going project. Moreover, our periodic discussions with and reports from McGladrey& Pullen raised the awareness of our management of the expected burdens of complying with Section 404 during 2008 and thereafter.

        Our board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management and the expense related to the SEC reporting obligations. As a result, our board directed management to explore the possibility of becoming a non-SEC reporting company.

        In March 2008 management contacted counsel regarding preliminary issues related to going private transactions, including the strategic alternatives available for a going private transaction. Our board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer, and a reclassification of our units in order to reduce our number of record holders to below 300.

        At a regular meeting of our board of directors held on March 18, 2008, the strategic alternatives were discussed. In this meeting our board had substantial discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company. The board also discussed alternatives to a reclassification, including a tender offer or a reverse stock split whereby unit holders owning less than a certain number of units would be "cashed out." Because our cash resources to effect such a transaction are limited and we believe many of our unit holders feel strongly about retaining their equity interest in our Company, management and our board found the prospect of effecting a going private transaction by reclassifying some of our units an attractive option.

        At the March 18, 2008 meeting, our board formed a special committee to continue its investigation and evaluation of a proposed going private transaction. The special committee was comprised of board members, Ron Wetherell, Dale Arends and Doug Lansink, our chief financial officer, Gary Grotjohn and our chief executive officer, Steve Roe. The special committee was tasked with investigating and evaluating the benefits and detriments of going private. The special committee discussed going private with members of the Kansas ethanol plant that had previously gone private. In addition, the special committee discussed with counsel the various strategic alternatives available for going private and the business considerations for engaging in a going private transaction. Additionally, the special committee considered and evaluated the benefits and detriments of going private both to the Company and to the unit holders and the fairness of the going private transaction with respect to our unit holders. The members of the special committee have not and will not receive any compensation for their service on the committee.

        At a meeting of our board held on May 20, 2008 and attended by our counsel, our Chief Financial Officer led a discussion with the board on the business considerations for engaging in a going private transaction based on the special committee's evaluation, highlighting the advantages and disadvantages and issues raised in a going private transaction. Specifically, the board discussed the following advantages of going private:

  •
  As a reporting company, we are required to expend significant costs in connection with our '34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees. These costs are expected to increase as we become subject to the rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act. Suspending our public company reporting obligations will help reduce or eliminate these additional and significant costs.

  •
  As a reporting company, we are required to disclose information to the public, including to actual or potential competitors, that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure.

  •
  Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

  •
  Operating a non-SEC reporting company may eliminate the pressure and expectation to produce short-term per unit earnings and may increase management's flexibility to consider and initiate actions that may produce long-term benefits and growth.

  •
  Our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act.

  •
  Our smaller unit holders will continue to have an equity interest in our Company and therefore participate in any future value received.

        At this meeting, the board also considered the potential negative consequences of this transaction to our unit holders, and in particular, our smaller unit holders who will be reclassified into Class B and Class C units:

  •
  Our unit holders will lose the benefits of registered securities such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC.

  •
  Our unit holders will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company's financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

  •
  The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

  •
  Our potential costs, in terms of time and dollars, in connection with accomplishing the going private filings.

  •
  We could have a lower public profile in our community as a result of going private.

  •
  Going private may reduce the attractiveness of stock based incentive plans, which are often used for executives and other key employees.

  •
  Potential liability may exist for our officers and directors associated with the "interested" nature of the deregistration transaction. With the exception of our executive officers, Steve Roe and Gary Grotjohn who do not own any of our membership units, we expect that most of our directors and executive officers will own 250 or more units at the effective time of the reclassification transaction, and therefore will be Class A unit holders if the reclassification transaction is approved. Because there will be fewer Class A units following the reclassification transaction, and because the Class B and Class C units will have limited voting rights, the directors and executive officers who will be Class A unit holders will own a larger relative percentage of the voting interest in the Company, which makes them "interested" in the nature of the deregistration transaction and subjects them to potential liability resulting from unit holder legal action.

  •
  We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand.

        Additionally, at the meeting, the process and mechanism for going private was discussed. The board also discussed requiring approval of the transaction by a majority of unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B or Class C units are different from the interests of the unit holders owning Class A units and may create actual or potential conflicts of interest in connection with the reclassification transaction. However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the reclassification transaction, the board believed a special vote was not necessary. More specifically, as of the record date, our affiliated unit holders collectively beneficially held and had voting power over 8,235 units, or only 5.02% of our units. Many of our unaffiliated unit holders just like our affiliated unit holders, will be reclassified as Class A unit holders and our smaller unaffiliated unit holders who prefer to remain as holders of our common equity units as Class A unit holders, may elect to do so by acquiring sufficient units so that they hold 250 or more units in their own names immediately prior to the reclassification transaction, by combining ownership of their common equity units with those owned by family members into one record ownership or by transferring their common equity units into a brokerage or nominee account so that they are held in "street name" in an account holding 250 or more units.

        On April 15, 2008 our board met and agreed that it is in the best interest of the Company to move forward with the deregistration process. After this discussion, the board instructed counsel to proceed with reclassifying our units in order to no longer be a public reporting company.

        On June 17, 2008, our board of directors unanimously approved the amendment to our Third Amended and Restated Operating Agreement contained in the Fourth Amended and Restated Operating Agreement to authorize Class A, Class B and Class C units and to reclassify our outstanding units as follows: unit holders holding 250 or more units will be classified as holders of Class A units; unit holders holding at least 125 and no more than 249 units will be classified as holders of Class B units; and unit holders holding 124 or fewer units will be classified as holders of Class C units. The approval of the amendments to our Third Amended and Restated Operating Agreement and the reclassification transaction was based upon the factors discussed above.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation

Little Sioux's Reasons for the Reclassification

        As a small company whose shares are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company. Additionally, we expect our costs associated with our reporting obligations to greatly increase as we become subject to the rules adopted by the SEC pursuant to section 404 of the Sarbanes-Oxley Act. We are undertaking the reclassification transaction at this time to end our SEC reporting obligations and Sarbanes-Oxley 404 requirements, which will enable us to save the Company and our unit holders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time. The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:

  •
  We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $255,000 on an annual basis starting in 2009, by eliminating the requirement to make periodic reports. These annual expenses are expected to include legal expenses (approximately $49,800), auditor expenses (approximately $61,800), expenses for annual SOX 404 compliance (approximately $47,400), expenses related to hiring additional personnel necessary to comply with Section 404 of the Sarbanes-Oxley Act (approximately $78,000) and printing costs (approximately $18,000).(1) We also estimate that we will realize cost savings from reduced staff and management time spent on reporting and securities law compliance matters. These amounts are just estimated savings after considering expenses expected to continue after the going private transaction, such as the provision of periodic financial reports to our members.

(1)
These costs represent our estimate of 60% of the total costs associated with our annual periodic reporting and Sarbanes-Oxley requirements. Pursuant to an agreement between Little Sioux and the Partnership, the Partnership incurs the remaining 40% of the total costs of the annual audit in that the audits are done for both entities. In addition the Partnership has benefited from some of the internal controls work and testing that has been done pursuant to Section 404 of the Sarbanes-Oxley Act.
•
We believe that as a result of our recent disclosure and procedural requirements resulting from the Sarbanes-Oxley Act, and specifically in connection with the SEC rules adopted pursuant to

    Section 404 of the Sarbanes-Oxley Act, which we will be subject to, the legal, accounting and administrative expense, and diversion of our board of directors, management and staff effort necessary to continue as an SEC-reporting company will remain significant as regulations implementing the Act continue to be issued, without commensurate benefit to our unit holders. We expect to continue to provide our unit holders with Company financial information on an annual and quarterly basis including annual and quarterly unaudited financial statements and company information; but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. These reports will not require the use of an SEC auditor or SEC counsel and the company information will be in the form of a quarterly newsletter that will be more concise than that required by the SEC reporting requirements. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

  •
  In our board of directors' judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our board approved the reclassification transaction, approximately 567 of our unit holders held 249 or fewer units; and that our earnings are sufficient to support growth and we therefore do not depend on raising capital in the public market, and do not expect to do so in the near future. If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities, although we recognize that there can be no assurance that we will be able to raise additional capital when required, or that the cost of additional capital will be attractive.

  •
  Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange. Although trading of our units is facilitated through an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units very easily. In addition, our units are subject to transferability restrictions, requiring the consent of our directors in most instances. We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our units under the Securities Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur in the future.

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  As a reporting company, we are required to disclose information to the public, including to actual and potential competitors, which may be helpful to these competitors in challenging our business operations. Some of this information includes the disclosure of our future business plants, disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

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  Continued compliance with SEC reporting requirements, and specifically the requirements of Section 404 of the Sarbanes-Oxley Act which is expected to be fully implemented by the end of 2008, may require us to hire additional accounting personnel solely to comply with the SEC reporting requirements, and even with additional personnel, we are concerned about our ability to attract and retain qualified management and employees given the increasingly competitive environment for quality personnel in the ethanol industry.

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  We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

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  We expect that operating as a non-SEC reporting company will increase management's flexibility to consider and initiate actions such as a merger or sale of the Company without having to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act, which actions could produce future benefits and growth.

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  The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows those unit holders receiving Class A, Class B, or Class C units to retain an equity interest in Little Sioux. Therefore, our Class A, Class B, and Class C unit holders will continue to share in our profits and losses and distributions.

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  Operating as a non-SEC reporting company may eliminate the pressure and expectation to produce short-term per unit earnings and may increase management's flexibility to consider and initiate actions that may produce long-term benefits and growth.

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  We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

        We considered that some of our unit holders may prefer to continue as unit holders of an SEC-reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our membership units as the consideration for such acquisition. Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.

        The board realized that many of the benefits of a Rule 13e-3 transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time. However, it was not until the board felt the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act that it began seriously to consider a strategic transaction that would result in the deregistration of our units. Moreover, the board believes that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will continue to increase this year as the Company becomes subject to the SEC rules adopted pursuant to section 404 of the Sarbanes-Oxley Act, following the extension by the SEC of the compliance deadline. See "—Background of the Reclassification Transaction" beginning on page 17.

        Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under "—Purpose and Structure of the Reclassification Transaction" on page 30, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

        In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

        The reclassification transaction, if completed, will have different effects on the Class A unit holders, Class B unit holders, and Class C unit holders. You should read "—Our Position as to the Fairness of the Reclassification Transaction" below and "—Effects of the Reclassification Transaction on Unit Holders of Little Sioux" beginning on page 34 for more information regarding the effects of the reclassification transaction.

        We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a stock repurchase on the open market or a reverse stock split whereby unit holders owning less than a certain number of units would be "cashed out," but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of unit holders below 300, and would not allow all unit holders to retain an equity interest in Little Sioux. We have not sought, and have not received, any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. Our board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations. Our board believes that by implementing the reclassification transaction, our management will be better positioned to focus its attention on our customers and core business initiatives, and expenses will be reduced. See "—Purposes and Structure of the Reclassification Transaction" beginning on page 30 for further information as to why this reclassification transaction structure was chosen by our board.

Our Position as to the Fairness of the Reclassification Transaction

        Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the Fourth Amended and Restated Operating Agreement and the "going private" transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and procedurally fair to all our unaffiliated unit holders. Our board of directors unanimously approved the reclassification transaction and has recommended that our unit holders vote "For" the reclassification transaction.

        In concluding that the terms and conditions of the Rule 13e-3 transaction and the reclassification transaction are substantively fair to unaffiliated unit holders, our board of directors considered a number of factors. In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated unit holders generally, to unit holders receiving Class B or Class C units and to unit holders continuing to own common equity units as Class A units. Because the transaction will affect unaffiliated unit holders differently only to the extent that some will receive Class B units in the reclassification transaction, some will receive Class C units and some will retain their common equity units as Class A units, these are the only groups of unit holders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction. See "—Effects of the Reclassification Transaction on Unit Holders of Little Sioux " beginning on page 34.

  Substantive Fairness

        The factors that our board of directors considered positive for our unaffiliated unit holders, including both those that will continue to hold our common equity units as Class A units as well as those who will have their units converted into Class B or Class C units, include the following:

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  Our smaller unaffiliated unit holders who prefer to remain as holders of our common equity units as Class A unit holders, despite the board's recommendation, may elect to do so by acquiring sufficient units so that they hold 250 or more units in their own names immediately prior to the reclassification transaction by combining ownership of their common equity units with those owned by family members or other members into one record ownership account or by transferring their common equity units into a brokerage or nominee account so that they are held in "street name" in an account holding 250 units or more. The limited market for our member units may make acquiring sufficient units difficult in that the demand for our units may increase despite a limited supply of units available for purchase. However, we believe that acquiring additional units is an option available to our unaffiliated unit holders and our unaffiliated unit holders may weigh the costs and benefits of implementing an acquisition of additional units.

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  Beneficial owners who hold their units in "street name," who would receive Class B or Class C units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C units as if they were record owners instead of beneficial owners, can work with their broker or nominee to transfer their units into a record account in their own name so that they receive Class B or Class C units.

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  Our unaffiliated unit holders receive little benefit from our being an SEC-reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs in being a public company. Accordingly, we believe that the costs to our unaffiliated unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

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  All our unaffiliated unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

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  The reclassification will not result in a taxable event for any of our unaffiliated unit holders.

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  All our unaffiliated unit holders will continue to have the opportunity to participate in our future growth and earnings, including any premium obtained upon any future sale of our Company.

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  Our affiliated unit holders will be treated in the same manner in the reclassification transaction as our unaffiliated unit holders and will be reclassified according to the same standards.

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  Our unaffiliated unit holders are not being "cashed out" in connection with the reclassification transaction, and our member units will continue to have the same material economic rights and preferences.

        In addition to the positive factors applicable to all our unaffiliated unit holders set forth above, the factors that our board of directors considered positive for those unaffiliated unit holders receiving Class B or Class C units included:

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  All our smaller unaffiliated unit holders will continue to have an equity interest in Little Sioux and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A unit holders.

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  Our Class B unaffiliated unit holders will still have some voting rights including the right to elect our directors.

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  No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.

        In addition to the positive factors applicable to all of our unaffiliated unit holders set forth above, the factors that the board of directors considered positive for the unaffiliated unit holders that are continuing to hold our common equity units as Class A units included:

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  The Class A unaffiliated unit holders will continue to have voting rights including the right to elect directors and determine other decisions on our behalf.

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  Our Class A unaffiliated unit holders will continue to own an equity interest in the company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C unit holders.

        Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated unit holders, whether they are unit holders continuing to hold our common equity units as Class A units or unit holders having their units converted into Class B or Class C units.

        The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated unit holders receiving Class B or Class C units. In particular, the factors that our board of directors considered as potentially negative for those unit holders receiving Class B or Class C units included:

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  They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

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  The voting rights of Class B unaffiliated unit holders will be limited to the election of our directors and the dissolution of the Company. In addition, our Class B unaffiliated unit holders will only be able to vote on amendments to our operating agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class B units less valuable.

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  Class B unit holders may not vote more than 10% of the outstanding Class B units even if such unit holder is the registered owner of more than 10% of the outstanding Class B units.

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  The voting rights of Class C unaffiliated unit holders will be limited to the dissolution of our Company. In addition, our Class C unit holders will only be able to vote on amendments to our operating agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class C units less valuable.

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  The transferability of the Class B and Class C units will be limited.

        The factors that our board of directors considered as potentially negative for the unaffiliated unit holders who are continuing to hold our common equity units as Class A units included:

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  The liquidity of unaffiliated Class A member units will likely be reduced following the reclassification transaction because of the reduction in the number of our common equity units.

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  Class A unit holders may not vote more than 5% of the outstanding Class A units even if such unit holder is the registered owner of more than 5% of the outstanding Class A units.

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  The transferability of the unaffiliated Class A units will be limited.

        The factors that our board of directors considered as potentially negative for our unaffiliated unit holders included:

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  Following the reclassification transaction, they will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units.

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  Our board will no longer be required to provide quarterly and annual reports pursuant to the SEC regulations once we are no longer an SEC-reporting company, although we do intend to continue to provide all unit holders with annual audited and quarterly unaudited financials.

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  Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

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  We may have a lower public profile in our community, which may be a negative factor with some of our unit holders.

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  Unaffiliated unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

        Our board of directors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated unit holders and that the foregoing factors are outweighed by the positive factors previously described.

        In reaching a determination as to the substantive fairness of the reclassification transaction, our board considered the fact that our unaffiliated smaller unit holders will be required to surrender their common equity units for Class B or Class C units and will have lesser rights than our Class A unit holders for no consideration. Our board believes this countervailing factor does not outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated smaller unit holders in that our smaller unit holders will still have the opportunity to participate in any future growth and earnings of the Company. All our smaller unaffiliated unit holders will continue to have an equity interest in Little Sioux and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A unit holders. Additionally, our Class A unit holders' vote is more restricted than that of our Class B and Class C unit holders, in that our Class A unit holders may not individually vote more than 5% of our outstanding Class A units even if such unit holder is the registered owner of more than 5% of the outstanding Class A units. Similarly, our Class B unit holders' vote is more restricted than that of our Class C unit holders but less restrictive than our Class A unit holders in that our Class B unit holders may not individually vote more than 10% of our outstanding Class B units even if such unit holder is the registered owner of more than 10% of the outstanding Class B units. These restrictions are intended to restrict the control our individual affiliated or unaffiliated unit holders may exercise over the Company. Finally, pursuant to our proposed Fourth Amended and Restated Operating Agreement our unaffiliated smaller unit holders are entitled to vote on any amendments to our operating agreement which may adversely affect the economic rights or limited liability of such unit holders.

        In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material. We did not consider the net book value in that as shown in the pro forma balance sheet set forth on page 51 of this proxy statement, the reclassification transaction and subsequent deregistration of our units is expected to have only an insignificant effect on the overall net book value of our units. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification transaction. Additionally, our unaffiliated unit holders are afforded the right to participate in our profits and losses on the same basis as our affiliated unit holders and none of our unaffiliated unit holders are being cashed out as a part of the reclassification transaction.

        We did not consider the current market prices in that our units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative. Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated unit holders and affiliated unit holders alike. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification. Moreover, none of our unaffiliated unit holders are being cashed out as a result of the reclassification transaction.

        We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices. Although we have seen a slight decline in the average price paid for our units over the past two years, we do not believe that this was the result of the reclassification transaction. Our units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices. Moreover, the decline in the average price of our units began before the Company engaged in the reclassification transaction. Finally, none of our unaffiliated unit holders are being cashed out as a part of the reclassification transaction.

        We did not consider the going concern value in that the going concern value is expected to be determined by the market at the time of a sale. The reclassification transaction will have only an insignificant effect on the Company's value on a going forward basis—a $255,000 per year savings—and will not be determinative of the going concern value. In addition, pursuant to our Fourth Amended and Restated Operating Agreement all our unaffiliated unit holders will be afforded the right to participate equally on an economic basis in any sales of the Company and the eventual distribution of residual funds.

        We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our units. Pursuant to our Fourth Amended and Restated Operating Agreement, the rights of our unaffiliated, like our affiliated unit holders, will not change and all our unit holders will be afforded the right to continue to share equally in the liquidation of the Company's assets and in any residual funds allocated to our unit holders. In addition, our Fourth Amended and Restated Operating Agreement provides all our unit holders, both affiliated and unaffiliated, an equal vote in the dissolution of the Company.

        We also did not consider any repurchases by the Company over the past two years or any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years in that there were none. The Company did not receive any report, opinion or appraisal or any firm offers within the past two years.

        None of the members of our board of directors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our unit holders.

  Procedural Fairness

        We believe the reclassification transaction is procedurally fair to our unaffiliated unit holders, including those that will continue to hold our common equity units as Class A units and those that will be reclassified as Class B or Class C unit holders. In concluding that the reclassification transaction is procedurally fair to our unaffiliated unit holders, the board of directors considered a number of factors. The factors that our board of directors considered positive for our unaffiliated unit holders, included the following:

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  The reclassification transaction is being effected in accordance with the applicable requirements of Iowa law as well as the requirements of our Third Amended and Restated Operating Agreement. Our Third Amended and Restated Operating Agreement states that an amendment to our operating agreement must be approved by a majority of our units represented at the special meeting. Our Third Amended and Restated Operating Agreement does not have a mechanism in place for a separate vote of our unaffiliated or smaller unit holders.

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  Our board formed a special committee to evaluate the reclassification transaction, which included two of our officers who do not own any membership units in Little Sioux. The special committee of the board believed that the fact that our board would be reclassified without any additional consideration, on the same basis as our unaffiliated unit holders, and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, which represented the sole conflict of interest along with the fact that our board will not be entitled to any special benefits in the reclassification transaction, the board with the assistance of the special committee was able to adequately balance the competing interest of the unaffiliated unit holders in accordance with their fiduciary duties.

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  Our board retained and received advice from legal counsel and their SEC auditors. The Company's counsel has a full understanding of the Company's operational needs and Iowa limited liability company law as well as particular experience in reclassification and other going private transactions. Counsel provided advice in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the board to evaluate the reclassification transaction and the terms of the reclassifications as provided in the Fourth Amended and Restated Operating Agreement, including the balancing of the rights of unaffiliated and affiliated Class A unit holders, Class B unit holders, and Class C unit holders.

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  All of our unit holders will retain an equity interest in the Company on the same basis as they did prior to the reclassification transaction. Management and our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our unit holders, or potentially ineffective in achieving the goals of allowing unit holders to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

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  Unaffiliated unit holders will have the opportunity to determine whether or not they will own Class A or Class B or Class C units after the reclassification transaction by acquiring sufficient units so that they hold at least 250 units immediately prior to the reclassification transaction, by combining ownership of common equity units with family members or other members in one record account, by transferring their common equity units to "street name," by which we mean into a brokerage account that has 250 or more common equity units on behalf of various beneficial holders, or by selling sufficient units so that they hold less than 250 or less than 125 units immediately prior to the reclassification transaction, so long as they submit their proposed transfer to our board no later than December 8, 2008, five days prior to the expected effective date of the reclassification transaction so that the sale or purchase is reflected in our unit holder records by the close of business on the day prior to the expected effective date of the reclassification transaction. Our board did recognize that in light of the limited market and infrequent trading of our common equity units, it may be difficult for some of our members to acquire additional common equity units prior to the date of the reclassification transaction. In this regard, our board will hold a special meeting of the board immediately prior to the reclassification transaction to approve any pending transfers.

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  Pursuant to our Third Amended and Restated Operating Agreement, which was approved by our members, to implement the reclassification transaction it must be approved by the affirmative vote of a majority of our units represented at the special meeting.

        Our board of directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated unit holders, whether they are receiving Class A units, Class B units or Class C units.

        The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated unit holders receiving Class B or Class C units as well as those receiving Class A units to the same degree, on the procedural fairness of the reclassification transaction:

  •
  Although the interests of the unaffiliated unit holders receiving Class B or Class C units are different from the interests of the unaffiliated unit holders owning Class A units and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated unit holders receiving Class B or Class C units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction. However, our board members will be reclassified on the same basis as the unaffiliated unit holders in the proposed transaction and will not receive any special benefits as a part of the reclassification transaction. In addition, two members of our special committee are not members of Little Sioux and thus were able to evaluate the fairness of the transaction from a non-member point of view.

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  The transaction is not structured to require approval of at least a majority of unaffiliated unit holders although at the time the reclassification transaction was approved by our board of directors, members of our board then only held 5.02% of our outstanding common equity units.

  •
  We did not solicit any outside expressions of interest in acquiring the Company.

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  We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B or Class C units or the fairness of the transaction to Little Sioux.

        The board is also aware of, and has considered, the impact of the following potentially countervailing factor, which affects our smaller unit holders receiving Class B or Class C units on the procedural fairness of the reclassification transaction.

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  The outcome of the transaction may be controlled by our unit holders that will receive Class A units if the reclassification transaction is approved in that we expect approximately 94,210 of our common equity units will convert to Class A units, while only approximately 69,914 units will convert into Class B and Class C units. However, no consideration had been given to the unit cutoff number relative to the control of the vote on the reclassification transaction. The transaction is not structured to require approval of at least a majority of our smaller unit holders in that our Third Amended and Restated Operating Agreement does not provide a mechanism for such vote, but instead calls for a majority vote of the membership units represented at the special meeting to amend our Third Amended and Restated Operating Agreement and thus our smaller unit holders do not have any expectation of being entitled to vote separately on the transaction. In addition, the board felt that its appointment of a special committee, which included two of our executive officers who do not have an ownership interest in the Company, to investigate and evaluate the transaction on behalf of the board made it unnecessary to require a special vote outside the scope of our Third Amended and Restated Operating Agreement.

        Our board of directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated unit holders, whether they will be receiving Class A, Class B or Class C units, and the foregoing factors are outweighed by the procedural safeguards previously described. In particular, with reference to an independent, unaffiliated representative, the board felt that the consideration of the transaction by the full board, whose sole conflict of interest is an insignificant increase in its aggregate proportionate ownership of Class A units following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to retain an independent fairness advisor. In addition, the board felt that its appointment of a special committee, which included two of our executive officers who do not have an ownership interest in the Company, to investigate and evaluate the transaction on behalf of the board and the fact that many of our unaffiliated unit holders, like our affiliated unit holders will be reclassified as Class A unit holders, made it unnecessary to retain an independent advisor or require approval of at least a majority of unaffiliated unit holders. Finally, pursuant to our Third Amended and Restated Operating Agreement, neither our unaffiliated unit holders nor smaller unit holders necessarily have any expectation of being entitled to separately vote and approve any changes to our operating agreement. Our Third Amended and Restated Operating Agreement may be amended by the approval of a majority of all the membership units represented at the special meeting. There is no mechanism in our current operating agreement to require the separate approval of our unaffiliated or smaller members. Additionally, the unaffiliated and smaller unit holders are not being forced out and will not receive units with lesser economic rights as a part of the reclassification transaction but instead will retain the same economic rights as our affiliated unit holders.

        We therefore believe that the reclassification transaction is substantively and procedurally fair to our unaffiliated unit holders, for the reasons and factors described above. In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole. None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated unit holders whether they will be receiving Class A, Class B or Class C units.

        In reaching its conclusion that the reclassification transaction is fair to our unaffiliated unit holders, whether they will be receiving Class A units, Class B units or Class C units, the board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material. Our board did not believe these factors to be material because our unit holders are not being "cashed out" in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in Little Sioux as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A units in our profits and losses, the receipt of distributions, and the benefits resulting from any sale of Little Sioux. See "Market Price of Little Sioux Corn Processors, LLC Units and Distribution Information—Comparative Market Price Data" beginning on page 49 for the current and historical market price of our units. Instead of the foregoing factors, the board subjectively considered the collective advantages of the Class B or Class C units, including the right of our Class B member units to elect directors and our Class B and Class C member units to retain their economic rights as compared to the collective rights of our Class A members including the right to vote on all matters. The board also subjectively considered the relative disadvantages of the three classes, including the limitation on voting and decision-making in the case of the Class C member units and the stringent limitation on voting power imposed on the Class A and Class B member units. In addition, the board also evaluated the benefits shared by all the Class A, Class B and Class C units, such as the ability to vote upon certain events such as dissolution of the Company, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.

        As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to all unit holders, for the reasons and factors described above. In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole. None of the factors considered led us to believe that the reclassification transaction is unfair to any of our unit holders.

        We have not made any provision in connection with the reclassification transaction to grant our unaffiliated unit holders access to our Company files beyond the access granted generally under our Third Amended and Restated Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense. Nor did we request or receive any reports opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A units, Class B units or Class C units. Our unit holders are not being "cashed out" in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in Little Sioux as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A units in our profits and losses, the receipt of distributions, and the benefits resulting from any sale of Little Sioux. With respect to our unaffiliated unit holders' access to our Company files, our board determined that this proxy statement, together with our other filings with the SEC and information they may obtain pursuant to our Third Amended and Restated Operating Agreement, provide adequate information for our unaffiliated unit holders. Under the Iowa Limited Liability Company Act and our Third Amended and Restated Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and directors, copies of our articles of organization, tax returns, financial statements, and operating agreements for the six most recent fiscal years. Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of Little Sioux. Members may also, at their own expense for a purpose reasonably related to their interest as a member, request copies of the lists of our members and directors, our articles of organization, tax returns and operating agreements. With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary. In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the board also took into account factors such as Little Sioux's size and the cost of such procedures.

        We have not structured the transaction to require the approval of at least a majority of unaffiliated unit holders. Because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes a special vote is not necessary. In addition, a majority of directors who are not employees of the subject company have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders. Again, because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes an unaffiliated representative is unnecessary. The board felt that the consideration of the transaction by the full board, whose sole conflict of interest is an insignificant increase in its aggregate proportionate ownership of Class A units following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to retain an independent fairness advisor. In addition, the board felt that its appointment of a special committee, which included two of our executive officers who do not have an ownership interest in the Company, to investigate and evaluate the transaction on behalf of the board made it unnecessary to require a special vote or retain an unaffiliated representative.

Board Recommendation

        Our board of directors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders and unanimously recommends that you vote "FOR" the proposal to adopt the amendments to our operating agreement that will allow us to effect the reclassification transaction.

Purpose and Structure of the Reclassification Transaction

        The purposes of the reclassification transaction are to:

  •
  Consolidate ownership of our units in under 300 unit holders of record of our common equity units, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $255,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of unit holder communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

  •
  Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

  •
  Allow our management and employees to refocus time spent on SEC-reporting obligations and unit holder administrative duties to our core business.

  •
  Eliminate the pressure and expectation to produce short-term per unit earnings, thereby increasing management's flexibility to consider and initiate actions that may produce long-term benefits and growth.

        For further background on the reasons for undertaking the reclassification transaction at this time, see "—Background of the Reclassification Transaction" beginning on page 17 and "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" beginning on page 21.

        The structure of the reclassification transaction will give all our unit holders the opportunity to retain an equity interest in Little Sioux and therefore to participate in any future growth and earnings of the Company and in any future value received as a result of the sale of the Company. Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.

        Our board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of units registered in the name of a single holder to determine if that holder's units will be reclassified. The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many unit holders would receive Class B or Class C units because we will be able to have a complete and final list of all record unit holders at the effective time. In addition, the board considered that effecting the transaction at the record unit holder level would allow unit holders some flexibility with respect to whether they will be treated as Class A unit holders, Class B unit holders or Class C unit holders. See "—Effect of the Reclassification Transaction on Unit Holders of Little Sioux" beginning on page 34. Our board felt that this flexibility would help to enhance the substantive and procedural fairness of the transaction to all unit holders. Although providing this flexibility generates an element of uncertainty, in that the reclassification may not eliminate as many of our Class A unit holders as anticipated, our board felt that the threshold ratio of 250 or more units allowed a sufficient margin for unit holders to transfer their units in or out of street name. Overall, our board determined that structuring the reclassification transaction as one that would affect unit holders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may be created by giving unit holders the flexibility to transfer their holdings. For further background on the alternative structures considered by our board of directors please see "—Background of the Reclassification Transaction" beginning on page 17 and "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation" beginning on page 21.

Effects of the Reclassification Transaction on Little Sioux; Plans or Proposals after the Reclassification Transaction

        The reclassification transaction will have various positive and negative effects on Little Sioux, which are described below.

  Effect of the Proposed Transaction on Our Outstanding Units

        Our Third Amended and Restated Operating Agreement currently authorizes the board to issue up to 179,000 member units without member approval. The number of authorized units will remain unchanged after completion of the reclassification transaction. As of the record date, the number of outstanding common equity units was 164,115. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, the number of outstanding common equity units will be reduced from 164,115 to approximately 94,201. There would be approximately 40,665 Class B units issued and approximately 29,249 Class C units issued and the number of Class A unit holders of record would have been reduced from approximately 749 to approximately 182. We have no other current plans, arrangements or understandings to issue any member units.

  Effect of the Proposed Transaction on our Class B or Class C Units

        Our Third Amended and Restated Operating Agreement does not currently authorize us to issue any additional classes of units. The amendments to our operating agreement will authorize the issuance of three separate and distinct classes of units, Class A, Class B, and Class C units. After completion of the reclassification transaction, we will have approximately 94,201 Class A units outstanding, 40,665 Class B units outstanding, and 29,249 Class C units outstanding.

  Termination of Securities Exchange Act Registration and Reporting Requirements

        Upon the completion of the reclassification transaction, we expect that our common equity units, classified as Class A units, will be held by fewer than 300 record unit holders and each of the Class B and Class C units will be held by fewer than 500 record unit holders. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.

        The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our unit holders and to the SEC. Therefore, we estimate that we will eliminate costs and avoid anticipated future costs associated with these filing requirements, which we estimate to be approximately $255,000 on an annual basis. These represent 60% of the total annual costs in that the Partnership incurs the remaining 40% of the annual costs associated with our SEC expenses. These costs are broken down as follows:

Accounting Expenses	$61,800
SEC Counsel	$49,800
Current and Additional Staff and Executive Time	$78,000
SOX 404 Costs	$47,400
Miscellaneous, including Printing Fees	$18,000
Total	$255,000

        We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction. Following completion of the reclassification transaction, we intend to continue to provide our unit holders with annual and quarterly financial information about Little Sioux.

  Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report

        After the reclassification transaction, we anticipate that there will be up to approximately 245 Class B and 322 Class C unit holders of record. If the number of record holders of our Class B units or our Class C units exceeds 500 on the last day of any given fiscal year, Little Sioux will be required to register the Class B or Class C units under Section 12(g) of the Securities Exchange Act. As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our Third Amended and Restated Operating Agreement contained in the Fourth Amended and Restated Operating Agreement includes a provision that gives our board the authority to disallow a transfer of Class B or Class C units if it believes that a transfer will result in the Class B or Class C units being held by 500 or more respective holders or another number that otherwise obligates the Company to register its Class B or Class C units under Section 12(g) of the Securities Exchange Act. We do not expect any significant change in the number of record holders of Class B or Class C units in the near term that will obligate us to register our Class B or Class C units.

        Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes Oxley Act to which we are currently subject. For this reason, the Fourth Amended and Restated Operating Agreement also contains a new restriction on the transfer of Class A units that gives our board of directors the authority to disallow a transfer of Class A units if it believes that the transfer will result in the Class A units being held by 300 or more Class A unit holders. We estimate that following the reclassification transaction, we will have approximately 182 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume our periodic reporting with the SEC.

  Effect on Trading of Class A Units

        Our Units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service on our website, an alternative trading system as defined by the SEC. Persons interested in buying or selling units first contact the company offices with notice of their desire to buy or sell. Their offer to buy or sell is posted on the company website with their contact information. Persons interested in buying or selling units as listed on the website are encouraged to contact the offeror to negotiate transaction details. Once the terms of the transaction are agreed, the member will contact Investor Relations at the company to arrange the transfer of the units.

        Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the reduction of the number of our record unit holders of our common equity units and the fact that our units will only be tradable in privately negotiated transaction, the liquidity of our units may be reduced following the reclassification transaction. We do expect however that trading of our units will continue to be facilitated through an alternative trading system following consummation of the reclassification transaction.

  Financial Effects of the Reclassification Transaction

        We expect that the professional fees and other expenses related to the reclassification transaction of approximately $200,000 will not have any material adverse effect on our liquidity, results of operations or cash flow. See "—Fees and Expenses" beginning on page 39 for a description of the fees and expenses we expect to incur in connection with the reclassification transaction. See "—Financing of the Reclassification Transaction" on page 38 for a description of how the reclassification transaction will be financed.

  Effect on Conduct of Business after the Transaction

        We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

  Effect on Our Directors and Executive Officers

        It is not anticipated that the reclassification transaction will have any effect on our directors and executive officers, other than with respect to their relative unit ownership. We expect that most of our directors and executive officers will hold 250 or more units immediately prior to the reclassification transaction. As a result, they will hold the same number of Class A units after the reclassification transaction. However, because the total outstanding units will be reduced, this group will hold a larger relative percentage of the voting interests of Little Sioux. As of the record date, these directors and executive officers collectively beneficially held and had voting power over 8,235 units, or 5.02% of our units.

        The annual compensation paid by us to our officers and directors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.

  Plans or Proposals

        Other than as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company. Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our member units or entering into any other arrangement or transaction we may deem appropriate and in the best interests of the Company.

Effects of the Reclassification Transaction on Unit Holders of Little Sioux

        The general effects of the reclassification transaction on the unit holders of Little Sioux are described below.

  Effects of the Reclassification Transaction on Class A Unit Holders

        The reclassification transaction will have both positive and negative effects on the Class A unit holders. All of these changes will affect both affiliated and unaffiliated Class A unit holders in the same way. The board of directors of Little Sioux considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

        As a result of the reclassification transaction, the Class A unit holders will:

  •
  Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

  •
  Be entitled to vote on all matters brought before the members of Little Sioux, except as otherwise provided by the Fourth Amended and Restated Operating Agreement or Iowa law; and

  •
  Realize enhanced voting control over Little Sioux in comparison to other classes of units due to the voting limitations placed on Class B and C unit holders.

Detriments:

        As a result of the reclassification transaction, the Class A unit holders will:

  •
  Be required to have their member units reclassified involuntarily for Class A units, for which they will receive no additional consideration;

  •
  Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information concerning Little Sioux required to be contained in the Company's periodic reports to the SEC and which the Company may choose not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

  •
  Hold restricted securities, which will require approval of the board of directors and an appropriate exemption from registration to be eligible for transfer;

  •
  May not vote more than 5% of the outstanding Class A units even if such unit holder owns more than 5% of the outstanding Class A units;

  •
  Bear the risk of a reduction in the liquidity of the Class A units due to the reduction in the number of our Class A members of record and the fact that our Class A units would only be tradable in privately negotiated transactions; and

  •
  Bear the risk of a decrease in the market value of the Class A units due to the reduction in public information concerning the Company as a result of us not having to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units.

  Effects of the Reclassification Transaction on Class B Unit Holders

        The reclassification transaction will have both positive and negative effects on the Class B unit holders. All of these changes will affect both affiliated and unaffiliated Class B unit holders in the same way. The board of directors of Little Sioux considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

        As a result of the reclassification transaction, the Class B unit holders will:

  •
  Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act.

  •
  Continue to hold an equity interest in Little Sioux and share in our profits, losses and distributions on the same basis as our Class A unit holders.

Detriments:

        As a result of the reclassification transaction, the Class B unit holders will:

  •
  Be required to have their member units reclassified involuntarily for Class B units, for which they will receive no additional consideration;

  •
  Be entitled to vote only to elect members to the board of directors, upon a proposed dissolution of the Company and on amendments to our operating agreement that would modify the limited liability of the member or alter the member's economic interest; and

  •
  May not vote more than 10% of the outstanding Class B units even if such unit holder owns more than 10% of the outstanding Class B units.

  Effects of the Reclassification Transaction on Class C Unit Holders

        The reclassification transaction will have both positive and negative effects on the Class C unit holders. All of these changes will affect both our affiliated and unaffiliated Class C unit holders in the same way. The board of directors of Little Sioux considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

        As a result of the reclassification transaction, the Class C unit holders will:

  •
  Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

  •
  Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Fourth Amended and Restated Operating Agreement; and

  •
  Continue to hold an equity interest in Little Sioux and share in our profits, losses and distributions on the same basis as our Class A unit holders.

Detriments:

        As a result of the reclassification transaction, the Class C unit holders will:

  •
  Be required to have their member units reclassified involuntarily for Class C units, for which they will receive no additional consideration; and

  •
  Be entitled to vote only upon a proposed dissolution of the Company and on amendments to our operating agreement that would modify the limited liability of the member or alter the member's economic interest.

  Effects of the Reclassification Transaction on Affiliated Unit Holders

        In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and directors. As used in this proxy statement, the term "affiliated unit holders" means any unit holder who is a director or executive officer of Little Sioux and the term "unaffiliated member" means any member other than an affiliated member.

        As a result of the reclassification transaction, our affiliated unit holders will:

  •
  Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our units will not be registered under the Exchange Act. As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and unit ownership will not be publicly available; and

  •
  Lose the availability of Rule 144. Because our units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Membership Units of Little Sioux

        It is important that our unit holders understand how units that are held by them in "street name" will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of Little Sioux into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of Little Sioux that its clients have deposited with it through a single nominee; this is what is meant by "street name." If that single nominee is the unit holder of record of 250 or more units, then the units registered in that nominee's name will be renamed as Class A units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in "street name," you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other "street name" holders who hold through your broker, agent or nominee may adjust their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction until it is consummated. However, because we think it is likely that any brokerage firm or other nominee will hold 250 or more units in any one account, we think it is likely that all "street name" holders will be classified as Class A unit holders.

        The board elected to structure the reclassification transaction so that it would take effect at the record unit holder level, in part, to allow unit holders some flexibility in determining whether they would like their common equity units to be reclassified. See "—Purpose and Structure of the Reclassification Transaction" beginning on page 30. Unit holders, who wish to be Class A unit holders of Little Sioux, may elect to do so by acquiring sufficient units so that they hold 250 or more units in their own name immediately prior to the reclassification transaction, by combining ownership with family members or other members into one record ownership account, or by transferring their common equity units into a brokerage or nominee account. In addition, beneficial owners whose common equity units would be reclassified if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C units from Little Sioux as a result of the reclassification transaction, should inquire of their broker or nominee as to the procedure and cost, if any, to transfer their member units into a record account in their own name. In either case, these unit holders will have to act far enough in advance of the reclassification transaction so that any consolidation, purchase or transfer is submitted to our board no later than December 8, 2008, five days prior to the expected effective date of the reclassification, so that the consolidation, purchase or transfer is reflected in our unit holders records by the close of business on the day prior to the expected effective date of the reclassification transaction.

Interests of Certain Persons in the Reclassification Transaction

        Our executive officers and directors who are also unit holders will participate in the reclassification transaction in the same manner and to the same extent as all of our other unit holders. With the exception of our executive officers, Steve Roe and Gary Grotjohn, who do not own any of our membership units, we anticipate that most of our directors and officers will own 250 or more units, and therefore will be Class A unit holders if the reclassification transaction is approved. In addition, because of the voting restrictions placed on Class B and C units, the officers and directors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our directors, entitled to vote, unanimously approved the reclassification transaction and are recommending that you approve it. Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to all of our unit holders for the reasons discussed in this proxy statement.

        The fact that each director's percentage ownership of our member units will increase as a result of the reclassification transaction was not a consideration in the board's decision to approve the reclassification transaction or in deciding its terms, including setting the 250 Class A unit threshold. In this regard, the directors as a group will be treated exactly the same as other unit holders. In addition, the board determined that any potential conflict of interest created by the directors' ownership of our Class A units is relatively insignificant. The board did not set the 250 Class A unit threshold to avoid exchanging the Class A member units of any directors. In addition, the increase in each director's percentage ownership of our Class A units resulting from the reclassification transaction is expected to be insignificant. As a group, the percentage beneficial ownership and voting power of all of our directors and executive officers would increase only approximately 3.44% from approximately 5.02% to approximately 8.46% after the reclassification transaction. This is also is very unlikely to have a practical effect on their collective ability to control the Company.

        In addition, pursuant to the terms of the proposed Fourth Amended and Restated Operating Agreement, if adopted, our Class A unit holders, including any of our directors and officers that are Class A unit holders, will not be allowed to vote more than 5% of the outstanding Class A units even if they own more than 5% of the outstanding Class A units. Similarly, our Class B unit holders will not be allowed to vote more than 10% of the outstanding Class B units even if they own more than 10% of the outstanding Class B units.

        Our board of directors was aware of the actual or potential conflicts of interest discussed above and considered it along with the other matters that have been described in this proxy statement under the captions "—Background of the Reclassification Transaction" beginning on page 17, "—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation," beginning on page 21 and "—Effects of the Reclassification Transaction on Unit Holders of Little Sioux" beginning on page 34.

        Like our unaffiliated unit holders, our directors and officers holding 250 or more of our common equity units will receive one Class A unit for every common equity unit held by them prior to the reclassification transaction. Like our unaffiliated unit holders our directors and officers will not receive any additional consideration for their reclassified units. Nor will any of our directors or officers receive any cash payments under any employment, retention, severance, or directorship agreements. The following chart shows the number of Class A units each of our directors and officers will receive in exchange for their common equity units if the reclassification transaction is approved.

Name of Director/Officer	Number of Common Equity Units prior to Reclassification Transaction	Number of Class A Units after the Reclassification Transaction
Dale Arends	480 units	480 Class A units
Vince Davis	360 units	360 Class A units
Darrell Downs	480 units	480 Class A units
Daryl Haack	510 units	510 Class A units
Verdell Johnson	1,500 units	1,500 Class A units
Doug Lansink	420 units	420 Class A units
Tim Ohlson	780 units	780 Class A units
Myron Pingel	1,335 units	1,335 Class A units
Ron Wetherell	2,370 units	2,370 Class A units
Steve Roe	0 units	0 Class A units
Gary Grotjohn	0 units	0 Class A units

        None of our executive officers or directors, who beneficially own an aggregate of 250 or more units, has indicated to us that he or she intends to sell some or all of his or her units during the period between the public announcement of the transaction and the effective date. In addition, none of these individuals has indicated his or her intention to divide his or her units among different record holders so that fewer than 250 units are held in each account so that the holders would receive Class B or C units.

Financing of the Reclassification Transaction

        We estimate that the reclassification transaction will cost approximately $200,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See "Special Factors—Fees and Expenses" beginning on page 39 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital.

Material Federal Income Tax Consequences of the Reclassification Transaction

        The following discussion is a summary of the material United States federal income tax consequences of the reclassification transaction. This discussion does not consider the particular facts or circumstances of any holder of our units. This discussion assumes that you hold, and will continue to hold, your Class A, B, or C units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code." The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each unit holder's individual circumstances or tax status. Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a market-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a "hedge," "straddle" or "conversion transaction").

        This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. No assurance can be given that, after any such change, this discussion would not be different. Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service. Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.

  Federal Income Tax Consequences to Little Sioux

        The reclassification will be treated as a tax-free "recapitalization" for federal income tax purposes. As a result, the reclassification will not have any material federal income tax consequences to us.

  Federal Income Tax Consequences to Class A, B, and C Unit Holders

        Unit holders receiving Class A, B, or C units in exchange for their existing units will not recognize any gain or loss in the reclassification. You will have the same adjusted tax basis and holding period in your Class A, B, or C units as you had in your units immediately prior to the reclassification.

        The discussion of material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

Appraisal and Dissenters' Rights

        Under Iowa law, you do not have appraisal rights in connection with the reclassification transaction. Moreover, pursuant to our Third Amended and Restated Operating Agreement, you have waived any dissenter's rights that may have otherwise been available. Other rights or actions under Iowa law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.

Regulatory Requirements

        In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses

        We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges. We estimate that our expenses will total approximately $200,000, assuming the reclassification transaction is completed. This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$180,000
Printing and mailing costs	$10,000
Miscellaneous expenses	$10,000
Total	$200,000

THE FOURTH AMENDED AND RESTATED OPERATING AGREEMENT

        We are currently governed by our Third Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix A. In connection with the reclassification transaction, we are proposing that our members approve amendments to our Third Amended and Restated Operating Agreement contained in a proposed Fourth Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix B.

The Reclassification

        Amendments to the Preamble and Sections 1.10, 5.1, 5.2, 5.6, 6.1, 6.2, 6.3, 6.4, 6.5, 8.1, 9.2 and 9.3 of our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement provide for the reclassification of our units held by unit holders who are the record holders of 250 or more into Class A units, unit holders who are the record holders of at least 125 but no more than 249 units into Class B units, and unit holders who are the record holders of 124 or fewer into Class C units. In connection with the reclassification, each unit held by such record holders will be reclassified on the basis of one Class A, B, or C unit for each unit held by such unit holders immediately prior to the effective time of the reclassification. Unless otherwise elected by the board as described in this proxy statement, we anticipate that the reclassification will be effective upon the approval of the proposed amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement by our members. For a description of the terms of the Class A, B, and C units, see "Description of Units" beginning on page 42.

Description of Proposed Other Changes in the Fourth Amended and Restated Operating Agreement

        In addition to the provisions related to the reclassification of units which have been described above, and described below in "Description of Units," our board of directors has proposed the following additional amendments to our Third Amended and Restated Operating Agreement:

  •
  the modification to definitions in Section 1.10 of the Third Amended and Restated Operating Agreement, to reflect the proposed reclassification by defining "Class A Member," "Class A Unit," "Class A Unit Holders," "Class B Member," "Class B Unit," "Class B Unit Holder," "Class C Member," "Class C Unit," "Class C Unit Holder," "Classification" and "Classification Date;"

  •
  the modification to the definition of "Membership Voting Interest" in Section 1.10 of our Third Amended and Restated Operating Agreement, to reflect the proposed restriction of Class A and Class B Membership Voting Interests to 5% of the outstanding Class A units and 10% of the outstanding Class B units respectively;

  •
  the modification in Sections 5.1 and 5.2 of the Third Amended and Restated Operating Agreement to provide that directors will be elected by Class A and Class B members;

  •
  by amendment to Section 5.6 of our Third Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.6(a)(i)-(iv) without the unanimous consent of the Class A members;

  •
  by amendment to Section 5.6 of our Third Amended and Restated Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.6(b)(i)-(v) without the consent of a majority of the Class A membership voting interests;

  •
  by the addition of Section 5.6(c) of our Third Amended and Restated Operating Agreement, that our directors will not have the authority to, without the consent of a majority of the Class A, Class B, and Class C membership voting interests, to elect to dissolve the Company;

  •
  by the amendment of Section 6.1 of our Third Amended and Restated Operating Agreement, that, effective as of the classification date, there will be three classes of membership units, and that the classification of the units will remain in effect permanently following the classification date;

  •
  by the addition of Section 6.1(a) of our Third Amended and Restated Operating Agreement, that, each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of 250 or more units on the classification date shall be classified as a Class A unit;

  •
  by the addition of Section 6.1(b) of our Third Amended and Restated Operating Agreement, that, each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of at least 125 but no more than 249 units on the classification date shall be classified as a Class B unit;

  •
  by the addition of Section 6.1(c) of our Third Amended and Restated Operating Agreement, that, each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of 124 or fewer units on the classification date shall be classified as a Class C unit;

  •
  by the addition of Section 6.3(a) to our Third Amended and Restated Operating Agreement, that Class A members will have voting rights on all matters brought before the members of the Company, except as otherwise provided in the operating agreement;

  •
  by the addition of Section 6.3(b) to our Third Amended and Restated Operating Agreement, that Class B members will be entitled to vote only upon (i) election of directors; and (ii) dissolution of the Company;

  •
  by the addition of Section 6.3(c) to our Third Amended and Restated Operating Agreement, that Class C members will be entitled to vote only upon the dissolution of the Company;

  •
  by the addition of Section 6.3(d) to our Third Amended and Restated Operating Agreement, that unless otherwise required by the operating agreement or by law, on any matter upon which more than one class of members are entitled to vote, the Class A, B and/or C members will vote together as a single class;

  •
  by amendment to Section 8.1 of our Third Amended and Restated Operating Agreement, that amendments to the operating agreement may be proposed by the directors or any Class A member, and the Class A members will vote on proposed amendments; notwithstanding; however, that the operating agreement will not be amended without the consent of all holders of units adversely affected if such amendment would modify the limited liability of a member or alter the economic interest of a member;

  •
  by amendment to Section 9.2 of our Third Amended and Restated Operating Agreement, that our directors shall have authority to disallow any proposed transfer of Class A, Class B or Class C units in their sole discretion, except with respect to transfers involuntarily by operation of law or transfers without consideration to or in trust for descendants;

  •
  by amendment to Section 9.3(e) of our Third Amended and Restated Operating Agreement, that unless otherwise approved by the directors and a 75% majority in interest of the Class A members, no transfers of units may be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the directors and the transferor member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company;

  •
  by the addition of Section 9.3(h) to the Third Amended and Restated Operating Agreement, that any transfer of units will not result in the number of Class A unit holders of record equaling 300 or more, or such other number as required to maintain suspension of the Company's reporting obligations under the Exchange Act;

  •
  by the addition of Section 9.3(i) to the Third Amended and Restated Operating Agreement, that any transfer of units will not result in the number of Class B or Class C unit holders of record equaling 500 or more, or such other number that would otherwise require the Company to register its Class B or Class C units with the Securities and Exchange Commission;

  •
  by amendments throughout our Third Amended and Restated Operating Agreement, we changed the classification of our Class B directors to Class D directors; and

  •
  general updates throughout our Third Amended and Restated Operating Agreement.

        In addition to the above changes related to the reclassification transaction, we have removed the requirement under Section 5.6(b)(ii) of our Third Amended and Restated Operating Agreement that the board will not confess a judgment against the Company in excess of $500,000. This provision was removed in order to give our board additional discretion to manage the Company in light of the fact that the Company's assets and net worth have substantially increased since the approval of our Third Amended and Restated Operating Agreement. This change is not related to the reclassification transaction.

 DESCRIPTION OF UNITS

General

        We are authorized to issue up to an aggregate of 170,000 units without consent of the Class A members. As of the record date, 164,115 of our common equity units were issued and outstanding and were held of record by approximately 749 unit holders. If the reclassification transaction is approved, we estimate there will be approximately 94,201 Class A units, 40,665 Class B units and 29,249 Class C units after the reclassification transaction. The exact number of Class A, B and C units following the reclassification transaction will depend on the number of units that are held by each member as of the record date and reclassified into Class A, B and C units. All units when fully paid are nonassessable and are not subject to redemption or conversion. Generally, the rights and obligations of our members are governed by the Iowa Limited Liability Company Act and our Third Amended and Restated Operating Agreement, a copy of which is attached as Appendix A to this Proxy Statement.

        Our units represent an ownership interest in the Company. Upon purchasing units, our unit holders enter into our operating agreement and become members of our limited liability company. Each member has the right to:

  •
  a share of our profits and losses;

  •
  receive distributions of our assets when declared by our directors;

  •
  participate in the distribution of our assets if we dissolve; and

  •
  access and copy certain information concerning our business.

        The following summary describes the material terms of our Class A, B and C member units in connection with the reclassification transaction and as provided in the proposed amendments to our Third Amended and Restated Operating Agreement contained in our Fourth Amended and Restated Operating Agreement.

Our Existing Units

Transfer of Units

        The transfer of our existing units is restricted. Prior to beginning operations at our ethanol plant, units could not be transferred unless they were transferred:

  •
  to the administrator or trustee of the member, if such transfer was done involuntarily by operation of law; or

  •
  made without consideration to a trust for the descendants of the member.

        After we began operations at our ethanol plant, members could transfer their units to:

  •
  any other member, affiliate or related party of another member, or an affiliate or related party of the transferring member; and

  •
  any other person or organization if a majority of our directors approve the transaction.

        Following a transfer of units, the transferee receiving the units will be admitted as a new member of our Company if he or she:

  •
  agrees to be bound by our operating agreement;

  •
  pays or reimburses us for any legal, filing and publication costs that we incur relating to admitting such individual or entity as a new member; and

  •
  delivers, upon request, any other materials, such as tax information and identification numbers needed to complete the transfer.

        We may prohibit a transferee from becoming a member if he or she does not comply with these requirements and certain conditions found in our Third Amended and Restated Operating Agreement. These conditions include:

  •
  except in the case of a transfer of any units involuntarily by operation of law, either (i) such units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel that such transfer is exempt from all applicable registration requirements and will not violate any applicable laws regulating the transfer of securities;

  •
  except in the case of a transfer of units involuntarily by operation of law, the transferor shall provide an opinion of counsel that such transfer will not cause the Company to be deemed to be an "investment company" under the Investment Company Act of 1940;

  •
  Unless otherwise approved by the Class A directors and a 75% majority in interest of the members, no transfer of units shall be made except upon terms which would not result in the termination of the Company within the meaning of Section 708 of the Internal Revenue Code (the "Code") or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company.

        Any transferee that is not admitted as a member will be treated as an unadmitted assignee. An unadmitted assignee may not vote and may only receive distributions that we declare or that are available upon our dissolution or liquidation. Unadmitted assignees are not entitled to any information or accountings regarding our business and may not inspect or copy our books and records.

  Termination of Membership; Separable Voting and Economic Interests

        Although we are managed by our directors, members have the right to vote on certain transactions, such as amending our operating agreement or dissolving the Company. Unit holders have these rights if they have been admitted as members of our limited liability company. If such membership terminates for any reason, then any such former member will lose his or her voting rights and access to information concerning our business.

        As provided in the Iowa Limited Liability Company Act and our Third Amended and Restated Operating Agreement, a member's membership interest in our limited liability company may be terminated if her or she:

  •
  voluntarily withdraws from our limited liability company;

  •
  assigns our units for the benefit of creditors;

  •
  assigns all of our units and the individual or entity to whom they are assigned is admitted as a member; or

  •
  seeks or consents to the appointment of a trustee or receiver over all or substantially all of his or her property.

        In addition, individuals will cease to be members upon their death or if they have been declared incompetent by a court of law. Entity members will cease to be members at the time they cease to exist. The membership of an estate will terminate when the fiduciary of the estate distributes all of the estate's units. Accordingly, it is possible to be a holder of our units, but not a member. A unit holder that is not a member will have the same rights as an unadmitted assignee, which are discussed above.

  Restrictive Legend

        We may place the following legend, which may be amended by the directors in their sole discretion, upon any counterpart of our operating agreement, the articles of organization, or any other document or instrument evidencing ownership of units:

  THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

  Distribution of Operating Income

        Our unit holders are entitled to receive distributions of cash and property if a distribution is declared by our Class A directors in their sole discretion. Distributions are made to our unit holders in proportion to the number of units that are then issued and outstanding. No distributions may be made in violation of the Iowa Limited Liability Company Act.

  Membership Voting Interest

        Under our Third Amended and Restated Operating Agreement, no member and/or any related party or affiliate of a member may ever be entitled to vote more than five percent of the outstanding units of the Company, even if such Member is the registered owner of more than five percent of the outstanding units of the Company.

Terms of the Class A Units to be Received in the Reclassification Transaction

        Generally, as set out in the proposed Fourth Amended and Restated Operating Agreement, which is attached as Appendix B to this proxy statement, many of the terms and conditions of the Class A units will be similar to the terms and conditions of our common equity units prior to a reclassification. The following are material similarities and differences between the existing units and the Class A units:

  Voting Rights

        As with our existing units, Class A members will be entitled to vote on all matters for which unit holder approval is required under our Fourth Amended and Restated Operating Agreement or Iowa law.

  Transferability

        Our Class A units will have similar transfer restrictions as our existing units. Unlike our existing units, Class A units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class A units if:

  •
  the transfer would result in the number of Class A unit holders equaling 300 or more, or as otherwise required to avoid the Company's reporting obligations under the Exchange Act; or

  •
  the transfer would change certain tax treatments of the Company.

        As with transferees of our existing units, transferees of Class A units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class A units must also become parties to the Company's operating agreement.

  Membership Voting Interest

        As with unit holders of our common equity units, under no circumstances shall any member holding Class A units ever be entitled to vote more than five percent of the outstanding Class A units of the Company, even if such member is the registered owner of more than five percent of the outstanding Class A units.

  Minimum Ownership Requirement

        There is no minimum ownership requirement for Class A units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class A units on the classification date, the holder of the units will not cease to become a Class A member if he or she no longer holds 250 or more Class A units in the future.

  Restrictive Legend

        Certificates representing the Class A units will bear the same restrictive legend as our certificates currently representing our units.

Terms of the Class B Units to be Received in the Reclassification Transaction

        The following are material similarities and differences between the existing units and the Class B units:

  Voting Rights

        Unlike our existing units or Class A units, Class B members will be entitled to vote only on the election of directors and dissolution of the Company. Class B members will, however, be entitled to vote on any amendment to our proposed Fourth Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

  Transferability

        Our Class B units will have similar transfer restrictions as our existing units. Unlike our existing units, Class B units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class B units if:

  •
  the transfer would result in the number of Class B unit holders equaling 500 or more, or as otherwise required to avoid the Company's reporting obligations under the Exchange Act; or

  •
  the transfer would change certain tax treatments of the Company.

        As with transferees of our existing units, transferees of Class B units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class B units must also become parties to the Company's operating agreement.

  Membership Voting Interest

        Under no circumstances shall any member holding Class B units ever be entitled to vote more than ten percent of the outstanding Class B units of the Company, even if such member is the registered owner of more than ten percent of the outstanding Class B units.

  Minimum Ownership Requirement

        There is no minimum ownership requirement for Class B units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class B units on the classification date, the holder of the units will not cease to become a Class B member if he or she no longer holds at least 125 units in the future.

  Restrictive Legend

        Certificates representing the Class B units will bear the same restrictive legend as our certificates currently representing our units.

Terms of the Class C Units to be Received in the Reclassification Transaction

        The following are material similarities and differences between the existing units and the Class C units:

  Voting Rights

        Unlike our existing units or Class A or B units, Class C members will be entitled to vote only on the dissolution of the Company. Class C members will, however, be entitled to vote on any amendment to our proposed Fourth Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

  Transferability

        Our Class C units will have similar transfer restrictions as our existing units. Unlike our existing units, Class C units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class C units if:

  •
  the transfer would result in the number of Class C unit holders equaling 500 or more, or as otherwise required to avoid the Company's reporting obligations under the Exchange Act; or

  •
  the transfer would change certain tax treatments of the Company.

        As with transferees of our existing units, transferees of Class C units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class C units must also become parties to the Company's operating agreement.

  Membership Voting Interests

        Unlike our existing units and our proposed Class A and Class B units, Class C unit holders do not have any restrictions on their percentage of membership voting interests they are entitled to vote.

  Restrictive Legend

        Certificates representing the Class C units will bear the same restrictive legend as our certificates currently representing our units.

Comparison of Features of Class A, B and C Units

        The following table sets forth a comparison of the proposed features of the Class A, B and C units. Section references are to sections in the proposed Fourth Amended and Restated Operating Agreement.

	Class A	Class B	Class C
Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our operating agreement or Iowa law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our operating agreement or Iowa law.	Only entitled to vote on voluntary dissolution and as may be required by our operating agreement or Iowa law.

	Class A	Class B	Class C
Transfer Rights	Transfers of Class A units will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record (Section 9).	Transfers of Class B units will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record (Section 9).	Transfers of Class C units will only be allowed pursuant to the restrictions set forth in our operating agreement and tax and securities laws. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record (Section 9).
Minimum/Maximum Ownership Requirements

Holders of Class A units may not vote more than five percent (5%) of the issued and outstanding Class A units at anytime (Section 1.10). Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).

Holders of Class B units may not vote more than ten percent (10%) of the issued and outstanding Class B units at anytime (Section 1.10). Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).

No maximum ownership requirements. Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

Amendments to the Operating Agreement	Holders of Class A units may amend the Company's operating agreement (Section 8).

Holders of Class B units may not amend the Company's operating agreement (Section 8). However, Class B members may vote on any amendment to our operating agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Holders of Class C units may not amend the Company's operating agreement (Section 8). However, Class C members may vote on any amendment to our operating agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Sharing of Profits and Losses	Holders of the Class A units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).

	Class A	Class B	Class C
Distributions	Holders of Class A units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).
Dissolution	Holders of Class A units are entitled to participate pro rata in the distribution of assets upon the Company's dissolution (Section 10).	Holders of Class B units are entitled to participate pro rata in the distribution of assets upon the Company's dissolution (Section 10).	Holders of Class C units are entitled to participate pro rata in the distribution of assets upon the Company's dissolution (Section 10).
Information Rights	Holders of Class A units are entitled to receive financial reports and to access and copy certain information concerning the Company's business (Section 7).	Holders of Class B units are entitled to receive financial reports and to access and copy certain information concerning the Company's business (Section 7).	Holders of Class C units are entitled to receive financial reports and to access and copy certain information concerning the Company's business (Section 7).

 ABOUT THE SPECIAL MEETING

Date, Time and Place of Special Meeting

        Our board of directors is asking for your proxy for use at a special meeting of the members to be held on Monday, December 15, 2008, at 7 p.m., central time, at Western Iowa Tech in Cherokee, Iowa, and at any adjournments or postponements of that meeting.

Proposals to be Considered at the Special Meeting

        Our Class A directors have authorized, and unanimously recommend for your approval at the special meeting, the following matters:

  A.
  Adoption of the proposed amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units: Class A units, Class B units and Class C units.

  B.
  Approval of the reclassification of our units to reclassify certain of our units into Class A units, Class B units and Class C units for the purpose of discontinuing the registration of our common equity units under the Securities Exchange Act of 1934.

  C.
  Approval of the removal of the requirement under Section 5.6(b)(ii) of our operating agreement that the board will not confess a judgment against the Company in excess of $500,000.

        These matters will be voted upon separately by our members. If any of the proposed matters are not approved, our board of directors, in its discretion may determine not to implement:

  •
  the reclassification; or

  •
  any or all of the proposed amendments that our members otherwise approved.

        Our board of directors will have the discretion to determine if and when to effect the amendments to our Third Amended and Restated Operating Agreement, including the reclassification, and reserves the right to abandon the amendments, including the reclassification, even if they are approved by the members. For example, if the number of record holders of member units changes such that the reclassification would no longer accomplish our intended goal of discontinuing our SEC-reporting obligations, the board of directors may determine not to effect the reclassification transaction.

        We expect that if the members approve and the board elects to effect the amendments to our Third Amended and Restated Operating Agreement, the reclassification will become effective on December 16, 2008.

        Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the special meeting. The board is not aware of any other business to be conducted at the special meeting.

Record Date

        You may vote at the special meeting if you were the record owner of our member units at the close of business on September 30, 2008, which has been set as the record date. At the close of business on the record date, there were approximately 164,115 membership units outstanding held by approximately 749 record unit holders. If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the special meeting for each member unit you held of record at the close of business on the record date.

Quorum; Vote Required for Approval

        The presence, in person or by proxy, of 25% of our membership units entitled to vote is necessary to constitute a quorum at the special meeting. Approval of the amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, requires the affirmative vote of a majority of the membership units represented at the special meeting. Because the executive officers and directors hold only approximately 5.02% of the voting power of our outstanding units, there is no assurance that the amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, will be approved. The outcome of the transaction may be controlled by our unit holders that will receive Class A units if the reclassification transaction is approved in that we expect approximately 94,210 of our common equity units will convert to Class A units, while only approximately 69,914 units will convert into Class B and Class C units. However, no consideration had been given to the unit cutoff number relative to the control of the vote on the reclassification transaction. The transaction is not structured to require approval of at least a majority of our smaller unit holders in that our Third Amended and Restated Operating Agreement does not provide a mechanism for such vote, but instead calls for a majority vote of the membership units represented at the special meeting to amend our Third Amended and Restated Operating Agreement.

        Abstentions and broker non-votes will not be counted as entitled to vote, but will count for purposes of establishing a quorum at the special meeting. Therefore, abstentions and broker non-votes will have the effect of a vote "AGAINST" the amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction. Approval of the amendments to our Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, does not require the separate vote of a majority of our unaffiliated members, and no separate vote will be conducted.

        Any proposal to adjourn or postpone the special meeting, if necessary, must be approved by the holders of at least a majority in voting power of the outstanding membership units present at the meeting.

Voting and Revocation of Proxies

        You may vote your member units in person by attending the special meeting, or by mailing us your completed proxy if you are unable or do not wish to attend. If a proxy card is submitted by mail without instructions, the proxies will be voted "FOR" the proposal to approve the proposed amendments to the Third Amended and Restated Operating Agreement contained in the proposed Fourth Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction.

        You can revoke your proxy at any time before Little Sioux takes a vote at the meeting by:

  •
  delivering to Mr. Gary Grotjohn, our CFO, at our corporate offices at 4808 F Avenue, Marcus, Iowa 51035, on or before the business day prior to the special meeting, a later-dated and signed proxy card or a written revocation of the proxy;

  •
  delivering to us at the special meeting prior to the taking of the vote on the proposed amendments, including the reclassification transaction, a later-dated and signed proxy card or a written revocation;

  •
  attending the special meeting and voting in person; or

  •
  if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.

        Revoking a proxy will not affect a vote once it has been taken. Attendance at the special meeting will not, in itself, constitute a revocation of a proxy. If you plan to attend the special meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the special meeting.

        Our board of directors is not currently aware of any business to be brought before the special meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

Solicitation of Proxies; Expenses of Solicitation

        Solicitation of proxies will be made primarily by mail. Proxies may also be solicited in person or by telephone, facsimile or electronically by our directors, officers and regular employees. These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

        We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the member units that those persons hold of record.

        We are mailing this proxy material to our unit holders on or about November 12, 2008.

 FINANCIAL INFORMATION

Selected Historical Financial Data

        Set forth below is our selected historical unaudited consolidated financial information. The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008, and from other information and data contained in the Annual Report and Quarterly Report. The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report. Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and mailed herewith to all unit holders. In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption "Other Matters—Where You Can Find More Information" beginning on page 63.

 LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Balance Sheets

	June 30, 2008	September 30, 2007	September 30, 2006
	(Unaudited)	(Audited)	(Audited)
ASSETS
Current Assets
Cash and equivalents	$55,545,661	$17,503,176	$10,133,691
Restricted cash	2,904,237	576,446	—
Short-term investments	—	—	18,726,834
Accounts receivable	1,217,040	691,615	419,263
Accounts receivable—related party	5,376,132	2,584,017	2,236,191
Inventory	9,742,652	3,309,333	2,200,290
Derivative instruments	13,900,535	—	4,356,698
Prepaid expenses	2,633,589	1,833,173	1,301,319

Total current assets	91,319,846	26,497,760	39,374,286
Property and Equipment
Land and improvements	6,522,312	2,929,516	2,826,839
Plant buildings and equipment	118,245,775	58,196,355	57,971,654
Office buildings and equipment	396,722	358,450	213,928

	125,164,809	61,484,321	61,012,421
Less accumulated depreciation	24,403,323	18,544,654	13,649,392

	100,761,486	42,939,667	47,363,029
Construction in progress	6,932,008	60,938,622	4,384,830

Net property and equipment	107,693,494	103,878,289	51,747,859
Other Assets
Long-term investments	253,629	157,717	103,742
Investment	1,132,253	—	—
Land costs and other	4,646,636	4,646,636	189,616
Deferred offering costs	—	184,267	—
Construction commitment cost	500,000	500,000	—
Deferred loan costs, net of accumulated amortization	382,371	547,374	141,112

Total other assets	6,914,889	6,035,994	434,470

Total Assets	$205,928,229	$136,412,043	$91,556,615

 LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Balance Sheets

	June 30, 2008	September 30, 2007	September 30, 2006
	(Unaudited)	(Audited)	(Audited)
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$8,056,931	$13,259,228	$3,394,196
Accounts payable	5,388,267	7,967,325	1,927,582
Accounts payable—related party	1,104,009	1,414,774	137,000
Accrued expenses	1,566,149	1,126,516	564,618
Derivative instruments	—	220,584	—

Total current liabilities	16,115,356	23,988,427	6,023,396
Long-Term Debt, net of current maturities	65,144,847	25,743,072	13,504,582
Minority Interest	49,873,465	34,697,010	28,864,721
Members' Equity, 164,115 units issued and outstanding	74,794,561	51,983,534	43,163,916

Total Liabilities and Members' Equity	$205,928,229	$136,412,043	$91,556,615

Pro Forma Information

        Set forth below is our pro forma information showing the effect of the reclassification transaction on the Company's balance sheet, the Company's statement of income, earnings per share, and ratio of earnings to fixed charges, and the Company's book value per unit as of, and for the period ended, September 30, 2007. We have not provided any pro forma data as of June 30, 2008 because the Company does not believe that such information is material to our unit holders in evaluating the proposed reclassification transaction because (i) the Company's book value per membership unit as of June 30, 2008 is not materially different than as of September 31, 2007; and (ii) the estimated effect of the deregistration on our statement of income is better demonstrated on an annual basis than for a three-month period.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Balance Sheets

	Actual September 30, 2007	Effect of De-Registration + or (-)	As Adjusted September 30, 2007
ASSETS
Current Assets
Cash and equivalents	$17,503,176	$425,000	$17,928,176.00
Restricted cash	576,446		576,446
Short-term investments	—		—
Accounts receivable	691,615		691,615
Accounts receivable—related party	2,584,017		2,584,017
Inventory	3,309,333		3,309,333
Derivative instruments	—		—
Prepaid expenses	1,833,173		1,833,173

Total current assets	26,497,760	425,000	26,922,760
Property and Equipment
Land and improvements	2,929,516		2,929,516
Plant buildings and equipment	58,196,355		58,196,355
Office buildings and equipment	358,450		358,450

	61,484,321	—	61,484,321
Less accumulated depreciation	18,544,654		18,544,654

	42,939,667	—	42,939,667
Construction in progress	60,938,622		60,938,622

Net property and equipment	103,878,289	—	103,878,289
Other Assets
Long-term investments	157,717		157,717
Land costs and other	4,646,636		4,646,636
Deferred offering costs	184,267		184,267
Construction commitment cost	500,000		500,000
Deferred loan costs, net of accumulated amortization	547,374		547,374

Total other assets	6,035,994	—	6,035,994

Total Assets	$136,412,043	$425,000	$136,837,043

 LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Balance Sheets

	Actual September 30, 2007	Effect of De-Registration + or (-)	As Adjusted September 30, 2007
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$13,259,228	$—	$13,259,228
Accounts payable	7,967,325		7,967,325
Accounts payable—related party	1,414,774		1,414,774
Accrued expenses	1,126,516		1,126,516
Derivative instruments	220,584		220,584

Total current liabilities	23,988,427	—	23,988,427
Long-Term Debt, net of current maturities	25,743,072	—	25,743,072
Minority Interest	34,697,010	170,394	34,867,404
Members' Equity
Class A, 164,115 units before and 94,201 units after De-registration, respectively	51,983,534	(21,999,163)	29,984,371
Class B, 40,665 units after De-registration		12,943,753	12,943,753
Class C, 29,249 units after De-registration		9,310,016	9,310,016

Total Members' Equity	51,983,534	254,606	52,238,140

Total Liabilities and Members' Equity	$136,412,043	$425,000	$136,837,043

Net Book Value/Unit (Class A)	$316.75	$1.55	$318.30
Net Book Value/Unit (Class B)		$318.30	$318.30
Net Book Value/Unit (Class C)		$318.30	$318.30

 LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Condensed Consolidated Statements of Operations

	Actual September 30, 2007	Effect of De-Registration + or (-)	As Adjusted September 30, 2007
Revenues—primarily related party	$130,730,336	$—	$130,730,336
Cost of Goods Sold	87,060,524	—	87,060,524

Gross Margin	43,669,812	—	43,669,812
Selling, General, and Adminstrative Expenses	5,439,374	(425,000)	5,014,374

Operating Income	38,230,438	425,000	38,655,438
Other Income (Expense)
Interest income	930,972	—	930,972
Interest expense	(317,368)	—	(317,368)
Other income	(346,241)	—	(346,241)

Total other income (expense), net	267,363	—	267,363

Net Income Before Minority Interest	38,497,801	425,000	38,922,801
Minority Interest in Subsidiary Income	15,434,801	170,394	15,605,195

Net Income	$23,063,000	$254,606	$23,317,606

Net Income Per Unit—Basic and Diluted
Class A units	$140.53	$0.89	$142.08

Class B units	$—	$142.08	$142.08

Class C units	$—	$142.08	$142.08

Distributions Per Unit—Basic and Diluted
Class A units	$86.78	$—	$86.78

Class B units	$—	$86.78	$86.78

Class C units	$—	$86.78	$86.78

Weighted Average Units Outstanding—Basic and Diluted
Class A units	164,115	(69,914)	94,201

Class B units	—	40,665	40,665

Class C units	—	29,249	29,249

Earnings to Fixed Charges Ratio	3.82	0.08	3.90

        We have included with the above pro forma information, our estimated cost saving as a result of going private. These costs are currently included with Selling, General, and Administrative Expenses in the consolidated statement of operations. By completing the going private transaction, we anticipate that these costs will decline resulting in costs savings, which are split between us and the minority investors. We have shown the effect on the pro forma financials to include additional cash and the earnings allocable to the minority interest and members' equity as a result. The effect on per unit earnings would be to allocate the cost savings to each investor class.

 MARKET PRICE OF LITTLE SIOUX CORN PROCESSORS, LLC
UNITS AND DISTRIBUTION INFORMATION

Comparative Market Price Data

        Our units are not traded actively and there is no established public trading market for our securities although trading in our units is facilitated through a qualified matching service, an alternative trading system as defined by the SEC. The following table sets forth the high and low trading prices on a quarterly basis for transactions in our member units known to us that occurred since trading began. There may be other transactions of which we are not aware.

Quarter Ending	High Closing PPU	Low Closing PPU	Average Price Per Unit
June 30, 2008	$375	$325	$342
March 31, 2008	$750	$600	$611
December 31, 2007	$675	$533	$613
September 30, 2007	$800	$600	$643
June 30, 2007	$700	$567	$611
March 31, 2007	$733	$600	$705
December 31, 2006	$733	$567	$661
September 30, 2006	$433	$433	$433
June 30, 2006	$424	$240	$350

        There were approximately 749 record holders of our units on September 30, 2008.

Distributions

        On January 14, 2008, we declared a cash distribution of $56.10 per unit for total distributions of $9,206,851.50 payable on February 11, 2008. On July 17, 2007, we declared a cash distribution of $33.45 per unit for total distributions of $5,489,646.75, payable on August 24, 2007. On April 17, 2007, the Company underwent a 15 to 1 membership unit split. On January 16, 2007, we declared a cash distribution of $800 per unit for total distributions of $8,752,800 payable on February 5, 2007. On January 17, 2006, we declared a cash distribution of $842.34 per unit for total distributions of $9,216,041.94, payable on February 1, 2006. On September 20, 2005, we declared a cash distribution of $78.24 per unit for total distributions of $856,023.84, payable on September 28, 2005. On March 15, 2005, we declared cash distributions of $159.96 per unit for total distributions of $1,750,122.36, payable on April 13, 2005. On January 18, 2005, we declared a cash distribution of $219.92 per unit for total distributions of $2,406,144.72, payable on February 8, 2005. On August 17, 2004, we declared a cash distribution of $52.57 per unit for total distributions of $575,168.37, payable on September 2, 2004. On January 20, 2004, we declared a cash distribution of $51.29 per unit for total distributions of $561,163.89, payable on February 17, 2004.

        The payment and rate of future distributions, if any, are subject to review by the board of directors in light of our loan covenants, financial condition, results of operations, capital requirements and other factors deemed relevant at that time. Under our loan agreement any distributions to our unit holders may not exceed, in the aggregate, 65% of our net income (as that term is defined in the loan agreement), without the consent of our lender.

        We do not anticipate that the reclassification transaction will have any affect on our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A, B and C units differ with respect to the rights of members to receive distributions from the Company.

 IDENTITY AND BACKGROUND OF FILING PERSONS
(DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY)

        During the last five years, the Company has not been convicted in a criminal proceeding and has not been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

        Set forth in the table below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of our directors and executive officers. Each person identified below is a United States citizen. Unless otherwise noted, (a) all directors have been employed in the principal occupations noted below for the past five years or more, and (b) the principal business address of each person identified below is 4808 F Avenue, Marcus, Iowa 51035.

Name	Current Principal Occupation or Employment and Material Positions Held During the Past Five Years.
Ron Wetherell, Small Business Owner	During the past five years, Ron Wetherell has owned and operated a number of Cherokee County businesses including a repair shop that has grown into Wetherell Manufacturing Co., a designer and manufacturer of farm implements, hydraulic cylinders, and truck utility bodies, and Wetherell Cable TV, which serves seven separate communities in northwest Iowa. In 1992, he was elected to the Cherokee County Board of Supervisors and was recently elected to his fourth term. He is currently serving his second year as chairman of the board of supervisors. Ron also serves on the board of directors for Siouxland Ethanol, LLC, a public reporting company and Soy Energy, LLC, a public reporting company. Ron has served on our board of directors since inception. He previously held the offices of vice chairman and vice president of Little Sioux and currently serves as Little Sioux's chairman.
Myron Pingel, Farmer

During the past five years, Myron Pingel has farmed north of Aurelia and operated a grain and livestock farm. Myron currently serves as a director for Twin Valley Producers Network farrowing group, a non-public reporting company. He has served on our board of directors since our inception. Myron presently serves as Little Sioux's vice chairman.

Timothy Ohlson, Farmer

During the past five years, Tim Ohlson has operated a grain and livestock farm north of Meriden. Tim is active in the Cherokee County Farm Bureau and has been a board member of CML Telephone for 26 years. He has served on our board of directors since our inception. Tim currently serves as Little Sioux's secretary.

Verdell Johnson, Farmer

During the past five years, Verdell has owned and operated a livestock and grain farm in Cherokee County. Verdell has served on our board of directors since our inception. He previously held the office of secretary.

Name	Current Principal Occupation or Employment and Material Positions Held During the Past Five Years.
Dale Arends, Farmer	During the past five years, Dale Arends has been engaged in farming. In addition, he is president and director of the Newell Improvement Corporation. As president, Dale actively manages 16 subsidized income housing units. He also serves as director and president of Raccoon Valley Bio Diesel, LLC, a non-public reporting company. Dale has served on our board of directors since January 18, 2005.
Daryl Haack, Farmer

During the past five years, Daryl Haack has farmed approximately 900 crop acres in O'Brien County, Iowa generally dedicated to corn and soybeans. In addition, Daryl is president of the board of directors of Granpa Pork, a small swine-finishing corporation. The swine-finishing corporation is not a publicly reporting company. He has served on our board of directors since inception. Daryl previously held the offices of president, vice-president, chairman and vice-chairman of Little Sioux.

Mr. Haack also serves as a director for Soy Energy, LLC, a public reporting company, National Renewable Energy Investment Fund, a public company, and Granpa Pork, a private corporation.
Vince Davis, Iowa Farm Bureau Federation Regional Manager

Vince Davis currently serves as Iowa Farm Bureau Federation ("IFBF") regional manager in region 10, which encompasses 5 counties in west central Iowa. Prior to serving as the IFBF regional manager, he served as Iowa Soybean Association field representative for over 10 years. Vince has served on our board of directors since inception and prior to that, served on Little Sioux's predecessor steering committee.

Darrell Downs, Marketing Manager

From June 1995 through June 2005, Darrell Downs was employed as a marketing manager by a regional seed company. Darrell is also on the board of directors for Siouxland Ethanol, LLC, a public reporting company and Soy Energy, LLC, a public reporting company. He currently serves as the mayor of Marcus, Iowa. Darrell has served on our board of directors since inception.

Doug Lansink, Farmer

During the past five years, Doug Lansink has operated a livestock and grain farm in Ida County. Doug has served on our board of directors since inception. He previously held the office of treasurer of Little Sioux. Mr. Lansink also serves on the board of directors of Soy Energy, LLC, a public reporting company.

Steve Roe, Chief Executive Officer & President

Steve Roe was hired as general manager of our plant on May 20, 2002. Pursuant to our operating agreement, the office of president of Little Sioux is responsible for day-to-day plant management. Until the appointment of a president, the Chairman of our board of directors held this office. Effective May 18, 2004, and in accordance with our operating agreement, the board of directors appointed our general manager, Steve Roe, to the positions of President and Chief Executive Officer. Prior to joining Little Sioux, Mr. Roe was a manager for Cargill, Inc. Mr. Roe will serve in such capacity until he resigns or is removed by the board of directors with the consent of a majority of the holders of limited partnership units of LSCP, LLLP and the approval of our primary lender.

Name	Current Principal Occupation or Employment and Material Positions Held During the Past Five Years.
Gary Grotjohn, Chief Financial Officer	Gary Grotjohn was hired as controller for Little Sioux on February 24, 2003. In accordance with our operating agreement, the treasurer of Little Sioux performed the duties of the Chief Financial Officer until the creation of a separate office for this purpose. Effective May 18, 2004, and in accordance with our operating agreement, the board of directors eliminated the office of treasurer and appointed our controller, Gary Grotjohn, to the position of Chief Financial Officer. Prior to joining Little Sioux, Mr. Grotjohn worked as a financial analyst for Land O'Lakes, Inc. for over 20 years. Mr. Grotjohn will serve as Chief Financial Officer of Little Sioux until he resigns or is removed by the board of directors.

        None of our directors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Security Ownership of Certain Beneficial Owners

        Little Sioux currently has no person or entity known by it to be the beneficial owner of more than 5% of our outstanding units.

  Security Ownership of Management

        The table below sets forth information regarding the beneficial ownership of our directors and executive officers and by all of our directors and executive officers as a group. The table also sets forth the number and approximate percentage of units that the persons named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 164,115 units are reclassified as Class A, B and C units and there are no changes in the named entity or person's ownership between                        , 2008, and the reclassification date.

Title of Class	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class before Reclassification	Percent of Class After Reclassification
Membership Units	Dale Arends	480 Units	(3)	*	*
Membership Units	Vince Davis	360 Units	(4)	*	*
Membership Units	Darrell Downs	480 Units	(5)	*	*
Membership Units	Daryl Haack	510 Units	(6)	*	*
Membership Units	Verdell Johnson	1500 Units	(7)	*	1.59%
Membership Units	Doug Lansink	420 Units	(8)	*	*
Membership Units	Tim Ohlson	780 Units		*	*
Membership Units	Myron Pingel	1335 Units	(9)	*	1.42%
Membership Units	Ron Wetherell	2370 Units	(10)	1.44%	2.42%
Membership Units	Steve Roe	0 Units		*	*
Membership Units	Gary Grotjohn	0 Units		*	*
Membership Units	All directors	8,235 Units		5.02%	8.46%

(1)
The address of each individual is in care of us at 4808 F. Avenue, Marcus, Iowa 51035.

(2)
Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities.

(3)
Units held in joint tenancy with spouse.

(4)
Includes 60 membership units held in joint tenancy with spouse.

(5)
Units held in joint tenancy with spouse.

(6)
Units held in joint tenancy with spouse and 210 units held by Granpa Pork, Inc.

(7)
Includes 1,200 membership units held in joint tenancy with spouse and 150 membership units held by spouse.

(8)
Units held in joint tenancy with spouse.

(9)
Includes 900 membership units held in joint tenancy with spouse.

(10)
Includes 870 membership units held by spouse.

*
Less than 1%.

        The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement. Briefly stated, under that rule, units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such units, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this proxy statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

UNIT PURCHASE INFORMATION

Prior Purchases of Membership Units

        During the past two years, we have not repurchased any of our membership units.

Recent Transactions

        Since May 1, 2008, none of Little Sioux, its affiliates, directors, or executive officers has made any purchases of our membership units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

        No family relationships exist between any of the directors of the board, officers, or key employees of Little Sioux. We consider all of our Class A directors, other than Mr. Arends, to be our founders and promoters. Since our inception, we have engaged in a number of transactions with related parties, including our promoters, directors, officers or 5% unit holders and their affiliates. Management believes that these transactions were as favorable as those that could have been obtained in an arms-length transaction. A majority of our directors that are unaffiliated with the below transactions have approved these transactions.

        The following is a discussion of the transactions we have engaged in during the past two years or plan to engage in with related parties:

  Transactions with LSCP's Limited Partners

        Little Sioux is the sole general partner of LSCP, LLLP, an Iowa limited liability limited partnership ("LSCP"). Our general partnership interest in LSCP represents 60.15% of the limited partnership units of LSCP. LSCP owns and operates a 92 million gallon per year ethanol manufacturing plant located near Marcus, Iowa. Of the 3,639 outstanding limited partnership units, 1,450 of the units are limited partnership units held by the various limited partners.

  Fagen, Inc. and Fagen Energy, Inc.

        Fagen, Inc., the company that provided design, development and construction services for our ethanol plant, previously owned 350 of the 3,639 total outstanding limited partnership units in LSCP. During the fiscal year ended September 30, 2004, Fagen, Inc. transferred all of its units in LSCP—340 units, to an affiliated company, Fagen Energy, Inc., and 10 units to 2 Fagen, Inc. employees. After the transfer, Fagen Energy, Inc. owns a 9.3% limited partnership interest in LSCP. Fagen Energy, Inc.'s ownership of 340 units means that it owns 23.5% of the total number of LSCP units held by the limited partners. Fagen Energy, Inc.'s ownership of its limited partnership interest entitles it to join with its class of limited partnership interests in appointing one (1) Class B Director to Little Sioux's board of directors. Fagen Energy, Inc.'s Class B Director appointee is Steve Core.

        In September 2006, we entered into a design-build agreement with Fagen, Inc., for the construction of an expansion to increase the ethanol production capacity of the ethanol plant by 40 million gallons to 92 million gallons annually. The Company incurred approximately $45,438,000 in costs related to expansion of the plant through September 30, 2007 with Fagen, Inc.

        On March 21, 2007, Akron Riverview Corn Processors, LLC ("Akron"), a wholly-owned subsidiary of LSCP, LLLP, entered into a Phase I and Phase II Engineering Services Agreement with Fagen Engineering, LLC, an affiliate of Akron's anticipated design-builder, Fagen, Inc. The Company incurred approximately $185,000 in costs related to the engineering services.

  Indeck Energy Services, Inc.

        Indeck Energy Services, Inc. owns 300 of the 3,639 total outstanding limited partnership units in LSCP. This means that Indeck Energy Services, Inc. owns an 8.2% limited partnership interest in LSCP and 20.7% of the total number of units held by the limited partners of LSCP. Indeck Energy Services, Inc.'s ownership of its limited partnership interest entitles it to join with its class of limited partnership interests in appointing one (1) Class B Director to Little Sioux's board of directors. Indeck Energy Services, Inc.'s Class B Director appointee is Rex Roehl.

  Archer Daniels Midland, Inc.

        Archer Daniels Midland, Inc. ("ADM") owns 800 of the 3,639 total outstanding limited partnership units in LSCP. This means that ADM owns a 21.98% limited partnership interest in LSCP and 55.2% of the total number of units held by the limited partners of LSCP. ADM's ownership of its limited partnership interest entitles it to join with its class of limited partnership interests in electing one (1) Class B Director to Little Sioux's board of directors. ADM's Class B Director appointee is Edward Harjehausen.

        ADM provides ethanol marketing and distributing services to our ethanol plant pursuant to the ethanol marketing agreement with ADM. In exchange for ADM's marketing, sales, storage and transportation services, we pay ADM a fixed price per gallon of ethanol sold. For the fiscal year ended

September 30, 2007, we paid ADM approximately $835,000 as a marketing fee. The amount we pay ADM for marketing services is comparable to that of an arms-length transaction. On March 29, 2007, we entered into an amended and restated ethanol marketing agreement with ADM for the purpose of marketing our ethanol.

  Verdell Johnson, Director

        We purchase corn from Verdell Johnson. Purchases during the fiscal year ended September 30, 2007 from Verdell Johnson totaled approximately $140,000

  Conflicts of Interest

        Conflicts of interest exist and may arise in the future as a result of the relationships between and among our members, officers, directors and their affiliates. Although our officers and directors have fiduciary duties to us, certain of our directors also owe fiduciary duties and other obligations to entities with whom we compete or do business with. Whenever conflicts arise between us and an officer or director or an entity with which that officer or director is affiliated, the board as a whole will seek to resolve the conflict. A director will not participate when the board considers a transaction where he or she has a conflict of interest. We do not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest. Some conflict situations, including disputes that may arise between us and Fagen as a result of the construction of the ethanol plant, are expected to be resolved through binding arbitration according to construction industry rules.

        Conflicts of interest could arise in the situations described below, among others:

  •
  We will engage in transactions with affiliates of our directors. Members will have no right to individually enforce the obligations of our directors or their affiliates in our favor.

  •
  Our directors' decisions regarding various matters, including expenditures that we make for our business, reserves for accrued expenses, including officer salaries and reimbursement of director's expenses, loan covenants, capital improvements and contingencies that will effect the amount of cash available for distribution to members.

  •
  We will reimburse our directors for out-of-pocket expenses relating to our business. We do not have a reimbursement policy or guideline for determining what expenses will be reimbursed. We will review and reimburse all reasonable expenses that directors submit to us.

  •
  We have retained counsel that has assisted us in various aspects of our formation and development. We have not retained separate counsel on behalf of unit holders.

  •
  Fagen Inc. is involved in and/or owns interests in various ethanol construction and development projects throughout the United States. These projects will compete with our project for purchasing corn and other raw material supplies, and the sale of ethanol and distillers grains.

  •
  Our operating agreement does not prevent our directors from being involved in activities that compete with us.

  •
  Our members or their affiliates may loan money to us for which we may pay interest up to a rate of prime plus 4%.

Agreements Involving Our Securities

        There are no agreements relating to our units other than our Third Amended and Restated Operating Agreement, which sets forth the rights and preferences of the membership units. A copy of our Third Amended and Restated Operating Agreement is attached as Appendix A to this proxy statement.

OTHER MATTERS

Reports, Opinions, Appraisals and Negotiations

        We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.

Persons Making the Solicitation

        The enclosed proxy is solicited on behalf of the Company. The cost of soliciting proxies in the accompanying form will be borne by us. In addition to the use of mail, our officers and directors may solicit proxies by telephone or other electronic means. Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our membership units.

Other Matters of Special Meeting

        As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above. If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Forward Looking Statements

        Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See "—Where You Can Find More Information" below.

Where You Can Find More Information

        We are subject to the information requirements of the Securities Exchange Act, as amended, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC's public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC's Internet Website (http://www.sec.gov) (Commission File Number 000-50270). In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended September 30, 2007 and Quarterly Report for the fiscal quarter ended June 30, 2008 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Information Incorporated by Reference

        In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. The following documents are incorporated by reference herein:

  •
  our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008, including unaudited financial information; and

  •
  our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, including audited financial information.

        We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act's forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference. You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report and Quarterly Report for the quarter ended June 30, 2008 with this proxy statement as Appendix C. You can also obtain any of them through the SEC at the locations described above, or through us at the address below. We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us. You should direct your request to the following address or phone number: Little Sioux Corn Processors, LLC, 4808 F Avenue, Marcus, Iowa 51035, (712) 376-2800 Attention: Gary Grotjohn.

By order of the board of directors:
/s/ RON WETHERELL
Ron Wetherell, Chairman of the Board

 Appendix A

THIRD AMENDED AND RESTATED
OPERATING AGREEMENT

OF

LITTLE SIOUX CORN PROCESSORS, L.L.C.

Dated March 24, 2005

         THE SECURITIES (MEMBERSHIP INTERESTS) EVIDENCED BY AND/OR ISSUED PURSUANT TO THIS OPERATING AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY SECURITIES OR BLUE SKY LAWS OF ANY STATE OR JURISDICTION. THEREFORE, THE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR THE APPLICABLE STATE SECURITIES OR BLUE SKY LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD TO THE PROPOSED TRANSFER OR, IN THE OPINION OF LEGAL COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR BLUE SKY LAWS IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER. TRANSFER OF THE SECURITIES IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS SET FORTH HEREIN.

 LITTLE SIOUX CORN PROCESSORS, L.L.C. OPERATING AGREEMENT
(CONTAINS RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTERESTS)

2

3

 THIRD AMENDED AND RESTATED OPERATING AGREEMENT
OF
LITTLE SIOUX CORN PROCESSORS, L.L.C.

        THIS OPERATING AGREEMENT (the "Agreement") is entered into and shall be effective as of the 24th day of March, 2005 (the "Effective Date"), by and among LITTLE SIOUX CORN PROCESSORS, L.L.C., an Iowa limited liability company (the "Company"), each of the Persons who are identified as Members on the attached Exhibit A and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

        WHEREAS, the Members of the Company have adopted a Second Amended and Restated Operating Agreement of the Company dated December 17, 2001, and a First Amendment to the Second Amended and Restated Operating Agreement dated June 26, 2003, pursuant to the Iowa Limited Liability Company Act (the "Act"); and

        WHEREAS, the Members desire to amend and restate the Second Amended and Restated Operating Agreement together with the First Amendment thereto, to revise and set forth the respective rights, duties, and responsibilities with respect to the Company and its business and affairs.

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY

        1.1    Formation.    The initial Members formed the Company as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of Sate on September 28, 2000 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provisions, this Agreement shall, to the extent permitted by the Act, control.

        1.2    Name.    The name of the Company shall be "Little Sioux Corn Processors, L.L.C." and all business of the Company shall be conducted in such name.

        1.3    Purpose; Powers.    The nature of the business and purposes of the Company are (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Iowa; (ii) to engage in the processing of corn, grains and other feedstocks into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Class A Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

        1.4    Principal Place of Business.    The Company shall continuously maintain an office in Iowa. The principal office of the Company shall be at 102 Lewis Avenue South, Cleghorn, Iowa, 51014, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company's principal office.

        1.5    Term.    The term of the Company commenced on the date the Articles of Organization (the "Articles") of the Company were filed with the office of the Iowa Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

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        1.6    Agent For Service of Process.    The name and address of the agent for service of process on the Company in the State of Iowa shall be William E. Hanigan, 666 Grand Avenue, Suite 2000, Des Moines, Iowa, 50309, or any successor as appointed by the Class A Directors.

        1.7    Title to Property.    All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name. Each Member's interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

        1.8    Payment of Individual Obligations.    Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

        1.9    Independent Activities; Transactions With Affiliates.    The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or their Affiliates, acting on their own behalf, from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member, or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

        1.10    Definitions.    Capitalized words and phrases used in this Agreement have the following meanings:

          (a)       "Act" means the Iowa Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

          (b)       "Adjusted Capital Account Deficit" means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          (c)       "Affiliate" means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person (ii) any officer, Director, general partner, member or trustee of such Person or (iii) any Person who is an officer, Director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of

5

  the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the Directors, members, or persons exercising similar authority with respect to such Person or entities.

          (d)       "Agreement" means this Operating Agreement of Little Sioux Corn Processors, L.L.C., as amended from time to time.

          (e)       "Articles" means the Articles of Organization of the Company filed with the Iowa Secretary of State, as same may be amended from time-to-time.

          (f)        "Assignee" means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.6.

          (g)       "Capital Account" means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

          (h)       "Capital Contributions" means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member's predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

          (i)        "Class A Directors" means all Persons who (i) are referred to as such in Section 5.1 of this Agreement or have become a Class A Directors pursuant to the terms of this Agreement, and (ii) have not ceased to be Class A Directors pursuant to the terms of this Agreement.

          (j)        "Class B Directors" means all Persons who (i) are referred to as such in Section 5.1 of this Agreement, and (ii) have not ceased to be Class B Directors pursuant to the terms of this Agreement. The authority of Class B Directors is limited as set forth in this Agreement.

          (k)       "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

          (l)        "Company" means Little Sioux Corn Processors, L.L.C., an Iowa limited liability company.

          (m)      "Company Minimum Gain" has the meaning given the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

          (n)       "Debt" means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

          (o)       "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation,

6

  amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Class A Directors.

          (p)       "Directors" means all Class A Directors and Class B Directors, collectively.            Notwithstanding the foregoing, however, wherever this Agreement requires or permits action to be taken with the consent, approval or affirmative vote of the Class A Directors, only Class A Directors shall be required or permitted to consent, approve or vote with respect thereto, it being expressly understood and agreed that the authority of Class B Directors shall be limited as otherwise provided herein. For purposes of the Act, the Directors shall be deemed to be the "managers" (as such term is defined and used in the Act) of the Company. Unless otherwise stated in this Agreement, any action taken by the Directors shall require the affirmative vote of a majority of the Directors present at a meeting of the Directors (in person or by telephonic or other electronic means as more specifically described in Section 5.7) and entitled to vote upon respective resolutions regarding the matters presented thereat.

          (q)       "Dissolution Event" shall have the meaning set forth in Section 10.1 hereof.

          (r)       "Effective Date" means March 24, 2004.

          (s)       "Facilities" shall mean the ethanol production and co-product production facilities near Marcus, Iowa or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Business Plan.

          (t)        "Financing Closing" means the actual closing (execution and delivery of all required documents) by the Company with its project lender(s) providing for all debt financing, including senior and subordinated debt and any other project financing characterized by debt obligations and repayable as debt which is required by the project lender(s) or which is deemed necessary or prudent in the sole discretion of the Directors.

          (u)       "Fiscal Quarter" means (i) any three-month period commencing on each of October 1, January 1, April 1 and July 1 and ending on the last date before the next such date and (ii) the period commencing on the immediately preceding October 1, January 1, April 1 or July 1, as the case may be, and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof.

          (v)       "Fiscal Year" means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

          (w)      "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

          (x)       "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Class A Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Class A Directors as of the following times: (A) the acquisition of an additional interest in the Company by

7

  any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Class A Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Class A Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

          (y)       "Issuance Items" has the meaning set forth in Section 3.3(f) hereof.

          (z)       "Liquidation Period" has the meaning set forth in Section 10.6 hereof.

          (aa)     "Liquidator" has the meaning set forth in Section 10.8 hereof.

          (bb)     "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

          (cc)     "Member" means any person (i) whose name is set forth as such on Exhibit "A" initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) whose is the owner of one or more Units.

          (dd)     "Members" means all such Members.

          (ee)     "Membership Economic Interest" means collectively, a Member's share of "Profits" and "Losses," the right to receive distributions of the Company's assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as "Units."

          (ff)      "Membership Interest" means collectively, the Membership Economic Interest and Membership Voting Interest.

          (gg)     "Membership Register" means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

          (hh)     "Membership Voting Interest" means collectively, a Member's right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register; provided however that under no circumstances shall any Member, and/or any Related Party or Affiliate of a Member, ever be entitled to vote more than

8

  five percent (5%) of the outstanding Membership Interests (Units) of the Company even if such Member is the registered owner of more than five percent (5%) of the outstanding Membership Interests (Units) of the Company. In determining whether a Member has over five percent (5%) of the outstanding Membership Interests (Units) of the Company, Membership Interests (Units) held by an Affiliate and/or Related Party of a Member shall be deemed to be owned and held by such Member.

          (ii)       "Net Cash Flow" means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Class A Directors. "Net Cash Flow" shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

          (jj)       "Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

          (kk)     "Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

          (ll)       "Officer" or "Officers" has the meaning set forth in Section 5.14 hereof.

          (mm)    "Permitted Transfer" has the meaning set forth in Section 9.2 hereof.

          (nn)     "Person" means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

          (oo)     "Profits and Losses" mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such

9

  basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

          (pp)     "Property" means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

          (qq)     "Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

          (rr)      "Regulatory Allocations" has the meaning set forth in Section 3.4 hereof.

          (ss)      "Related Party" means the adopted or birth relatives of any Person and such Person's spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person's (and such Person's spouse's) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

          (tt)      "Securities Act" means the Securities Act of 1933, as amended.

          (uu)     "Subsidiary" means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of Directors or other governing body of such entity.

          (vv)     "Tax Matters Member" has the meaning set forth in Section 7.3 hereof.

          (ww)    "Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

          (xx)     "Units or Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

          (yy)     "Unit Holders" means all Unit Holders.

          (zz)     "Unit Holder" means the owner of one or more Units.

          (aaa)    "Unit Holder Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

          (bbb)    "Unit Holder Nonrecourse Debt Minimum Gain" means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

          (ccc)    "Unit Holder Nonrecourse Deductions " has the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

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SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

        2.1    Original Capital Contributions.    The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register.

        2.2    Additional Capital Contributions; Additional Units.    No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder's original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.6, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Class A Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Class A Directors shall cause Exhibit A and the Membership Register to be appropriately amended.

        2.3    Capital Accounts.    A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

    (a)
    To each Unit Holder's Capital Account there shall be credited (i) such Unit Holder's Capital Contributions, (ii) such Unit Holder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4, and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

    (b)
    To each Unit Holder's Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement, (ii) such Unit Holder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof, and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

    (c)
    In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

    (d)
    In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Class A Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Class A Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Class A Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

11

SECTION 3. ALLOCATIONS

        3.1    Profits.    After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.2    Losses.    After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.3    Special Allocations.    The following special allocations shall be made in the following order:

          (a)   Minimum Gain Chargeback.    Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

          (b)   Unit Holder Minimum Gain Chargeback.    Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

          (c)   Qualified Income Offset.    In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

          (d)   Gross Income Allocation.    In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an

12

  allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

          (e)   Nonrecourse Deductions.    Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.

          (f)    Unit Holder Nonrecourse Deductions.    Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

          (g)   Section 754 Adjustments.    To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

          (h)   Allocations Relating to Taxable Issuance of Company Units.    Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the "Issuance Items") shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

        3.4    Curative Allocations.    The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Class A Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h). In exercising their discretion under this Section 3.4, the Class A Directors shall take into account future Regulatory Allocations under Sections 3.3(a) and 3.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Section 3.3(e) and 3.3(f).

        3.5    Loss Limitation.    Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit

13

Holder's Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

        3.6    Other Allocation Rules.    (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Class A Directors using any permissible method under Code Section 706 and the Regulations thereunder. (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes. (c) Solely for purposes of determining a Unit Holder's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders' aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Class A Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder. (d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder's Units bears to the total number of Units issued and outstanding.

        3.7    Tax Allocations: Code Section 704(c).    In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Class A Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

SECTION 4. DISTRIBUTIONS

        4.1    Net Cash Flow.    Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company's lenders from time to time in effect. In determining Net Cash Flow, the Class A Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

        4.2    Amounts Withheld.    All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

14

        4.3    Limitations on Distributions.    The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

        5.1    Directors.    Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members Notwithstanding the foregoing, however, wherever this Agreement requires or permits action to be taken with the consent, approval or affirmative vote of the Class A Directors, only Class A Directors shall be required or permitted to consent, approve or vote with respect thereto, it being expressly understood and agreed that the authority of Class B Directors shall be limited as otherwise provided herein. It is further expressly understood and agreed that Class B Directors shall have no power or authority other than the power or authority of Directors as it directly relates to the Company's activities as the general partner of LSCP, L.P. an Iowa limited partnership. In the event the Class A Directors determine that it is necessary or appropriate for the Company to undertake activities other than those directly related to the Company's activities as the general partner of LSCP, L.P., the Class B Directors shall have no power or authority with respect thereto. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The management of the business and affairs of the Company shall be directed by the Directors, as the authority of Class A Directors and Class B Directors is limited herein, and not by its Members. The number of Directors of the Company shall be a minimum of seven (7) and a maximum of thirteen (13); and the number of Directors may be fixed or changed from time to time, within that variable range, by the Directors, in accordance with the provisions of this Section 5.1. The Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot). However, the relative ratio of the number of Class A Directors to Class B Directors shall always result in a majority of Class A Directors. Subject to Section 5.4 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests represented at the Members' meeting (in person, by proxy, or by mail ballot).

        5.2    Election and Appointment of Directors.

          (a)   Election of Class A Directors.    The initial Class A Directors, appointed by the initial Members, shall be the individuals set forth on Exhibit "B" attached hereto. The initial Class A Directors shall serve for an initial term ending one (1) year after substantial completion of the construction of the Facilities, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Class A Director. After the expiration of the initial terms of the Class A Directors, at each annual meeting of the Members, Class A Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified. Class A Directors shall be elected by the Members at each annual meeting of the Members. Nominees for open Class A Director positions shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to the votes cast for their competitors shall be elected as Class A Directors. Members shall not be allowed to cumulate their votes in electing Class A Directors. One or more nominees for Class A Director positions up for election shall be named by the then current Class A Directors or by a nominating committee established by the Class A Directors. Nominations for the election of Class A Directors may also be made by any Unit Holder entitled to vote generally in the election of Class A Directors. However, any Unit Holder that intends to nominate one or more persons for

15

  election as Class A Directors at a meeting may do so only if written notice of such Unit Holder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than thirty (30) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth: (i) the name and address of record of the Unit Holder who intends to make the nomination; (ii) a representation that the Unit Holder is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Unit Holder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Unit Holder; (v) such other information regarding each nominee proposed by such Unit Holder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Class A Director of the Company if so elected, and (vi) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Class A Director's seat to be filled at the next election of Class A Directors. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Class A Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot). Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Class A Directors shall appoint a new Class A Director to fill the vacancy for the remainder of such term.

          (b)   Appointment of Class B Directors.    So long as the Company remains the general partner of LSCP, L.P., an Iowa limited partnership, each class of limited partner of LSCP, L.P. may appoint one person as a Class B Director to serve as such at the discretion of such class of limited partners until the next annual meeting of the partners of LSCP, L.P. or until his or her successor is appointed and qualified.

        5.3    Committees.    A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

        5.4    Authority of Directors.    Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a "manager" under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act

16

or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

  (a)
  Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

  (b)
  Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

  (c)
  Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

  (d)
  Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

  (e)
  Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

  (f)
  Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

  (g)
  Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

  (h)
  Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

  (i)
  Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

  (j)
  Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors' and Officers' liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

  (k)
  Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

  (l)
  Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

17

  (m)
  Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

  (n)
  Agree with any Person as to the form and other terms and conditions of such Person's Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

  (o)
  Indemnify a Member, Director or Officer, or former Members, Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

        5.5    Director as Agent.    Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

        5.6    Restrictions on Authority of Directors.    (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:

    (i)
    Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

    (ii)
    Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

    (iii)
    Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

    (iv)
    Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:

    (i)
    Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

    (ii)
    Confess a judgment against the Company in an amount in excess of $500,000;

    (iii)
    Issue Units at a purchase price of less than $500.00 per Unit;

    (iv)
    Issue more than an aggregate of 15,000 Units;

    (v)
    Elect to dissolve the Company;

    (vi)
    Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

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The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors which are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

        5.7    Director Actions.    Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any three or more Class A Directors or by any two or more Class B Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days' written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by all of the Directors authorized to vote on the specific matters being considered. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other. Not less than fifty percent (50%) of the Directors of each class of Directors authorized to vote on the specific matters being considered at such meeting shall constitute a quorum for the transaction of the related business at any Director's meeting. Subject to the voting restrictions applicable to Class B Directors as set forth elsewhere in this Agreement, each Director shall have one (1) vote at meetings of the Directors. The affirmative vote of a majority of the Directors authorized to vote on the specific matters being considered at a meeting at which a quorum is present shall be the act of the Directors. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director's (or his/her Affiliate's) potential financial interest in the outcome of such vote, provided that the nature of such Director's (or his/her Affiliate's) potential financial interest was reasonably disclosed at the time of such vote.

        5.8    Duties and Obligations of Directors.    The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company's purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

        5.9    Chairman and Vice Chairman.    The Class A Directors shall appoint a Chairman and may appoint one or more Vice Chairmen for the Company. Unless provided otherwise by a resolution adopted by the Class A Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall

19

perform such other duties as the Directors or the Chairman may from time to time prescribe. The Class A Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Class A Directors so as to denote which is most senior in office.

        5.10    President and Chief Executive Officer.    The Class A Directors shall appoint a President and Chief Executive Officer for the Company. Until provided otherwise by a resolution of the Class A Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the "President"; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Class A Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

        5.11    Chief Financial Officer.    The Class A Directors shall appoint a Chief Financial Officer for the Company. Unless provided otherwise by a resolution adopted by the Class A Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefor; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

        5.12    Secretary; Assistant Secretary.    The Class A Directors shall appoint a Secretary and may appoint one or more Assistant Secretaries for the Company. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

        5.13    Vice President.    The Class A Directors may appoint one or more Vice Presidents for the Company. The Company may have one or more Vice Presidents. If more than one, the Class A Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

        5.14    Delegation.    Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an "Officer" and collectively, "Officers") may delegate in writing some or all of the duties and powers of such Officer's management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

        5.15    Execution of Instruments.    All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

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        5.16    Limitation of Liability; Indemnification of Directors.    To the maximum extent permitted under the Act and other applicable law, no Member or Director of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member or Director or both. No Director of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director; provided that this provision shall not eliminate or limit the liability of a Director for any of the following: (i) receipt of an improper financial benefit to which the Director is not entitled; (ii) liability under Section 808 of the Act; (iii) a knowing violation of law; or (iv) acts or omissions involving fraud, bad faith or willful misconduct. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or officer or Director of such Director relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, officer, or Director in connection with the business of the Company, including reasonable attorneys' fees incurred by such Director, officer, or Director in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person's official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

        5.17    Compensation; Expenses of Directors.    No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

        5.18    Loans.    Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If the Directors, or any Affiliate of the Directors, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

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SECTION 6. ROLE OF MEMBERS

        6.1    Rights of Powers.    Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

        6.2    Voting Rights.    The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement.

        6.3    Member Meetings; Quorum and Proxies.    Meetings of the Members shall be called by the Class A Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 14.1 hereof at least 10 days and no more than 60 days before the day on which the meeting is to be held. Unit Holders representing an aggregate of not less than twenty five percent (25%) of the Units may also in writing demand that a meeting of the Members be called by the Class A Directors. Regular meetings of the Members shall be held not less than once per Fiscal Year, at such time and place as determined by the Class A Directors upon written notice thereof stating the date, time and place, given not less than ten (10) days nor more than sixty (60) days prior to the meeting to every Member entitled to vote at such meeting. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting. The presence (in person or by proxy or mail ballot) of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Class A Directors.

        6.4    Voting; Action by Members.    If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

        6.5    Termination of Membership.    The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 10.6 hereof.

        6.6    Continuation of the Company.    The Company shall not be dissolved upon the occurrence of any event which is deemed to terminate the continued membership of a Member. The Company's affairs shall not be required to be wound up. The Company shall continue without dissolution.

        6.7    No Obligation to Purchase Membership Interest.    No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member's Capital Contributions or to require the purchase or redemption of the Member's Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

        6.8    Waiver of Dissenters Rights.    Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters' or similar rights under the Act.

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SECTION 7. ACCOUNTING, BOOKS AND RECORDS

        7.1    Accounting, Books and Records.    The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any an all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly. Any Member or its designated representative shall have reasonable access during normal business hours to such information and documents. The rights granted to a Member pursuant to this Section 8.1 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time.

        7.2    Reports.    The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than ninety (90) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 12 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

        7.3    Tax Matters.    The Class A Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Class A Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Class A Directors shall designate a Person to be specifically authorized to act as the "Tax Matters Member" under the Code and in any similar capacity under state or local law; provided, however, that the Class A Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each

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Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

        7.4    Delivery to Members and Inspection.    Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Class A Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Sections 7.1 and a copy of this Agreement and all amendments hereto. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Sections 7.1; and (ii) obtain from the Class A Directors, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

SECTION 8. AMENDMENTS

        8.1    Amendments.    Amendments to this Agreement may be proposed by the Class A Directors or any Member. Following any such proposal, the Class A Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Class A Directors shall include in any such submission a recommendation as to the proposed amendment. The Class A Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests represented at a Meeting of the Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9. TRANSFERS

        9.1    Restrictions on Transfers.    Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party's rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Class A Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

        9.2    Permitted Transfers.    Subject to the conditions and restrictions set forth in this Section 9, a Member may (a) at any time Transfer all or any portion of its Units (i) to the transferor's administrator or trustee to whom such Units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a Member; and (b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units (i) to any Person approved by a majority of the Class A Directors in writing, or (ii) to any other Member or to any Affiliate or Related Party of another Member, or (iii) to any Affiliate or Related Party of the transferor. Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a "Permitted Transfer".

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        9.3    Conditions to Permitted Transfers.    A Transfer shall not be treated as a Permitted Transfer under Section 9.2 hereof unless and until the Class A Directors have approved such Transfer as set forth in Section 9.2 and the following conditions are satisfied:

          (a)   Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the Company shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

          (b)   The transferor and transferee shall furnish the Company with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

          (c)   Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Class A Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

          (d)   Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Class A Directors, to the effect that such Transfer will not cause the Company to be deemed to be an "investment company" under the Investment Company Act of 1940.

          (e)   Unless otherwise approved by the Class A Directors and a 75% majority in interest of the Members, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Class A Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

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          (f)    No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

          (g)   No Person shall Transfer any Unit if, in the determination of the Class A Directors, such Transfer would cause the Company to be treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

The Class A Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the member approval requirement set forth in Section 9.3(e).

        9.4    Prohibited Transfers.    Any purported Transfer of Units that is not a Permitted Transfer shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize a Transfer that is not a Permitted Transfer (or if the Class A Directors, in their sole discretion, elect to recognize a Transfer that is not a Permitted Transfer), the Units Transferred shall be strictly limited to the transferor's Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

        9.5    Rights of Unadmitted Assigness.    A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.6 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

        9.6    Admission of Substituted Members.    As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Class A Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Class A Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Class A Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

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        9.7    Representations Regarding Transfers.    Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as "matching services" as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9.7 and to Transfer such Units only to Persons who agree to be similarly bound. (b) Each Member hereby represents and warrants to the Company and the Members that such Member's acquisition of Units hereunder is made as principal for such Member's own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Class A Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

        THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

        9.8    Distribution and Allocations in Respect of Transferred Units.    If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Class A Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Class A Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.8, whether or not the Class A Directors or the Company has knowledge of any Transfer of ownership of any Units.

SECTION 10. DISSOLUTION AND WINDING UP

        10.1    Dissolution.    The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a "DISSOLUTION EVENT"): (i) The affirmative vote of a 75% majority in interest of the Members to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that,

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notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

        10.2    Winding Up.    Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Class A Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.11 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

        10.3    Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.    In the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

        10.4    Deemed Distribution and Recontribution.    Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company's Debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up.

        10.5    Rights of Unit Holders.    Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the

28

Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

        10.6    Allocations During Period of Liquidation.    During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the "Liquidation Period"), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

        10.7    Character of Liquidating Distributions.    All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

        10.8    The Liquidator.    The "Liquidator" shall mean a Person appointed by the Class A Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Class A Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

        10.9    Forms of Liquidating Distributions.    For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11. MISCELLANEOUS

        11.1    Notices.    Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, either to the address set forth in Section 2.1 hereof.

        11.2    Binding Effect.    Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

        11.3    Construction.    Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

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        11.4    Headings.    Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

        11.5    Severability.    Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 14.6 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

        11.6    Incorporation By Reference.    Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

        11.7    Variation of Terms.    All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

        11.8    Governing Law.    The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

        11.9    Waiver of Jury Trial.    Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

        11.10    Counterpart Execution.    This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

        11.11    Specific Performance.    Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

        IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the day first above set forth.

COMPANY:

LITTLE SIOUX CORN PROCESSORS, L.L.C.

By:	/s/ RON WETHERELL
Its:	Chairman

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EXHIBIT "A"

Members and Member's Membership Units

        See Membership Register maintained at the principal office of the Company and available upon request.

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EXHIBIT "B"

Initial Board of Directors

Name of Initial Board Members	Address of Initial Board Members
Daryl Haack, Chairman	5985 390th St., Primghar, IA 51245
Verdell Johnson	991 490th St, Cleghorn, IA 51014
Doug Lansink, Treasurer	2360 Orchard Ave, Arthur, IA 51431
Dean Baughman	3164 170th St, Newell, IA 50568
Vince Davis	P.O. Box 60, Newell, IA 50568
Darrell Downs	405 Ridgeway Drive, Marcus, IA 51035
Myron Pingel	2237 490th St, Aurelia, IA 51005
Tim Ohlson	4687 L Ave, Meriden, IA 51037
Sally Puttman, Secretary	1023 Kossuth Ave, Kingsley, IA 51028
Roland Schmidt	1665 Otter Ave, Newell, IA 50568
Ron Wetherell, Vice Chairman	302 S. Oak Dr, Cleghorn, IA 51014

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 FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED
OPERATING AGREEMENT OF
LITTLE SIOUX CORN PROCESSORS, LLC

        THIS FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF LITTLE SIOUX CORN PROCESSORS, LLC dated March 24, 2005 (the "Operating Agreement") is adopted and approved effective as of the 22nd day of March, 2007, by the affirmative vote of a majority of the Membership Voting Interests of Little Sioux Corn Processors, LLC pursuant to Section 701 of the Iowa Limited Liability Company Act and pursuant to Section 8.1 of the Operating Agreement of the Company at a Meeting of the Members held on March 22, 2007.

        The Operating Agreement is amended as follows:

Amendment to Section 5.6(b)(iv)	Section 5.6(b)(iv) is amended by deleting Section 5.6(b)(iv) in its entirety and substituting in lieu thereof the following:
(iv) Issue more than an aggregate of 170,000 Units.

        I, Timothy Ohlson, do hereby certify that I am the duly elected, qualified, and acting Secretary of the Company, and further certify that the above amendment was duly adopted by a majority of the members of the Company at a meeting of the members held on March 22, 2007, in accordance with the provisions of the Company's Operating Agreement.

/s/ TIMOTHY OHLSON Timothy Ohlson, Secretary
APPROVED:
/s/ RONALD WETHERELL Ronald Wetherell, Chairman

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 Appendix B

FOURTH AMENDED AND RESTATED
OPERATING AGREEMENT

OF

LITTLE SIOUX CORN PROCESSORS, L.L.C.

Dated                        , 2008

 LITTLE SIOUX CORN PROCESSORS, L.L.C. OPERATING AGREEMENT
(CONTAINS RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTERESTS)

2

3

 FOURTH AMENDED AND RESTATED OPERATING AGREEMENT
OF
LITTLE SIOUX CORN PROCESSORS, L.L.C.

        THIS FOURTH AMENDED AND RESTATED OPERATING AGREEMENT (the "Agreement") is entered into and shall be effective as of the     day of                    , 2008 (the "Effective Date"), by and among LITTLE SIOUX CORN PROCESSORS, L.L.C., an Iowa limited liability company (the "Company"), each of the Persons who are identified as Members in the membership Register maintained at the principal office of the Company, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.10.

        WHEREAS, the Members of the Company have adopted a Third Amended and Restated Operating Agreement of the Company dated March 24, 2005, and a First Amendment to the Third Amended and Restated Operating Agreement dated March 22, 2007, pursuant to the Iowa Limited Liability Company Act (the "Act"); and

        WHEREAS, the Units of the Company are registered with the Securities and Exchange Commission ("SEC") and the Directors have determined that it is in the best interests of the Company to divide the Units into different classes such that result in a suspension of the Company's reporting obligations as a public company upon making the appropriate filings with the SEC ("the "Classification");

        WHEREAS, the Members desire to amend and restate the Third Amended and Restated Operating Agreement together with the First Amendment thereto, to revise and set forth the respective rights, duties, and responsibilities with respect to the Company and its business and affairs in connection with the Classification (as hereinafter defined); and

        WHEREAS, the Directors have unanimously approved the Classification of the Membership Units and a majority of the Members have voted in favor of the Classification and this Fourth Amended and Restated Operating Agreement at a meeting of the Members held on                    , 2008.

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. THE COMPANY

        1.1    Formation.    The initial Members formed the Company as an Iowa limited liability company by filing Articles of Organization with the Iowa Secretary of Sate on September 28, 2000 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provisions, this Agreement shall, to the extent permitted by the Act, control.

        1.2    Name.    The name of the Company shall be "Little Sioux Corn Processors, L.L.C." and all business of the Company shall be conducted in such name.

        1.3    Purpose; Powers.    The nature of the business and purposes of the Company are (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Iowa; (ii) to engage in the processing of corn, grains and other feedstocks into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which an Iowa limited liability company may lawfully be engaged, as determined by the Class A Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the

4

Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.

        1.4    Principal Place of Business.    The Company shall continuously maintain an office in Iowa. The principal office of the Company shall be at 102 Lewis Avenue South, Cleghorn, Iowa, 51014, or elsewhere as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company's principal office.

        1.5    Term.    The term of the Company commenced on the date the Articles of Organization (the "Articles") of the Company were filed with the office of the Iowa Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

        1.6    Agent For Service of Process.    The name and address of the agent for service of process on the Company in the State of Iowa shall be William E. Hanigan, 666 Grand Avenue, Suite 2000, Des Moines, Iowa, 50309, or any successor as appointed by the Class A Directors.

        1.7    Title to Property.    All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property in its individual name. Each Member's interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.

        1.8    Payment of Individual Obligations.    Company's credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.

        1.9    Independent Activities; Transactions With Affiliates.    The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in its discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or their Affiliates, acting on their own behalf, from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member, or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.

        1.10    Definitions.    Capitalized words and phrases used in this Agreement have the following meanings:

    (a)
    "Act" means the Iowa Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).

    (b)
    "Adjusted Capital Account Deficit" means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to

5

      the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

    (c)
    "Affiliate" means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person (ii) any officer, Director, general partner, member or trustee of such Person or (iii) any Person who is an officer, Director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the Directors, members, or persons exercising similar authority with respect to such Person or entities.

    (d)
    "Agreement" means this Fourth Amended and Restated Operating Agreement of Little Sioux Corn Processors, L.L.C., as amended from time to time.

    (e)
    "Articles" means the Articles of Organization of the Company filed with the Iowa Secretary of State, as same may be amended from time-to-time.

    (f)
    "Assignee" means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.6.

    (g)
    "Capital Account" means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.

    (h)
    "Capital Contributions" means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member's predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.

    (i)
    "Class A Directors" means all Persons who (i) are referred to as such in Section 5.1 of this Agreement or have become a Class A Directors pursuant to the terms of this Agreement, and (ii) have not ceased to be Class A Directors pursuant to the terms of this Agreement.

    (j)
    "Class D Directors" means all Persons who (i) are referred to as such in Section 5.1 of this Agreement, and (ii) have not ceased to be Class D Directors pursuant to the terms of this Agreement. The authority of Class D Directors is limited as set forth in this Agreement.

    (k)
    "Class A Member" means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units. "Class A Members" means all such Persons.

    (l)
    "Class A Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holders of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

6

    (m)
    "Class A Unit Holder(s)" means the owner(s) of one or more Class A Units.

    (n)
    "Class B Member" means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class B Units. "Class B Members" means all such Persons.

    (o)
    "Class B Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

    (p)
    "Class B Unit Holder(s)" means the owner(s) of one or more Class B Units.

    (q)
    "Class C Member" means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class C Units. "Class C Members" means all such Persons.

    (r)
    "Class C Unit" means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

    (s)
    "Classification" means the division of the Company's Units into different classes such that the Company has fewer than 300 common equity unit holders of record, resulting in a suspension of the Company's reporting obligations as a public company upon making the appropriate filings with the SEC.

    (t)
    "Classification Date" means 5:00 p.m. on                    , 2008.

    (u)
    "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

    (v)
    "Company" means Little Sioux Corn Processors, L.L.C., an Iowa limited liability company.

    (w)
    "Company Minimum Gain" has the meaning given the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

    (x)
    "Debt" means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments, (ii) obligations as lessee under capital leases, (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby, (iv) any obligation under any interest rate swap agreement, (v) accounts payable and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company's business and are not delinquent or are being contested in good faith by appropriate proceedings.

    (y)
    "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall

7

      be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Class A Directors.

    (z)
    "Directors" means all Class A Directors and Class D Directors, collectively. Notwithstanding the foregoing, however, wherever this Agreement requires or permits action to be taken with the consent, approval or affirmative vote of the Class A Directors, only Class A Directors shall be required or permitted to consent, approve or vote with respect thereto, it being expressly understood and agreed that the authority of Class D Directors shall be limited as otherwise provided herein. For purposes of the Act, the Directors shall be deemed to be the "managers" (as such term is defined and used in the Act) of the Company. Unless otherwise stated in this Agreement, any action taken by the Directors shall require the affirmative vote of a majority of the Directors present at a meeting of the Directors (in person or by telephonic or other electronic means as more specifically described in Section 5.7) and entitled to vote upon respective resolutions regarding the matters presented thereat.

    (aa)
    "Dissolution Event" shall have the meaning set forth in Section 10.1 hereof.

    (bb)
    "Effective Date" means                    , 2008.

    (cc)
    "Facilities" shall mean the ethanol production and co-product production facilities near Marcus, Iowa or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Business Plan.

    (dd)
    "Financing Closing" means the actual closing (execution and delivery of all required documents) by the Company with its project lender(s) providing for all debt financing, including senior and subordinated debt and any other project financing characterized by debt obligations and repayable as debt which is required by the project lender(s) or which is deemed necessary or prudent in the sole discretion of the Directors.

    (ee)
    "Fiscal Quarter" means (i) any three-month period commencing on each of October 1, January 1, April 1 and July 1 and ending on the last date before the next such date and (ii) the period commencing on the immediately preceding October 1, January 1, April 1 or July 1, as the case may be, and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof.

    (ff)
    "Fiscal Year" means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

    (gg)
    "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

    (hh)
    "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Class A Directors provided that the initial

8

        Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Class A Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Class A Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Class A Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

      (ii)
      "Issuance Items" has the meaning set forth in Section 3.3(f) hereof.

      (jj)
      "Liquidation Period" has the meaning set forth in Section 10.6 hereof.

      (kk)
      "Liquidator" has the meaning set forth in Section 10.8 hereof.

      (ll)
      "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

      (mm)
      "Member" means any person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class A, Class B, or Class C Units.

      (nn)
      "Members" means all such Members.

      (oo)
      "Membership Economic Interest" means collectively, a Member's share of "Profits" and "Losses," the right to receive distributions of the Company's assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as "Units."

      (pp)
      "Membership Interest" means collectively, the Membership Economic Interest and Membership Voting Interest.

      (qq)
      "Membership Register" means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the

9

        name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

      (rr)
      "Membership Voting Interest" means collectively, a Member's right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register; provided however that under no circumstances shall any Member, and/or any Related Party or Affiliate of a Member, holding Class A Units ever be entitled to vote more than five percent (5%) of the outstanding Class A Membership Interests (Units) of the Company even if such Member is the registered owner of more than five percent (5%) of the outstanding Class A Membership Interests (Units) of the Company; and provided further that under no circumstances shall any Member, and/or any related Party or Affiliate of a Member, holding Class B Units ever be entitled to vote more than ten percent (10%) of the outstanding Class B Membership Interests (Units) of the Company even if such Member is the registered owner of more than ten percent (10%) of the outstanding Class B Membership Interests (Units) of the Company. In determining whether a Member has over five percent (5%) of the outstanding Class A Membership Interests (Units) of the Company or ten percent (10%) of the outstanding Class B Membership Interests (Units) of the Company, Membership Interests (Units) held by an Affiliate and/or Related Party of a Member shall be deemed to be owned and held by such Member.

      (ss)
      "Net Cash Flow" means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Class A Directors. "Net Cash Flow" shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.

      (tt)
      "Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.

      (uu)
      "Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

      (vv)
      "Officer" or "Officers" has the meaning set forth in Section 5.14 hereof.

      (ww)
      "Permitted Transfer" has the meaning set forth in Section 9.2 hereof.

      (xx)
      "Person" means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.

      (yy)
      "Profits and Losses" mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or

10

        treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

      (zz)
      "Property" means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.

      (aaa)
      "Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.

      (bbb)
      "Regulatory Allocations" has the meaning set forth in Section 3.4 hereof.

      (ccc)
      "Related Party" means the adopted or birth relatives of any Person and such Person's spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person's (and such Person's spouse's) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.

      (ddd)
      "Securities Act" means the Securities Act of 1933, as amended.

      (eee)
      "Subsidiary" means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly,

11

        fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of Directors or other governing body of such entity.

      (fff)
      "Tax Matters Member" has the meaning set forth in Section 7.3 hereof.

      (ggg)
      "Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.

      (hhh)
      "Units or Unit" means all Class A, Class B, and Class C Units when no distinction is required by the context in which the term is used herein.

      (iii)
      "Unit Holders" means all Class A, Class B, and Class C Unit Holders when no distinction is required by the context in which the term is used herein.

      (jjj)
      "Unit Holder" means the owner of one or more Class A, Class B, or Class C Units when no distinction is required by the context in which the term is used herein.

      (kkk)
      "Unit Holder Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

      (lll)
      "Unit Holder Nonrecourse Debt Minimum Gain" means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

      (mmm)
      "Unit Holder Nonrecourse Deductions " has the same meaning as the term "partner nonrecourse deductions" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

        2.1    Original Capital Contributions.    The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member shall be set out in the Membership Register.

        2.2    Additional Capital Contributions; Additional Units.    No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder's original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.6, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Class A Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Class A Directors shall cause the Membership Register to be appropriately amended.

        2.3    Capital Accounts.    A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:

    (a)
    To each Unit Holder's Capital Account there shall be credited (i) such Unit Holder's Capital Contributions, (ii) such Unit Holder's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4, and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;

12

    (b)
    To each Unit Holder's Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement, (ii) such Unit Holder's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof, and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;

    (c)
    In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and

    (d)
    In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Class A Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Class A Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Class A Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

SECTION 3. ALLOCATIONS

        3.1    Profits.    After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.2    Losses.    After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.

        3.3    Special Allocations.    The following special allocations shall be made in the following order:

    (a)
    Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

13

    (b)
    Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder's share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

    (c)
    Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.

    (d)
    Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.

    (e)
    Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held

    (f)
    Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

    (g)
    Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder's interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the

14

      adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

    (h)
    Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the "Issuance Items") shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

        3.4    Curative Allocations.    The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Class A Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h). In exercising their discretion under this Section 3.4, the Class A Directors shall take into account future Regulatory Allocations under Sections 3.3(a) and 3.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Section 3.3(e) and 3.3(f).

        3.5    Loss Limitation.    Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder's Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.

        3.6    Other Allocation Rules.    (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Class A Directors using any permissible method under Code Section 706 and the Regulations thereunder. (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes. (c) Solely for purposes of determining a Unit Holder's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders' aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Class A Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder. (d) Allocations of Profits and

15

Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder's Units bears to the total number of Units issued and outstanding.

        3.7    Tax Allocations: Code Section 704(c).    In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Class A Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

SECTION 4. DISTRIBUTIONS

        4.1    Net Cash Flow.    Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan agreements with the Company's lenders from time to time in effect. In determining Net Cash Flow, the Class A Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.

        4.2    Amounts Withheld.    All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.

        4.3    Limitations on Distributions.    The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.

SECTION 5. MANAGEMENT

        5.1    Directors.    Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members Notwithstanding the foregoing, however, wherever this Agreement requires or permits action to be taken with the consent, approval or affirmative vote of the Class A Directors, only Class A Directors shall be required or permitted to consent, approve or vote with respect thereto, it being expressly understood and agreed that the authority of Class D Directors shall be limited as otherwise provided herein. It is further expressly understood and agreed that Class D Directors shall have no power or authority other than the power or authority of Directors as it directly relates to the Company's activities as the general partner of LSCP, L.P. an Iowa limited partnership. In the event the Class A Directors determine that it

16

is necessary or appropriate for the Company to undertake activities other than those directly related to the Company's activities as the general partner of LSCP, L.P., the Class D Directors shall have no power or authority with respect thereto. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. The management of the business and affairs of the Company shall be directed by the Directors, as the authority of Class A Directors and Class D Directors is limited herein, and not by its Members. The number of Directors of the Company shall be a minimum of seven (7) and a maximum of thirteen (13); and the number of Directors may be fixed or changed from time to time, within that variable range, by the Directors, in accordance with the provisions of this Section 5.1. The Class A and Class B Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Class A and Class B Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot). However, the relative ratio of the number of Class A Directors to Class D Directors shall always result in a majority of Class A Directors. Subject to Section 5.4 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Class A Membership Voting Interests pursuant to Section 8.1 of this Agreement.

        5.2    Election and Appointment of Directors.

    (a)
    Election of Class A Directors. At each annual meeting of the Members, Class A Directors shall be elected by the Class A and Class B Members for staggered terms of three (3) years and until a successor is elected and qualified. Class A Directors shall be elected by the Class A and Class B Members at each annual meeting of the Members. Nominees for open Class A Director positions shall be elected by a plurality vote of the Class A and Class B Members so that the nominees receiving the greatest number of votes relative to the votes cast for their competitors shall be elected as Class A Directors. Class A and Class B Members shall not be allowed to cumulate their votes in electing Class A Directors. One or more nominees for Class A Director positions up for election shall be named by the then current Class A Directors or by a nominating committee established by the Class A Directors. Nominations for the election of Class A Directors may also be made by any Class A or Class B Unit Holder entitled to vote generally in the election of Class A Directors. However, any Class A or Class B Unit Holder that intends to nominate one or more persons for election as Class A Directors at a meeting may do so only if written notice of such Unit Holder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than thirty (30) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth: (i) the name and address of record of the Class A or Class B Unit Holder who intends to make the nomination; (ii) a representation that the Class A or Class Unit Holder is a holder of record of Class A or Class B Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Class A or Class B Unit Holder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Class A or Class B Unit Holder; (v) such other information regarding each nominee proposed by such Class A or Class B Unit Holder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Class A Director of the

17

      Company if so elected, and (vi) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Class A and Class B Units and clearly setting forth the proposed nominee as a candidate of the Class A Director's seat to be filled at the next election of Class A Directors. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Class A Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Class A Membership Voting Interests pursuant to Section 8.1 of this Agreement. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Class A Directors shall appoint a new Class A Director to fill the vacancy for the remainder of such term.

    (b)
    Appointment of Class D Directors. So long as the Company remains the general partner of LSCP, L.P., an Iowa limited partnership, each class of limited partner of LSCP, L.P. may appoint one person as a Class D Director to serve as such at the discretion of such class of limited partners until the next annual meeting of the partners of LSCP, L.P. or until his or her successor is appointed and qualified.

        5.3    Committees.    A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.

        5.4    Authority of Directors.    Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a "manager" under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:

    (a)
    Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;

    (b)
    Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

18

    (c)
    Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

    (d)
    Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;

    (e)
    Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;

    (f)
    Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;

    (g)
    Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;

    (h)
    Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;

    (i)
    Contract on behalf of the Company for the employment and services or employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;

    (j)
    Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors' and Officers' liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;

    (k)
    Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;

    (l)
    Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;

    (m)
    Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;

19

    (n)
    Agree with any Person as to the form and other terms and conditions of such Person's Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and

    (o)
    Indemnify a Member, Director or Officer, or former Members, Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.

        5.5    Director as Agent.    Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.

        5.6    Restrictions on Authority of Directors.

    (a)
    The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:

    (i)
    Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

    (ii)
    Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

    (iii)
    Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

    (iv)
    Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.

    (b)
    The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Class A Membership Voting Interests:

    (i)
    Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

    (ii)
    Issue Units at a purchase price of less than $250.00 per Unit;

    (iii)
    Issue more than an aggregate of 170,000 Units;

    (iv)
    Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

    (c)
    The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Class A, Class B, and Class C Membership Voting Interests, elect to dissolve the Company.

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors which are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

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        5.7    Director Actions.    Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any three or more Class A Directors or by any two or more Class D Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days' written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by all of the Directors authorized to vote on the specific matters being considered. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other. Not less than fifty percent (50%) of the Directors of each class of Directors authorized to vote on the specific matters being considered at such meeting shall constitute a quorum for the transaction of the related business at any Director's meeting. Subject to the voting restrictions applicable to Class D Directors as set forth elsewhere in this Agreement, each Director shall have one (1) vote at meetings of the Directors. The affirmative vote of a majority of the Directors authorized to vote on the specific matters being considered at a meeting at which a quorum is present shall be the act of the Directors. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director's (or his/her Affiliate's) potential financial interest in the outcome of such vote, provided that the nature of such Director's (or his/her Affiliate's) potential financial interest was reasonably disclosed at the time of such vote.

        5.8    Duties and Obligations of Directors.    The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Iowa and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company's purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.

        5.9    Chairman and Vice Chairman.    The Class A Directors shall appoint a Chairman and may appoint one or more Vice Chairmen for the Company. Unless provided otherwise by a resolution adopted by the Class A Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Class A Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Class A Directors so as to denote which is most senior in office.

21

        5.10    President and Chief Executive Officer.    The Class A Directors shall appoint a President and Chief Executive Officer for the Company. Until provided otherwise by a resolution of the Class A Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the "President"; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Class A Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

        5.11    Chief Financial Officer.    The Class A Directors shall appoint a Chief Financial Officer for the Company. Unless provided otherwise by a resolution adopted by the Class A Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

        5.12    Secretary; Assistant Secretary.    The Class A Directors shall appoint a Secretary and may appoint one or more Assistant Secretaries for the Company. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

        5.13    Vice President.    The Class A Directors may appoint one or more Vice Presidents for the Company. The Company may have one or more Vice Presidents. If more than one, the Class A Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

        5.14    Delegation.    Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an "Officer" and collectively, "Officers") may delegate in writing some or all of the duties and powers of such Officer's management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

        5.15    Execution of Instruments.    All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolution(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

        5.16    Limitation of Liability; Indemnification of Directors.    To the maximum extent permitted under the Act and other applicable law, no Member or Director of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member or Director or both. No Director of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director; provided that this provision shall

22

not eliminate or limit the liability of a Director for any of the following: (i) receipt of an improper financial benefit to which the Director is not entitled; (ii) liability under Section 808 of the Act; (iii) a knowing violation of law; or (iv) acts or omissions involving fraud, bad faith or willful misconduct. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or officer or Director of such Director relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, officer, or Director in connection with the business of the Company, including reasonable attorneys' fees incurred by such Director, officer, or Director in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director, including reasonable attorneys' fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person's official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.

        5.17    Compensation; Expenses of Directors.    No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

        5.18    Loans.    Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company's cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If the Directors, or any Affiliate of the Directors, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.

SECTION 6. MEMBERSHIP UNITS; ROLE OF MEMBERS

        6.1    Classification of Membership Units.    A Member's Membership Economic Interest in the Company shall be designated in Units. Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:

    (a)
    each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of 250 or more Units on the Classification Date shall, by

23

      virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;

    (b)
    each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of at least 125 but no more than 249 Units on the Classification Date shall , by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and

    (c)
    each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of 124 or fewer Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class C Unit.

The classification of each Unit as a Class A Unit, Class B Unit, or Class C Unit effective as of the Classification Date, as provided in this Section 6.1, shall remain in effect permanently following the Classification Date.

        6.2    Rights of Powers.    Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.

        6.3    Voting Rights.

    (a)
    The Class A Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.

    (b)
    The Class B Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement the Class B Members shall be entitled to vote only upon:

    (i)
    election of Directors pursuant to Section 5.2; and

    (ii)
    dissolution of the Company pursuant to Section 5.6(c).

    (c)
    The Class C Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class C Members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 5.6(c).

    (d)
    Except as required by law or otherwise provided by Section 8.1 of this Agreement, on any matter upon which more than one class of Members are entitled to vote, the Class A Members, Class B Members, and/or Class C Members shall vote together as a single class, and not as separate classes.

        6.4    Member Meetings; Quorum and Proxies.    Meetings of the Members shall be called by the Class A Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 14.1 hereof at least 10 days and no more than 60 days before the day on which the meeting is to be held. Unit Holders representing an aggregate of not less than twenty five percent (25%) of the Units may also in writing demand that a meeting of the Members be called by the Class A Directors. Regular meetings of the Members shall be held not less than once per Fiscal Year, at such time and place as determined by the Class A Directors upon written notice thereof stating the date, time and place, given not less than ten (10) days nor more than sixty (60) days prior to the meeting to every Member entitled to vote at such

24

meeting. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting. The presence (in person or by proxy or mail ballot) of at least twenty-five percent (25%) of the total Membership Voting Interests entitled to vote is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Class A Directors.

        6.5    Voting; Action by Members.    If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests entitled to vote represented at a meeting of the Members (in person, by proxy, or by mail ballot) shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.

        6.6    Termination of Membership.    The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including registration and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.5 hereof.

        6.7    Continuation of the Company.    The Company shall not be dissolved upon the occurrence of any event which is deemed to terminate the continued membership of a Member. The Company's affairs shall not be required to be wound up. The Company shall continue without dissolution.

        6.8    No Obligation to Purchase Membership Interest.    No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member's Capital Contributions or to require the purchase or redemption of the Member's Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.

        6.9    Waiver of Dissenters Rights.    Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters' or similar rights under the Act.

SECTION 7. ACCOUNTING, BOOKS AND RECORDS

        7.1    Accounting, Books and Records.    The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any an all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly. Any Member or its designated representative shall have reasonable access during normal business hours to such information and documents. The rights granted to a Member pursuant to this

25

Section 7.1 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time.

        7.2    Reports.    The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company's accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member's Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. As soon as practicable following the end of each Fiscal Year (and in any event not later than ninety (90) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 12 hereof following the occurrence of a Dissolution Event, a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders' Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company's accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements).

        7.3    Tax Matters.    The Class A Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Class A Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Class A Directors shall designate a Person to be specifically authorized to act as the "Tax Matters Member" under the Code and in any similar capacity under state or local law; provided, however, that the Class A Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

        7.4    Delivery to Members and Inspection.    Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Class A Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Sections 7.1 and a copy of this Agreement and all amendments hereto. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Sections 7.1; and (ii) obtain from the Class A Directors, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.

SECTION 8. AMENDMENTS

        8.1    Amendments.    Amendments to this Agreement may be proposed by the Class A Directors or any Class A Member. Following any such proposal, the Class A Directors shall submit to the Class A Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Class A Directors shall include in any

26

such submission a recommendation as to the proposed amendment. The Class A Directors shall seek the written vote of the Class A Members on the proposed amendment or shall call a meeting of the Class A Members to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests of the Class A Members represented at a Meeting of the Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

SECTION 9. TRANSFERS

        9.1    Restrictions on Transfers.    Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party's rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Class A Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.

        9.2    Permitted Transfers.    Subject to the conditions and restrictions set forth in this Section 9, a Member may (a) at any time Transfer all or any portion of its Units (i) to the transferor's administrator or trustee to whom such Units are transferred involuntarily by operation of law, or (ii) without consideration to or in trust for descendants of a Member; and (b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units (i) to any Person approved by a majority of the Class A Directors in writing, or (ii) to any other Member or to any Affiliate or Related Party of another Member, or (iii) to any Affiliate or Related Party of the transferor. The Directors shall have authority to disallow any proposed transfer of Class A, Class B or Class C Units in their sole discretion, except with respect to Transfers pursuant to (a)(i) or (a)(ii) above. Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a "Permitted Transfer".

        9.3    Conditions to Permitted Transfers.    A Transfer shall not be treated as a Permitted Transfer under Section 9.2 hereof unless and until the Class A Directors have approved such Transfer as set forth in Section 9.2 and the following conditions are satisfied:

    (a)
    Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the Company shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

    (b)
    The transferor and transferee shall furnish the Company with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required

27

      information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.

    (c)
    Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Class A Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.

    (d)
    Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Class A Directors, to the effect that such Transfer will not cause the Company to be deemed to be an "investment company" under the Investment Company Act of 1940.

    (e)
    Unless otherwise approved by the Class A Directors and a 75% majority in interest of the Members, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Class A Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination so long as such Transfers are in compliance with this Section 9. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).

    (f)
    No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.

    (g)
    No Person shall Transfer any Unit if, in the determination of the Class A Directors, such Transfer would cause the Company to be treated as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

    (h)
    The transfer will not result in the number of Class A Unit Holders of record equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company's reporting obligations under the Securities Exchange Act of 1934.

    (i)
    The Transfer will not result in the number of Cass B or Class C Unit Holders of record equaling five hundred (500) or more, or such other number that would otherwise require

28

      the Company to register its Class B or Class C Units with the Securities and Exchange Commission, unless otherwise consented to by the Board of Directors.

The Class A Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the member approval requirement set forth in Section 9.3(e).

        9.4    Prohibited Transfers.    Any purported Transfer of Units that is not a Permitted Transfer shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize a Transfer that is not a Permitted Transfer (or if the Class A Directors, in their sole discretion, elect to recognize a Transfer that is not a Permitted Transfer), the Units Transferred shall be strictly limited to the transferor's Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

        9.5    Rights of Unadmitted Assigness.    A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.6 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.

        9.6    Admission of Substituted Members.    As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Class A Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Class A Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Class A Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

        9.7    Representations Regarding Transfers.    Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the

29

meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as "matching services" as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9.7 and to Transfer such Units only to Persons who agree to be similarly bound. (b) Each Member hereby represents and warrants to the Company and the Members that such Member's acquisition of Units hereunder is made as principal for such Member's own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Class A Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

        THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANYT THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

        9.8    Distribution and Allocations in Respect of Transferred Units.    If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Class A Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Class A Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.8, whether or not the Class A Directors or the Company has knowledge of any Transfer of ownership of any Units.

30

SECTION 10. DISSOLUTION AND WINDING UP

        10.1    Dissolution.    The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a "DISSOLUTION EVENT"): (i) The affirmative vote of a 75% majority in interest of the Members to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

        10.2    Winding Up.    Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company's liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Class A Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (ii)(C) of the definition of Gross Asset Value in Section 1.11 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.

        10.3    Compliance with Certain Requirements of Regulations; Deficit Capital Accounts.    In the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (a) distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.

        10.4    Deemed Distribution and Recontribution.    Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated,

31

the Company's Debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up.

        10.5    Rights of Unit Holders.    Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.

        10.6    Allocations During Period of Liquidation.    During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the "Liquidation Period"), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.

        10.7    Character of Liquidating Distributions.    All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.

        10.8    The Liquidator.    The "Liquidator" shall mean a Person appointed by the Class A Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Class A Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys' fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys' fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.

        10.9    Forms of Liquidating Distributions.    For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.

SECTION 11. MISCELLANEOUS

        11.1    Notices.    Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, to the address set forth in Section 2.1 hereof.

32

        11.2    Binding Effect.    Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.

        11.3    Construction.    Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.

        11.4    Headings.    Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

        11.5    Severability.    Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

        11.6    Incorporation By Reference.    Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is not incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.

        11.7    Variation of Terms.    All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

        11.8    Governing Law.    The laws of the State of Iowa shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.

        11.9    Waiver of Jury Trial.    Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

        11.10    Counterpart Execution.    This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

        11.11    Specific Performance.    Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

        IN WITNESS WHEREOF, the parties have executed and entered into this Fourth Amended and Restated Operating Agreement of the Company as of the day first above set forth.

COMPANY:
LITTLE SIOUX CORN PROCESSORS, L.L.C.
By:
Its: Chairman

33

 Appendix C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the fiscal year ended September 30, 2007
OR
☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

COMMISSION FILE NUMBER 0001229899

LITTLE SIOUX CORN PROCESSORS, L.L.C.
(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	42-1510421 (I.R.S. Employer Identification No.)
4808 F Avenue, Marcus, Iowa 51035 (Address of principal executive offices)
(712) 376-2800 (Registrant's telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Exchange Act: None
Securities registered pursuant to Section 12(g) of the Exchange Act: Membership Units

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes    ☒ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. ☐ Yes    ☒ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   ☒ Yes        ☐ No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). ☐ Yes    ☒ No

The aggregate market value of the membership units held by non-affiliates of the registrant at December 31, 2007, was $105,525,945. There is no established public trading market for our membership units. The aggregate market value was computed by reference to the average sale price of our Class A units recently on our qualified matching service.

As of the date of this filing, there are 164,115 membership units of the registrant outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Pursuant to General Instruction G (3), we omit Part III, Items 10, 11, 12, 13, and 14 and incorporate such items by reference to an amendment to this Annual Report on Form 10-K or to a definitive proxy statement to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Annual Report (September 30, 2007).

i

 CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

        This report contains historical information, as well as forward-looking statements. These forward-looking statements include any statements that involve known and unknown risks and relate to future events and our expectations regarding future performance or conditions. Words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "future," "intend," "could," "hope," "predict," "target," "potential," or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements, and others we make from time to time, are subject to a number of risks and uncertainties. Many factors could cause actual results to differ materially from those projected in forward-looking statements. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include, but are not limited to:

  •
  Availability and costs of products and raw materials, particularly corn and natural gas;

  •
  Projected growth, overcapacity or increased competition in the ethanol market in which we operate;

  •
  Fluctuations in the price and market for ethanol and distillers grains;

  •
  Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;

  •
  Changes in our development plans for expanding, maintaining or contracting our presence in the market in which we operate;

  •
  Costs of construction and equipment;

  •
  Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;

  •
  Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices;

  •
  Fluctuations in US oil consumption and petroleum prices;

  •
  Anticipated trends in our financial condition and results of operations;

  •
  The availability and adequacy of our cash flow to meet our requirements; and

  •
  Competition from alternative fuels and alternative fuel additives.

        The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We do not undertake any duty to update forward-looking statements after the date they are made or to conform them to actual results or to changes in circumstances or expectations. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

1

 PART I

ITEM 1.    BUSINESS.

Overview

        Little Sioux Corn Processors, L.L.C. (the "Company") is an Iowa limited liability company that owns the sole general partnership interest of LSCP, LLLP, (the "Partnership") an Iowa limited liability limited partnership. As general partner, we manage the business and day-to-day operations of the Partnership's 52 million gallon per year (MGY) ethanol plant located near Marcus, Iowa in northwest Iowa. This plant is currently being expanded to a production capacity of 92 MGY. We currently own a 60.15% ownership interest in the Partnership. The Partnership has two wholly owned subsidiaries, Akron Riverview Corn Processors, LLC ("Akron") and Twin Rivers Management Co., LLC ("Twin Rivers"). Akron is an Iowa limited liability company that is developing a 100 MGY ethanol plant in Plymouth County, near Akron, Iowa, however, further development of this project is currently suspended. Twin Rivers is an Iowa limited liability company that anticipates managing Akron's ethanol plant. The Company, its subsidiary, its Partnership, and the Partnership's subsidiaries are collectively referred to in this report as "LSCP," "we," or "us."

        Our revenues are derived from the sale and distribution of our ethanol, distillers grains and corn oil throughout the continental United States. In fiscal year 2007, we processed approximately 19.4 million bushels of corn into approximately 53.9 million gallons of ethanol, 266,000 tons of distillers grains and 7.3 million pounds of corn oil. In fiscal year 2008, we anticipate producing approximately 86.3 million gallons of ethanol, 418,500 tons of distillers grains, and 12.2 million pounds of corn oil from approximately 30.8 million bushels of corn. However, there is no guarantee that we will be able to continue operating at these production levels.

        Corn is supplied to us primarily from local agricultural producers and from purchases of corn on the open market. After processing the corn, ethanol is sold to Archer Daniels Midland Co. ("ADM"), which subsequently markets and sells the ethanol to gasoline blenders and refineries located throughout the continental United States. On March 29, 2007 we entered into an Amended and Restated Ethanol Marketing Agreement with ADM for an initial term of four years, and unless the contract is terminated it will renew automatically for successive additional terms of one year each. The revenue we receive from the sale of ethanol to ADM is based upon the price that ADM receives from the sale to its customers, minus a marketing fee and commission. While we can obtain the final price for our ethanol from ADM on a daily basis, for administrative reasons, we settle the final price with ADM on a monthly basis.

        Some of our distillers grains are sold directly to local farmers, and the remainder is sold through our marketing agreement. The marketing agreement was with Commodity Specialist Company ("CSC") which markets and sells the product to livestock feeders. On August 8, 2007 CSC and CHS, Inc., a Minnesota cooperative corporation ("CHS"), entered into an assignment and assumption agreement, under which CSC assigned to CHS all of its right, title and interest in and to our marketing agreement, subject to receiving consent to such assignment from us. On August 17, 2007 we approved the assignment of the marketing agreement to CHS. The Marketing Agreement continues to be in full force and effect and there were no other changes to the Marketing Agreement as a result of the assignment. For our distillers grains, we receive a percentage of the selling price actually received by CHS in marketing the distillers grains to its customers.

        We directly market and sell our corn oil to regional wholesalers. Presently, the end use of our corn oil is in the livestock industry. In the long term, our corn oil could be marketed for human consumption; however, the feasibility of market penetration as human food is unknown at this time as corn oil extraction in dry milling is relatively new and suitability for human consumption has not yet been determined.

2

        We are subject to industry-wide factors that affect our operating income and cost of production. Our operating results are largely driven by the prices at which we sell ethanol, distillers grain and corn oil and the costs related to their production. Historically, the price of ethanol tends to fluctuate in the same direction as the price of unleaded gasoline and other petroleum products. However in 2005, the prices of ethanol and gasoline began a significant divergence, with ethanol selling for much less than gasoline at the wholesale level, according to the National Corn Growers Association. The greatest effect on the price of ethanol is the supply and demand for ethanol in specific markets. As MTBE is phased out due to its threat to groundwater quality, the demand for ethanol has increased. Prices also vary according to location and the time of year. This is because summertime gasoline is controlled for evaporative emissions. Thus, summertime gasoline is more expensive to produce than winter gasoline. Ethanol blends are no different. Additionally, blending economics can vary from one region of the country to another, creating significant difference in the pump price even though ethanol prices are similar in each region.

        The price of distillers grains is generally influenced by supply and demand, the price of substitute livestock feed, such as corn and soybean meal, and other animal feed proteins. Surplus grain supplies also tend to put downward price pressure on distillers grains.

        Our revenues are also impacted by such factors as our dependence on one or a few major customers who market and distribute our products; the intensely competitive nature of our industry; possible legislation at the federal, state, and/or local level; and changes in federal ethanol tax incentives.

        Our two largest costs of production are corn and natural gas. The cost of corn is affected primarily by factors over which lack any control such as crop production, carryout, exports, government policies and programs, risk management and weather. Natural gas prices fluctuate with the energy complex in general. Over the last few years, natural gas prices have trended higher than average and it appears prices will continue to trend higher due to the high price of alternative fuels such as fuel oil. Our costs of production are affected by the cost of complying with the extensive environmental laws that regulate our industry.

General Development of Business since October 1, 2006

        Little Sioux was formed as an Iowa limited liability company on September 28, 2000. On March 6, 2002, we purchased the sole general partnership interest in LSCP, LP, an Iowa limited partnership. On June 26, 2003, LSCP, LP elected to become an Iowa limited liability limited partnership and its legal name was changed to LSCP, LLLP. Our general partnership interest in LSCP represents 60.15% of the ownership interests of LSCP and substantially all of our assets. The remaining minority interests are owned by various limited partners. As general partner of LSCP, we manage and control the affairs of LSCP which operates the ethanol plant.

        Construction of the ethanol plant was substantially completed and operations commenced in April 2003. In July 2005, an expansion of the plant's ethanol production capacity was completed, increasing the plant's annual name-plate production capacity from 40 MGY to 52 MGY. Two new plant developments continued in 2007. In May 2006, construction was commenced at the plant in order to expand our existing grain handling facilities and remodel our grain silos. Expansion of the grain handling facilities was completed in July 2007 with remodeling of the grain silos to be completed in late 2007. Both construction projects are designed and built by McCormick Construction Company, Inc.

        In October 2006, we began additional construction to expand the plant's production capacity from 52 MGY to 92 MGY name-plate production capacity. We expect that this expansion will increase the plant's corn usage from approximately 18.3 million to approximately 35 million bushels annually. The expansion was designed and is being built by Fagen Inc., the same company that designed and built the original plant. The grain storage and process parts of the expansion are approximately 95% completed.

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Final land grading and rail siding work will be completed in the July to September 2008 time period. However, there is no assurance or guarantee that construction will stay on schedule or that we will be able to operate at expanded production capacity by our anticipated completion date. Additional information regarding our construction projects and plant expansion may be found at "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Plant Operations and Expansion."

        In addition, during the 2007 fiscal year we also began the process of developing a second ethanol plant near Akron, Iowa in Plymouth County. The Partnership created two subsidiaries as a result of this development: Akron Riverview Corn Processors, LLC ("Akron") and Twin Rivers Management Co., LLC ("Twin Rivers"). Akron is the company developing the plant and Twin Rivers is the management company for the plant. However, as of August 28, 2007 we have decided to suspend development of this project due to market conditions. Additional information regarding development of a second ethanol plant may be found at "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Plant Operations and Expansion."

Available Information

        The public may read and copy materials we file with the Securities and Exchange Commission at the SEC's Public Reference Room at 100 F Street NE, Washington, D.C., 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. Reports we file electronically with the SEC may be obtained at www.sec.gov.

        In addition, information about us is also available at our website at www.littlesiouxcornprocessors.com, and under the link "SEC Compliance," visitors to our site may access, free of charge, the reports we have filed with the Securities and Exchange Commission. These reports are made available on our website as soon as reasonably practicable after we electronically file such materials with, or furnish such materials to, the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Annual Report on Form 10-K.

Financial Information

        Please refer to "Item 8—Management's Discussion and Analysis of Financial Condition and Results of Operations" for information about our revenues, profit and loss measurements and total assets. Our consolidated financial statements and supplementary data are included beginning at page F-1 of this Report.

Principal Products and Their Markets

        The principal products we produce at our plant are fuel grade ethanol, distillers grains and corn oil.

  Ethanol

        Ethanol is ethyl alcohol, a fuel component made primarily from corn and various other grains. According to the Renewable Fuels Association, approximately 85 percent of ethanol in the United States today is produced from corn, and approximately 90 percent of ethanol is produced from a corn and other input mix. Corn produces large quantities of carbohydrates, which convert into glucose more easily than most other kinds of biomass. The Renewable Fuels Association ("RFA") estimated that, as of October 30, 2007, domestic ethanol production capacity reached a record seven billion gallons per year.

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        An ethanol plant is essentially a fermentation plant. Ground corn and water are mixed with enzymes and yeast to produce a substance called "beer," which contains about 10% alcohol and 90% water. The "beer" is boiled to separate the water, resulting in ethyl alcohol, which is then dehydrated to increase the alcohol content. This product is then mixed with a certified denaturant to make the product unfit for human consumption and commercially saleable.

        Ethanol can be used as: (i) an octane enhancer in fuels; (ii) an oxygenated fuel additive for the purpose of reducing ozone and carbon monoxide vehicle emissions; and (iii) a non-petroleum-based gasoline substitute. Approximately 95% of all ethanol is used in its primary form for blending with unleaded gasoline and other fuel products. Used as a fuel oxygenate, ethanol provides a means to control carbon monoxide emissions in large metropolitan areas. The principal purchasers of ethanol are petroleum terminals in the continental United States.

        For our fiscal years ended September 30, 2007, 2006 and 2005, revenues from sales of ethanol were approximately 89%, 89% and 88% of total revenues respectively.

  Distillers Grains

        A principal co-product of the ethanol production process is distillers grains, a high protein, high-energy animal feed supplement primarily marketed to the dairy and beef industry. Distillers grains contain by-pass protein that is superior to other protein supplements such as cottonseed meal and soybean meal. By-pass proteins are more digestible to the animal, thus generating greater lactation in milk cows and greater weight gain in beef cattle. The dry mill ethanol processing used by the plant results in two forms of distiller grains: Distillers Modified Wet Grains ("DMWS") and Distillers Dried Grains with Solubles ("DDGS"). DMWS is processed corn mash that has been dried to approximately 50% moisture. DMWS have a shelf life of approximately ten days and are often sold to nearby markets. DDGS is processed corn mash that has been dried to 10% to 12% moisture. DDGS has an almost indefinite shelf life and may be sold and shipped to any market regardless of its vicinity to an ethanol plant. At our plant, the composition of the distillers grains we produce is approximately 62.54% DMWS and 37.46% DDGS.

        For our fiscal years ended September 30, 2007, 2006 and 2005 revenues from sales of distillers grains were approximately 10%, 10.5% and 12% of total revenues, respectively.

  Corn Oil

        Corn oil can be produced as a co-product of ethanol production by installing equipment to separate the oil from the distillers grains during the production process. In October 2005, we completed installation of this equipment and we began producing corn oil. Prior to installation of the corn oil segregation unit, the corn oil had been sold as an energy component of our distillers grains.

        Corn oil in its raw form can be used as livestock feed, as a fuel under certain operating conditions, refined into bio-diesel fuel, or refined for human consumption. We are currently marketing the unrefined corn oil to the animal feed and bio-diesel markets in order to assure that quality specifications can be maintained. In the long term, the corn oil co-product could be potentially marketed for human consumption. Specific details regarding market penetration into human food are unknown at this time since corn oil extraction in a dry mill situation such as ours has not yet been proven, nor has its suitability for human consumption been determined.

        For our fiscal year ended September 30, 2007 and 2006, revenues from sales of corn oil were approximately 1.0% and 0.5% of total revenues, respectively. There were no corn oil sales in fiscal 2005.

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Marketing and Distribution of Principal Products

        Our ethanol plant is located near Marcus, Iowa in Cherokee County, in the northwestern section of Iowa. We selected the Marcus site because of its location to existing grain production, accessibility to road and rail transportation and its proximity to major population centers such as Minneapolis, Minnesota; Omaha, Nebraska; and Chicago, Illinois. Our plant is served by the Canadian National Railroad Company.

        We sell and market the ethanol, distillers grains and corn oil produced at the plant through normal and established markets, including local, regional and national markets. We have entered into a marketing agreement with ADM, as a third party marketer for our ethanol. Whether or not ethanol produced by our plant is sold in local markets will depend on decisions made by our marketer. Local ethanol markets may be limited and must be evaluated on a case-by-case basis. We have also entered into a third party marketing agreement with CHS for our distillers grains; however, we market most of our distillers grains locally. Although local ethanol, distillers grains and corn oil markets will be the easiest to service, they may be oversold, particularly in Iowa. Oversold markets depress ethanol, distillers grains and corn oil prices.

  Ethanol

        We have a marketing agreement with ADM for the purposes of marketing and distributing all of the ethanol we produce at the plant. Pursuant to our ethanol marketing agreement with ADM, the price ADM pays us for our ethanol is calculated by averaging the price ADM receives for all the ethanol it sells originating from (i) our plant, (ii) ADM's plant in Marshall, Minnesota and (iii) ADM's plant in Columbus, Nebraska. In exchange for ADM's marketing, sales, storage and transportation services, we pay ADM a percentage of the final average net sales price. The initial term of the marketing agreement with ADM expired in April 2007, and on March 29, 2007 we entered into an Amended and Restated Ethanol Marketing Agreement with ADM for an initial term of four years. Unless the contract is terminated it will renew automatically for successive additional terms of one year each. The revenue we receive from the sale of ethanol to ADM is based upon the price that ADM receives from the sale to its customers, minus a marketing fee and commission. While we can obtain the final price for our ethanol from ADM on a daily basis, for administrative reasons, we settle the final price with ADM on a monthly basis.

  Distillers Grains

        We have a marketing agreement with CHS, for the purpose of marketing and selling all the distillers grains we produce, except distillers grains we produce and sell directly to local farmers. For our distillers grains marketed and sold by CHS, we receive a percentage of the selling price actually received by CHS receives from its customers. Through the marketing of CHS and our relationships with local farmers, we are not dependent upon one or a limited number of customers for our distillers grains sales.

        In fiscal year 2007, we marketed and sold most of our distillers grains locally, primarily to nearby livestock producers, with the remaining of the distillers grains produced at the plant marketed and sold by CSC and CHS all over the continental United States. As additional ethanol plants begin production, excess capacity could result in the local distillers grains markets. If excess capacity in the local markets occurs, we may be forced to dry more of our distillers grains for marketing by CHS rather than directly selling in the local markets. As a result, our natural gas costs will likely increase due to increased drying and our profits may decrease.

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  Corn Oil

        We market and sell our corn oil directly to regional wholesalers. Presently, the end use of our corn oil is in the livestock and biofuel industries. Because of our ability to market our corn oil directly to regional wholesalers, we are not dependent upon one or a limited number of customers for our corn oil sales.

Dependence on One or a Few Major Customers

        We are substantially dependent upon ADM for the purchase, marketing and distribution of our ethanol. ADM purchases 100% of the ethanol produced at the plant, all of which is marketed and distributed to its customers. Therefore, we are highly dependent on ADM for the successful marketing of our products. As a large ethanol producer, ADM is also a source of competition. In the event that our relationship with ADM is interrupted or terminated for any reason, we believe that another entity to market the ethanol could be located. However, any interruption or termination of this relationship could temporarily disrupt the sale of ethanol and adversely affect our business and operations.

Seasonal Factors in Business

        In an effort to improve air quality in regions where carbon monoxide and ozone are a problem, the Federal Oxygen Program of the Clean Air Act requires the sale of oxygenated motor fuels during the winter months in certain major metropolitan areas to reduce carbon monoxide pollution. Gasoline that is blended with ethanol has higher oxygen content than gasoline that does not contain ethanol. As a result, we expect fairly light seasonality with respect to our gross profit margins on our ethanol allowing us to, potentially, be able to sell our ethanol at a slight premium during the mandated oxygenate period. Conversely, we expect our average sales price for fuel grade ethanol during the summer, when fuel grade ethanol is primarily used as an octane enhancer or a fuel supply extender, to be a little lower.

Financial Information about Geographic Areas

        All of our operations are domiciled in the United States. All of the products sold to our customers for fiscal years 2007, 2006 and 2005 were produced in the United States and all of our long-lived assets are domiciled in the United States.

Sources and Availability of Raw Materials

  Corn Feedstock Supply

        The major raw material required for our ethanol plant to produce ethanol, distillers grain and corn oil is corn. To operate at a name-plate capacity of 52 MGY, the plant requires a supply of approximately 18 to 19 million bushels of corn annually. Following completion of our second plant expansion, the plant's new name-plate capacity of 92 MGY will require the supply of approximately 32 to 34 million bushels of corn annually. We have obtained a grain dealers license and have established our own grain sourcing staff to acquire the corn we need. We have also identified a number of grain dealers as potential sources of grain in northwestern Iowa for additional corn delivery. The grain required for operation of the plant is readily available through our own grain sourcing staff, which purchases the corn directly from local producers or from secondary markets. During the fiscal year ending September 30, 2007, we purchased approximately $8,395,000 in corn from some of the Company's members who are local grain producers.

        An increase in corn exports as well as sustained domestic usage of corn for ethanol production has supported current high corn prices. Very recent corn prices have trended downward but are still significantly higher than in recent years, despite a very large corn crop for the 2007 growing season.

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The USDA estimated the 2007 national corn crop at 13.3 billion bushels. This is a preliminary estimate and the actual corn crop could be materially different. However, increases in the supply of corn may be more than offset with larger increases in corn demand. Management believes that corn prices will remain high into the near future. While our surrounding area produces a significant amount of corn, our profitability may be negatively impacted if long-term corn prices remain high.

  Natural Gas

        Natural gas is also an important input to our manufacturing process. We estimate that our current natural gas usage is approximately 110,000 million British thermal units ("MMBTU") per month. Following completion of our second expansion, we anticipate that our natural gas usage will increase to approximately 200,000 million British thermal units ("MMBTU") per month. We use natural gas to dry our distillers grains products to moisture contents at which they can be stored for long periods and transported greater distances, so that we can market them to broader livestock markets, including poultry and swine markets in the continental United States. We contract with various natural gas vendors to supply the natural gas necessary to operate the plant. US Energy assists us with sourcing natural gas through various vendors, which we believe to be more cost-efficient than using an exclusive supplier.

Federal Ethanol Supports

        Various federal and state laws, regulations, and programs have led to an increasing use of ethanol in fuel, including subsidies, tax credits, policies and other forms of financial incentives. Some of these laws provide economic incentives to produce and blend ethanol and others mandate the use of ethanol.

  Energy Independence and Security Act of 2007

        On December 19, 2007, President Bush signed into law the Energy Independence and Security Act of 2007, H.R. 6, which expands the existing RFS to require the use of 9 billion gallons of renewable fuel in 2008, increasing to 36 billion gallons of renewable fuel by 2022. Only a portion of the renewable fuel used to satisfy the expanded RFS may come from conventional corn-based ethanol. The act requires that 600 million gallons of renewable fuel used in 2009 must come from advanced biofuels, such as ethanol derived from cellulose, sugar, or crop residue and biomass-based diesel, increasing to 21 billion gallons in 2022. The act further includes a requirement that 500 million gallons of biodiesel and biomass-based diesel fuel be blended into the national diesel pool in 2009, gradually increasing to 1 billion gallons by 2012.

        Historically, ethanol sales have been favorably affected by the Clean Air Act amendments of 1990, particularly the Federal Oxygen Program which became effective November 1, 1992. The Federal Oxygen Program requires the sale of oxygenated motor fuels during the winter months in certain major metropolitan areas to reduce carbon monoxide pollution. Ethanol use has increased due to a second Clean Air Act program, the Reformulated Gasoline Program. This program became effective January 1, 1995, and requires the sale of reformulated gasoline in nine major urban areas to reduce pollutants, including those that contribute to ground level ozone, better known as smog.

        The two major oxygenates added to reformulated gasoline pursuant to these programs are Methyl Tertiary Butyl Ether ("MTBE") and ethanol, however MTBE has caused groundwater contamination and has been banned from use by many states. The Energy Policy Act of 2005 did not impose a national ban of MTBE but it also did not include liability protection for manufacturers of MTBE. The failure to include liability protection for manufacturers of MTBE resulted in refiners and blenders using ethanol as an oxygenate rather than MTBE to satisfy the reformulated gasoline oxygenate requirement. While this created increased ethanol demand in the short-term, we do not believe that long-term demand will be impacted because the Act repealed the Clean Air Act's 2% oxygenate

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requirement for reformulated gasoline immediately in California and 270 days after enactment elsewhere. One remaining benefit for us is that the Act did not repeal the 2.7% oxygenate requirement for carbon monoxide nonattainment areas which are required to use oxygenated fuels in the winter months. While we expect ethanol to be the oxygenate of choice in these areas, there is no assurance that ethanol will in fact be used.

        The use of ethanol as an alternative fuel source has been aided by federal tax policy, which directly benefits gasoline refiners and blenders, and increases demand for ethanol. On October 22, 2004, President Bush signed H.R. 4520, which contained the Volumetric Ethanol Excise Tax Credit ("VEETC") and amended the federal excise tax structure effective as of January 1, 2005. The bill creates a new volumetric ethanol excise tax credit of 5.1 cents per gallon of ethanol blended at 10%. Based on volume, the VEETC is expected to allow much greater refinery flexibility in blending ethanol since it makes the tax credit available on all ethanol blended with all gasoline, diesel and ethyl tertiary butyl ether ("ETBE"), including ethanol in E-85 and the E-20 in Minnesota. The VEETC is scheduled to expire on December 31, 2010.

        The Energy Policy Act of 2005 expands who qualifies for the small ethanol producer tax credit. Historically, small ethanol producers were allowed a 10-cents-per-gallon production income tax credit on up to 15 million gallons of production annually. The size of the plant eligible for the tax credit was limited to 30 million gallons. Under the Energy Policy Act of 2005 the size limitation on the production capacity for small ethanol producers increases from 30 million to 60 million gallons. The credit can be taken on the first 15 million gallons of production. The tax credit is capped at $1.5 million per year per producer. The small ethanol producer tax credit is set to expire December 31, 2010. However, upon completion of the expansion of the plant, we do not anticipate qualifying for this tax credit as our anticipated annual production of 92 MGY will exceed the size limitation.

        The Energy Policy Act of 2005 creates a new tax credit that permits taxpayers to claim a 30% credit (up to $30,000) for the cost of installing clean-fuel vehicle refueling equipment, such as an E85 fuel pump, to be used in a trade or business of the taxpayer or installed at the principal residence of the taxpayer. Under the provision, clean fuels are any fuel of at least 85% of the volume of which consists of ethanol, natural gas, compressed natural gas, liquefied natural gas, liquefied petroleum gas, and hydrogen and any mixture of diesel fuel and biodiesel containing at least 20% biodiesel. The provision is effective for equipment placed in service after December 31, 2005 and before December 31, 2010. While it is unclear how this credit will affect the demand for ethanol in the short term, we expect it will help raise consumer awareness of alternative sources of fuel and could positively impact future demand for ethanol.

Other Factors Affecting Demand and Supply

        In addition to government supports that encourage production and the use of ethanol, demand for ethanol may increase as a result of increased consumption of E85 fuel. E85 fuel is a blend of 70% to 85% ethanol and gasoline. According to the Energy Information Administration, E85 consumption is projected to increase from a national total of 11 million gallons in 2003 to 47 million gallons in 2025. The demand for E85 is largely driven by flexible fuel vehicle penetration of the US vehicle fleet, the retail price of E85 compared to regular gasoline and the availability of E85 at retail stations. In the U.S., there are currently about 6 million flexible fuel vehicles capable of operating on E85 and automakers have indicated plans to produce an estimated 2 million more flexible fuel vehicles per year. In addition, Ford and General Motors have recently begun national campaigns to promote ethanol and flexible fuel vehicles. Because flexible fuel vehicles can operate on both ethanol and gasoline, if the price of regular gasoline falls below E85, demand for E85 will decrease as well. In addition, gasoline stations offering E85 are relatively scarce. According to the RFA, as of early 2007, there are more than 1,120 retail stations (out of 170,000 stations nationwide), offering E85 across the country. The Energy Policy Act of 2005 established a tax credit of 30% for infrastructure and equipment to dispense E85. This tax credit became effective in 2006 and is expected to encourage more retailers to offer E85 as an alternative to regular gasoline. The tax credit, unless renewed, will expire December 31, 2010.

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        On October 5, 2006, Underwriters Laboratories ("UL") suspended authorization for manufacturers to use UL Markings on components for fuel-dispensing devices that specifically reference compatibility with alcohol-blended fuels that contain greater than 15% ethanol. Published studies on ethanol indicate that, in higher concentrations, it may have significantly enhanced corrosive effects versus traditional gasoline. While there have been no documented reports of corrosion for UL Listed or Recognized components used with E85, Underwriters Laboratories is suspending authorization to use the UL Mark on components used in dispensing devices that will dispense any alcohol-blended fuels containing over 15% alcohol until updated certification requirements are established and the effected components have been found to comply with them. The lack of a UL seal for filling station pumps carrying E85 means that some of these stations may be violating fire codes, and that new stations intending to install E85 systems may need waivers from local or state fire marshals. It is the decision of each authority having jurisdiction as to whether existing E85 dispensing equipment is allowed to remain in service or is taken out of service until additional supporting information is received. Underwriters Laboratories has not set a deadline for creating standards that could lead to certification, which could result in the closure of some existing E85 fueling stations and delay in opening others.

Our Competition

        We are in direct competition with numerous other ethanol producers, many of whom have greater resources than we do. We also expect that additional ethanol producers will continue to enter the market if the demand for ethanol continues to increase. Ethanol is a commodity product, like corn, which means our ethanol plant competes with other ethanol producers on the basis of price and, to a lesser extent, delivery service. We believe we compete favorably with other ethanol producers due to our proximity to ample grain supplies and multiple modes of transportation. In addition, we believe our plant's location offers an advantage over other ethanol producers in that it has ready access by rail to growing ethanol markets, which reduces our cost of sales.

        According to the Renewable Fuels Association, the ethanol industry has grown to approximately 134 production facilities in the United States with current estimates of domestic ethanol production at approximately 7.23 billion gallons as of November 2007. As reported by the Iowa Renewable Fuels Association, excluding our plant, Iowa currently has 26 ethanol plants with the capacity to produce approximately 1.97 billion gallons annually. In addition, there are 14 ethanol plants under construction or expansion in Iowa that will add approximately 1.41 billion gallons of annual capacity. There are also numerous other producer and privately owned ethanol plants planned and operating throughout the Midwest and elsewhere in the United States. The largest ethanol producers include Archer Daniels Midland (ADM), Aventine Renewable Energy, Inc., Hawkeye Renewables, LLC, POET (formerly Broin), US BioEnergy Corp. and VeraSun Energy Corporation, each of which is capable of producing more ethanol than we expect to produce. ADM, our ethanol marketer, is currently the largest ethanol producer in the U.S. and controls a significant portion of the ethanol market. Recently, VeraSun and US BioEnergy Corp. announced plans to merge, which would result in their companies having a combined ethanol production capacity of approximately 1.6 billion gallons.

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        The following table identifies most of the ethanol producers in the United States along with their production capacities.

U.S. FUEL ETHANOL BIOREFINERIES AND PRODUCTION CAPACITY
million gallons per year (mmgy)

COMPANY	LOCATION	FEEDSTOCK	Current Capacity (mmgy)	Under Construction/ Expansions (mmgy)
Abengoa Bioenergy Corp.	York, NE	Corn/milo	55
	Colwich, KS		25
	Portales, NM		30
	Ravenna, NE		88
Aberdeen Energy*	Mina, SD	Corn		100
Absolute Energy, LLC*	St. Ansgar, IA	Corn		100
ACE Ethanol, LLC	Stanley, WI	Corn	41
Adkins Energy, LLC*	Lena, IL	Corn	40
Advanced Bioenergy	Fairmont, NE	Corn		100
AGP*	Hastings, NE	Corn	52
Agri-Energy, LLC*	Luverne, MN	Corn	21
Al-Corn Clean Fuel*	Claremont, MN	Corn	35	15
Amaizing Energy, LLC*	Denison, IA	Corn	48
	Atlantic, IA	Corn		110
Archer Daniels Midland	Decatur, IL	Corn	1,070	550
	Cedar Rapids, IA	Corn
	Clinton, IA	Corn
	Columbus, NE	Corn
	Marshall, MN	Corn
	Peoria, IL	Corn
	Wallhalla, ND	Corn/barley
Arkalon Energy, LLC	Liberal, KS	Corn		110
Aventine Renewable Energy, Inc.	Pekin, IL	Corn	207	226
	Aurora, NE	Corn
	Mt. Vernon, IN	Corn
Badger State Ethanol, LLC*	Monroe, WI	Corn	48
Big River Resources, LLC*	West Burlington, IA	Corn	52
BioFuel Energy—PioneerTrail Energy LLC	Wood River, NE	Corn		115
BioFuel Energy—Buffal Lake Energy LLC	Fairmont, MN	Corn		115
Blue Flint Ethanol	Underwood, ND	Corn	50
Bonanza Energy, LLC	Garden City, KS	Corn/milo	55
Bushmills Ethanol, Inc.*	Atwater, MN	Corn	40
Cardinal Ethanol	Harrisville, IN	Corn		100
Cargill, Inc.	Blair, NE	Corn	85
	Eddyville, IA	Corn	35
Cascade Grain	Clatskanie, OR	Corn		108
Castle Rock Renewable Fuels, LLC	Necedah, WI	Corn		50
Celunol	Jennings, LA	Sugar cane bagasse		1.5
Center Ethanol Company	Sauget, IL	Corn		54
Central Indiana Ethanol, LLC	Marion, IN	Corn	40
Central Illinois Energy, LLC	Canton, IL	Corn		37
Central MN Ethanol Coop*	Little Falls, MN	Corn	21.5
Chief Ethanol	Hastings, NE	Corn	62
Chippewa Valley Ethanol Co.*	Benson, MN	Corn	45

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COMPANY	LOCATION	FEEDSTOCK	Current Capacity (mmgy)	Under Construction/ Expansions (mmgy)
Cilion Ethanol	Keyes, CA	Corn	50
Commonwealth Agri-Energy, LLC*	Hopkinsville, KY	Corn	33
Corn, LP*	Goldfield, IA	Corn	50
Cornhusker Energy Lexington, LLC	Lexington, NE	Corn	40
Corn Plus, LLP*	Winnebago, MN	Corn	44
Coshoctan Ethanol, OH	Coshoctan, OH	Corn		60
Dakota Ethanol, LLC*	Wentworth, SD	Corn	50
DENCO, LLC*	Morris, MN	Corn	21.5
E Energy Adams, LLC	Adams, NE	Corn	50
E3 Biofuels	Mead, NE	Corn	24
E Caruso (Goodland Energy Center)	Goodland, KS	Corn		20
East Kansas Agri-Energy, LLC*	Garnett, KS	Corn	35
Elkhorn Valley Ethanol, LLC	Norfolk, NE	Corn	40
ESE Alcohol Inc.	Leoti, KS	Seed corn	1.5
Ethanol Grain Processors, LLC	Obion, TN	Corn		100
First United Ethanol, LLC	Mitchell Co., GA	Corn		100
Front Range Energy, LLC	Windsor, CO	Corn	40
Gateway Ethanol	Pratt, KS	Corn	55
Glacial Lakes Energy, LLC*	Watertown, SD	Corn	50	50
Global Ethanol/Midwest Grain Processors	Lakota, IA	Corn	95
	Riga, MI	Corn	57
Golden Cheese Company of California*	Corona, CA	Cheese whey	5
Golden Grain Energy L.L.C.*	Mason City, IA	Corn	110	50
Golden Triangle Energy, LLC*	Craig, MO	Corn	20
Grand River Distribution	Cambria, WI	Corn		40
Grain Processing Corp.	Muscatine, IA	Corn	20
Granite Falls Energy, LLC	Granite Falls, MN	Corn	52
Greater Ohio Ethanol, LLC	Lima, OH	Corn		54
Green Plains Renewable Energy	Shenandoah, IA	Corn	50
	Superior, IA	Corn		50
Hawkeye Renewables, LLC	Iowa Falls, IA	Corn	105
	Fairbank, IA	Corn	115
	Menlo, IA	Corn		100
	Shell Rock, IA	Corn		110
Heartland Corn Products*	Winthrop, MN	Corn	100
Heartland Grain Fuels, LP*	Aberdeen, SD	Corn	9
	Huron, SD	Corn	12	18
Heron Lake BioEnergy, LLC	Heron Lake, MN	Corn		50
Holt County Ethanol	O'Neill, NE	Corn		100
Husker Ag, LLC*	Plainview, NE	Corn	26.5
Idaho Ethanol Processing	Caldwell, ID	Potato Waste	4
Illinois River Energy, LLC	Rochelle, IL	Corn	50
Indiana Bio-Energy	Bluffton, IN	Corn		101
Iroquois Bio-Energy Company, LLC	Rensselaer, IN	Corn	40
KAAPA Ethanol, LLC*	Minden, NE	Corn	40
Kansas Ethanol, LLC	Lyons, KS	Corn		55
Land O' Lakes*	Melrose, MN	Cheese whey	2.6
Levelland/Hockley County Ethanol, LLC	Levelland, TX	Corn		40
Lifeline Foods, LLC	St. Joseph, MO	Corn	40
Lincolnland Agri-Energy, LLC*	Palestine, IL	Corn	48
Lincolnway Energy, LLC*	Nevada, IA	Corn	50

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COMPANY	LOCATION	FEEDSTOCK	Current Capacity (mmgy)	Under Construction/ Expansions (mmgy)
Little Sioux Corn Processors, LP*	Marcus, IA	Corn	52
Marquis Energy, LLC	Hennepin, IL	Corn		100
Marysville Ethanol, LLC	Marysville, MI	Corn		50
Merrick & Company	Golden, CO	Waste beer	3
MGP Ingredients, Inc.	Pekin, IL	Corn/wheat starch	78
	Atchison, KS
Mid America Agri Products/Wheatland	Madrid, NE	Corn		44
Mid-Missouri Energy, Inc.*	Malta Bend, MO	Corn	45
Midwest Renewable Energy, LLC	Sutherland, NE	Corn	25
Millennium Ethanol	Marion, SD	Corn		100
Minnesota Energy*	Buffalo Lake, MN	Corn	18
NEDAK Ethanol	Atkinson, NE	Corn		44
New Energy Corp.	South Bend, IN	Corn	102
North Country Ethanol, LLC*	Rosholt, SD	Corn	20
Northeast Biofuels	Volney, NY	Corn		114
Northwest Renewable, LLC	Longview, WA	Corn		55
Otter Tail Ag Enterprises	Fergus Falls, MN	Corn		57.5
Pacific Ethanol	Madera, CA	Corn	35
	Boardman, OR	Corn	35
	Burley, ID	Corn		50
	Stockton, CA	Corn		50
	Imperial, CA	Corn		50
Panda Ethanol	Hereford, TX	Corn/milo		115
Parallel Products	Louisville, KY	Beverage Waste	5.4
	R. Cucamonga, CA
Patriot Renewable Fuels, LLC	Annawan, IL	Corn		100
Penford Products	Ceder Rapids, IA	Corn		45
Phoenix Biofuels	Goshen, CA	Corn	25
Pinal Energy, LLC	Maricopa, AZ	Corn	55
Pine Lake Corn Processors, LLC*	Steamboat Rock, IA	Corn	20
Plainview BioEnergy, LLC	Plainview, TX	Corn		100
Platinum Ethanol, LLC	Arthur, IA	Corn		110
Plymouth Ethanol, LLC	Merrill, IA	Corn		50
POET	Sioux Falls, SD		1,100	375
	Alexandria, IN	Corn		#
	Ashton, IA	Corn
	Big Stone, SD	Corn
	Bingham Lake, MN	Corn
	Caro, MI	Corn
	Chancellor, SD	Corn
	Coon Rapids, IA	Corn
	Corning, IA	Corn
	Emmetsburg, IA	Corn
	Fostoria, OH	Corn		#
	Glenville, MN	Corn
	Gowrie, IA	Corn
	Groton, SD	Corn
	Hanlontown, IA	Corn
	Hudson, SD	Corn
	Jewell, IA	Corn
	Laddonia, MO	Corn
	Lake Crystal, MN	Corn

13

COMPANY	LOCATION	FEEDSTOCK	Current Capacity (mmgy)	Under Construction/ Expansions (mmgy)
	Leipsic, OH	Corn		#
	Macon, MO	Corn
	Marion, OH	Corn		#
	Mitchell, SD	Corn
	North Manchester, IN	Corn		#
	Portland, IN	Corn
	Preston, MN	Corn
	Scotland, SD	Corn
Prairie Horizon Agri-Energy, LLC	Phillipsburg, KS	Corn	40
Quad-County Corn Processors*	Galva, IA	Corn	27
Red Trail Energy, LLC	Richardton, ND	Corn	50
Redfield Energy, Inc.	Redfield, SD	Corn	50
Reeve Agri-Energy	Garden City, KS	Corn/milo	12
Renew Energy	Jefferson Junction, WI	Corn		130
Siouxland Energy & Livestock Coop*	Sioux Center, IA	Corn	25	35
Siouxland Ethanol, LLC	Jackson, NE	Corn	50
Southwest Iowa Renewable Energy, LLC*	Council Bluffs, IA	Corn		110
Sterling Ethanol, LLC	Sterling, CO	Corn	42
Tate & Lyle	Loudon, TN	Corn	67	38
	Ft. Dodge, IA	Corn		105
The Andersons Albion Ethanol LLC	Albion, MI	Corn	55
The Andersons Clymers Ethanol, LLC	Clymers, IN	Corn	110
The Andersons Marathon Ethanol, LLC	Greenville, OH	Corn		110
Tharaldson Ethanol	Casselton, ND	Corn		110
Trenton Agri Products, LLC	Trenton, NE	Corn	40
United Ethanol	Milton, WI	Corn	52
United WI Grain Producers, LLC*	Friesland, WI	Corn	49
US BioEnergy Corp.	Albert City, IA	Corn	300	400
	Woodbury, MI	Corn
	Hankinson, ND	Corn		#
	Central City, NE	Corn		#
	Ord, NE	Corn
	Dyersville, IA	Corn		#
	Janesville, MN	Corn		#
	Marion, SD	Corn
U.S. Energy Partners, LLC (White Energy)	Russell, KS	Milo/wheat starch	48
Utica Energy, LLC	Oshkosh, WI	Corn	48
VeraSun Energy Corporation	Aurora, SD	Corn	560	330
	Ft. Dodge, IA	Corn
	Albion, NE	Corn
	Charles City, IA	Corn
	Linden, IN	Corn
	Welcome, MN	Corn		#
	Hartely, IA	Corn		#
	Bloomingburg, OH	Corn		#
Western New York Energy, LLC	Shelby, NY	Corn		50
Western Plains Energy, LLC*	Campus, KS	Corn	45
Western Wisconsin Renewable Energy, LLC*	Boyceville, WI	Corn	40
White Energy	Hereford, TX	Corn/Milo		100

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COMPANY	LOCATION	FEEDSTOCK	Current Capacity (mmgy)	Under Construction/ Expansions (mmgy)
Wind Gap Farms	Baconton, GA	Brewery Waste	0.4
Renova Energy	Torrington, WY	Corn	5
	Hayburn, ID	Corn		20
Xethanol BioFuels, LLC	Blairstown, IA	Corn	5
Yuma Ethanol	Yuma, CO	Corn	40

Total Current Capacity at 134 ethanol biorefineries			7,229.4

Total Under Construction (67)/ Expansions (10)				6,216.9

Total Capacity			13,446.3

*
locally-owned                                         Renewable Fuels Association

#
plant under construction                    Updated: November 27, 2007

  Competition from Alternative Ethanol Production Methods

        Alternative ethanol production methods are continually under development. New ethanol products or methods of ethanol production developed by larger and better-financed competitors could provide them competitive advantages and harm our business.

        Most ethanol is currently produced from corn and other raw grains, such as milo or sorghum—especially in the Midwest. The current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass, such as agricultural waste, forest residue, municipal solid waste, and energy crops. This trend is driven by the fact that cellulose-based biomass is generally cheaper than corn, and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas which are unable to grow corn. Additionally, the enzymes used to produce cellulose-based ethanol have recently become less expensive. Furthermore, the Department of Energy and the President have recently announced support for the development of cellulose-based ethanol, including a $160 million Department of Energy program for pilot plants producing cellulose-based ethanol. Several large companies, including Iogen Corporation, Abengoa, Royal Dutch Shell Group, Goldman Sachs Group, Dupont and Archer Daniels Midland, have all indicated that they are interested in research and development in this area. In addition, Xethanol Corporation has stated plans to convert a six million gallon per year plant in Blairstown, Iowa to implement cellulose-based ethanol technologies after 2007. Broin Companies has also announced plans to expand Voyager Ethanol in Emmetsburg, Iowa to include cellulose to ethanol commercial production.

        Although current technology is not sufficiently efficient to be competitive on a large-scale, a report by the U.S. Department of Energy entitled "Outlook for Biomass Ethanol Production and Demand" indicates that new conversion technologies may be developed in the future. If an efficient method of collecting biomass for ethanol production and producing ethanol from cellulose-based biomass is developed, we may not be able to compete effectively. We do not believe it will be cost-effective to convert the plant into a plant which will use cellulose-based biomass to produce ethanol. As a result, it is possible we could be unable to produce ethanol as cost-effectively as cellulose-based producers.

  Competition with Ethanol Imported from Other Countries

        Ethanol production is also expanding internationally. Brazil has long been the world's largest producer and exporter of ethanol; however, since 2005, U.S. ethanol production slightly exceeded

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Brazilian production. Ethanol is produced more cheaply in Brazil than in the United States because of the use of sugarcane, a less expensive raw material alternative to corn. However, in 1980, Congress imposed a tariff on foreign produced ethanol to make it more expensive than domestic supplies derived from corn. This tariff was designed to protect the benefits of the federal tax subsidies for United States farmers. In December 2006, legislation was passed in both the U.S. House of Representatives and U.S. Senate to extend the $0.54 per gallon tariff beyond its current expiration in December 2007 through 2008. We do not know the extent to which the volume of imports would increase or the effect on U.S. prices for ethanol if the tariff is not renewed.

        Ethanol imports from 24 countries in Central America and the Caribbean Islands are exempted from this tariff under the Caribbean Basin Initiative. Under the terms of the Caribbean Basin Initiative, exports from member nations are capped at 7.0% of the total United States production from the previous per year (with additional exemptions from ethanol produced from feedstock in the Caribbean region over the 7.0% limit). However, as total production in the United States grows, the amount of ethanol produced from the Caribbean region and sold in the United States will also grow, which could impact our ability to sell ethanol.

  Competition from Alternative Fuels

        Our plant also competes with producers of other gasoline additives having similar octane and oxygenate values as ethanol, such as producers of MTBE, a petrochemical derived from methanol that costs less to produce than ethanol. Although currently the subject of several state bans, many major oil companies can produce MTBE and because it is petroleum-based, its use is strongly supported by major oil companies.

        Alternative fuels, gasoline oxygenates and alternative ethanol production methods are also continually under development by ethanol and oil companies with far greater resources. The major oil companies have significantly greater resources than we have to develop alternative products and to influence legislation and public perception of MTBE and ethanol. New ethanol products or methods of ethanol production developed by larger and better-financed competitors could provide them competitive advantages and harm our business.

        A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell and hydrogen industries continue to expand and gain broad acceptance and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively. This additional competition could reduce the demand for ethanol, which would negatively impact our profitability.

  Distillers Grains Competition

        Ethanol plants in the Midwest produce the majority of distillers grains and primarily compete with other ethanol producers in the production and sales of distillers grains. The National Corn Growers Association estimates that approximately 10 million metric tons of distillers grains will be produced in the 2006/2007 crop year. With the exception of our distillers grains that are marketed nationally by CSC and CHS, we took advantage of our proximity to local livestock producers by marketing the bulk of our distillers grains locally in 2007. However, the amount of distillers grains produced is expected to increase significantly as the number of ethanol plants increase which will increase competition in the

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distillers grains market in our area. As a result, we may be forced to dry more of our distillers grains for marketing by CHS rather than directly selling in the local markets if excess capacity in the local markets occurs. In addition, our distillers grains compete with other livestock feed products such as soybean meal, corn gluten feed, dry brewers grain and mill feeds.

Research and Development

        During the last three fiscal years, we have not conducted any material research and development activities associated with the development of technologies for use in producing ethanol, distillers grains or corn oil. We are exploring the possibility of uses for value-added co-products that may be able to be derived from the fuel ethanol manufacturing process, and we may conduct material research and development in this area in the future.

Costs and Effects of Compliance with Environmental Laws

        We are subject to extensive air, water and other environmental regulations and we have been required to obtain a number of environmental permits to construct and operate the plant. We have obtained all of the necessary permits to operate the plant including, air pollution construction permits, a pollutant discharge elimination system general permit, storm water discharge permits, a water withdrawal permit, and an alcohol fuel producer's permit. In addition, we have completed a spill prevention control and countermeasures plan. In addition, prior to the anticipated start date of construction for our plant expansion, we were required to obtain a Title V emissions permit prior. In September 2006, we received our Title V permit and we commenced construction of the plant expansion in October 2006. We are in the process of amending our water discharge permit and expect to receive the amended permit in December. Although we have been successful in obtaining all of the permits currently required, any retroactive change in environmental regulations, either at the federal or state level, could require us to obtain additional or new permits or spend considerable resources on complying with such regulations.

        We are subject to ongoing environmental regulations and testing. The plant passed emissions testing in December 2003 and we received renewed operating permits in April 2004. Final permitting was granted by the regulatory agency in November 2005. We are required by federal regulations to conduct a Relative Accuracy Test Audit (RATA) once per 12-month period. We passed the RATA testing in February 2007. In 2007, our costs of environmental compliance were approximately $32,000.

        We are subject to oversight activities by the EPA. There is always a risk that the EPA may enforce certain rules and regulations differently than Iowa's environmental administrators. Iowa or EPA rules are subject to change, and any such changes could result in greater regulatory burdens on plant operations. We could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible foul smells or other air or water discharges from the plant. Such claims may result in an adverse result in court if we are deemed to engage in a nuisance that substantially impairs the fair use and enjoyment of real estate.

        The government's regulation of the environment changes constantly. It is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses. It also is possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of ethanol. For example, changes in the environmental regulations regarding the required oxygen content of automobile emissions could have an adverse effect on the ethanol industry. Furthermore, plant operations likely will be governed by the Occupational Safety and Health Administration ("OSHA"). OSHA regulations may change such that the costs of the operation of the plant may increase. Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows and financial performance.

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Employees

        As of September 30, 2007, we had a total of 45 full-time employees. We have 38 full-time employees in ethanol production operations and 7 full-time employees in general management and administration.

ITEM 1A.    RISK FACTORS.

        You should carefully read and consider the risks and uncertainties below and the other information contained in this report. The risks and uncertainties described below are not the only ones we may face. The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operation.

Risks Relating to Our Business

        We have a limited operating history and our business may not be as successful as we anticipate. We began our business in 2000 and commenced production of ethanol at our plant in April 2003. Accordingly, we have a limited operating history from which you can evaluate our business and prospects. Our operating results could fluctuate significantly in the future as a result of a variety of factors, including those discussed through out these risk factors. Many of these factors are outside our control. As a result of these factors, our operating results may not be indicative of future operating results and you should not rely on them as indications of our future performance. In addition, our prospects must be considered in light of the risks and uncertainties encountered by an early-stage company and in rapidly evolving markets, such as the ethanol market, where supply and demand may change significantly in a short amount of time. Some of these risks relate to our potential inability to:

  •
  effectively manage our business and operations;

  •
  recruit and retain key personnel;

  •
  successfully maintain our low-cost structure as we expand the scale of our business;

  •
  manage rapid growth in personnel and operations;

  •
  develop new products that complement our existing business; and

  •
  successfully address the other risks described throughout this prospectus.

If we cannot successfully address these risks, our business, future results of operations and financial condition may be materially adversely affected, and we may continue to incur operating losses in the future.

         Our business is not diversified.    Our success depends largely upon our ability to profitably operate our ethanol plant. We do not have any other lines of business or other sources of revenue if we are unable to operate our ethanol plant and manufacture ethanol, distillers grains and corn oil. If economic or political factors adversely affect the market for ethanol, we have no other line of business to fall back on if the ethanol business declines. Our business would also be significantly harmed if our ethanol plant could not operate at full capacity for any extended period of time.

         Increases in the price of corn would reduce our profitability.    Our results of operations and financial condition are significantly affected by the cost and supply of corn. Changes in the price and supply of corn are subject to and determined by market forces over which we have no control. The price at which we purchase corn has risen substantially in the last year and we expect the price to continue to increase. Increases in demand for corn from both the world foodstuff markets and from increased production of ethanol have pushed up the price of corn. We expect demand for corn from the ethanol industry to continue to expand.

        We expect the price we pay for corn to continue increasing if the demand for corn continues to increase. Since our revenues depend on the spread between the selling price of our ethanol and the price we pay for corn, increases in corn prices negatively affect our ability to generate a profit.

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         Our revenues will be greatly affected by the price at which we can sell our ethanol and distillers grains.    These prices can be volatile as a result of a number of factors. These factors include the overall supply and demand, the price of gasoline, level of government support, and the availability and price of competing products. For instance, the price of ethanol tends to increase as the price of gasoline increases, and the price of ethanol tends to decrease as the price of gasoline decreases. Any lowering of gasoline prices will likely also lead to lower prices for ethanol, which may decrease our ethanol sales and reduce revenues.

        The price of ethanol has recently been higher than its 10-year average. We do not expect these prices to be sustainable as supply from new and existing ethanol plants increases to meet increased demand. Increased production of ethanol may lead to lower prices. The increased production of ethanol could have other adverse effects. For example, the increased production could lead to increased supplies of co-products from the production of ethanol, such as distillers grains. Those increased supplies could outpace demand, which would lead to lower prices for those co-products. Also, the increased production of ethanol could result in increased demand for corn. This could result in higher prices for corn and corn production lowering profits. There can be no assurance as to the price of ethanol or distillers grains in the future. Any downward changes in the price of ethanol and/or distillers grains may result in less revenue which would decrease our income and profitability.

         We sell all of the ethanol we produce to ADM in accordance with an ethanol marketing agreement.    ADM, a significant competitor of ours and a related party to us, is the sole buyer of all of our ethanol and we rely heavily on its marketing efforts to successfully sell our product. Because ADM sells ethanol for itself and a number of other producers, we have limited control over its sales efforts. Our financial performance is dependent upon the financial health of ADM, as a significant portion of our accounts receivable are attributable to ADM. If ADM breaches the ethanol marketing agreement or is not in the financial position to purchase all of the ethanol we produce, we could experience a material loss and we may not have any readily available means to sell our ethanol and our financial performance will be adversely and materially affected. If our agreement with ADM terminates, we may seek other arrangements to sell our ethanol, including selling our own product, but we give no assurance that our sales efforts would achieve results comparable to those achieved by ADM.

         We engage in hedging transactions which involve risks that can harm our business.    We are exposed to market risk from changes in commodity prices. Exposure to commodity price risk results from our dependence on corn and natural gas in the ethanol production process. We seek to minimize the risks from fluctuations in the prices of corn and natural gas through the use of hedging instruments. The effectiveness of our hedging strategies is dependent upon, the cost of corn and natural gas and our ability to sell sufficient products to use all of the corn and natural gas for which we have futures contracts. There is no assurance that our hedging activities will successfully reduce the risk caused by price fluctuation which may leave us vulnerable to high corn and natural prices. Alternatively, we may choose not to engage in hedging transactions in the future. As a result, our results of operations and financial conditions may also be adversely affected during periods in which corn and/or natural gas prices increase.

        Hedging activities themselves can result in costs because price movements in corn and natural gas contracts are highly volatile and are influenced by many factors that are beyond our control. There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of corn or natural gas. However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price. We may incur such costs and they may be significant.

         Operational difficulties at our ethanol plant could negatively impact our sales volumes and could cause us to incur substantial losses.    Our operations are subject to labor disruptions, unscheduled downtime and other operational hazards inherent in our industry, such as equipment failures, fires, explosions,

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abnormal pressures, blowouts, pipeline ruptures, transportation accidents and natural disasters. Some of these operational hazards may cause personal injury or loss of life, severe damage to or destruction of property and equipment or environmental damage, and may result in suspension of operations and the imposition of civil or criminal penalties. Our insurance may not be adequate to fully cover the potential operational hazards described above or we may not be able to renew this insurance on commercially reasonable terms or at all.

        Moreover, our plant may not operate as planned or expected. Our plant has a specified nameplate capacity which represents the production capacity specified in the applicable design-build agreement. We recently entered into an agreement with Fagen, Inc. to expand our name-plate capacity to 92 MGY. We expect Fagen, Inc. to test the capacity of the plant following completion of the expansion. But based on our prior experience, we generally expect our plant to produce in excess of its nameplate capacity. The operation of our plant is and will be, however, subject to various uncertainties relating to our ability to implement the necessary process improvements required to achieve these increased production capacities. As a result, our plant may not produce ethanol and distillers grains at the levels we expect. In the event our plant does not run at its nameplate or our increased expected capacity levels, our business, results of operations and financial condition may be materially adversely affected.

        Disruptions to transportation or utilities infrastructure could materially and adversely affect our business because we are extremely dependent on infrastructure for procurement of raw materials such as corn and natural gas and for marketing and distribution of our ethanol, distillers grains and corn oil. Our business is critically dependent on the continuing availability of rail, road, port, storage and distribution infrastructure. Any disruptions in this infrastructure network, whether caused by labor difficulties, earthquakes, storms, other natural disasters or human error or malfeasance or other reasons, could have a material adverse effect on our business. We rely upon third-parties to maintain the rail lines from our plants to the national rail network, and any failure on their part to maintain the lines could impede our delivery of products, impose additional costs on us and could have a material adverse effect on our business, results of operations and financial condition.

        Our business also depends on the continuing availability of raw materials, including fuel and natural gas. The production of ethanol, from the planting of corn to the distribution of ethanol to refiners, is highly energy-intensive. Significant amounts of fuel and natural gas are required for the growing, fertilizing and harvesting of corn, as well as for the fermentation, distillation and transportation of ethanol and the drying of distillers grains. A serious disruption in supplies of fuel or natural gas, or significant increases in the prices of fuel or natural gas, could significantly reduce the availability of raw materials at our plant, increase our production costs and could have a material adverse effect on our business, results of operations and financial condition.

        Our plant also requires a significant and uninterrupted supply of water of suitable quality to operate. If there is an interruption in the supply of water for any reason, we may be required to halt production at our plant. If production is halted at our plant for an extended period of time, it could have a material adverse effect on our business, results of operations and financial condition.

         Competition for qualified personnel in the ethanol industry is intense and we may not be able to hire and retain qualified personnel to operate our plant.    Our success depends in part on our ability to attract and retain competent personnel, which can be challenging in a rural community. For the operation of our plant, we have hired qualified managers, engineers, operations and other personnel. Competition for both managers and plant employees in the ethanol industry is intense, and we may not be able to maintain qualified personnel. If we are unable to maintain productive and competent personnel or hire qualified replacement personnel, our operations may be adversely affected, the amount of ethanol we produce may decrease and we may not be able to efficiently operate our plant and execute our business strategy.

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        Technological advances could significantly decrease the cost of producing ethanol or result in the production of higher-quality ethanol, and if we are unable to adopt or incorporate technological advances into our operations, our plant could become less competitive or obsolete. We expect that technological advances in the processes and procedures for processing ethanol will continue to occur. It is possible that those advances could make the processes and procedures that we utilize at our plant less efficient or obsolete, or cause the ethanol we produce to be of a lesser quality. Advances and changes in the technology of ethanol production are expected to occur. Such advances and changes may make the ethanol production technology installed in our plant less desirable or obsolete. These advances could also allow our competitors to produce ethanol at a lower cost than us. If we are unable to adopt or incorporate technological advances, our ethanol production methods and processes could be less efficient than our competitors, which could cause our plant to become less competitive or completely obsolete. If our competitors develop, obtain or license technology that is superior to ours or that makes our technology obsolete, we may be required to incur significant costs to enhance or acquire new technology so that our ethanol production remains competitive. Alternatively, we may be required to seek third-party licenses, which could also result in significant expenditures. We cannot guarantee or assure you that third-party licenses will be available or, once obtained, will continue to be available on commercially reasonable terms, if at all. These costs could negatively impact our financial performance by increasing our operating costs and reducing our net income.

Risks Related to Our Expansion Strategy

        Our involvement with the development of an ethanol plant in Akron, Iowa may not be successful. Akron has issued 15,000 units to the Partnership at a price of $666.66 per unit and 12,500 units to the Partnership at a price of $800 per unit in exchange for initially capitalizing Akron. Akron has received total non-cash proceeds from the Partnership of approximately $6,037,000, consisting of approximately $890,000 in services and approximately $4,647,000 in costs associated with the land purchased, and $500,000 paid to Fagen, Inc. by the Partnership on Akron's behalf for its letter of intent payment, plus a subscription receivable of approximately $13,962,000. Development of the Akron project is currently suspended due to unfavorable market conditions and our investment in the project may be lost of if the Akron plant is not completed. The failure to successfully evaluate and otherwise adequately address the risks associated with development of the Akron project could have a material adverse effect on our business, results of operations and financial condition.

        We give no assurances that we will be able to implement our expansion strategy as planned or at all. We are currently constructing an expansion of our current production capacity of 52 MGY to 92 MGY. The cost of the expansion is expected to be approximately $73,000,000, which will be financed using both a portion of our cash and additional debt to fully capitalize the expansion. The use of cash to finance these expenditures could impact our ability to make future distributions to our members.

        There is no assurance that the expansion will reduce our operating costs or increase our operating income. Our expansion projections are based upon our historical operating costs and historical revenues and there is no guarantee or assurance that our past financial performance can accurately predict future results especially in connection with expansion. In addition, the expansion may cost more and may present additional challenges and risks that negatively impact our future financial performance.

        If the plant expansion costs more than we expect, the expansion may be unprofitable. The total cost of the expansion project is estimated to be approximately $73,000,000, of which we will pay Fagen, Inc. approximately $48,328,000 pursuant to our design-build agreement and change orders with Fagen, Inc. for the design and construction of this expansion, subject to any mutually agreed-upon adjustments made in accordance with the general conditions of the agreement and subject to a credit for any amounts previously paid to Fagen Engineering, LLC for engineering performed pursuant to the Phase I and Phase II Engineering Services Agreement. There is no assurance that there will not be design changes or cost overruns associated with the expansion of the plant. In addition, shortages of steel

21

could affect the final cost and final completion date of the project. Any significant increase in the estimated construction cost of the expansion may make the expansion too expensive to complete or unprofitable to operate because our revenue stream may not be able to adequately support the increased cost and expense attributable to increased construction costs.

         Construction delays could increase our costs.    Construction of the expansion began in October 2006. The grain storage and process parts of the expansion are approximately 95% completed, as of December 15, 2007. Final land grading and rail siding work will be completed in the July to September 2008 time period. However, construction projects often involve construction delays due to weather conditions, or other events that delay the construction schedule. In addition, Fagen, Inc.'s involvement in the construction of a number of other plants while constructing our plant could cause delays in our construction schedule. Also, any changes in interest rates or the credit environment or any changes in political administrations at the federal, state or local level that result in policy change towards ethanol, could also cause construction and operation delays. If it takes longer to construct the expansion than we anticipate, it may substantially increase our costs, which could have a material adverse effect on our results of operations and financial condition.

         Defects in plant expansion construction could impair our ability to produce ethanol and its co-products.    There is no assurance that defects in materials and/or workmanship in the plant expansion will not occur. Under the terms of the design-build agreement with Fagen, Inc., Fagen, Inc. warrants that the material and equipment furnished to build the plant will be new, of good quality, and free from material defects in material or workmanship at the time of delivery. Though the expansion design-build agreement requires Fagen, Inc. to correct all defects in material or workmanship for a period of one year after substantial completion of the expansion, material defects in material or workmanship may still occur. Such defects could significantly impair operations of the plant or cause us to interrupt or discontinue the plant's operation. Interrupting or discontinuing plant operations could materially affect our ability to generate sufficient cash flow to cover our costs and force us to terminate our business.

Risks Related to Ethanol Industry

        Overcapacity within the ethanol industry could cause an oversupply of ethanol and a decline in ethanol prices. Excess capacity in the ethanol industry would have an adverse impact on our results of operations, cash flows and general financial condition. Excess capacity may also result or intensify from increases in production capacity coupled with insufficient demand. If the demand for ethanol does not grow at the same pace as increases in supply, we would expect the price for ethanol to decline. If excess capacity in the ethanol industry occurs, the market price of ethanol may decline to a level that is inadequate to generate sufficient cash flow to cover our costs.

        We expect to operate in a competitive industry and compete with larger, better financed entities which could impact our ability to operate profitably. There is significant competition among ethanol producers with numerous producer and privately owned ethanol plants planned and operating throughout the United States. The number of ethanol plants being developed and constructed in the United States continues to increase at a rapid pace. The largest ethanol producers include Abengoa Bioenergy Corp., ADM, Aventine Renewable Energy, Inc., Cargill, Inc., Hawkeye Renewables, POET (formerly Broin), US Bio Energy Corp. and VeraSun Energy Corporation, all of which are each capable of producing more ethanol than we expect to produce. Additionally, in November of 2007, VeraSun and US Bio Energy Corp. announced that they entered into a merger agreement which is expected to close during the first quarter of 2008. The new entity will retain the VeraSun name and, by the end of 2008, is expected to own 16 ethanol facilities with a total production capacity of approximately 1.6 billion gallons per year, which would make it one of the largest ethanol producers in the country. If the demand for ethanol does not grow at the same pace as increases in supply, we expect that lower prices for ethanol will result which may adversely affect our ability to generate profits and our financial condition.

22

        Our ethanol plant also competes with producers of other gasoline additives made from raw materials other than corn having similar octane and oxygenate values as ethanol, such as producers of methyl tertiary butyl ether (MTBE). MTBE is a petrochemical derived from methanol which generally costs less to produce than ethanol. Many major oil companies produce MTBE and strongly favor its use because it is petroleum-based. Alternative fuels, gasoline oxygenates and alternative ethanol production methods are also continually under development. The major oil companies have significantly greater resources than we have to market MTBE, to develop alternative products, and to influence legislation and public perception of MTBE and ethanol. These companies also have significant resources to begin production of ethanol should they choose to do so.

        Competition from the advancement of alternative fuels may lessen the demand for ethanol. Alternative fuels, gasoline oxygenates and ethanol production methods are continually under development. A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell and hydrogen industries continue to expand and gain broad acceptance, and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively. This additional competition could reduce the demand for ethanol, resulting in lower ethanol prices that might adversely affect our results of operations and financial condition.

        Certain countries can export ethanol to the United States duty-free, which may undermine the ethanol production industry in the United States. Imported ethanol is generally subject to a $0.54 per gallon tariff and a 2.5% ad valorem tax that was designed to offset the $0.51 per gallon ethanol subsidy available under the federal excise tax incentive program for refineries that blend ethanol in their fuel. There is a special exemption from the tariff for ethanol imported from 24 countries in Central America and the Caribbean islands which is limited to a total of 7.0% of United States production per year. In December 2006, legislation was passed by the U.S. House of Representatives and U.S. Senate to extend the $0.54 per gallon tariff beyond its current expiration in December 2007 through 2008. We do not know the extent to which the volume of imports would increase if the tariff is not renewed.

        In addition the North America Free Trade Agreement countries, Canada and Mexico, are exempt from duty. Imports from the exempted countries have increased in recent years and are expected to increase further as a result of new plants under development. In particular, the ethanol industry has expressed concern with respect to a new plant under development by Cargill, Inc., the fifth largest ethanol producer in the United States, in El Salvador that would take the water out of Brazilian ethanol and then ship the dehydrated ethanol from El Salvador to the United States duty-free. Brazil is currently the world's second largest producer and largest exporter of ethanol. In Brazil, ethanol is produced primarily from sugarcane, which is also used to produce food-grade sugar. Since production costs for ethanol in Brazil are estimated to be significantly less than what they are in the United States, the import of the Brazilian ethanol duty-free through El Salvador or another country exempted from the tariff may negatively impact the demand for domestic ethanol and the price at which we sell our ethanol.

        Consumer resistance to the use of ethanol based on the belief that ethanol is expensive, adds to air pollution, harms engines and takes more energy to produce that it contributes may affect the demand for ethanol. Certain individuals believe that use of ethanol will have a negative impact on gasoline prices at the pump. Many also believe that ethanol adds to air pollution and harms car and truck engines. Still other consumers believe that the process of producing ethanol actually uses more fossil energy, such as oil and natural gas, than the amount of ethanol that is produced. These consumer beliefs could

23

potentially be wide-spread. If consumers choose not to buy ethanol, it would affect the demand for the ethanol we produce which could lower demand for our product and negatively affect our profitability and financial condition.

        The expansion of domestic ethanol production in combination with state bans on MTBE and/or state renewable fuels standards may place strains on related infrastructure such that our ethanol cannot be marketed and shipped to blending terminals that would otherwise provide us the best cost advantages. If the volume of ethanol shipments continues to increase and blenders switch from MTBE to ethanol, there may be weaknesses in infrastructure such that our ethanol cannot reach its target markets. Substantial development of infrastructure by persons and entities outside our control will be required for our operations, and the ethanol industry generally, to grow. Areas requiring expansion include, but are not limited to:

  •
  additional rail capacity to meet the expanding volume of ethanol shipments;

  •
  additional storage facilities for ethanol;

  •
  increases in truck fleets capable of transporting ethanol within localized markets;

  •
  expansion of and/or improvements to refining and blending facilities to handle ethanol instead of MTBE;

  •
  growth in the fleet of flexible fuel vehicles capable of using E85 fuel.

The expansion of the above infrastructure may not occur on a timely basis, if at all, our operations could be adversely affected by infrastructure disruptions. In addition, lack of or delay in infrastructure expansion may result in an oversupply of ethanol on the market, which could depress ethanol prices and negatively impact our financial performance.

Risks Related to Regulation and Governmental Action

        A change in government policies favorable to ethanol may cause demand for ethanol to decline. Growth and demand for ethanol may be driven primarily by federal and state government policies, such as state laws banning MTBE and the national renewable fuels standard. The continuation of these policies is uncertain, which means that demand for ethanol may decline if these policies change or are discontinued. A decline in the demand for ethanol is likely to cause lower ethanol prices which in turn will negatively affect our results of operations, financial condition and cash flows.

        Loss of or ineligibility for favorable tax benefits for ethanol production could hinder our ability to operate at a profit and reduce the value of your investment in us. The ethanol industry and our business are assisted by various federal ethanol tax incentives. The elimination or reduction of tax incentives to the ethanol industry could reduce the market for ethanol, which could reduce prices and our revenues by making it more costly or difficult for us to produce and sell ethanol. If the federal tax incentives are eliminated or sharply curtailed, we believe that a decreased demand for ethanol will result, which could depress ethanol prices and negatively impact our financial performance.

        Another important provision involves an expansion in the definition of who qualifies as a small ethanol producer. Historically, small ethanol producers were allowed a 10-cents per gallon production income tax credit on up to 15 million gallons of production annually. The size of the plant eligible for the tax credit was limited to 30 million gallons. Under the Energy Policy Act of 2005 the size limitation on the production capacity for small ethanol producers increases from 30 million to 60 million gallons. However, upon completion of the Plant expansion, we do not anticipate qualifying for this tax credit as our anticipated annual production of 92 million gallons will exceed the size limitation.

        Changes in environmental regulations or violations of the regulations could be expensive and reduce our profitability. We are subject to extensive air, water and other environmental laws and regulations. In

24

addition some of these laws require our plant to operate under a number of environmental permits. These laws, regulations and permits can often require expensive pollution control equipment or operation changes to limit actual or potential impacts to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, damages, criminal sanctions, permit revocations and/or plant shutdowns. We do not assure you that we have been, are or will be at all times in complete compliance with these laws, regulations or permits or that we have had or have all permits required to operate our business. We do not assure you that we will not be subject to legal actions brought by environmental advocacy groups and other parties for actual or alleged violations of environmental laws or our permits. Additionally, any changes in environmental laws and regulations, both at the federal and state level, could require us to invest or spend considerable resources in order to comply with future environmental regulations. The expense of compliance could be significant enough to reduce our profitability and negatively affect our financial condition.

        Carbon dioxide may be regulated in the future by the EPA as an air pollutant requiring us to obtain additional permits and install additional environmental mitigation equipment, which could adversely affect our financial performance. The Supreme Court recently decided a case in which it ruled that carbon dioxide is an air pollutant under the Clean Air Act for the purposes of motor vehicle emissions. The lawsuit sought to require the EPA to regulate carbon dioxide in vehicle emissions. Similar lawsuits have been filed seeking to require the EPA to regulate carbon dioxide emissions from stationary sources such as our ethanol plant under the Clean Air Act. Our plant produces a significant amount of carbon dioxide that we currently vent into the atmosphere. While there are currently no regulations applicable to us concerning carbon dioxide, if the EPA or the State of Iowa regulate carbon dioxide emissions by plants such as ours, we may have to apply for additional permits or we may be required to install carbon dioxide mitigation equipment or take other as yet unknown steps to comply with these potential regulations. Compliance with any future regulation of carbon dioxide, if it occurs, could be costly and may prevent us from operating the ethanol plant profitably which could decrease or eliminate the value of our units.

ITEM 2.    PROPERTIES.

        The Company owns the general partnership interest in the Partnership, which owns the plant. The plant is located on an approximately 80-acre rural site that is located approximately two miles east of the City of Marcus, Iowa and approximately one mile north of Iowa State Highway 3. The plant's address is 4808 F Avenue, Marcus, Iowa 51035. The plant grinds approximately 18 million to 19 million bushels of corn per year to produce approximately 52 million gallons of ethanol. The original construction of the plant was completed in 2003 and consists of the following buildings:

  •
  A processing building, which contains processing equipment, laboratories, control room and offices;

  •
  A grain receiving and shipping building, which contains a control room and 1st and 2nd level mezzanine;

  •
  A mechanical building, which contains maintenance offices, storage and a welding shop; and

  •
  An administrative building, along with furniture and fixtures, office equipment and computer and telephone systems.

        The plant includes a fermenter walkway, gas dryer, evaporator and storage facilities for ethanol and distiller grains. The site also contains improvements such as rail tracks and a rail spur, landscaping, drainage systems and paved access roads.

        In July 2005, we completed an expansion to the plant which enabled us to increase our ethanol production from 40 MGY to 52 MGY. This plant expansion included an additional fermenter, slurry tank, additional water treatment equipment, liquefaction tank, molecular sieves and additions to the

25

process building, which will accommodate the additional fermenter and shop area. We also installed additional drier controls and maintenance system software in fiscal year 2005.

        In addition in October 2005, we completed the installation of a corn oil segregation unit which separates corn oil from the distillers grains during the ethanol production process. In May 2006, we commenced expansion of our grain handling facilities and remodeling of our existing grain silos. On August 1, 2006, we purchased approximately eight acres of land west of the Marcus plant along the north side of the railroad tracks to accommodate the plant expansion. In October 2006, we commenced construction of a second expansion of the plant's production capacity which will enable us to increase our ethanol production to 92 MGY by adding 40 million gallons annually.

        In June 2006, the Partnership obtained the exclusive right and option to purchase two parcels of land, consisting of approximately 300 acres of land (actual acreage will be determined by survey), in Plymouth County, Iowa. The first option was entered into on June 16, 2006 by the Partnership and the Mary Frances Wohlenberg Trust. The Partnership paid $15,000 for this option on a tract of land in Plymouth County, Iowa. The Partnership paid an additional $10,000 in December 2006 to extend the option to June 19, 2007. The Partnership assigned the option to ARCP on March 22, 2007. The second option was entered into on June 19, 2006 between the Partnership and Robert E. Lias and Margaret Lias. The Partnership paid $15,000 for this option on a tract of land in Plymouth County Iowa. LSCP, LLLP paid an additional $10,000 in December 2006 to extend the option to June 19, 2007. The Partnership assigned the option to ARCP on March 22, 2007. On June 18, 2007, Akron provided notice to the landowners of our intent to exercise the option agreements and purchased the land in August 2007 for approximately $4,647,000.

        All of our tangible and intangible property, real and personal, serves as the collateral for the debt financing with First National Bank of Omaha, which is described below under "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness."

ITEM 3.    LEGAL PROCEEDINGS.

        From time to time in the ordinary course of business, we or the Partnership may be named as a defendant in legal proceedings related to various issues, including without limitation, workers' compensation claims, tort claims, or contractual disputes. We are not currently involved in any material legal proceedings, directly or indirectly, and we are not aware of any claims pending or threatened against us or any of the directors that could result in the commencement of legal proceedings.

ITEM 4.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        We did not submit any matter to a vote of our unit holders through the solicitation of proxies or otherwise during the fourth quarter of 2007.

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 PART II

ITEM 5.    MARKET FOR MEMBERSHIP UNITS AND RELATED MEMBER MATTERS AND ISSUERPURCHASES OF MEMBERSHIP UNITS.

Market Information

        There is no established trading market for our membership units.

        However, we have established a Unit Trading Bulletin Board, a private online matching service, in order to facilitate trading among our members. The Unit Trading Bulletin Board has been designed to comply with federal tax laws and IRS regulations establishing a "qualified matching service," as well as state and federal securities laws. Our Unit Trading Bulletin Board consists of an electronic bulletin board that provides a list of interested buyers with a list of interested sellers, along with their non-firm price quotes. The Unit Trading Bulletin Board does not automatically affect matches between potential sellers and buyers and it is the sole responsibility of sellers and buyers to contact each other to make a determination as to whether an agreement to transfer units may be reached. We do not become involved in any purchase or sale negotiations arising from our Unit Trading Bulletin Board and have no role in effecting the transactions beyond approval, as required under our operating agreement, and the issuance of new certificates. We do not give advice regarding the merits or shortcomings of any particular transaction. We do not receive, transfer or hold funds or securities as an incident of operating the Unit Trading Bulletin Board. We do not receive any compensation for creating or maintaining the Unit Trading Bulletin Board. In advertising our qualified matching service, we do not characterize Little Sioux as being a broker or dealer or an exchange. We do not use the Unit Trading Bulletin Board to offer to buy or sell securities other than in compliance with the securities laws, including any applicable registration requirements.

        There are detailed timelines that must be followed under the Unit Trading Bulletin Board Rules and Procedures with respect to offers and sales of membership units. All transactions must comply with the Unit Trading Bulletin Board Rules, our operating agreement, and are subject to approval by our board of directors. The Unit Trading Bulletin Board Rules are available on our website, www.littlesiouxcornprocessors.com.

        The following table contains historical information by quarter for the past two years regarding the trading of units, as adjusted for the unit split:

Quarter	Low Price	High Price	Average Price	# of Units Traded
July 1 - Sept 30 2007	$600	$800	$643	225
Apr 1 - June 30 2007	$567	$700	$611	575
Jan 1 - March 31 2007(1)	$600	$733	$705	525
Oct 1 - Dec 31 2006	$567	$733	$661	960
July 1 - Sept 30 2006	$433	$433	$433	120
Apr 1 - June 30 2006	$240	$424	$350	375
Jan 1 - March 31 2006	$217	$217	$217	150
Oct 1 - Dec 31 2005	$150	$150	$150	150

(1)
On April 17, 2007, we declared a fifteen-for-one membership unit split to be effected in the form of a unit distribution of fourteen membership units for each membership unit outstanding. The record date for the membership unit split was February 1, 2007. We have retroactively restated the number of units and unit prices after the unit split for comparison purposes.

27

        As a limited liability company, Little Sioux is required to restrict the transfers of its membership units in order to preserve its partnership tax status. Our membership units may not be traded on any established securities market or readily trade on a secondary market (or the substantial equivalent thereof). All transfers are subject to a determination that the transfer will not cause Little Sioux to be deemed a publicly traded partnership.

Unit Holders

        As of the date of filing of this report, the Company had 164,115 Class A membership units issued and outstanding and a total of 730 Class A membership unit holders. There is no other class of membership unit issued or outstanding.

Distributions

        Distributions are payable at the discretion of our board of directors, subject to the provisions of the Iowa Limited Liability Company Act and our operating agreement. Distributions to our unit holders are also subject to certain loan covenants and restrictions that require us to make additional loan payments based on excess cash flow. These loan covenants and restrictions are described in greater detail under "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness."

        LSCP may distribute a portion of the net profits generated from plant operations to it owners. As an owner of LSCP, we receive distributions in proportion to our equity ownership in LSCP. We may distribute a portion of our net profits received from LSCP to our unit holders in proportion to the number of units held by each unit holder. A unit holder's distribution is determined by dividing the number of units owned by such unit holder by the total number of units outstanding. Our unit holders are entitled to receive distributions of cash or property if and when a distribution is declared by our board of directors. Our Class A directors have complete discretion over the timing and amount of distributions to our unit holders, however, our operating agreement requires the Class A directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion. However, there can be no assurance as to the ability of Little Sioux to declare or pay distributions in the future or that past distributions (described below) will be indicative of future distributions.

  2007 Distributions

        On January 16, 2007 the Company's board of directors, acting as general partner of the Partnership, approved a cash distribution of approximately $14,718,000 to the Partnership's partners of record as of January 16, 2007. As a holder of 60.15% of the units of the Partnership, the Company received a cash distribution of approximately $8,853,000. On January 16, 2007, the Company's board of directors approved a cash distribution of $53.33 per membership unit (as calculated after the membership unit split) or a total of approximately $8,753,000 to its unit holders of record as of January 16, 2007.

        On April 17, 2007, the Company's board of directors declared a fifteen-for-one membership unit split to be effected in the form of a unit distribution of fourteen membership units for each membership unit outstanding. The record date for the membership unit split was February 1, 2007.

        On July 17, 2007 the Company's board of directors, acting as general partner of the Partnership, approved a cash distribution of approximately $9,381,000 to the Partnership's partners of record as of July 17, 2007. As a holder of 60.15% of the units of the Partnership, the Company received a cash distribution of approximately $5,643,000. On July 17, 2007, the Company's board of directors approved a cash distribution of $33.45 per membership unit or a total of approximately $5,491,000 to its unit holders of record as of July 17, 2007.

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  2006 Distributions

        On January 17, 2006 the Company's board of directors, acting as general partner of the Partnership, approved a total cash distribution of approximately $15,361,000 to the Partnership's limited partners of record as of January 17, 2006. At January 17, 2006, we owned 60.15% of the partnership units of the Partnership. Accordingly, the Company received a cash distribution of approximately $9,240,000. The distribution was made in February 2006. On January 18, 2006, the Company's board of directors approved a cash distribution of $56.15 per membership unit (as calculated after the membership unit split) or a total of approximately $9,216,000 to the its unit holders of record as of January 17, 2006.

29

ITEM 6.    SELECTED FINANCIAL DATA.

        The following table sets forth selected consolidated financial data of Little Sioux Corn Processors, LLC and our subsidiary, LSCP, LLLP for the periods indicated. The information for our fiscal year ended September 30, 2003 is excluded because we were not operating for a full fiscal year at that time. The audited financial statements included in Item 8 of this report have been audited by our independent registered public accountants, Boulay, Heutmaker, Zibell & Co., P.L.L.P.

Statement of Operations Data:	2007	2006	2005	2004
Revenues	$130,730,336	$113,785,666	$95,881,420	$85,540,934
Cost of Goods Sold	87,060,524	73,678,035	65,257,086	74,649,569

Gross Margin	43,669,812	40,107,631	30,624,334	10,891,365
Selling, General and Administrative Expenses	5,439,374	3,001,254	6,542,308	2,733,993

Operating Income	38,230,438	37,106,377	24,082,026	8,157,372
Other Income (Expense)	(267,363)	(118,637)	(561,560)	5,360,140

Net Income Before Minority Interest	38,497,801	36,987,740	23,520,466	13,517,512
Minority Interest in Subsidiary Income	15,434,801	14,775,906	9,421,765	5,663,681

Net Income	$23,063,000	$22,211,834	$14,098,701	$7,853,831

Average Units Outstanding(1)	164,115	164,115	164,115	164,115
Net Income Per Unit	$140.53	$135.34	$85.91	$47.86
Distributions Per Unit	$86.78	$56.15	$30.54	$6.92

Balance Sheet Data:	2007	2006	2005	2004
Cash & Equivalents	$17,503,176	$10,133,691	$14,135,954	$3,907,380
Current Assets	$26,497,760	$39,374,286	$26,748,278	$11,946,926
Property & Equipment	$103,878,289	$51,747,859	$50,128,437	$47,536,127
Total Assets	$136,412,043	$91,556,615	$77,162,356	$59,828,204
Current Liabilities	$23,988,427	$6,023,396	$10,692,316	$4,966,448
Long Term Debt	$25,743,072	$13,504,582	$16,092,315	$19,572,989
Minority Interest	$34,697,010	$28,864,721	$20,209,574	$14,207,003
Members' Equity	$51,983,534	$43,163,916	$30,168,151	$21,081,764
Book Value Per Unit(1)	$316.75	$263.01	$183.82	$128.46

(1)
On April 17, 2007, we declared a fifteen-for-one membership unit split to be effected in the form of a unit distribution of fourteen membership units for each membership unit outstanding. The record date for the membership unit split was February 1, 2007. We have retroactively restated the number of units and unit prices prior to unit split for comparison purposes.

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ITEM 7.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.

        Except for the historical information, the following discussion contains forward-looking statements that are subject to risks and uncertainties. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the risks described in "Item 1A—Risk Factors" and elsewhere in this annual report. Our discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and related notes and with the understanding that our actual future results may be materially different from what we currently expect.

Overview

        As general partner, the Company manages the business and day-to-day operations of the Partnership's 52 million gallon per year (MGY) ethanol plant located near Marcus, Iowa in northwest Iowa. We currently own a 60.15% ownership interest in the Partnership. The Partnership has two wholly owned subsidiaries, Akron and Twin Rivers. Akron is an Iowa limited liability company that is developing a 100 MGY ethanol plant in Plymouth County, near Akron, Iowa, however, this project is currently suspended. Twin Rivers is an Iowa limited liability company that anticipates managing Akron's ethanol plant.

        Our revenues are derived from the sale and distribution of our ethanol, distillers grains and corn oil throughout the continental United States. Corn is supplied to us primarily from local agricultural producers and from purchases of corn on the open market. After processing the corn, ethanol is sold to Archer Daniels Midland Co. ("ADM"), a party related to us, which subsequently markets and sells the ethanol to gasoline blenders and refineries located throughout the continental United States.

        Some of our distillers grains are sold directly to local farmers through our marketing agreement with CHS. For our distillers grains, we receive a percentage of the selling price actually received by CHS in marketing the distillers grains to its customers.

        We market and sell our corn oil to regional wholesalers. Presently, the end use of our corn oil is in the livestock industry. In the long term, our corn oil could be marketed for human consumption, however, the feasibility of market penetration as human food is unknown at this time as corn oil extraction in dry milling is relatively new and suitability for human consumption has not yet been determined.

        We are subject to industry-wide factors that affect our operating income and cost of production. Our operating results are largely driven by the prices at which we sell ethanol, distillers grain and corn oil and the costs related to their production. Historically, the price of ethanol tends to fluctuate in the same direction as the price of unleaded gasoline and other petroleum products. Surplus ethanol supplies also tend to put downward price pressure on ethanol. In addition, the price of ethanol is generally influenced by factors such as general economic conditions, the weather, and government policies and programs. The price of distillers grains is generally influenced by supply and demand, the price of substitute livestock feed, such as corn and soybean meal, and other animal feed proteins. Surplus grain supplies also tend to put downward price pressure on distillers grains. In addition, our revenues are also impacted by such factors as our dependence on one or a few major customers who market and distribute our products; the intensely competitive nature of our industry; possible legislation at the federal, state, and/or local level; and changes in federal ethanol tax incentives.

        Our two largest costs of production are corn and natural gas. The cost of corn is affected primarily by supply and demand factors such as crop production, carryout, exports, government policies and programs, risk management and weather, over much of which we have no control. Natural gas prices

31

fluctuate with the energy complex in general. Over the last few years, natural gas prices have trended higher than average and it appears prices will continue to trend higher due to the high price of alternative fuels such as fuel oil. Our costs of production are affected by the cost of complying with the extensive environmental laws that regulate our industry.

Results of Operations

  Comparison of Fiscal Years Ended September 30, 2007 and 2006.

        The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our consolidated statements of operations for the fiscal years ended September 30, 2007 and 2006:

	2007		2006
Income Statement Data	Amount	%	Amount	%
Revenues	$130,730,336	100.0	$113,785,666	100.0
Cost of Goods Sold	87,060,524	66.6	73,678,035	64.8

Gross Margin	43,669,812	33.4	40,107,631	35.2
Operating Expenses	5,439,374	4.2	3,001,254	2.6

Operating Income	38,230,438	29.2	37,106,377	32.6
Other Income (Expense)	267,363	0.2	(118,637)	(0.1)

Net Income Before Minority Interest	38,497,801	29.4	36,987,740	32.5
Minority Interest in Subsidiary Income	15,434,801	11.8	14,775,906	13.0

Net Income	$23,063,000	17.6	$22,211,834	19.5

  Revenues

        The increase in revenues from fiscal year 2007 compared to fiscal year 2006 is due primarily to an increase in the price we received for our ethanol. Net gallons of denatured ethanol sold in fiscal 2007 increased approximately 1% over fiscal 2006. The average per gallon price we received for our ethanol sold for 2007 increased approximately 13% compared to the twelve months ended September 30, 2006. Sales of co-products increased by approximately 17% in 2007 compared to co-products sales in 2006 due to increased sales of corn oil. Ethanol related derivatives reduced our revenues by approximately $2,102,000 in our fiscal year ended September 30, 2007.

        Due to a number of factors, including the higher price of petroleum gasoline and seasonal demand, ethanol prices remained high during the period covered by this report. We believe the favorable prices are primarily due to strong demand for ethanol, created by a number of factors, including the declining use of MTBE as an oxygenate, the high price of gasoline, which encourages voluntary blending, and the growing recognition of ethanol as an alternative energy source. Ethanol prices tend to track with the price of petroleum gasoline, therefore, we believe this trend will continue so long as petroleum gasoline prices remain high, a factor over which we have no control. However in 2005, the prices of ethanol and gasoline began a significant divergence, with ethanol selling for much less than gasoline at the wholesale level, according to the National Corn Growers Association. The greatest effect on the price of ethanol is the supply and demand for ethanol in specific markets. As MTBE is phased out due to its threat to groundwater quality, the demand for ethanol has increased. Prices also vary according to location and the time of year. This is because summertime gasoline is controlled for evaporative emissions. Thus, summertime gasoline is more expensive to produce than winter gasoline. Ethanol blends are no different. Additionally, blending economics can vary from one region of the country to another, creating significant difference in the pump price even though ethanol prices are similar in each region. Ethanol prices are still higher than the 10-year average. However, we

32

cannot guarantee that the price of ethanol will not significantly decrease due to factors beyond our control.

        A greater supply of ethanol on the market from additional plants and plant expansions could reduce the price we are able to charge for our ethanol, especially if supply outpaces demand. As of November 2007, the Renewable Fuels Association reports that there were 134 ethanol plants in operation nationwide with the capacity to produce 7.23 billion gallons annually, with approximately 26 ethanol plants under construction and 14 planned expansions, expanding total ethanol production capacity by an additional 3.38 billion gallons. Accordingly, the price of ethanol may trend downward if supply exceeds demand, which would negatively impact our earnings.

        With respect to co-products, we are exploring new ways to market and utilize our corn oil and we believe this will result in the continued increase of our sales for our co-products.

  Cost of Goods Sold

        Our cost of goods sold as a percentage of revenues were 66.6% and 64.8% for the twelve months ended September 30, 2007 and 2006, respectively. The increase in our cost of goods sold as a percentage of revenues from period to period is primarily due increase in the price of corn. This effect was partially offset by gains from corn derivatives. The average price paid for corn, net of derivative gains, increased approximately 41% in 2007 compared to the twelve months ended September 30, 2006.

        This increased cost was partially offset by our decreased natural gas costs. For the twelve months ended September 30, 2007, our natural gas costs, net of derivative gains, decreased approximately 35% compared to the twelve months ended September 30, 2006. However, the impact of decreased natural gas costs in less than the impact of adverse changes to the corn costs.

        The increase in our cost of goods sold was impacted by changes in the fair value of our derivative instruments. Our cost of goods sold includes a gain of approximately $15,059,000 for fiscal year 2007 related to our derivative instruments, compared to a gain of approximately $1,311,000 for fiscal year 2006. We recognize the gains or losses that result from the changes in the value of our derivative instruments in cost of goods sold as the changes occur. As corn and natural gas prices fluctuate, the value of our derivative instruments are impacted, which affects our financial performance. We anticipate continued volatility in our cost of goods sold due to the timing of the changes in value of the derivative instruments relative to the cost and use of the commodity being hedged.

        Corn costs significantly impact our cost of goods sold. As of November 9, 2006, United States Department of Agriculture's National Agricultural Statistics Service projected the 2006 national corn production at approximately 10.7 billion bushels, which would be the third largest corn crop on record, and Iowa production at 2.0 billion bushels. However, despite the large 2006 corn crop, corn prices have increased sharply since August 2006. Additionally, due to increased exposure of ethanol, corn is now being viewed as an "energy commodity" as opposed to strictly a "grain commodity," contributing to the upward pressure on corn prices. A recent USDA report entitled "World Agricultural Supply and Demand Estimates" (December 11, 2007), project U.S. corn prices for the season average to be at $3.35 to $3.95 per bushel. For the 12 months ended September 30, 2006, we paid a weighted average of $1.90 per bushel of corn. For the 12 months ended September 30, 2007, we paid a weighted average of $3.45 per bushel of corn. This trajectory of increasing prices suggest the USDA prediction that 2007 corn prices could reach $3.95 per bushel or more is a reasonable expectation.

        Natural gas has recently been available only at prices exceeding historical averages. Historically, natural gas prices in the $5/mmbtu range were considered high. These prices are continuing to increase our costs of production. For the 12 months ended September 30, 2006, we paid a weighted average of $10.80 per mmbtu. For the 12 months ended September 30, 2007, we paid a weighted average of $7.48

33

per mmbtu. The prices we paid during the last two fiscal years support our statements that the natural gas market has increasing prices and an unpredictable market situation.

  Operating Expenses

        Our operating expenses, as a percentage of revenue, increased by approximately 4.2% and 2.6% for fiscal year 2007 and 2006 respectively. This increase resulted from increased costs associated with the Sarbanes Oxley 404 implementation, costs from the Partnership's subsidiary, Akron, increased marketing fees, and business interruption insurance. Although we can give no assurances, the plant expansion may increase our operating efficiency, which would maintain or lower our operating expenses as percentage of revenues.

  Operating Income

        Our income from operations for fiscal year 2007 totaled approximately $38,230,000 compared to $37,106,000 for fiscal year 2006. This was a result of the increase in sales revenue for fiscal year 2007 partially offset by the increase in cost of goods sold as a percentage of revenues for the same period.

  Other Income and Expense

        Our other income and expense for the twelve months ended September 30, 2007 was income of approximately $267,000 compared to an expense of approximately $119,000 for the twelve months ended September 30, 2006. In fiscal 2007 our interest income increased 11.4% over fiscal 2006. In addition, our interest expense decreased as interest is being capitalized during the construction period. We capitalized approximately $1,389,000 during our fiscal year ended September 30, 2007.

  Comparison of Fiscal Years Ended September 30, 2006 and 2005.

        The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our consolidated statements of operations for the fiscal years ended September 30, 2006 and 2005:

	2006		2005
Income Statement Data	Amount	%	Amount	%
Revenues	$113,785,666	100.0	$95,881,420	100.0
Cost of Goods Sold	73,678,035	64.8	65,257,086	68.1

Gross Margin	40,107,631	35.2	30,624,334	31.9
Operating Expenses	3,001,254	2.6	6,542,308	6.8

Operating Income	37,106,377	32.6	24,082,026	25.1
Other Income (Expense)	(118,637)	(0.1)	(561,560)	(0.6)

Net Income Before Minority Interest	36,987,740	32.5	23,520,466	24.5
Minority Interest in Subsidiary Income	14,775,906	13.0	9,421,765	9.8

Net Income	$22,211,834	19.5	$14,098,701	14.7

  Revenues

        The increase in revenues from fiscal year 2006 compared to fiscal year 2005 is due primarily to an increase in the price we received for our ethanol. Net gallons of denatured ethanol sold in fiscal 2006 increased approximately 8% over fiscal 2005. The average per gallon price we received for our ethanol sold for 2006 increased approximately 14% compared to the twelve months ended September 30, 2005.

34

Sales of co-products decreased by approximately 4% in 2006 compared to co-products sales in 2005 due to a reduction in the average selling price for these co-products.

  Cost of Goods Sold

        Our cost of goods sold as a percentage of revenues were 64.8% and 68.1% for the twelve months ended September 30, 2006 and 2005, respectively. The decrease in our cost of goods sold as a percentage of revenues from period to period is primarily due to the increase in revenue during a stable corn market. Revenues increased approximately 18.7% for the twelve months ended September 30, 2006 compared to the twelve months ended September 30, 2005, however, our corn costs increased only approximately 6.3% for this same time period. This benefit was partially offset by our increased natural gas costs. For the twelve months ended September 30, 2006, our natural gas costs increased approximately 88.4% compared to the twelve months ended September 30, 2006. However, the impact of the increased natural gas costs is less than the impact of adverse changes to ethanol prices and corn costs.

        The increase in our cost of goods sold was impacted by changes in the fair value of our derivative instruments. Our cost of goods sold includes a gain of approximately $1,311,000 for fiscal year 2006 related to our derivative instruments, compared to a loss of approximately $2,697,000 for fiscal year 2005. We recognize the gains or losses that result from the changes in the value of our derivative instruments in cost of goods sold as the changes occur. As corn and natural gas prices fluctuate, the value of our derivative instruments are impacted, which affects our financial performance.

  Operating Expenses

        Our operating expenses, as a percentage of revenue, remained consistent at approximately 2.6% and 2.7% for fiscal year 2006 and 2005 respectively. Our operating expense amounts have remained fairly level from period to period. Although we can give no assurances, the plant expansion may increase our operating efficiency which would maintain or lower our operating expenses as a percentage of our revenues.

        At September 30, 2005 and during the first fiscal quarter of 2006, we were involved in a dispute with ADM regarding the actual price ADM is required to pay for all the ethanol it purchased from LSCP under the ethanol marketing agreement. The dispute arose over ADM's claimed failure to include its gains and losses from gasoline index hedges in calculating the price ADM is to pay to LSCP, which resulted in an overpayment for all the ethanol purchased by ADM from LSCP since the inception of the ethanol marketing agreement through September 30, 2005. After engaging independent accountants to review ADM's claimed overpayment, on February 17, 2006, we entered into a settlement agreement with ADM in resolution of this dispute. Under the terms of the settlement agreement, both parties agreed to release and discharge each other from any and all claims relating to the inclusion of gains and losses from gasoline index hedges in calculating the price ADM is to pay LSCP under the ethanol marketing agreement through September 30, 2005. In addition, as consideration for the release of claims by ADM, we agreed to pay a single cash payment of approximately $3.9 million to ADM upon execution of the settlement agreement.

  Operating Income

        Our income from operations for fiscal year 2006 totaled approximately $37,106,000 compared to approximately $27,989,500 for fiscal year 2005. This was a result of the increase in sales revenue for fiscal year 2006 combined with the decrease in cost of goods sold as a percentage of revenues for the same period. We expect the additional expansion of our plant's production capacity by an additional 40 million gallons annually will increase our annual operating income as a result of increases in revenue and operating efficiency. There is no assurance, however, that the expansion will reduce our operating

35

costs or increase our operating income. Our expansion projections are based upon our historical operating costs and historical revenues and there is no guarantee or assurance that our past financial performance can accurately predict future results especially in connection with expansion. In addition, the expansion may present additional challenges and risks that negatively impact our future financial performance.

  Other Income and Expense

        Our other income and expense for the twelve months ended September 30, 2006 was an expense of approximately $118,600 compared to an expense of approximately $4,469,066 for the twelve months ended September 30, 2005. This reduction in expenses was a resulted from a settlement of a dispute with ADM that was recorded in fiscal 2005.

        Our CCC Bioenergy payments were approximately $93,000 for the twelve months ended September 30, 2006 compared to approximately $173,000 for the twelve months ended September 30, 2005. Income from the United States Department of Agriculture's Commodity Credit Corporation Bioenergy Program during 2006 was significantly less than the amount we were eligible for based on our increases in production. This reduction was attributed to increased participation by ethanol producers, decreased funding, and a termination of the program on June 30, 2006.

        We previously classified our ADM settlement, discussed above, as other expense, however, in the current financial statements we reclassified the settlement as operating expenses.

Strategies: Expansion

  Marcus Plant Expansion

        During fiscal year 2006, we commenced a plant expansion which when completed, will increase the ethanol production capacity of our plant by 40 million gallons to 92 million gallons annually. We expect the expansion to be substantially complete early in the 2008 calendar year and that the total cost of the expansion project will be approximately $73,000,000. The completion date and cost of the expansion project is a preliminary estimate and we expect it will change as we continue to gather information relating to the expansion. The grain storage and process parts of the expansion are approximately 95% completed. Final land grading and rail siding work will be completed in the July to September 2008 time period.

        We expect to finance the 40 million per year expansion using both a portion of our cash and additional debt to finance the required capital expenditures. We do not expect to seek additional equity from our members to fund this expansion. On April 5, 2007, we entered into an Amended and Restated Construction Loan Agreement (the "Amended Agreement") with First National Bank of Omaha, N.A. ("FNBO"). Under the Amended Agreement, FNBO has agreed to loan us up to $73,000,000 (the "Construction Loan") for the purpose of partially funding the construction of the 40 million gallon per year expansion of our facility and the subsequent replacement of the Construction Loan with an amount of up to $82,278,227 (the "Term Loan"), together with a $5,000,000 operating line of credit and letter of credit facility (the "Operating Loan") and swap contracts. For additional information regarding our expansion debt financing commitment, see "Item 2—Management's Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness, Expansion Debt Financing."

        Management anticipates that the plant will continue to operate at or above name-plate capacity of 52 million gallons per year until the expansion is completed, at which time the name-plate capacity will increase to 92 million gallons per year. We estimate that the plant will start operating at 92 million gallons per year in early 2008, although tangential work on the expansion project, such as rail siding, road work and landscaping, will continue until the project is fully complete in mid 2008. This current

36

expansion will be completed while the current facility remains in production. However, the plant may be shut down from time to time to incorporate expansion improvements.

        We expect to have sufficient cash from cash flow generated by continuing operations, additional debt financing secured to fund plant expansion, current lines of credit through our revolving promissory note, and cash reserves to cover the costs of expansion as well as our usual operating costs over the next 12 months, which consist primarily of corn supply, natural gas supply, staffing, office, audit, legal, compliance, working capital costs and debt service obligations.

        After completion of this expansion, our total operating costs are expected to increase because of the increase in our production capacity. We expect to offset the increase in operating costs by increased ethanol revenues, however, a variety of market factors can affect both operating costs and revenues. These factors include:

  •
  Changes in the availability and price of corn;

  •
  Changes in the environmental regulations that apply to our plant operations;

  •
  Increased competition in the ethanol and oil industries;

  •
  Changes in interest rates or the availability of credit;

  •
  Changes in our business strategy, capital improvements or development plans;

  •
  Changes in plant production capacity or technical difficulties in operating the plant;

  •
  Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

  •
  Changes in the availability and price of natural gas and the market for distillers grains; and

  •
  Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives).

  Development of Akron Ethanol Plant

        In addition to expansion of the plant, we executed a subscription agreement to purchase 27,500 Class A units in Akron, our wholly owned subsidiary. Akron is an Iowa limited liability company organized for the purpose of developing and constructing a 100 million gallon per year ethanol plant in Plymouth County near Akron, Iowa. We have initially capitalized Akron by committing to contribute $9,999,900 in exchange for 15,000 Class A units at the price of $666.66 per unit and $10,000,000 in exchange for 12,500 Class A units at a price of $800 per unit. In connection with our subscription, Akron has received total non-cash proceeds from the Partnership of approximately $6,037,000 consisting of approximately $890,000 in services, approximately $4,647,000 in costs associated with the land purchased and $500,000 paid to Fagen, Inc. by the Partnership on Akron's behalf for its letter of intent payment, plus a subscription receivable of approximately $13,962,000. We will pay Akron the entire amount due under the subscription receivable within twenty days of receiving notice from Akron that it is due. On March 20, 2007, we assigned two real estate options to Akron for the site of its proposed plant and on June 15, 2007, Akron exercised the two real estate options. On August 10, 2007 Akron closed on the purchase of the two real estate parcels. In addition, on May 30, 2007, Akron entered into a management and operational services agreement with Twin Rivers. Akron and Twin Rivers are our wholly owned subsidiaries. On August 28, 2007 we decided to suspend development of the Akron project, due to unfavorable market conditions. We did, however, enter into an amended and extended letter of intent with Fagen, Inc. on November 9, 2007 to extend the termination date of June 1, 2008. There is no assurance that our involvement with the Akron plant, or the project, will be successful. The market conditions will be continually evaluated to determine the feasibility of restarting the Akron project.

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Critical Accounting Policies and Estimates

        This discussion and analysis of financial condition and results of operations are based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. Note 2 to our audited consolidated financial statements contain summaries of our accounting policies, many of which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments, including those related to accrued expenses, financing operations, and contingencies and litigation. Management bases its estimates and judgments on historical experience and on various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We do not currently deem any of our accounting estimates described in the notes to our consolidated financial statements to be critical.

Liquidity and Capital Resources

  Comparison of Fiscal Years Ended September 30, 2007 and 2006.

	Year ended September 30,
	2007	2006
Net cash from operating activities	$49,738,138	$32,957,631
Net cash used for investing activities	(39,894,514)	(18,423,815)
Net cash used for financing activities	(2,474,139)	(18,536,079)

         Cash Flow From Operations.    The net cash flow provided from operating activities increased by 51% between 2007 and 2006 due to changes in derivative instruments, accounts payable and accrued expenses. Our capital needs are being adequately met through cash from our operating activities and our current credit facilities.

        The increase resulting from improved net income was partially improved by changes in derivative instruments. Because we do not use hedge accounting, we expect large fluctuations in the values of our derivative instruments. For the fiscal year ended September 30, 2007 we benefited from our derivatives, and withdrew cash of approximately $5,600,000 against our derivatives. In addition, we also increased the amount of derivative instruments we entered into during this period of time. This was a business decision made in anticipation of greater volatility in the corn and natural gas markets and is intended to reduce the effect of adverse price changes for corn and natural gas purchases. We anticipate the value of our derivative instruments to continue to fluctuate.

        The increase resulting from improved net income was a result of the timing of interest payments to our lender for the construction note, higher receivables, higher inventory and restricted cash increases. Our inventory is up mostly because of higher corn costs. Our receivables increased largely due to increased sales in September 2007 of our co-products. The increase in accrued payments and accrued expenses increased our cash flow because we have not yet had to pay these amounts related to our expansion debt.

        The increase resulting from improved net income was also partially due to increased accounts payable. This change was a result of increased corn costs as well as costs associated with our expansion.

         Cash Flow From Investing Activities.    We used cash provided primarily by operating activities and paid additional amounts of capital expenditures which totaled approximately $53,807,000 for fiscal 2007 compared to approximately $6,439,000 for fiscal 2006. This was partially offset by proceeds from short

38

term investments. No short term investments were purchased in fiscal 2007, compared to approximately $18,727,000 for fiscal year ended September 30, 2006.

        In addition, the Company purchased land associated with the Akron project for approximately $4,457,000, less previous amounts paid.

        Management estimates that approximately $1,000,000 in capital expenditures will be made in the next twelve months for general improvements to the plant, all of which are expected to be financed from a portion of cash flows from operations and from cash flows from financing.

        In October 2006, we commenced construction of a 40 million gallon per year expansion to our plant. The cost of the expansion is expected to be approximately $73,000,000, which will be financed using both a portion of our cash and additional debt to finance the required capital expenditure. Our expansion projections are based upon our historical operating costs and historical revenues and there is no guarantee or assurance that our past financial performance can accurately predict future results especially in connection with expansion. In addition, the expansion may cost more and may present additional challenges and risks that negatively impact our future financial performance. The grain storage and process parts of the expansion are approximately 95% completed. Final land grading and rail siding work will be completed in the July to September 2008 time period.

         Cash Flow From Financing Activities.    We used cash to pay down our debt by approximately $3,316,000 in fiscal 2007 compared to approximately $3,199,000 in fiscal 2006. Additionally, the total amount of cash we distributed to partners and members totaled approximately $23,846,000 in 2007 compared to approximately $15,337,000 in 2006. This was offset by proceeds from the construction loan which totaled approximately $25,420,000 in fiscal 2007. No cash was received from the construction loan in fiscal 2006.

  Comparison of Fiscal Years Ended September 30, 2006 and 2005.

	Year ended September 30,
	2006	2005
Net cash from operating activities	$32,957,631	$34,093,417
Net cash used for investing activities	(18,423,815)	(7,409,870)
Net cash used for financing activities	(18,536,079)	(16,454,973)

         Cash Flow From Operations.    The decrease in net cash flow provided from operating activities between 2006 and 2005 was primarily due to changes in derivative instruments, accounts payables and accrued expenses. The increase resulting from improved net income was partially offset by changes in derivative instruments. Because we do not use hedge accounting we expect large fluctuations in the values of our derivative instruments. Therefore, the change in derivative instruments was more a result of an accounting method than a strategic business decision. In addition, we also increased the amount of derivative instruments we entered into during this period of time. This was a business decision made in anticipation of greater volatility in the corn and natural gas markets and is intended to reduce the effect of adverse price changes for corn and natural gas purchases. We anticipate the value of our derivative instruments to continue to fluctuate.

        The increase resulting from improved net income was also partially offset by changes in accrued expenses. The decrease in accrued expenses from fiscal year 2005 to fiscal year 2006 was a result of our settlement payment to ADM. This payment was for $3.9 million and recorded as of September 30, 2005. This payment was outside our normal operating expenses and, therefore, there was no correlating accrual in fiscal year 2006, which resulted in the large decrease in accrued expenses for fiscal year 2006. Because this payment released us from any further obligation under this claim, our accrued expenses should stay more stable in the future and not have significant medium or long term effects. The

39

settlement payment was a strategic business decision made by us that increased expenses from a settlement payment would be justified. While our opinion was that we were under no contractual obligation to pay ADM additional sums, we wished to avoid prolonged and costly litigation and to maintain our relationship with ADM.

        The increase resulting from improved net income was also partially offset by changes in accounts payable. The decrease in accounts payable was a result of a regular maintenance plant shut down in September 2006, compared to October 2005 in the previous year. We had either paid for much of our inventory on hand and other costs to run the plant or had delayed purchasing these items at the time of the shutdown. This event decreased our accounts payable in fiscal year 2006 and we did not have a correlating event occur in fiscal year 2005.

         Cash Flow From Investing Activities.    We used cash provided by operating activities for capital expenditures which totaled approximately $6,064,600, related to the initial plant expansion costs and expansion of the grain handling and storage facilities, for fiscal 2006 compared to fiscal year 2005, and for the purchase of short term investments which increased approximately $11,739,400 in fiscal 2006 compared to fiscal 2005.

         Cash Flow From Financing Activities.    We used cash to pay down our debt by approximately $3,199,000 in fiscal 2006 compared to approximately $8,023,000 in fiscal 2005. Additionally, the total amount of cash we distributed to partners and members totaled approximately $15,336,800 in 2006 compared to approximately $8,431,500 in 2005.

  Indebtedness

Short-Term Debt Sources.    We maintain a line of credit with First National Bank of Omaha through March 2008 to finance short-term working capital requirements. Under the line of credit, we may borrow up to $5,000,000 under a revolving promissory note. The interest payable on the revolving promissory note is due monthly at the one-month LIBOR plus 2.80%. We pay a commitment fee of 0.125% on the unused portion of the line. There was no outstanding balance as of September 30, 2007. The maximum available credit under this note is based on receivable and inventory balances. Our current receivable and inventory balances are not sufficient to allow us to use the maximum amount of the operating line of credit. The operating line of credit is subject to protective covenants requiring us to maintain various financial ratios and is secured by all of our business assets.

         Long-Term Debt Sources.    We have long-term debt financing consisting of three term notes held by First National Bank of Omaha and referred to as Term Notes 2, 3, and 4. At September 30, 2007, the principal balance on Term Note 2 was $9,824,449. Term Note 2 is payable in quarterly installments. Interest on Term Note 2 is at the three-month LIBOR plus 2.80%, which totaled 8.38% as of September 30, 2007. Term Note 2 is payable in full on June 1, 2008. In order to achieve a fixed interest rate on Term Note 2, we entered into an interest rate swap which helps protect our exposure to increases in interest rates and the swap effectively fixes the interest rate on Term Note 2 at 5.79% until June 1, 2008.

        At September 30, 2007, the principal balance on Term Note 3 was $3,434,778. Term Note 3 is payable in quarterly installments. Interest on Term Note 3 is at the three-month LIBOR plus 2.80%, which totaled 8.38% as of September 30, 2007. Term Note 3 is payable in full on June 1, 2008. As part of the financing agreement, we have agreed to pay an annual servicing fee of $50,000. However, under our commitment letter with First National Bank of Omaha for our expansion debt financing, this annual servicing fee will be reduced to $30,000.

        At September 30, 2007, there was no principal balance on Term Note 4. Interest on Term Note 4 is at the one-month LIBOR plus 2.80%. Term Note 4 is payable in full on June 1, 2008. Term Note 4

40

allows borrowings up to the original principal of $5,000,000 to the extent of principal payments made until maturity.

        We have a construction note for up to $73,000,000 for the partial funding of the 40 MMGY expansion to the Marcus facility. The principal balance on this note was $25,419,785 as of September 30, 2007 and will convert into term notes at the completion of the construction. Interest on the construction note is at the one-month LIBOR plus 3.10%, which totaled 8.77% as of September 30, 2007.

        At September 30, 2007 the aggregate indebtedness represented by Term Notes #2, #3, #4, and the Construction Loan was $38,679,012.

        We have a capital lease obligation in the amount of $39,524 on which we pay monthly installments totaling $6,658, with an implicit interest rate of 3.67%. This obligation is secured by the leased equipment and runs through March 1, 2008.

        We have a note in the amount of $55,555 payable to the Iowa Energy Center on which we pay monthly installments of $3,472 without interest. This note is secured by real estate, but is subordinated to the term notes. It matures on January 29, 2009.

        We have a note with Farmers State Bank of Marcus, Iowa in the amount of $63,709 on which we pay monthly installments of $5,921, including interest at 6%. This note is secured by real estate, but is subordinated to the term notes. It matures on January 29, 2009.

        We have a note totaling $164,500 payable to the Iowa Department of Economic Development on which we pay monthly installments of $1,167 without interest. This note is secured by all equipment and matures on July 1, 2009.

         Expansion Debt Financing.    On April 5, 2007, we entered into an Amended and Restated Construction Loan Agreement (the "Amended Agreement") with First National Bank of Omaha, N.A. ("FNBO"). Under the Amended Agreement, FNBO has agreed to loan us up to $73,000,000 (the "Construction Loan") for the purpose of partially funding the construction of the 40 million gallon per year expansion of our facility and the subsequent replacement of the Construction Loan with an amount of up to $82,278,227 (the "Term Loan"), together with a $5,000,000 operating line of credit and letter of credit facility (the "Operating Loan") and swap contracts. The principal balance on this note was $25,419,785 as of September 30, 2007. In order to achieve a fixed interest rate on portions of our expansion debt, we entered into an interest rate swap which helps protect our exposure to increases in interest rates. The swap fixes the interest rate on $36,500,000 of debt related to the expansion financing at 7.68% for the period of March 1, 2008 to March 1, 2013. The note will convert into term notes at the completion of construction. Interest on the construction notes is at the one-month LIBOR plus 3.10%, which totaled 8.77% as of September 30, 2007.

Under the Amended Agreement, the existing swap note and a business credit card loan are subject to the same terms and conditions, including interest rate, interest period, repayment terms, as our previous credit facility with FNBO. In addition, through the Construction Loan termination date, the existing variable rate note and the existing long term revolving note will continue to be subject to the same terms and conditions, including interest rate, interest period, repayment terms, as our existing credit facility; provided, however, interest shall accrue on the existing variable rate note and the existing long term revolving note at a variable rate equal to the applicable LIBOR Rate set forth in such notes, plus (a) 2.80% prior to acceleration or maturity, and (b) an additional 6.00% after maturity, whether by acceleration or otherwise. On the construction loan termination date, the existing variable rate note and the existing long term revolving note will be converted with the construction loan into the term loan described below.

41

        The Amended Agreement also provides for refinancing of our existing operating note. Under the refinanced operating loan (the "Operating Loan") FNBO will loan us an amount up to $5,000,000, which shall provide both operating line of credit financing and FNBO will issue letters of credit at our request. The aggregate amount of any letter of credit at the time of issuance shall not exceed $1,000,000 and unless otherwise agreed to by FNBO, no letter of credit shall have an expiration date more than one (1) year from the date of issuance. We may borrow, repay and re-borrow under the Operating Loan, without penalty or premium, either the full amount of the Long Term Revolving Loan or any lesser sum.

        During the construction period interest on the Construction Loan will be payable on a quarterly basis on the outstanding principal amount at a variable rate equal to the one-month LIBOR Rate, in effect from time to time, plus (a) 3.10% prior to acceleration or maturity, and (b) an additional 6.00% after maturity, whether by acceleration or otherwise. On the Construction Loan termination date, the Construction Loan will be converted into the Term Loan and replaced by the following term notes:

        (a)    The Swap Note.    A loan in the maximum amount of $36,500,000. Interest on the Swap Note shall accrue at a variable rate equal to the three-month LIBOR Rate, in effect from time to time, plus (a) 2.60% prior to acceleration or maturity, and (b) an additional 600 basis points after maturity, whether by acceleration or otherwise. The Swap Note will mature and terminate on the fifth anniversary of the Construction Loan termination date.

        (b)    The Variable Rate Note.    A loan in the maximum amount of $35,778,227 representing the principal balance of the Construction Note plus the entire principal amount and all accrued and unpaid interest under the existing variable rate note, if any, less the Swap Note and less $5,000,000 of the Long Term Revolving Loan. Interest on the Variable Rate Note shall accrue at a variable rate equal to the three-month LIBOR Rate, in effect from time to time, plus (a) 3.00% prior to acceleration or maturity, and (b) an additional 600% after maturity, whether by acceleration or otherwise. The Variable Rate Note will mature and terminate on the fifth anniversary of the Construction Loan termination date.

        (c)    The Long Term Revolving Note.    A loan in the maximum amount of $10,000,000 representing the entire principal amount and all accrued and unpaid interest under the existing long term revolving note, if any, and $5,000,000 converted from the Construction Loan on the Construction Loan termination date. Interest on the Long Term Revolving Note shall accrue at a variable rate equal to the three-month LIBOR Rate, in effect from time to time, plus (a) 3.00% prior to acceleration or maturity, and (b) an additional 6.00% after maturity, whether by acceleration or otherwise. We may borrow, repay and re-borrow under the Long Term Revolving Loan, without penalty or premium, either the full amount of the Long Term Revolving Loan or any lesser sum until termination of the Long Term Revolving Note. The Long Term Revolving Note will mature and terminate on the fifth anniversary of the Construction Loan termination date.

        We are obligated to repay the Term Loan as follows:

  (a)
  We will make quarterly principal payments on the Swap Note ranging from approximately $612,000 to $859,000 plus accrued interest commencing on the first day of the first quarter immediately following the Construction Loan termination date. A final balloon payment of approximately $23,000,000 will be due on the termination date of the Swap Note.

  (b)
  We will make quarterly payments of $1,362,429 beginning the first day of the first quarter immediately following the Construction Loan termination date which shall be allocated as follows: (i) first to accrued and unpaid interest on the Long Term Revolving Note, (ii) next to accrued and unpaid interest on the Variable Rate Note, and (iii) next to principal on the Variable Rate Note.

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  (c)
  After the Variable Rate Note has been fully paid, such quarterly payments shall be allocated first to accrued and unpaid interest on the Long Term Revolving Note, and then to principal on the Long Term Revolving Note, with reductions in the availability thereof .

  (d)
  At the end of each fiscal year, we must apply an amount equal to 25% of our excess cash flow but not to exceed $5,000,000 to the term notes. Excess cash flow is determined as EBITDA less capital expenditures, taxes and allowable distributions, required payments to FNBO and subordinated debt.

  (e)
  Notwithstanding the foregoing, all unpaid principal and accrued and unpaid interest for all Term Notes shall be due and payable on their respective termination dates, if not sooner paid.

        In connection with the Amended Agreement, we executed a mortgage in favor of FNBO creating a first lien on our real estate and plant and a security interest in all personal property located on our property. In addition, we assigned, in favor of FNBO, all rents and leases to our property, the design/build contract, our marketing contracts, risk management services contract and lease agreement.

        As a condition to FNBO making loans under the Amended Agreement, we were required to collaterally assign to FNBO all of our right, title and interest in and to any and all membership or other equity interest in Akron in exchange for its consent to our making an equity contribution in the aggregate amount of approximately $20,000,000 to Akron. In addition, we will also be subject to certain financial loan covenants consisting of minimum working capital, minimum debt coverage, and minimum tangible net worth. After the construction phase, we will only be allowed to make annual capital expenditures up to $1,000,000 annually without prior approval. We will also be prohibited from making distributions to our members of greater than 40% of the net income for such fiscal year if our leverage ratio (combined total liabilities to net worth) is greater than or equal to 1.0:1.0. If our leverage ratio is less than 1.0:1.0, we may make distributions up to 65% of our net income. We must be in compliance with all financial ratio requirements and loan covenants before and after any distributions to our members. Our failure to comply with the protective loan covenants or maintain the required financial ratios may cause acceleration of the outstanding principal balances on the revolving promissory note and terms notes and/or the imposition of fees, charges or penalties. Any acceleration of the debt financing or imposition of significant fees, charges or penalties may restrict or limit our access to the capital resources necessary to continue plant operations.

        Upon an occurrence of an event of default or an event which will lead to our default, FNBO may upon notice terminate its commitment to loan funds and declare the entire unpaid principal balance of the loans, plus accrued interest, immediately due and payable. An event of default includes, but is not limited to, our failure to make payments when due, insolvency, any material adverse change in our financial condition or our breach of any of the covenants, representations or warranties we have given in connection with the transaction.

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  Contractual Obligations and Commercial Commitments

        In addition to our long-term debt obligations, we have certain other contractual cash obligations and commitments. The following tables provide information regarding our consolidated contractual obligations and commitments as of September 30, 2007:

	Payment Due By Period
Contractual Cash Obligations	Total	Less than One Year	One to Three Years	Three to Five Years	Greater than Five Years
Long-Term Debt Obligations(1)	$49,037,116	$17,873,291	$8,997,039	$22,166,766	$—
Operating Lease Obligations	2,379,600	406,014	539,480	475,920	1,189,800
Purchase Obligations(2)	30,605,933	30,564,614	785,692	—	—
Other Long-Term Liabilities	—	—	—	—	—

Total Contractual Cash Obligations	$83,615,302	$69,356,694	$14,258,608	$22,642,686	$1,189,800

(1)
Long Term Debt Obligations include estimated interest and interest on unused debt.

(2)
Purchase obligations primarily include forward contracts for corn, natural gas, and denaturant as well as remaining amounts for construction in progress.

Off-Balance Sheet Arrangements.

        We do not have any off-balance sheet arrangements.

ITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as all of our business is conducted in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn and natural gas. We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

Interest Rate Risk

        We are exposed to market risk from changes in interest rates. Exposure to interest rate risk results primarily from holding a revolving promissory note, a construction note and three term notes which bear variable interest rates. Specifically, we have approximately $28,855,000 outstanding in variable rate debt as of September 30, 2007. The specifics of each note are discussed in greater detail in "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness."

        In order to achieve a fixed interest rate on portions of our debt, we entered into interest rate swaps which help protect our exposure to increases in interest rates and the swaps fix the interest rate on Term Note 2 at 5.79% until June 1, 2008, and fixes the interest rate on $36,500,000 of debt, related to the expansion financing, at 7.68% for the period of March 1, 2008 to March 1, 2013. When the three-month LIBOR plus 2.80% exceeds the fixed rate of 5.79% or 7.68%, we receive payments for the difference between the market rate and the swap rate. Conversely, when the three-month LIBOR plus 2.80% is below 5.79% or 7.68%, we make payments for the difference between the market rate and the swap rate. While our exposure is now greatly reduced, there can be no assurance that the interest rate

44

swap agreement will provide us with protection in all scenarios. For example, if interest rates were to fall below 5.79% or 7.68%, as applicable, we would still be obligated pay interest at the fixed rate.

Commodity Price Risk

        We are also exposed to market risk from changes in commodity prices. Exposure to commodity price risk results from our dependence on corn and natural gas in the ethanol production process. We seek to minimize the risks from fluctuations in the prices of corn and natural gas through the use of derivative instruments. In practice, as markets move, we actively manage our risk and adjust hedging strategies as appropriate. Although we believe our hedge positions accomplish an economic hedge against our future purchases, they are not designated as such for hedge accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged. We are marking to market our hedge positions, which means as the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of goods sold.

        The immediate recognition of hedging gains and losses can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged. At September 30, 2007 and September 30, 2006, the fair value of our derivative instruments for corn, natural gas, and gasoline is asset in the amount of approximately $9,426,000 and an asset in the amount of approximately $7,956,000, respectively. There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of corn or natural gas. However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.

        To manage our corn price risk, our hedging strategy is designed to establish a price ceiling and floor for our corn purchases. We have taken a net long position on our exchange traded futures and options contracts, which allows us to offset increases or decreases in the market price of corn. The upper limit of loss on our futures contracts is the difference between the contract price and the cash market price of corn at the time of the execution of the contract. The upper limit of loss on our exchange traded and over-the-counter option contracts is limited to the amount of the premium we paid for the option.

        We estimate that our expected corn usage is approximately 19 million bushels per year for the production of 52 million gallons of ethanol. We have price protection in place for a portion of our expected corn usage for fiscal year 2008 using forward contracts, CBOT futures and options and Over-the-Counter option contracts. As corn prices move in reaction to market trends and information, our income statement will be affected, depending on the impact such market movements have on the value of our derivative instruments. As we move forward, additional price protection may be required to solidify our margins in the current and future fiscal years. Depending on market movements, crop prospects and weather, these price protection positions may cause immediate adverse effects, but are expected to produce long-term positive growth for us.

        To manage our natural gas price risk, we entered into a natural gas purchase agreement with our supplier to supply us with natural gas. This purchase agreement fixes the price at which we purchase natural gas. We estimate we have purchased a portion of our 2008 natural gas requirements utilizing both cash, futures and options contracts. We may also purchase additional natural gas requirements for the 2008 calendar years as we attempt to further reduce our susceptibility to price increases. We recently entered into gasoline derivative instruments to hedge the variability of ethanol prices. While not perfectly correlated, we have found that ethanol and gasoline prices tend to move in tandem. Therefore, the gasoline contracts we have entered into are intended to offset cash decreases in the price of ethanol we receive.

45

        A sensitivity analysis has been prepared to estimate our exposure to corn, gasoline and natural gas price risk. The table presents the net fair value of our derivative instruments as of September 30, 2007 and September 30, 2006 and the potential loss in fair value resulting from a hypothetical 10% adverse change in such prices. The fair value of the positions is a summation of the fair values calculated by valuing each net position at quoted market prices as of the applicable date. The results of this analysis, which may differ from actual results, are as follows:

	Fair Value	Effect of Hypothetical Adverse Change— Market Risk
September 30, 2007	$9,426,000	$942,600
September 30, 2006	$7,956,000	$795,600

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

        Our consolidated financial statements and supplementary data are included beginning at page F-1 of this Report.

ITEM 9.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES.

        Boulay, Heutmaker, Zibell & Co., P.L.L.P. has been our independent registered public accountants since the Company's inception and is the Company's independent auditor at the present time. The Company has had no disagreements with its auditors.

ITEM 9A.    CONTROLS AND PROCEDURES.

        Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of our "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of such period, our disclosure controls and procedures were not effective because of the material weakness discussed below.

        There were adjustments to our financial statements and other factors during the course of the 2007 audit which impacted our closing process and delayed the preparation of our consolidated financial statements, including all required disclosures, in a timely manner. The audit adjustments to our original trial balance impacted a number of balance sheet and income accounts. In addition, several of these adjustments were not identified until after our year end. These deficiencies constituted a material weakness in our financial close process.

CHANGES IN INTERNAL CONTROLS OVER FINANCIAL REPORTING

        We are in the process of upgrading our systems, implementing additional financial and management controls, and reporting systems and procedures. We are currently undergoing a comprehensive effort in preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002. This effort, under the direction of senior management, includes documentation, and testing of our general computer controls and business processes. We are currently in the process of formalizing an internal audit plan that includes performing a risk assessment, establishing a reporting methodology and testing internal controls and procedures over financial reporting.

        In connection with the material weakness described above, our auditors recommended that we continue to create and refine a structure in which critical accounting policies and estimates are

46

identified, and together with other complex areas, are subject to multiple reviews by accounting personnel. Our auditors further recommended that we enhance and test our year-end financial close process

        Except as described above, there has been no change in our internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that occurred in fiscal year ended September 30, 2007 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B.    OTHER INFORMATION.

        None.

PART III

        Pursuant to General Instruction G (3), we omit Part III, Items 10, 11, 12, 13, and 14 and incorporate such items by reference to an amendment to this Annual Report on Form 10-K or to a definitive proxy statement to be filed with the Securities and Exchange Commission within 120 days after the close of the fiscal year covered by this Annual Report (September 30, 2007).

PART IV

ITEM 15.    EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

        The following exhibits and financial statements are filed as part of, or are incorporated by reference into, this report:

  (1)
  Financial Statements

  An index to the financial statements included in this report appears at page F-1. The financial statements appear beginning at page F-2 of this Report.

  (2)
  Financial Statement Schedules

  All supplemental schedules are omitted as the required information is inapplicable or the information is presented in the consolidated financial statements or related notes.

  (3)
  Exhibits

Exhibit No.	Exhibit	Filed Herewith	Incorporated by Reference
3.1	First Amendment to the Third Amended and Restated Operating Agreement of Little Sioux Corn Processors, LLC dated March 22, 2007.		Incorporated by reference to the exhibit of the same number on Form 10-Q for quarter ended March 31, 2007 and filed with the SEC on May 15, 2007.
3.2	Articles of Organization of the registrant.		Incorporated by reference to Exhibit 3.1 to the registrant's registration statement on Form 10-SB filed with the SEC on May 1, 2003.
3.3	Third Amended and Restated Operating Agreement of the registrant.		Incorporated by reference to Exhibit 3.2 on Form 10-K for fiscal year ended September 30, 2006 and filed with the SEC on December 29, 2006.

47

Exhibit No.	Exhibit	Filed Herewith	Incorporated by Reference
3.4	Certificate of Limited Partnership		Incorporated by reference to Exhibit 2.3 to the registrant's registration statement on Form 10-SB filed with the SEC on May 1, 2003.
3.5	Limited Partnership Agreement		Incorporated by reference to Exhibit 2.4 to the registrant's registration statement on Form 10-SB filed with the SEC on May 1, 2003.
10.1	Phase I and II Engineering Services Agreement dated March 21, 2007 between Akron Riverview Corn Processors, LLC and Fagen Engineering, LLC. +		Incorporated by reference to the exhibit of the same number on Form 10-Q for quarter ended March 31, 2007 and filed with the SEC on May 15, 2007.
10.2	Amended and Restated Ethanol Marketing Agreement dated March 29, 2007 between LSCP, LLLP and Archer Daniels Midland. +		Incorporated by reference to the exhibit of the same number on Form 10-Q for quarter ended March 31, 2007 and filed with the SEC on May 15, 2007.
10.3	Distillers Grain Marketing Agreement dated March 20, 2007 between Akron Riverview Corn Processors, LLC and Commodity Specialist Corporation.		Incorporated by reference to the exhibit of the same number on Form 10-Q for quarter ended March 31, 2007 and filed with the SEC on May 15, 2007.
10.4	Amended and Restated Construction Loan Agreement dated April 5, 2007 between LSCP, LLLP and First National Bank of Omaha.		Incorporated by reference to the exhibit of the same number on Form 10-Q for quarter ended March 31, 2007 and filed with the SEC on May 15, 2007.
10.5	Letter of Intent dated March 7, 2007 between Akron Riverview Corn Processors and Fagen, Inc.+		Incorporated by reference to Exhibit 10.1 on Akron Riverview Corn Processors, LLC's Registration Statement on Form SB-2, No. 333-141528, originally filed on March 23, 2007.
10.6	Assignment of Real Estate Option Agreement dated March 20, 2007 between Akron Riverview Corn Processors, LLC and LSCP, LLLP.		Incorporated by reference to the exhibit of the same number on Akron Riverview Corn Processors, LLC's Registration Statement on Form SB-2, No. 333-141528, originally filed on March 23, 2007.
10.7	Assignment of Real Estate Option Agreement dated March 20, 2007 between Akron Riverview Corn Processors, LLC and LSCP, LLLP.		Incorporated by reference to the exhibit of the same number on Akron Riverview Corn Processors, LLC's Registration Statement on Form SB-2, No. 333-141528, originally filed on March 23, 2007.

48

Exhibit No.	Exhibit	Filed Herewith	Incorporated by Reference
10.8	Management and Operational Services Agreement dated May 30, 2007 between Akron Riverview Corn Processors, LLC and Twin Rivers Management Co.		Incorporated by reference to Exhibit 10.12 on Akron Riverview Corn Processors, LLC's Pre-Effective Amendment No. 1 to Registration Statement on Form SB-2, No. 333-141528, originally filed on June 4, 2007.
10.9	Award Letter from Iowa Department of Economic Development dated February 22, 2007 regarding Financial Assistance Program Awards.
Incorporated by reference to Exhibit 10.2 on Akron Riverview Corn Processors, LLC's Pre-Effective Amendment No. 1 to Registration Statement on Form SB-2, No. 333-141528, originally filed on June 4, 2007.
10.10	Letter of Proposal for Environmental Permitting Support for Iowa Air Permits dated November 30, 2006 from Air Resource Specialists.		Incorporated by reference to Exhibit 10.3 on Akron Riverview Corn Processors, LLC's Registration Statement on Form SB-2, No. 333-141528, originally filed on March 23, 2007.
10.11	Letter of Proposal for Environmental Permitting Support for Storm Water and Waste Water Discharge dated December 6, 2006 from Air Resources Specialists.
Incorporated by reference to Exhibit 10.4 on Akron Riverview Corn Processors, LLC's Pre-Effective Amendment No. 1 to Registration Statement on Form SB-2, No. 333-141528, originally filed on June 4, 2007.
10.12	Letter Agreement dated October 23, 2006 between Certified Testing Services, Inc.		Incorporated by reference to Exhibit 10.5 on Akron Riverview Corn Processors, LLC's Registration Statement on Form SB-2, No. 333-141528, originally filed on March 23, 2007.
10.13	Letter of Proposal for Professional Services accepted March 27, 2007 between Akron Riverview Corn Processors, LLC and Yaggy Colby Associates.
Incorporated by reference to Exhibit 10.10 on Akron Riverview Corn Processors, LLC's Pre-Effective Amendment No. 1 to Registration Statement on Form SB-2, No. 333-141528, originally filed on June 4, 2007.
10.14	Work Cancellation Form dated April 25, 2007 between Akron Riverview Corn Processors, LLC and Air Resources Specialists, Inc.
Incorporated by reference to Exhibit 10.11 on Akron Riverview Corn Processors, LLC's Pre-Effective Amendment No. 1 to Registration Statement on Form SB-2, No. 333-141528, originally filed on June 4, 2007.

49

Exhibit No.	Exhibit	Filed Herewith	Incorporated by Reference
10.15	Consent to Assignment and Assumption of Marketing Agreement dated August 17, 2007 with CHS, Inc. and LSCP, LLLP.	*
10.16	Consent to Assignment and Assumption of Marketing Agreement dated August 17, 2007 with CHS, Inc. and Akron Riverview Corn Processors, LLC.	*
10.17	Second Amendment and Extension to Letter of Intent dated November 9, 2007 with Fagen, Inc.	*
14.1	Code of Ethics of the registrant adopted December 18, 2003.		Incorporated by reference to the exhibit of the same number on Form 10-KSB filed with the SEC on December 29, 2003.
21.1	Subsidiaries of the registrant	*
24.1	Power of Attorney	*
31.1	Certificate Pursuant to 17 CFR 240.13a-14(a)	*
31.2	Certificate Pursuant to 17 CFR 240.13a-14(a)	*
32.1	Certificate Pursuant to 18 U.S.C. Section 1350	*
32.2	Certificate Pursuant to 18 U.S.C. Section 1350	*

+
Portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

50

 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITTLE SIOUX CORN PROCESSORS, L.L.C.
Date: December 31, 2007	/s/ STEPHEN ROE Stephen Roe President and Chief Executive Officer (Principal Executive Officer)
Date: December 31, 2007	/s/ GARY GROTJOHN Gary Grotjohn Chief Financial Officer (Principal Financial and Accounting Officer)

51

        Pursuant to the requirements of the Securities Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 31, 2007	/s/ VINCE DAVIS** Vince Davis, Director
Date: December 31, 2007	/s/ DARYL HAACK** Daryl Haack, Director
Date: December 31, 2007	/s/ DOUG LANSINK Doug Lansink, Director
Date: December 31, 2007	/s/ RON WETHERELL Ron Wetherell, Chairman and Director
Date: December 31, 2007	/s/ DARRELL DOWNS** Darrell Downs, Director
Date: December 31, 2007	/s/ MYRON PINGEL** Myron Pingel, Vice Chairman and Director
Date: December 31, 2007	/s/ TIM OHLSON** Tim Ohlson, Secretary and Director
Date: December 31, 2007	/s/ VERDELL JOHNSON** Verdell Johnson, Director
Date: December 31, 2007	/s/ DALE ARENDS** Dale Arends, Director

**By:	/s/ RON WETHERELL Attorney-in-Fact pursuant to a power of attorney
/s/ DOUG LANSINK Attorney-in-Fact pursuant to a power of attorney

52

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Little Sioux Corn Processors, LLC and Subsidiary
Marcus, Iowa

        We have audited the accompanying consolidated balance sheets of Little Sioux Corn Processors, LLC and Subsidiary as of September 30, 2007 and 2006, and the related consolidated statements of operations, changes in members' equity, and cash flows for the years ended September 30, 2007, 2006, and 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Little Sioux Corn Processors, LLC and Subsidiary as of September 30, 2007 and 2006, and the results of their operations and their cash flows for the years ended September 30, 2007, 2006, and 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Boulay, Heutmaker, Zibell & Co. P.L.L.P. Certified Public Accountants
Minneapolis, Minnesota December 31, 2007

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Balance Sheets

ASSETS	September 30, 2007	September 30, 2006
Current Assets
Cash and equivalents	$17,503,176	$10,133,691
Restricted cash	576,446	—
Short-term investments	—	18,726,834
Accounts receivable	691,615	419,263
Accounts receivable—related party	2,584,017	2,236,191
Inventory	3,309,333	2,200,290
Derivative instruments	—	4,356,698
Prepaid expenses	1,833,173	1,301,319

Total current assets	26,497,760	39,374,286
Property and Equipment
Land and improvements	2,929,516	2,826,839
Plant buildings and equipment	58,196,355	57,971,654
Office buildings and equipment	358,450	213,928

	61,484,321	61,012,421
Less accumulated depreciation	18,544,654	13,649,392

	42,939,667	47,363,029
Construction in progress	60,938,622	4,384,830

Net property and equipment	103,878,289	51,747,859
Other Assets
Long-term investments	157,717	103,742
Land costs and other	4,646,636	189,616
Deferred offering costs	184,267	—
Construction commitment cost	500,000	—
Deferred loan costs, net of accumulated amortization	547,374	141,112

Total other assets	6,035,994	434,470

Total Assets	$136,412,043	$91,556,615

See Notes to Consolidated Financial Statements

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Balance Sheets

LIABILITIES AND MEMBERS' EQUITY	September 30, 2007	September 30, 2006
Current Liabilities
Current maturities of long-term debt	$13,259,228	$3,394,196
Accounts payable	7,967,325	1,927,582
Accounts payable—related party	1,414,774	137,000
Accrued expenses	1,126,516	564,618
Derivative instruments	220,584	—

Total current liabilities	23,988,427	6,023,396
Long-Term Debt, net of current maturities	25,743,072	13,504,582
Minority Interest	34,697,010	28,864,721
Members' Equity, 164,115 units issued and outstanding	51,983,534	43,163,916

Total Liabilities and Members' Equity	$136,412,043	$91,556,615

See Notes to Consolidated Financial Statements

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Statements of Operations

	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended Septemeber 30, 2005
Revenues—primarily related party	$130,730,336	$113,785,666	$95,881,420
Cost of Goods Sold	87,060,524	73,678,035	65,257,086

Gross Margin	43,669,812	40,107,631	30,624,334
Selling, General, and Administrative Expenses	5,439,374	3,001,254	6,542,308

Operating Income	38,230,438	37,106,377	24,082,026
Other Income (Expense)
Interest income	930,972	835,980	158,761
Interest expense	(317,368)	(1,286,265)	(1,126,101)
Other income (expense)	(346,241)	331,648	405,780

Total other income (expense)	267,363	(118,637)	(561,560)

Net Income Before Minority Interest	38,497,801	36,987,740	23,520,466
Minority Interest in Subsidiary Income	15,434,801	14,775,906	9,421,765

Net Income	$23,063,000	$22,211,834	$14,098,701

Net Income Per Unit—Basic and Diluted	$140.53	$135.34	$85.91

Distributions Per Unit—Basic and Diluted	$86.78	$56.16	$30.54

Weighted Average Units Outstanding—Basic and Diluted	164,115	164,115	164,115

See Notes to Consolidated Financial Statements

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Statements of Changes in Members' Equity

	Member Contributions	Retained Earnings
Balance—October 1, 2004	$10,842,237	$10,239,527
Net income		14,098,701
Distributions		(5,012,314)

Balance—September 30, 2005	$10,842,237	$19,325,914
Net income		22,211,834
Distributions		(9,216,069)

Balance—September 30, 2006	$10,842,237	$32,321,679
Net income		23,063,000
Distributions		(14,243,382)

Balance—September 30, 2007	$10,842,237	$41,141,297

See Notes to Consolidated Financial Statements

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Consolidated Statements of Cash Flows

	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Operating Activities
Net income	$23,063,000	$22,211,834	$14,098,701
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,193,418	4,916,150	3,885,651
Minority interest in subsidiary's income	15,434,801	14,775,906	9,421,765
Change in fair value of derivative instruments	(1,032,113)	(7,389,115)	(748,188)
Loss on disposal of property and equipment	66,494	—	—
Other	—	(20,000)
Change in operating assets and liabilities:
Restricted cash	(576,446)	—	2,730,481
Accounts recievables	(620,178)	67,870	32,252
Inventory	(1,109,043)	(320,178)	738,387
Derivative instruments	5,609,395	3,599,026	—
Prepaid expenses	(531,854)	(826,460)	(519,869)
Accounts payable	3,678,766	(239,704)	363,135
Accrued expenses	561,898	(3,817,698)	4,091,103

Net cash provided by operating activities	49,738,138	32,957,631	34,093,417
Investing Activities
Proceeds from investments	18,726,834	10,869,891	—
Payments for investments	(53,975)	(22,665,047)	(7,035,420)
Capital expenditures	(53,806,853)	(6,439,043)	(374,450)
Proceeds from disposals of property and equipment	196,500	—	—
Payments for land options and other	(4,457,020)	(189,616)	—
Construction commitment costs	(500,000)	—	—

Net cash used in investing activities	(39,894,514)	(18,423,815)	(7,409,870)
Financing Activities
Payments of short-term debt	—	—	(38,829)
Payments of long-term debt	(3,316,263)	(3,199,251)	(7,984,636)
Proceeds from issuance of long-term debt	25,419,785	—	—
Loan costs	(547,500)	—	—
Deferred offering cost	(184,267)	—	—
Distribution to minority interest	(9,602,512)	(6,120,759)	(3,419,194)
Distribution to members	(14,243,382)	(9,216,069)	(5,012,314)

Net cash used in financing activities	(2,474,139)	(18,536,079)	(16,454,973)

Net increase (decrease) in cash and equivalents	7,369,485	(4,002,263)	10,228,574
Cash and Equivalents—Beginning of Period	10,133,691	14,135,954	3,907,380

Cash and Equivalents—End of Period	$17,503,176	$10,133,691	$14,135,954

Supplemental Cash Flow Information
Interest expense paid	$317,368	$1,255,615	$1,102,945
Interest capitalized paid	913,554	—	—

Total interest paid	$1,230,922	$1,255,615	$1,102,945

Supplemental Disclosure of Noncash Investing and Financing Activities
Capital expenditures in accounts payable	$4,488,684	$849,933	$596,000
Deferred loan costs capitalized with construction in progress	$56,147	$—	$—
Equipment acquired through construction note	$—	$—	$5,400,000

See Notes to Consolidated Financial Statements

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

September 30, 2007 and 2006

Note 1: Nature of Operations

        The Company represents Little Sioux Corn Processors, LLC (LLC) and its subsidiary LSCP, LLLP (LLLP). The Company operates a 52 million gallon ethanol plant, located near Marcus, Iowa. The plant commenced operations in April 2003. The Company is currently in the process of expanding the plant from a 52 million gallons per year (MGY) plant to a 92 MGY plant. The Company sells its production of ethanol, distiller's grains and solubles, modified wet distillers grains with solubles, and corn oil in the Continental United States.

Note 2: Summary of Significant Accounting Policies

Principles of Consolidation

        The consolidated financial statements include the accounts of the LLC, its 60.15% owned subsidiary, LLLP and its wholly owned subsidiaries Akron Riverview Corn Processors, LLC (ARCP) and Twin Rivers Management Co., LLC. All significant inter-company transactions and balances have been eliminated in consolidation.

Minority Interest

        Amounts recorded as minority interest on the balance sheet relate to the net investment by limited partners in LSCP plus or minus any allocation of income or loss and distributions. After giving effect to certain special allocations, income and losses of LSCP are allocated to the partners based upon their respective percentage of partnership units held. The minority interest share of the net income for the fiscal years ending September 30, 2007, 2006, and 2005, is approximately $15,435,000, $14,776,000, and $9,422,000, respectively.

        Minority interest has been classified on the accompanying balance sheet to reflect it as a separate line item rather than including it as part of equity. This classification has no impact on net income or earnings per unit.

Use of Estimates

        The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

        The Company generally sells ethanol and related products pursuant to marketing agreements. Revenues are recognized when the marketing company (the "customer") has taken title and assumed the risks and rewards of ownership, prices are fixed or determinable and collectability is reasonably assured. The marketing agreement with ADM provides that an initial price per gallon of ethanol is established upon shipment. ADM knows the final price of ethanol purchased by the end of each day, and the Company can obtain directly from ADM, the final price on a daily basis. The Company settles the final price with ADM on a monthly basis, even though the daily sales amounts have been determined as this is administratively easier. The Company typically receives the related paperwork from ADM within five days of month end. Therefore, the Company believes that all sales of ethanol

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 2: Summary of Significant Accounting Policies (Continued)

during a month are recorded at a price that is both fixed and determinable and that there are no ethanol sales, during any given month, that should be considered contingent and recorded as deferred revenue. The Company's products are generally shipped FOB shipping point.

        In accordance with the Company's agreements for the marketing and sale of ethanol and related products, marketing fees and commissions due to the marketers are deducted from the gross sales price at the time payment is remitted to the Company. However, because the Company is the primary obligor and receives an identifiable benefit in the sales arrangement with the customer, these marketing fees and commissions are recorded in selling, general and administrative expenses in the accompanying statements of operations.

Cash and Equivalents

        The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash and equivalents.

        The Company maintains its accounts primarily at two financial institutions. At times throughout the year, the Company's cash and equivalents balances, which include money market funds and debt instrument with an original maturity of less than three months, may exceed amounts insured by the Federal Deposit Insurance Corporation. At September 30, 2007, and September 30, 2006, such money market funds and debt instruments approximately $12,790,000 and $4,124,000, respectively. The Company does not believe it is exposed to any significant credit risk on cash and equivalents.

Restricted Cash

        The Company is periodically required to maintain cash balances at its broker related to derivative instrument positions.

Investments

        The Company maintains marketable securities as part of the deferred compensation plan and classifies amounts as long-term investments. Accordingly, a corresponding liability has been recorded in deferred compensation. Investments are carried at their estimated fair market value based on quoted mark prices.

Trade Accounts Receivable

        Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral.

        Trade accounts receivable are recorded at their estimated net realizable value. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company's credit terms. Accounts considered uncollectible are written off. The Company's estimate of the allowance for doubtful accounts is based on historical experience, its evaluation of the amounts status of receivables, and unusual circumstances, if any. At September 30, 2007 and 2006, the Company was of the belief that such amounts would be collectable.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 2: Summary of Significant Accounting Policies (Continued)

Inventory

        Inventory consists of raw materials, supplies, work in process, and finished goods. Corn is the primary raw material and, along with other raw materials and supplies, is stated at the lower of average cost or market. Finished goods consist of ethanol produced and DDGS, MWDGS, and Corn Oil, and are stated at the lower of first-in, first-out, (FIFO method) cost or market.

Derivative Instruments

        The Company accounts for derivatives in accordance with Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires the recognition of derivatives in the balance sheet and the measurement of these instruments at fair value.

        In order for a derivative to qualify as a hedge, specific criteria must be met and appropriate documentation maintained. Gains and losses from derivatives that are do not qualify as hedges, or are undesignated, must be recognized immediately in earnings. If the derivative does qualify as a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will be either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Changes in the fair value of undesignated derivatives are recorded in the statement of operations along with items being hedged.

        Additionally, SFAS No. 133 requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted as "normal purchases or normal sales". Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal are documented as normal and exempted from the accounting and reporting requirements of SFAS No. 133, and therefore, are not marked to market in our financial statements.

        In order to reduce the risk caused by market fluctuations, the Company hedges its anticipated corn and natural gas purchases, ethanol sales and interest rates by entering into options, futures contracts, and swap agreements. These contracts are used with the intention to fix the purchase price of our anticipated requirements of corn and natural gas in production activities, the sales price of ethanol and limit exposure to increased interest rates. The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter markets. The fair value of the derivatives is continually subject to change due to changing market conditions. The Company does not formally designate these instruments as hedges and, therefore, record in earnings adjustments caused from marking these instruments to market on a monthly basis. The Company records withdrawals and payments against the trade equity of derivative instruments as a reduction or increase in the value of the derivative instruments.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 2: Summary of Significant Accounting Policies (Continued)

Property and Equipment

        Property and equipment are stated at the lower of cost or estimated fair value. Depreciation is computed by the straight—line method over the following estimated useful lives:

Asset Description	Years
Land improvements	5 - 40
Buildings and improvements	7 - 40
Machinery and equipment	3 - 20
Office equipment and furnishings	3 - 10

        Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized. The present value of capital lease obligations are classified as long-term debt and the related assets are included in equipment. Amortization of equipment under capital lease is included in depreciation expense.

Long-lived Assets

        The Company reviews property and equipment and other long-lived assets for impairment in accordance with Statement of Financial Accounting Standards No. 144 (SFAS No. 144), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of its carrying amount to future undiscounted cash flows the assets are expected to generate. If property and equipment and certain identifiable intangibles are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the assets exceeds its fair market value. The Company has not recognized any long-lived asset impairment charges as of September 30, 2007 and 2006.

Deferred Loan Costs

        Costs associated with long-term debt discussed in Note 9 are recorded as deferred loan costs, net of accumulated amortization. Loan costs are amortized to operations over the life of the related loans using the effective interest method.

Deferred Offering Costs

        The Company defers the costs incurred to raise equity until it occurs. At such time that the issuance of new equity occurs, these costs will be netted against the proceeds received; or if the subscription does not occur, they will be expensed. ARCP incurred offering costs associated with its plans to raise equity to build an ethanol plant near Akron, IA as described in Note 14. ARCP suspended efforts to raise equity in August 2007 while it monitors conditions in the equity markets.

Benefit Plans

        The Company has a 401(k) plan covering substantially all employees who meet specified age and service requirements. Under this plan, the Company makes a matching contribution of up to 4% of the participants' eligible wages.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 2: Summary of Significant Accounting Policies (Continued)

        The Company has a deferred compensation plan for certain employees providing supplemental benefits. The Board may annually grant a discretionary deferred bonus under the plan to each participant in an amount up to twenty percent of each participant's base salary for the prior calendar year. Costs of the plan are recognized during the employee's service period for the Company so that the benefits are accrued when payments begin. Participants are fully vested six years after the grant date provided that the participant is employed full-time.

Research and Development

        The Company incurs research and development costs related to the development of new products. The Company incurred approximately $203,000 in research and development costs for fiscal 2007. The Company did not incur any research and development costs in fiscal 2006 or 2005.

Income Taxes

        Little Sioux Corn Processors, LLC and LSCP, LLLP are treated as partnerships for federal and state income tax purposes and generally do not incur income taxes. Instead, their income or losses are included in the income tax returns of the members and partners. Accordingly, no provision or liability for federal or state income taxes has been included in these financial statements. Differences between consolidated financial statement basis of assets and tax basis of assets is related to capitalization and amortization of organization and start-up costs for tax purposes, whereas these costs are expensed for financial statement purposes. In addition, the Company uses the modified accelerated cost recovery system method (MACRS) for tax depreciation instead of the straight-line method that is used for book depreciation, which also causes temporary differences.

Fair Value of Financial Instruments

        The carrying value of cash and equivalents and restricted cash approximates their fair value.

        The Company believes the carrying amount of derivative instruments and investments approximates fair value based on quoted market prices.

        It is not currently practicable to estimate fair value of the line of credit and notes payable to the lending institution, because these agreements contain certain unique terms, conditions, covenants, and restrictions, as discussed in Notes 8 and 9, there are no readily determinable similar instruments on which to base an estimate of fair value.

Environmental Liabilities

        The Company's operations are subject to environmental laws and regulations adopted by various governmental entities in the jurisdiction in which it operates. These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location. Accordingly, the Company has adopted policies, practices, and procedures in the areas of pollution control, occupational health, and the production, handling, storage and use of hazardous materials to prevent material environmental or other damage, and to limit the financial liability, which could result from such events. Environmental liabilities are recorded when the liability is probable and the costs can reasonably estimated. No liabilities were recorded at September 30, 2007 or 2006.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 2: Summary of Significant Accounting Policies (Continued)

Reclassifications

        The consolidated balance sheet at September 30, 2006 has changed to reclassify supplies from prepaid expenses to inventory of approximately $534,000 in the consolidated balance sheets to conform to classifications used at September 30, 2007. The consolidated statements of operations have changed in fiscal 2005 to reclassify the settlement claim of approximately $3,900,000 with ADM described in Note 13 to selling, general, and administrative expenses from other expenses. The consolidated statements of cash flows have changed in fiscal 2006 and 2005 to reclassify amounts related to derivative instruments to conform to the classifications used in fiscal 2007. These reclassifications had no effect on consolidated members' equity, net income, or cash flows previously reported.

Recently Issued Accounting Pronouncements

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS 157"), Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The statement is effective for financial assets and liabilities in financial statements issued for fiscal years beginning after November 15, 2007. It is effective for non-financial assets and liabilities in financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the effect that the adoption of SFAS 157 will have, if any, on its results of operations, financial position and related disclosures, but does not expect it to have a material impact on the financial statements.

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, ("SFAS 159"), The Fair Value Option for Financial Assets and Financial Liabilities, which included an amendment to FASB 115. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is in the process of evaluating the effect, if any, that the adoption of SFAS No.159 will have on its consolidated results of operations and financial position.

        In December 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 160 (SFAS 160), Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51(Consolidated Financial Statements). SFAS 160 establishes accounting and reporting standards for a noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. In addition, SFAS 160 requires certain consolidation procedures for consistency with the requirements of SFAS 141, Business Combinations. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company is evaluating the effect, if any, that the adoption of SFAS 160 will have on its results of operations, financial position, and related disclosures.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 3. Investments

        The cost and fair value of the Company's investments are as follows at September 30:

	2007
	Amortized Cost	Fair Value
Long-term investments
Marketable securities—government notes and bonds	$157,727	$157,717

Total investments	$157,717	$157,717

	2006
	Amortized Cost	Fair Value
Short-term investments
Certificates of deposit	$1,000,000	$1,000,000
Marketable securities—government notes and bonds	17,726,834	17,726,834

Total	18,726,834	18,726,834
Long-term investments
Marketable securities—government notes and bonds	103,742	103,742

Total investments	$18,830,576	$18,830,576

        There were no material realized or unrealized gains or losses related to these investments for fiscal 2007, 2006, or 2005.

        Shown below are the amortized cost and estimated fair value of securities with fixed maturities at September 30, 2007, by contractual maturity dates. Actual maturities may differ from contractual maturities because certain securities may retain early call or prepayment rights.

	Amortized Cost	Fair Value
Due within one year	$9,984	$9,984
Due after one year but within five years	147,733	147,733

Total investments	$157,717	$157,717

Note 4: Inventory

        Inventories are comprised of the following at September 30:

	2007	2006
Raw materials	$1,487,691	$1,001,783
Supplies	867,896	533,895
Work in process	344,601	364,036
Finished goods	609,145	300,576

Totals	$3,309,333	$2,200,290

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 5: Derivative Instruments

        At September 30, 2007 and 2006, the Company recorded a liability and an asset for derivative instruments of approximately $221,000 and $4,357,000, respectively. None of the positions open at September 30, 2007 and 2006 are designated as cash flow or fair value hedges. The liability of approximately $221,000 in derivative instruments at September 30, 2007 includes a liability for the interest rate swap of approximately $439,000 described below and an asset for corn, natural gas, and ethanol options and futures positions of approximately $218,000. The gross value of corn, natural gas, and ethanol derivative instrument positions at September 30, 2007 is approximately $9,426,000 less cash withdrawn against the equity of these positions of approximately $9,208,000 resulting in a net asset for these positions of approximately $218,000. The asset for derivative instruments at September 30, 2006 of approximately $4,357,000 includes the gross value of corn and natural gas options and futures positions of approximately $7,956,000 less cash withdrawn against the equity of these positions of approximately $3,599,000.

        The Company has recorded a gain of approximately $15,059,000 and $1,311,000 in cost of goods sold for fiscal years 2007 and 2006, respectively. The Company has recorded a loss of approximately $2,697,000 in cost of goods sold for fiscal year 2005. The Company offset revenues with losses of approximately $2,102,000 for fiscal year 2007. There were no corresponding gains or losses for fiscal 2006 or 2005.

        In April 2007, the Company entered into an interest rate swap to limit increased interest expense on a portion of the construction loans upon conversion into term notes. The interest rate swap fixes the interest rate on $36,500,000 of debt at 7.68% beginning March 1, 2008 until March 1, 2013. The Company has included the liability for the interest rate swap of approximately $439,000 with derivative instruments at September 30, 2007 and recognized approximately $439,000 in other income for fiscal 2007.

        During fiscal 2006 and 2005, the Company had an interest rate cap, which expired on June 1, 2006. The interest rate cap was not designated as a cash flow or fair value hedge. The Company offset interest expense with a loss of approximately $70,000 in fiscal 2006 and a gain of approximately $39,000 in fiscal 2005.

Note 6: Construction in Progress

        The Company continues to make payments for the expansion to a 92 MGY plant. The Company anticipates the expansion will cost approximately $73,000,000 with approximately $14,042,000 remaining at September 30, 2007. The Company capitalized interest of approximately $1,389,000, including amounts accrued, in fiscal 2007.

Note 7: Deferred Loan Costs

        The Company had deferred loan costs of approximately $1,035,000 and $487,000 at September 30, 2007 and 2006, respectively. Accumulated amortization at September 30, 2007 and 2006 was approximately $487,000 and $346,000, respectively. The amortization expense related to the deferred loan costs for fiscal years 2007, 2006, and 2005 was approximately $85,000, $97,000, and $108,000, respectively. The Company capitalized certain loan costs as part of the expansion in fiscal 2007 of approximately $56,000.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 8: Revolving Promissory Note

        Under the terms of the financing agreement with the lending institution, the Company has a revolving promissory note for up to $5,000,000, subject to borrowing base limitations based on the amended and restated debt agreement in April 2007. The revolving promissory note incurs interest monthly at the one-month LIBOR plus 2.80% and is payable in full in March 2008. The Company pays a commitment fee of 0.25% on the unused portion of the revolving promissory note. There were no balances outstanding on the revolving promissory note at September 30, 2007 or 2006. The revolving promissory note as well as the term notes and construction loan described in Note 9 are subject to protective covenants under a common financing agreement requiring the Company to maintain various financial ratios, including debt service coverage, minimum net worth and working capital requirements, and excess cash flow payments and secured by all business assets.

Note 9: Long-Term Debt

        Long-term debt consists of the following at September 30:

	2007	2006
Term note 2 has fixed principal payments due quarterly with interest at the three month LIBOR plus 2.80%, which totaled 8.38% and 8.20% at September 30, 2007 and 2006, respectively, payable in full on June 1, 2008. As part of the financing agreement, the Company accepted a fixed rate option on term note 2 by entering into an interest rate swap which effectively fixes the interest rate on this term note at 5.79% until this term note is repaid on June 1, 2008. The Company did not designate the interest rate swap as a cash flow or fair value hedge. The value of the interest rate swap is not significant.	$9,824,449	$11,308,363

Term note 3 bears interest at the three month LIBOR plus 2.80%, which totaled 8.38% and 8.20% at September 30, 2007 and 2006, respectively. Term note 3 is payable in full on June 1, 2008. The Company is required to make quarterly payments of $506,588 applied first to accrued interest on term note 4. The remaining amount is applied to accrued interest on term note 3 and then to principal until this note is paid in full or until maturity. After term note 3 is repaid, payments are applied first to accrued interest and then to principal until this note is paid in full or until maturity. After term note 3 is repaid, payments are applied first to accrued interest and then to principal on term note 4 until paid in full or until maturity.	3,434,778	5,090,129

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 9: Long-Term Debt (Continued)

	2007	2006
Term note 4 bears interest at the one month LIBOR plus 2.80%. Term note 4 is payable in full on June 1, 2008. Term note 4 allows subsequent borrowings up to the original $5,000,000 to the extent of principal payments made until maturity and requires a commitment fee of .25% on any used portion.	—	—
Construction note—see terms below	25,419,785
Note payable to Iowa Energy Center, due in monthly payments of $3,472 without interest, maturing on January 29, 2009, secured by real estate, subordinated to term notes.	55,555	97,222
Note payable to bank due in monthly payments of $5,921 including interest at 6% maturing on January 29, 2009, secured by real estate, subordinated to term notes.	63,709	108,136
Note payable to Iowa Department of Economic Development, due in monthly installments of $1,167 without interest, payable in full on July 1, 2009, secured by all equipment.	164,500	178,500
Capital lease obligation, due in monthly installments initially totaling $6,658 including implicit interest at 3.67% through March 1, 2008, secured by leased equipment.	39,524	116,428

Totals	$39,002,300	$16,898,778
Less amounts due within one year	13,259,228	3,394,196

Totals	$25,743,072	$13,504,582

        In April 2007, the Company obtained a construction loan for approximately $73,000,000 for the partial funding of the 40 MGY expansion to the Marcus, Iowa ethanol plant. The construction loan bears interest at the one-month LIBOR plus 3.10%, which totaled 8.77% at September 30, 2007. Upon the earlier of July 20, 2008 or completion of construction, the construction loan converts into three separate notes for up to approximately $82,278,000. The first loan, known as the Swap Note, is for a maximum amount of $36,500,000. The Swap Note will be due in quarterly principal payments initially totaling approximately $612,000, increasing to approximately $859,000, with a final balloon payment of approximately $22,725,000 on the fifth anniversary of the construction loan termination date. Interest will accrue at the three-month LIBOR plus 2.60% due quarterly. The Company entered into an interest rate swap to limit increased interest expense on the Swap Note. The interest rate swap fixed the interest rate at 7.68% beginning March 1, 2008 until March 1, 2013.

        The second loan, known as the Variable Rate Note, is for up to approximately $35,778,000 which includes any remaining amounts outstanding on the term note 3, less any amounts outstanding on term note 2. The Variable Rate Note will accrue interest at the three-month LIBOR plus 3.00%. The third loan, known as the Long Term Revolving Note, is for up to $10,000,000. The Long Term Revolving

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 9: Long-Term Debt (Continued)

Note will accrue interest at the three-month LIBOR plus 3.00%. The Variable Rate Note and the Long Term Revolving Note require quarterly payments of approximately $1,362,000, which is applied first to accrued interest on the Long Term Revolving Note, then to accrued interest and principal on the Variable Rate Note. Once the Variable Rate Note has been repaid, these payments will be applied to accrued interest and principal on the Long Term Revolving Note. Both the Variable Rate Note and the Long Term Revolving Note mature on the fifth anniversary of the construction termination date. The Long Term Revolving Note allows subsequent borrowings up to the original $10,000,000 until maturity.            The Long Term Revolving Note requires a commitment fee of 0.25% on any unused portion.

        As part of the financing agreement, the premium above the LIBOR on the Variable Rate Note, the Long Term Revolving Note, and the Revolving Promissory Note may be reduced based on a financial ratio after the construction termination date. The construction loan, the existing term notes, and the revolving promissory note are under a common financing agreement described in Note 8.

        The estimated maturities of long-term liabilities at September 30, 2007 are as follows:

2008	$13,259,288
2009	2,722,900
2010	2,541,976
2011	2,541,976
2012	2,541,976
2013	13,345,399

Total long-term liabilities	$39,002,300

Note 10: Leases

        The Company leases equipment under operating and capital leases through 2112. The Company is generally responsible for maintenance, taxes, and utilities for leased equipment. Equipment under operating leases includes rail cars and various other equipment. Rent expense for operating leases was approximately $166,000, $187,000, and $229,000, for the fiscal years 2007, 2006, and 2005, respectively. During the fiscal 2007, 2006, and 2005, the Company rented rail cars on a month-to-month basis and recognized approximately $9,000, $60,000, and $89,000, respectively, in other income. During fiscal 2005, the Company recorded income of approximately $90,000 on the permanent transfer of 30 rail cars of a 50 rail car lease to a third party. This transfer indemnified the Company from any liability and, as a result, the Company transferred all rights and privileges related to the 30 rail cars.

        Equipment under capital leases is as follows at September 30:

	2007	2006
Equipment	$451,437	$451,437
Accumulated Amortization	135,307	105,212

Total	$316,130	$346,225

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 10: Leases (Continued)

        At September 30, 2007, the Company had the following minimum commitments, which at inception had non-cancelable terms of more than one year:

	Operating Lease	Capital Lease
2008	$406,014	$39,946
2009	301,520
2010	237,960	——
2011	237,960
2012	237,960	——
After 2012	1,189,800

Total minimum lease commitments	$2,611,214	39,946

Less amount representing interest		422

Present value of minimum lease commitments; included in the proceeding long-term liabilities		$39,524

Note 11: Members' Equity

        In April 2007, the LLC declared a unit distribution of 14 units per unit held by members. After the unit distribution, there are 164,115 units outstanding. Unit amounts in this statement have been adjusted to reflect this unit split.

        In January 2007, LSCP declared a distribution of approximately $14,718,000 from LSCP to the partners, which was paid in February 2007. The LLC received approximately $8,853,000 of this distribution. In February 2007, the LLC paid $53.33 per unit to the LLC unit holders.

        In July 2007, LSCP declared a distribution of approximately $9,381,000 from LSCP to the partners, which was paid in August 2007. The LLC received approximately $5,643,000 of this distribution. In August, 2007, the LLC paid $33.45 per unit to the LLC unit holders.

        In January 2006, LSCP declared a distribution of approximately $15,361,000 from LSCP to the partners, which was paid in February 2006. The LLC received approximately $9,240,000 of this distribution. In February 2006, the LLC paid $56.16 per unit to the LLC unit holders.

        In January 2005 LSCP declared a distribution of approximately $4,000,000 from LSCP to the partners, which was paid in February 2005. The LLC received approximately $2,406,000 of this distribution. In February 2005, the LLC paid $14.66 per unit to the LLC unit holders.

        In March 2005, LSCP declared a distribution of approximately $3,000,000 from LSCP to the partners, which was paid in April 2005. The LLC received approximately $1,805,000 of this distribution. In April 2005, the LLC paid $10.66 per unit to the LLC unit holders.

        In September 2005, LSCP declared a distribution of approximately $1,581,000 to the partners, which was paid in September 2005. The LLC received approximately $951,000 of this distribution. In September 2005, the LLC paid $5.22 per unit to the LLC unit holders.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 12: Employee Benefit Plans

        Company contributions to the 401(k) plan were approximately $58,000, $53,000, and $33,000 in fiscal year 2007, 2006, and 2005, respectively.Compensation expense related to the deferred compensation plan was approximately $74,000, $28,000, and $48,000 in fiscal year 2007, 2006, and 2005, respectively.

Note 13: Related Party Transactions

        The Company has balances and transactions in the normal course of business with various related parties. Revenues from related parties, including ADM, who is an investor in LSCP, were approximately $117,911,000, $101,069,000, and $82,549,000 for fiscal 2007, 2006, and 2005, respectively. The Company has incurred expenses from related parties for corn purchase and distribution costs of approximately $16,242,000, $13,589,000, and $11,196,000 for fiscal 2007, 2006, and 2005, respectively, included in cost of goods sold. The Company incurred approximately $835,000, $532,000, and $476,000 in marketing fees paid to ADM for fiscal 2007, 2006, and 2005, respectively, including in selling, general, and administrative expenses. The Company was involved in a dispute with ADM in fiscal 2005 involving the ethanol marketing agreement. Subsequent to September 30, 2005, the Company settled the claim by agreeing to pay ADM approximately $3,900,000, which the Company recorded as of September 30, 2005 in selling, general, and administrative expenses.

        The Company incurred approximately $45,438,000 in costs related to expansion of the plant through September 30, 2007 with Fagen, Inc. (Fagen), who is an investor in LSCP. In addition, ARCP paid a construction commitment fee of $500,000 to Fagen as part of the Letter of Intent for the Akron project described in Note 14.

Note 14: Akron Riverview Corn Processors, LLC (ARCP)

Project Information

        ARCP was formed as an Iowa Limited Liability Company, November 27, 2006, for the purpose of developing a project to build a 100 million gallon dry mill corn-processing ethanol plant expected to be located in Plymouth County, Iowa near Akron. ARCP is a development stage company with no prior operating history. ARCP does not expect to generate any revenue until the plant operations begin.

Suspension of Project Development

        ARCP in August 2007 elected to suspend project development and the preparation of its registration statement for the sale of its securities due to market conditions. ARCP intends to monitor market conditions and will proceed with the preparation of its registration statement and further project development at a later date if it deems it appropriate and advantageous.

Project Funding

        On February 27, 2007, ARCP entered into a subscription agreement with the LLLP, in which ARCP accepted a subscription agreement for $19,999,900 in exchange for 15,000 Class A units at $666.66 per unit and 12,500 Class A units at $800 per unit, totaling 27,500 Class A units. ARCP has two classes of membership units, Class A and B, with each unit representing a pro rata ownership interest in the ARCP's capital, profits and losses, and distributions. Class B unit holders will not be

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 14: Akron Riverview Corn Processors, LLC (ARCP) (Continued)

able to elect board members of the ARCP unless the Class B unit holder holds at least 15,000 units. The ARCP's Board is currently identical to the Boards of LSCP, LLLP and Little Sioux Corn Processors, LLC.

        ARCP was in the process of filing a Form SB-2 Registration Statement with the Securities and Exchange Commission (SEC) before the project was suspended in August 2007.

Letter of Intent and Extension

        ARCP signed a letter of intent in March 2007 with Fagen, pursuant to which ARCP and Fagen anticipated entering into an agreement for Fagen's design and construction of Akron's proposed ethanol plant. On November 15, 2007

        Akron and Fagen entered into an amendment to the letter of intent to extend the term of the letter of intent to June 1, 2008 (the "Agreement"). Prior to June 1, 2008, the basic size and design of the plant must be determined and mutually agreed upon by the parties; a specific site or sites must have been determined and mutually agreed upon by the parties; and at least 10% of the necessary equity for the project must be raised. If these conditions are not met, the Agreement will terminate. Either ARCP or Fagen may terminate the Agreement if the parties have not entered into a design-build agreement or have executed all documents necessary to complete the project by June 1, 2008. Moreover, if ARCP has not issued a notice to proceed to Fagen by June 1, 2008, Fagen may terminate any design-build agreement the parties have entered into. In addition to the extension of the term of the letter of intent, the Agreement also increased the contract price to $134,074,050, subject to deviations from Fagen's standard design. The contract price is also subject to changes based on corresponding changes to the Construction Cost Index (CCI) and a 0.50% surcharge for each calendar month that has passed between January 2007 and the month in which ARCP issues a valid notice to proceed. The total increase due to changes caused by the CCI and the 0.50% surcharge is limited to 7%. The contract price, however, shall not be more than Fagen's stated current price for 100 million gallon ethanol facilities on the date the notice to proceed is issued.

        A non-refundable construction commitment fee of $500,000 has been paid with the signing of the March 2007 letter of intent which will be credited towards the contract price should the ARCP choose to execute the design build agreement. The general contractor is an investor in LSCP, LLLP.

        ARCP entered into a Phase I and Phase II engineering services agreement with an affiliate of the general contractor. In exchange for the performance of certain engineering and design services, ARCP has agreed to pay $185,000, which will be credited against the total design-build cost. ARCP will also be required to pay certain reimbursable expenses per the agreement.

Land

        ARCP purchased approximately 306 acres of land for the intended site of the ethanol plant near Akron, Iowa for approximately $4,647,000 in August 2007.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 14: Akron Riverview Corn Processors, LLC (ARCP) (Continued)

Management Agreement

        In May 2007, ARCP entered into a management agreement with LLLP to operate and manage the plant. The agreement requires an annual management fee of $420,000 and an annual incentive bonus of 3% of the ARCP's net income up to $1,500,000. The management fee is negotiable six months after operations commence and yearly thereafter. The agreement begins when ARCP hires a plant manager which cannot be earlier than 180 days prior to commencement of operations and continues for five years with an automatic renewal for an additional five year term unless terminated by either party.

Note 15: Income Taxes

        The differences between consolidated financial statement basis and tax basis of assets are as follows at September 30:

	2007	2006
Consolidated financial statement basis of assets	$136,412,043	$91,556,615
Plus: organization and start-up costs capitalized, net	79,258	238,211
Plus: deferred compensation amounts	153,906	74,247
Plus: unrealized derivative instrument gains	(8,987,838)	(7,901,011)
Less: accumulated tax depreciation and amortization greater than financial statement basis	(17,081,093)	(17,954,460)

Income tax basis of assets	$110,576,276	$66,013,602

        There were no differences between the consolidated financial statement basis and tax basis of the Company's liabilities.

Note 16: Commitments, and Contingencies

Contractual Obligations

        The following table provides information regarding the consolidated contractual obligations of the Company as of September 30, 2007:

	Total	Less than One Year	One to Three Years	Three to Five Years	Greater Than Five Years
Long-Term Debt Obligations(1)	$49,037,116	$17,873,291	$8,997,059	$22,166,766	$—
Operating Lease Obligations	2,379,600	406,014	539,480	475,920	1,189,800
Purchase Obligations(2)	30,605,933	30,564,614	785,692	—	—

Total Contractual Obligations	$82,022,649	$48,099,546	$10,313,151	$22,642,686	$1,189,800

(1)
Long-Term Debt Obligations include estimated interest and interest on unused debt.

(2)
Purchase obligations primarily include forward contracts for corn, natural gas, and denaturant as well as remaining amounts for construction in progress.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 16: Commitments, and Contingencies (Continued)

Expansion Contract

        The Company entered into a Design-Build Contract with Fagen, a related party, for the construction of the 40 MGY expansion to the Company's current plant in Marcus, lowa. The contract value is approximately $48,328,000, including change orders.

Forward Contracts

        The Company has forward contract commitments to sell distillers grains for approximately $16,196,000 in fiscal 2008 which represents approximately 75% of anticipated distiller grains sales.

Marketing Agreements

        In March 2007, the Company and ADM, a related party, amended the marketing agreement for the sale of ethanol to ADM. The new agreement is for an initial term of four years with renewal terms thereafter in one year increments. The Company agrees to pay ADM a certain percentage of the sales price as a marketing fee.

        In August 2007, the Company approved the assignment of the distillers marketing agreement from Commodity Specialist Company to its sucessor, CHS, Inc. The Company receives a percentage of the selling price actually received by CHS in marketing the distiller grains to its customers. The marketing agreement is terminable by either party with 120 days notice.

Note 17: Quarterly Financial Data (Unaudited)

        Summary quarterly results are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Fiscal year ended September 30, 2007
Revenues	$33,605,049	$33,074,991	$33,213,669	$30,836,627
Gross profit	21,561,358	12,382,194	872,403	8,853,857
Operating income	20,779,535	10,635,292	(327,803)	7,143,414
Income before minority interest	20,769,079	10,847,890	347,956	6,532,876
Minority interest in subsidiary income	8,278,461	4,354,791	167,068	2,643,481

Net income	12,490,618	6,493,099	180,888	3,898,395
Basic and diluted earnings per unit	$76.11	$39.56	$1.10	$23.75

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

September 30, 2007 and 2006

Note 17: Quarterly Financial Data (Unaudited) (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Fiscal year ended September 30, 2006
Revenues	$23,141,931	$27,498,079	$31,146,507	$31,999,149
Gross profit	7,770,477	7,562,173	11,401,189	13,373,792
Operating income	7,095,713	6,712,372	10,646,392	12,651,900
Income before minority interest	6,993,492	6,654,834	10,646,950	12,692,464
Minority interest in subsidiary income	2,787,012	2,659,079	4,250,481	5,079,334

Net income	4,206,480	3,995,755	6,396,469	7,613,130
Basic and diluted earnings per unit	$25.63	$24.35	$38.98	$46.38

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Fiscal year ended September 30, 2005
Revenues	$22,975,735	$23,835,684	$23,101,306	$25,968,695
Gross profit	5,907,410	8,135,674	7,887,907	8,693,343
Operating income	5,211,539	7,470,042	7,279,454	4,120,991
Income before minority interest	4,993,564	7,375,228	7,146,738	4,004,936
Minority interest in subsidiary income	1,992,348	2,965,331	2,858,942	1,605,144

Net income	3,001,216	4,409,897	4,287,796	2,399,792
Basic and diluted earnings per unit	$18.29	$26.87	$26.13	$14.62

        The above quarterly financial data is unaudited, but in the opinion of management, all adjustments necessary for a fair presentation of the selected data for these periods presented have been included.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒ Quarterly report under Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the fiscal quarter ended June 30, 2008
OR
☐ Transition report under Section 13 or 15(d) of the Exchange Act.
For the transition period from to .

COMMISSION FILE NUMBER 0001229899

LITTLE SIOUX CORN PROCESSORS, L.L.C.

(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	42-1510421 (I.R.S. Employer Identification No.)

4808 F Avenue, Marcus, Iowa 51035
(Address of principal executive offices)

(712) 376-2800
(Issuer's telephone number)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    ☒ Yes    ☐ No

        Indicate by check mark whether the registrant is a large accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒	Smaller Reporting Company ☐

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    ☐ Yes    ☒ No

        Indicate the number of shares outstanding for each of the issuer's classes of common equity as of the latest practicable date:

        As of August 19, 2008, there were 164,115 units outstanding.

2

 PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS.

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Condensed Consolidated Balance Sheet

	June 30, 2008	September 30, 2007
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$55,545,661	$17,503,176
Restricted cash	2,904,237	576,446
Accounts receivable	1,217,040	691,615
Accounts receivable—related party	5,376,132	2,584,017
Inventory	9,742,652	3,309,333
Derivatives	13,900,535	—
Prepaid expenses	2,633,589	1,833,173

Total current assets	91,319,846	26,497,760
Property and Equipment
Land and improvements	6,522,312	2,929,516
Plant buildings and equipment	118,245,775	58,196,355
Office buildings and equipment	396,722	358,450

	125,164,809	61,484,321
Less accumulated depreciation	24,403,323	18,544,654

	100,761,486	42,939,667
Construction in progress	6,932,008	60,938,622

Net property and equipment	107,693,494	103,878,289
Other Assets
Marketable securities	253,629	157,717
Investment	1,132,253	—
Land costs and other	4,646,636	4,646,636
Deferred offering costs	—	184,267
Construction commitment cost	500,000	500,000
Deferred loan costs, net of accumulated amortization	382,371	547,374

Total other assets	6,914,889	6,035,994

Total Assets	$205,928,229	$136,412,043

See Notes to Condensed Consolidated Financial Statements

3

 LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Condensed Consolidated Balance Sheet

	June 30, 2008	September 30, 2007
	(Unaudited)
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$8,056,931	$13,259,228
Accounts payable	5,388,267	7,967,325
Accounts payable—related party	1,104,009	1,414,774
Accrued expenses	1,566,149	1,126,516
Derivative instruments	—	220,584

Total current liabilities	16,115,356	23,988,427
Long-Term Debt, net of current maturities	65,144,847	25,743,072
Minority Interest	49,873,465	34,697,010
Members' Equity, 164,115 units issued and outstanding	74,794,561	51,983,534

Total Liabilities and Members' Equity	$205,928,229	$136,412,043

See Notes to Condensed Consolidated Financial Statements

4

 LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Condensed Consolidated Statements of Operations

	Three Months Ended June 30 2008	Three Months Ended June 30 2007
	(Unaudited)	(Unaudited)
Revenues—primarily related party	$73,027,140	$33,213,669
Cost of Goods Sold	43,405,745	32,341,266

Gross Margin	29,621,395	872,403
Selling, General, and Administrative Expenses	2,359,368	1,200,206

Operating Income (Loss)	27,262,027	(327,803)
Other Income (Expense)
Interest income	256,847	157,864
Interest expense	(960,730)	—
Other income	1,403,448	517,895

Total other income, net	699,565	675,759

Net Income Before Minority Interest	27,961,592	347,956
Minority Interest in Subsidiary Income	11,168,315	167,068

Net Income	$16,793,277	$180,888

Net Income Per Unit—Basic and Diluted	$102.33	$1.10

Weighted Average Units Outstanding—Basic and Diluted	164,115	164,115

See Notes to Condensed Consolidated Financial Statements

5

	Nine Months Ended June 30 2008	Nine Months Ended June 30 2007
	(Unaudited)	(Unaudited)
Revenues—primarily related party	$156,367,719	$99,893,709
Cost of Goods Sold	94,633,733	65,077,754

Gross Margin	61,733,986	34,815,955
Selling, General, and Administrative Expenses	6,731,039	3,728,931

Operating Income	55,002,947	31,087,024
Other Income (Expense)
Interest income	511,555	804,383
Interest expense	(1,381,271)	(317,368)
Other income	(764,962)	390,886

Total other income (expense)	(1,634,678)	877,901

Net Income Before Minority Interest	53,368,269	31,964,925
Minority Interest in Subsidiary Income	21,350,391	12,800,320

Net Income	$32,017,878	$19,164,605

Net Income Per Unit—Basic and Diluted	$195.09	$116.78

Distributions Per Unit—Basic and Diluted	$56.10	$53.33

Weighted Average Units Outstanding—Basic and Diluted	164,115	164,115

See Notes to Condensed Consolidated Financial Statements

6

 LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Condensed Consolidated Statements of Cash Flows

	Nine Months Ended June 30, 2008	Nine Months Ended June 30, 2007
	(Unaudited)	(Unaudited)
Operating Activities
Net income	$32,017,878	$19,164,605
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,941,547	3,841,189
Minority interest in subsidiary's income	21,350,391	12,800,320
Change in fair value of derivative instruments	(4,912,697)	(108,389)
Write-off of deferred offering costs	184,267	—
Loss from investment under equity method	5,825	—
Other	(95,912)	165,581
Change in operating assets and liabilities:
Restricted cash	(2,327,791)	(1,848,246)
Accounts receivable	(3,317,540)	(2,188,939)
Inventory	(6,433,319)	(3,806,052)
Derivative instruments	(9,208,422)	5,285,501
Prepaid expenses	(800,416)	(966,310)
Accounts payable	826,276	3,095,494
Accrued expenses	439,633	161,419

Net cash provided by operating activities	33,669,720	35,596,173
Investing Activities
Proceeds from marketable securities	—	18,726,834
Payments for marketable securities	—	(46,928)
Capital expenditures	(13,307,848)	(40,817,200)
Payments for equity method investment	(1,138,078)	—
Payments for land options and other	—	(55,965)
Builder commitment fee	—	(500,000)

Net cash used in investing activities	(14,445,926)	(22,693,259)
Financing Activities
Payments of long-term debt	(1,762,295)	(2,469,594)
Proceeds from issuance of long-term debt	35,961,773	10,242,146
Payments of deferred loan costs	—	(547,500)
Deferred offering costs	—	(154,909)
Distribution to minority interest	(6,173,936)	(5,864,557)
Distribution to members	(9,206,851)	(8,752,861)

Net cash provided by (used in) financing activities	18,818,691	(7,547,275)

Net Increase in Cash and Equivalents	38,042,485	5,355,639
Cash and Equivalents—Beginning of Period	17,503,176	10,133,691

Cash and Equivalents—End of Period	$55,545,661	$15,489,330

Supplemental Cash Flow Information
Interest expense paid	$722,525	$405,578
Interest capitalized	1,735,399	438,443

Total interest paid	$2,457,924	$844,021

Supplemental Disclosure of Noncash Investing and Financing Activities
Capital expenditures in accounts payable	$772,585	$1,851,199

See Notes to Condensed Consolidated Financial Statements

7

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited)

June 30, 2008

Note 1: Nature of Operations

        The Company represents Little Sioux Corn Processors, LLC (LLC) and its subsidiary LSCP, LLLP (LLLP). The Company completed the expansion of the plant from a 52 million gallons per year (MGY) plant to a 92 MGY plant in January 2008 and commenced production in February 2008 after initial tests. The Company sells its production of ethanol, distiller's grains and solubles, modified wet distillers grains with solubles, and corn oil in the Continental United States.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

        These condensed consolidated financial statements and related notes should be read in conjunction with the consolidated financial statements and notes included in the Company's audited consolidated financial statements for the year ended September 30, 2007, contained in the Company's annual report of Form 10-K for 2007.

        The condensed consolidated interim financial statements are unaudited. These statements include all adjustments (consisting of normal recurring accruals) that we consider necessary to present a fair statement of the results of operations, financial position, and cash flows. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.

Principles of Consolidation

        The condensed consolidated financial statements include the accounts of the LLC, its 60.15% owned subsidiary, LLLP and its wholly owned subsidiaries Akron Riverview Corn Processors, LLC and Twin Rivers Management Co., LLC. All significant inter-company transactions and balances have been eliminated in consolidation.

Investment

        The equity method of accounting is used for investment sin affiliated entities with are not controlled by the Company and in which are our interest is generally between 20% and 50% and the Company has significant influence over the entity. Our share of earnings or losses of affiliated entities, in which the Company holds at least 20% of the voting securities and has significant influence, but not control over the entity, is included in consolidated operating results. Management analyzes the investment for impairment.

Use of Estimates

        The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

8

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

Revenue Recognition

        The Company generally sells ethanol and related products pursuant to marketing agreements. Revenues are recognized when the marketing company (the "customer") has taken title and assumed the risks and rewards of ownership, prices are fixed or determinable and collectability is reasonably assured. The marketing agreement with ADM provides that an initial price per gallon of ethanol is established upon shipment. ADM knows the final price of ethanol purchased by the end of each day, and the Company can obtain directly from ADM, the final price on a daily basis. However, the Company settles the final price with ADM on a monthly basis as this is administratively easier, even though the daily sales amounts have been determined. The Company typically receives the related paperwork from ADM within five days of month end. Therefore, the Company believes that all sales of ethanol during a month are recorded at a price that is both fixed and determinable and that there are no ethanol sales, during any given month that should be considered contingent and recorded as deferred revenue. The Company's products are generally shipped FOB shipping point.

        In accordance with the Company's agreements for the marketing and sale of ethanol and related products, marketing fees and commissions due to the marketers are deducted from the gross sales price at the time payment is remitted to the Company. However, because the Company is the primary obligor in the sales arrangement with the customer, these marketing fees and commissions are recorded in selling, general and administrative expenses in the accompanying statements of operations.

        The Company records incentives received from federal and state programs related to the production of ethanol, as other income, when the Company has sold the ethanol and completed all the requirements of the applicable incentive program.

Research and Development

        The Company incurs research and development costs related to the development of new products. The Company incurred approximately $872,000 and $2,079,000 in research and development costs for three and nine months ended June 30, 2008, respectively. The Company did not incur any research and development costs for the three or nine months ended June 30, 2007.

New Accounting Pronouncements

        In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. SFAS 161 applies to all derivative instruments and nonderivative instruments that are designated and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS 133 and related hedged items accounted for under SFAS 133. SFAS 161 requires entities to provide greater transparency through additional disclosures about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity's financial position, results of operations, and cash flows. SFAS 161 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2008. The Company currently plans to adopt SFAS 161 during its 2010 fiscal year.

        In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles." This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United

9

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

States. This Statement is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The Company does not believe that implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

Note 3: Inventory

        Inventory is comprised of the following at:

	June 30, 2008	September 30, 2007*
Raw materials	$5,006,362	$1,487,691
Supplies	1,508,381	867,896
Work in process	1,451,143	344,601
Finished goods	1,776,766	609,145

Totals	$9,742,652	$3,309,333

*
Derived from audited consolidated financial statements.

Note 4: Derivative Instruments

        At June 30, 2008, the Company recorded an asset for the fair value of derivative instruments of approximately $13,901,000. None of the positions open at June 30, 2008 are designated as cash flow or fair value hedges. The asset of approximately $13,901,000 in derivative instruments at June 30, 2008 includes a liability for the interest rate swap of approximately $1,393,000 described below and an asset for corn, natural gas, and ethanol options and futures positions of approximately $15,294,000.

        The Company offset revenues with losses of approximately $3,949,000 and $830,000 in its ethanol related derivative instruments for the three months ended June 30, 2008 and 2007, respectively. The Company offset revenues with losses of approximately $9,220,000 and $2,109,000 in its ethanol related derivative instruments for the nine months ended June 30, 2008 and 2007, respectively. The Company has recorded a gain of approximately $31,129,000 and a loss of approximately $4,919,000 in cost of goods sold related to corn and natural gas derivative instruments for the three months ended June 30, 2008 and 2007, respectively. The Company has recorded a gain of approximately $58,743,000 and $10,108,000 in cost of goods sold related to corn and natural gas derivative instruments for the nine months ended June 30, 2008 and 2007, respectively.

        In April 2007, the Company entered into an interest rate swap to limit increased interest expense on a portion of the construction loans upon conversion into term notes. The interest rate swap fixes the interest rate on $36,500,000 of debt at 7.68%, which began in March 2008 and extends until March 2013. The Company has included the liability for the interest rate swap of approximately $1,390,000 with the derivative instruments above at June 30, 2008 and recognized a gain of approximately $1,386,000 and a loss of approximately $955,000 as other expense for the three months ended and nine months ended June 30, 2008, respectively. The Company recorded a loss related to the interest rate swap in the three and nine months ended June 30, 2007 of approximately $397,000.

10

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

Note 5: Construction in Progress

        The Company continues to make payments for the expansion to a 92 MGY plant. The Company anticipates the expansion will cost approximately $75,000,000 with approximately $5,246,000 remaining to be incurred at June 30, 2008. The Company capitalized interest of approximately $114,000 and $1,338,000, including accrued amounts, in the three and nine months ended June 30, 2008, respectively.

Note 6: Revolving Promissory Note

        Under the terms of the financing agreement with the lending institution, the Company has a revolving promissory note for up to $5,000,000, subject to borrowing base limitations based on the amended and restated debt agreement in April 2007. In July 2008 the revolving note was increased to $10,000,000. The revolving promissory note incurs interest monthly at the one-month LIBOR plus 2.80% and is payable in March 2009. The Company pays a commitment fee of 0.25% on the unused portion of the revolving promissory note. There was no balance outstanding on the revolving promissory note at June 30, 2008. The revolving promissory note as well as the term notes and construction loan are subject to protective covenants under a common financing agreement requiring the Company to maintain various financial ratios, including debt service coverage, minimum net worth and working capital requirements, and excess cash flow payments and secured by all business assets.

11

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

Note 7: Long-Term Debt

        Long-term debt consists of the following:

	June 30, 2008	September 30, 2007*
Term note 2 has fixed principal payments due quarterly with interest at the three month LIBOR plus 2.80%, which totaled 5.48% and 8.17% at June 30, 2008 and September 30, 2007, respectively, payable in July 2008. In July 2008, the lending institution amended term note 2 and extended the maturity date until July 20, 2013 with fixed principal payments of approximately $453,000 due quarterly with interest at the three month LIBOR plus 2.80%. The Company had an interest rate swap that fixed the interest on term note 2 which expired in June 2008.	$9,058,774	$9,824,449
Term note 3 bears interest at the three month LIBOR plus 2.80%, which totaled 5.48% and 8.17% at June 30, 2008 and September 30, 2007, respectively. Term note 3 was payable in full on June 1, 2008, but was extended until July 2008, at which point it converted into the Variable Rate Note as described below.	2,554,560	3,434,778
Term note 4 incurred interest at the one month LIBOR plus 2.80%. Term note 4 expired in July 2008. Term note 4 allowed subsequent borrowings up to the original $5,000,000 to the extent of principal payments made until maturity and required a commitment fee of .25% on any used portion.	—	—
Construction loan (see below)	61,381,558	25,419,785
Note payable to Iowa Energy Center, due in monthly payments of $3,472 without interest, maturing on January 29, 2009, secured by real estate, subordinated to term notes.	24,305	55,555
Note payable to bank, due in monthly payments of $5,921 including interest at 6% maturing on January 29, 2009, secured by real estate, subordinated to term notes.	28,581	63,709
Note payable to Iowa Department of Economic Development, due in monthly installments of $1,167 without interest, payable in full on July 1, 2009, secured by all equipment.	154,000	164,500
Capital lease obligation, due in monthly installments initially totaling $6,658 including implicit interest at 3.67% paid in full in March 2008, secured by leased equipment.	—	39,524

Totals	$73,201,778	$39,002,300
Less amounts due within one year	8,056,931	13,259,228

Totals	$65,144,847	$25,743,072

*
Derived from audited consolidated financial statements.

12

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

        In April 2007, the Company obtained construction loan financing for approximately $73,000,000 for the partial funding of the 40 MGY expansion to the Marcus, Iowa ethanol plant. The construction loan bears interest at the one-month LIBOR plus 3.10%, which totaled 5.56% at June 30, 2008. Subsequent to June 30, 2008, the construction loan converted into three separate notes, the Swap Note, the Variable Rate Note, and the Long Term Revolving Note.

Swap Note

        The Swap Note of $36,500,000 will be due in quarterly principal payments initially totaling approximately $612,000, increasing to approximately $876,000, with a final balloon payment of approximately $21,848,000 in July 2013. Interest accrues at the three-month LIBOR plus 2.60%, due quarterly. The Company entered into an interest rate swap to limit increased interest expense on the Swap Note as described in Note 4. The interest rate swap fixes the interest rate at 7.68% until March 2013.

Variable Rate Note

        The Variable Rate Note of approximately $34,055,000 includes the balance remaining on term note 3 of approximately $2,555,000 and an additional loan draw of approximately $11,618,000 received after June 30, 2008. The Variable Rate Note accrues interest at the three-month LIBOR plus 3.00%.

Long Term Revolving Note

        The Long Term Revolving Note is for up to $10,000,000. Upon conversion of the construction loan, the Long Term Revolving Note had a balance of $5,000,000. The Long Term Revolving Note accrues interest at the three month LIBOR plus 3.00%. The Variable Rate Note and the Long Term Revolving Note require quarterly payments of approximately $1,362,000, which is applied first to accrued interest on the Long Term Revolving Note, then to accrued interest and principal on the Variable Rate Note. Once the Variable Rate Note has been repaid, these payments will be applied to accrued interest and principal on the Long Term Revolving Note. Both the Variable Rate Note and the Long Term Revolving Note mature in July 2013. The Long Term Revolving Note allows subsequent borrowings up to the original $10,000,000 until maturity. The Long Term Revolving Note requires a commitment fee of 0.25% on any unused portion.

        The estimated maturities of long-term liabilities at June 30, 2008 are as follows:

2009	$8,056,931
2010	8,467,466
2011	8,879,954
2012	9,463,277
2013	10,086,166
After 2013	28,247,984

Total long-term liabilities	$73,201,778

Note 8: Members' Equity

        In January 2008, the Board of Directors declared a distribution of approximately $15,494,000 from LLLP to the partners, which was paid in February 2008. The LLC received approximately $9,321,000 of

13

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

this distribution. In February 2008, the LLC paid $56.10 per unit to the LLC unit holders on record as of January 14, 2008.

        On May 21, 2008, the Board of Directors of Little Sioux Corn Processors, LLC announced its intent to engage in a reclassification and reorganization of the Company's membership units. The proposed transaction will provide for the reclassification of the Company's units into three separate and distinct classes.

        If the proposed reclassification is approved, we expect that each member of record holding 250 or more units will receive one Class A unit for each common equity unit held by such unit holders prior to the reclassification; each member of record holding as many as 249 units and as few as 125 units will receive one Class B unit for each common equity unit held by such unit holders immediately prior to the reclassification; and unit holders of record who hold 124 or fewer units will receive one Class C unit for each common equity unit held by such unit holders immediately prior to the reclassification.

        If the Company's members approve the proposed amendments to the Company's operating agreement and the reclassification is implemented, the Company anticipates having fewer than 300 unit holders of record of its common equity units with the remaining approximately 600 unit holders split into two additional classes, which would enable the Company to voluntarily terminate the registration of its units under the Securities and Exchange Act of 1934.

        The Board intends to call a special meeting of members to present the proposed transaction to the members of Little Sioux Corn Processors, LLC. This proposed reclassification is subject to the affirmative vote of a majority of the units present at the meeting of the members. The ability to transact business at a special or annual meeting of the members requires the presence, in person or by proxy, of at least 25% of the total outstanding units. Members may vote their units in person by attending the special meeting, or by mailing their completed proxy if they are unable or do not wish to attend. The Company filed a preliminary proxy statement regarding the proposed reclassification described above for SEC review on July 21, 2008, and will file a definitive proxy statement upon completion of SEC review. A definitive proxy statement containing detailed information about the proposed reclassification will be sent to the members prior to the special meeting of members.

Note 9: Related Party Transactions

        The Company has balances and transactions in the normal course of business with various related parties. Revenues from related parties, including ADM, are approximately $68,021,000 and $30,481,000 for the three months ended June 30, 2008 and 2007, respectively. Revenues from related parties are approximately $145,077,000 and $90,602,000 for the nine months ended June 30, 2008 and 2007, respectively. The Company has incurred expenses from related parties for corn purchases, distribution costs, and marketing fees of approximately $9,816,000 and $6,183,000 for the three months ended June 30, 2008 and 2007, respectively. The Company has incurred expenses from related parties of approximately $27,380,000 and $13,654,000 for the nine months ended June 30, 2008 and 2007, respectively.

        The Company incurred approximately $1,463,000 during the three months ended June 30, 2008 and $3,953,000 during the nine months ended June 30, 2008 related to construction in progress performed by investors in LSCP.

14

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

Note 10: Investment

        In May 2008 LSCP, LLLP committed to investing $2,000,000 in Vision Processing Technologies, Inc. (Vision Processing) resulting in a 40% ownership interest through 3,400,000 preferred stock shares. The investment agreement with Vision Processing includes anti-dilution provisions. Vision Processing is a particle processing manufacturer. Since the Company has significant influence over Vision Processing but not control, this investment is accounted for under the equity method of accounting.

        Summarized financial information of the Vision Processing is as follows as of and for the period ending June 30, 2008:

Current assets	$224,320
Non-current assets	3,320,633

Total assets	$3,544,953
Current liabilities	$504,991
Long-term debt	2,921,364

Total liabilities	$3,426,355

Net assets	$118,598

Net revenue	$137,017

Gross profit	$108,923

Net loss	$(14,562)

Equity in loss of Vision Processing	$(5,825)

        The difference between the investment carrying value and the Company's proportionate share of the underlying net assets of Vision Processing is allocated as goodwill in the amount of approximately $1,085,000 at June 30, 2008. This goodwill is evaluated for impairment as part of the total investment. The Company has evaluated this investment for impairment based on discounted cash flows valuation methodologies and financial projections and does not believe any impairment exists as of June 30, 2008.

15

LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

Note 11: Commitments, and Contingencies

Contractual Obligations

        The following table provides information regarding the consolidated contractual obligations of the Company as of June 30, 2008:

	Total	Less than One Year	One to Three Years	Three to Five Years	Greater Than Five Years
Long-Term Debt Obligations(1)	$91,056,049	$12,324,394	$25,150,040	$25,057,542	$28,524,073
Operating Lease Obligations	2,682,816	337,846	675,120	658,520	1,011,330
Purchase Obligations(2)	45,802,697	45,528,276	274,421	—	—

Total Contractual Obligations	$139,541,562	$58,190,516	$26,099,581	$25,716,062	$29,535,403

(1)
Long-Term Debt Obligations include estimated interest and interest on unused debt

(2)
Purchase obligations primarily include forward contracts for corn, natural gas, and denaturant as well as remaining amounts for construction in progress.

Crude Corn Oil Purchase Agreement

        On June 24, 2008, LSCP entered into an agreement with Soy Energy, LLC, an Iowa limited liability company ("Soy Energy"), in which Soy Energy will purchase 820,000 pounds of corn oil produced by LSCP per month, with a conditional option to purchase additional corn oil.

        The Agreement will have an initial term of three years, commencing on the date of the first delivery of corn oil under the Agreement, with automatic renewal periods of one year. The Agreement may be terminated upon written notice from either party within ninety days of the expiration of a term, for uncured breach or cause, if LSCP ceases the production/separation of corn oil, or if Soy Energy fails to provide a date of first delivery for corn oil prior to June 30, 2010.

16

ITEM 2.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

        We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the three-month period and nine-month period ended June 30, 2008, compared to the same period of the prior fiscal year. This discussion should be read in conjunction with the consolidated financial statements and notes and the Management's Discussion and Analysis section for the fiscal year ended September 30, 2007, included in the Company's Annual Report on Form 10-K.

Disclosure Regarding Forward-Looking Statements

        This report contains historical information, as well as forward-looking statements. These forward-looking statements include any statements that involve known and unknown risks and relate to future events and our expectations regarding future performance or conditions. Words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "future," "intend," "could," "hope," "predict," "target," "potential," or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements, and others we make from time to time, are subject to a number of risks and uncertainties. Many factors could cause actual results to differ materially from those projected in forward-looking statements. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include, but are not limited to:

  •
  Changes in the availability and price of corn;

  •
  Projected growth, overcapacity or increased competition in the ethanol market in which we operate;

  •
  Fluctuations in the price and market for ethanol and distillers grains;

  •
  Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;

  •
  Changes in our development plans for expanding, maintaining or contracting our presence in the market in which we operate;

  •
  Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;

  •
  Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices;

  •
  Fluctuations in US oil consumption and petroleum prices;

  •
  The availability and adequacy of our cash flow to meet our requirements;

  •
  Competition from alternative fuels and alternative fuel additives; and

  •
  Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries.

        The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We do not undertake any duty to update forward-looking statements after the date they are made or to conform them to actual results or to changes in circumstances or expectations. Furthermore, we cannot guarantee future results, events, levels of activity, performance, or achievements. We caution you not to put undue reliance on any forward-looking statements, which

17

speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

Overview

        Little Sioux Corn Processors, L.L.C. (the "Company") is an Iowa limited liability company that owns the sole general partnership interest of LSCP, LLLP, (the "Partnership") an Iowa limited liability limited partnership. As general partner, we currently manage the business and day-to-day operations of the Partnership's 92 million gallon per year (MGY) ethanol plant located near Marcus, Iowa in northwest Iowa. We currently own a 60.15% ownership interest in the Partnership. The Partnership has two wholly owned subsidiaries, Akron Riverview Corn Processors, LLC ("Akron") and Twin Rivers Management Co., LLC ("Twin Rivers"). Akron is an Iowa limited liability company that is developing a 100 MGY ethanol plant in Plymouth County, near Akron, Iowa, however, further development of this project is currently suspended. Twin Rivers is an Iowa limited liability company that anticipates managing Akron's ethanol plant once constructed. The Company, its Partnership, and the Partnership's subsidiaries are collectively referred to in this report as "LSCP," "we," or "us." The Company invested in Vision Processing Technologies, Inc. ("Vision"), a Minnesota corporation and particle processing manufacturer.

        In January 2008, we completed the operational and processing components of a 40 million gallon expansion project, which increased our plant's production capacity from 52 million gallons per year to 92 million gallons per year. Some additional work for the expansion, such as increased rail siding, is expected to be completed by early fall 2008.

        Our revenues are derived from the sale and distribution of our ethanol, distillers grains and corn oil throughout the continental United States. In fiscal year 2008, we anticipate producing approximately 86.3 million gallons of ethanol, 418,500 tons of distillers grains, and 12.2 million pounds of corn oil from approximately 30.8 million bushels of corn. We currently are on target for this production goal. However, there is no guarantee that we will be able to continue to operate at these production levels.

        Corn is supplied to us primarily from local agricultural producers and from purchases of corn on the open market. After processing the corn, our ethanol is sold to Archer Daniels Midland Co. ("ADM"), which subsequently markets and sells the ethanol to gasoline blenders and refineries located throughout the continental United States. The revenue we receive from the sale of ethanol to ADM is based upon the price that ADM receives from the sale to its customers, minus a marketing fee and commission. While we can obtain the final price for our ethanol from ADM on a daily basis, for administrative reasons, we settle the final price with ADM on a monthly basis.

        We sell some of our distillers grains directly to local farmers. The remainder is sold through our marketing agreement with CHS, Inc., a Minnesota cooperative corporation ("CHS"), that markets and sells our distillers grains to livestock feeders. For our distillers grains sold by CHS, we receive a percentage of the selling price actually received by CHS from its customers.

        We directly market and sell our corn oil to regional wholesalers and end users. Presently, the end use of our corn oil is in the livestock and biodiesel industries. We recently entered into an agreement with Soy Energy, LLC, an anticipated biodiesel plant also in Marcus, Iowa, for the sale of a large portion of our corn oil supply, when the biodiesel plant commences operation.

        We are subject to industry-wide factors that affect our operating income and cost of production. Our operating results are largely driven by the prices at which we sell ethanol, distillers grain and corn oil and the costs related to their production. Historically, the price of ethanol tends to fluctuate in the same direction as the price of unleaded gasoline and other petroleum products. However, surplus

18

ethanol supplies tend to put downward price pressure on ethanol. In addition, the price of ethanol is generally influenced by factors such as general economic conditions, the weather, and government policies and programs. The price of distillers grains is generally influenced by supply and demand, the price of substitute livestock feed, such as corn and soybean meal, and other animal feed proteins. Surplus grain supplies tend to put downward price pressure on distillers grains. In addition, our revenues are also impacted by such factors as our dependence on one or a few major customers who market and distribute our products; the intensely competitive nature of our industry; possible legislation at the federal, state, and/or local level; and changes in federal ethanol tax incentives.

        Our two largest costs of production are corn and natural gas. The cost of corn is affected primarily by factors over which we lack any control such as crop production, carryout, exports, government policies and programs, risk management and weather. Natural gas prices fluctuate with the energy complex in general. Over the last few years, natural gas prices have trended higher than average and it appears prices will continue to trend higher due to the high price of alternative fuels such as fuel oil. Our costs of production are also affected by the cost of complying with the extensive environmental laws that regulate our industry.

Results of Operations for the Nine Months Ended June 30, 2008 and 2007

        The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our consolidated statements of operations for the nine months ended June 30, 2008 and 2007:

	June 30, 2008		June 30, 2007
Income Statement Data	Amount	%	Amount	%
Revenues	$156,367,719	100.0	$99,893,709	100.0
Cost of Goods Sold	94,633,733	60.52	65,077,754	65.15

Gross Profit	61,733,986	39.48	34,815,955	34.85
Operating Expenses	6,731,039	4.30	3,728,931	3.73

Operating Income (Loss)	55,002,947	35.18	31,087,024	31.12
Total Other Income (Expense)	(1,634,678)	(1.05)	877,901	0.88

Net Income Before Minority Interest	53,368,269	34.13	31,964,925	32.00
Minority Interest in Subsidiary Income	21,350,391	13.65	12,800,320	12.81

Net Income	$32,017,878	20.48	$19,164,605	19.18

         Revenues.    The increase in revenues from the nine months ended June 30, 2008 compared to the nine months ended June 30, 2007 is due primarily to an increase in the number of gallons of ethanol we sold due to completion of our plant expansion. The average price received for our ethanol for the nine months ended June 30, 2008 increased only moderately compared to the average price received for ethanol during the nine months ended June 30, 2007. The increase in revenues was partially offset by our losses from derivative instruments related to ethanol hedging which increased by approximately $7,111,000 from the nine moths ended June 30, 2007 to the nine months ended June 30, 2008. These losses from derivative instruments are recorded as a reduction of revenue. Revenue from sales of our co-products increased by approximately 92% in the nine months ended June 30, 2008 compared to the nine months ended June 30, 2007 due to increased production of the co-products resulting from our plant expansion and an increase in the average price received for our co-products.

        Growth in ethanol usage has been supported by regulatory requirements dictating the use of renewable fuels, including ethanol. The Energy Independence and Security Act of 2007 signed into law on December 19, 2007, increased the mandated minimum use of renewable fuels to 9 billion gallons in 2008 (up from a 5.4 billion gallon mandated for 2008 under the Energy Policy Act of 2005). The

19

mandated usage of renewable fuels increases to 36 billion gallons in 2022. In April 2008, Governor Perry of Texas requested the Environmental Protection Agency (EPA) to waive or restructure these renewable fuels mandates. However, on August 7, 2008 the EPA refused the request and left the renewable fuels standard in place. If the EPA had decided to waive or restructure the renewable fuels mandates, such changes would have likely had a significant negative impact on our business and we cannot be certain that changes in economics or other conditions will not warrant changes to the renewable fuels mandates in the future.

        It is expected that annual ethanol production capacity in the U.S. will total in excess of 12 billion gallons annually by the end of 2008. This additional capacity may cause supply to exceed demand, even with renewable fuels mandates. If additional demand for ethanol is not created, through either additions to discretionary blending (through increased penetration rates in areas that blend ethanol today or through the establishment of new markets where little to no ethanol is blended today), or through increased governmental mandates at either the federal or state level, the excess supply may cause ethanol prices to decrease, perhaps substantially.

        We expect ethanol prices to remain steady through 2008 because of strong energy pricing. We expect the sale price of distillers grain to remain strong during the remainder of fiscal year 2008 and to fluctuate in tandem with the price of corn. As a result, we conservatively expect the percentage of revenues from the sale of fuel ethanol and the percentage of revenue from the sale of distillers grains to remain steady during the fiscal year 2008.

        With respect to co-products, we are exploring new ways to market and utilize our corn oil and we believe this will result in the continued increase of our sales for our co-products. To that end, we have contracted to sell our corn oil directly to an anticipated nearby biodiesel plant, Soy Energy, LLC. Currently, we are running our corn oil separation unit to the extent we can sell our corn oil to other sources.

         Cost of Goods Sold.    Our cost of goods sold as a percentage of revenues were 60.52% and 65.15% for the nine months ended June 30, 2008 and 2007, respectively. The decrease in our cost of goods sold from period to period is primarily due to our increased gains from hedging.

        Gains from hedging increased by approximately $48,635,000 from the nine months ended June 30, 2007 compared to the nine months ended June 30, 2008. Increased gains from hedging for the nine months ended June 30, 2008 offset all of our increase in costs of goods sold. We are marking to market our hedge positions, which means as the current market price of our hedge positions changes, the gain and losses are immediately recognized in our cost of goods sold. Therefore, gains or losses included in the results for this period may also be for anticipated corn purchases in future periods.

        Corn costs significantly impact our cost of goods sold. As of July 15, 2008, the United States Department of Agriculture (USDA) estimated that the price for corn in the 2007/2008 marketing year would average $4.25 to $4.45 per bushel and for the 2008/2009 marketing year the average $4.90 to $5.90 per bushel. The USDA expected increased competition from soybeans for the 2009 acres would lead to increased corn prices. In addition, the flooding in the Midwest has led to uncertainty about this year's corn yields. The shorter growing season could effect the quality or quantity of the corn crop. Therefore, the delay in planting will make estimating prices difficult until the harvest season actually begins. If predicted corn yields are largely accurate, then we anticipate prices may remain steady or decrease, but if actual corn yields are lower than estimated, corn prices will likely increase further.

        Natural gas prices have fluctuated significantly during 2007 and 2008, and could again increase significantly as a result of actual or perceived shortages in supply. We expect continued volatility in the natural gas market. Global demand for natural gas is expected to continue to increase, which may drive up prices. Any ongoing increases in the price of natural gas will increase our cost of production and may negatively impact our profit margins. Natural gas prices are a large component of our cost of

20

goods sold and we anticipate the price we pay for natural gas will continue to be volatile from period to period.

         Operating Expenses.    Our operating expenses as a percentage of revenues increased for the nine months ended June 30, 2008 and June 30, 2007, which were 4.30% and 3.73% respectively, due largely to increased research and development expenditures.

         Operating Income.    Our income from operations for the nine months ended June 30, 2008 totaled approximately $55,003,000 compared to income of approximately $31,087,000 for the nine months ended June 30, 2007. This increase was largely a result of increased hedging gains, which was partially offset by higher corn prices and our increased production due to expansion of our plant.

         Other Income (Expense).    Our other income (expense) totaled a loss of approximately $1,635,000 for the nine months ended June 30, 2008 compared to income of approximately $878,000 for the same period in 2007. The net increase in expense is primarily due to interest now being expensed since the plant expansion is substantially complete, whereas in 2007 the majority of interest was capitalized. For more information see "Indebtedness" below.

Results of Operations for the Three Months Ended June 30, 2008 and 2007

        The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our consolidated statements of operations for the three months ended June 30, 2008 and 2007:

	June 30, 2008		June 30, 2007
Income Statement Data	Amount	%	Amount	%
Revenues	$73,027,140	100.0	$33,213,669	100.0
Cost of Goods Sold	43,405,745	59.44	32,341,266	97.37

Gross Profit	29,621,395	40.56	872,403	2.63
Operating Expenses	2,359,368	3.23	1,200,206	3.61

Operating Income (Loss)	27,262,027	37.33	(327,803)	(0.99)
Total Other Income	699,565	0.96	675,759	2.03

Net Income Before Minority Interest	27,961,592	38.29	347,956	1.05
Minority Interest in Subsidiary Income	11,168,315	15.29	167,068	0.50

Net Income	$16,793,277	23.00	$180,888	0.54

21

         Revenues.    The increase in revenues from the three months ended June 30, 2008 compared to the three months ended June 30, 2007 is due primarily to an increase in the number of gallons of ethanol we sold due to completion of our plant expansion. The average price received for our ethanol for the three months ended June 30, 2008 increased approximately 7% compared to the average price received for ethanol during the three months ended June 30, 2007. The increase in revenues was partially offset by our losses from derivative instruments related to ethanol hedging which increased by approximately $3,119,000 from the three months ended June 30, 2007 to the three months ended June 30, 2008. These loss amounts are recorded as a reduction of revenue. Revenue from sales of our co-products increased by approximately 138% in the three months ended June 30, 2008 compared to the three months ended June 30, 2007 due to increased production of the co-products resulting from our plant expansion and an increase in the average price received for our co-products.

         Cost of Goods Sold.    Our cost of goods sold as a percentage of revenues were 59.44% and 97.37% for the three months ended June 30, 2008 and 2007, respectively. The decrease in our cost of goods sold from period to period is primarily due to increased hedging gains. Gains from hedging increased by approximately $36,048,000 from the three months ended June 30, 2007 to the three months ended June 30, 2008. Increased gains from hedging for the three months ended June 30, 2008 offset all of our increase in costs of goods sold. We are marking to market our hedge positions, which means as the current market price of our hedge positions changes, the gain and losses are immediately recognized in our cost of goods sold. Therefore, gains or losses included in the results for this period may also be for anticipated corn purchases in future periods.

        Corn costs significantly impact our cost of goods sold. For the three months ended June 30, 2008, we paid an average of $5.62 per bushel of corn. For the three months ended June 30, 2007, we paid an average of $4.36 per bushel of corn. The per bushel cost of corn purchased increased approximately 29% in the three months ended June 30, 2008 as compared to the three months ended June 30, 2007, without taking our corn hedges into account. When our corn hedges are factored in, the per bushel cost of corn purchased decreased approximately 30% for the three months ended June 30, 2008 as compared to the three months ended June 30, 2007.

        For the three months ended June 30, 2008, we paid a weighted average of $10.85 per mmbtu of natural gas. For the three months ended June 30, 2007, we paid a weighted average of $7.51 per mmbtu. The price we paid for the three months ended June 30, 2008 is up from the price paid for the three months ended June 30, 2007 and was partially offset from gains from natural gas hedges. Natural gas prices are a large component of our cost of goods sold and we anticipate the price we pay for natural gas will continue to be volatile from period to period.

         Operating Expenses.    Our operating expenses as a percentage of revenues were 3.23% and 3.61% for the three months ended June 30, 2008 and 2007, respectively. This slight decrease resulted from increased efficiencies from operating the expanded plant at the new higher ethanol production rate.

         Operating Income (Loss).    Our income from operations for the three months ended June 30, 2008 totaled approximately $27,262,000 compared to a loss of approximately $328,000 for the three months ended June 30, 2007. This increase was a result of the substantial increase in revenue and gross profit, which resulted largely from our increased operating capacity after completion of our plant expansion and our increased hedging gains. We had less expense associated with the development of Akron for the three months ended June 30, 2008, which was offset by increased research and development expenditures.

         Other Income (Expense).    Our other income remained relatively constant for the three months ended June 30, 2008 and June 30, 20007, which totaled approximately $700,000 and $676,000 respectively. In 2007, we were capitalizing interest costs incurred, but expensed most of these costs in 2008 as the plant was substantially complete. In addition, our interest rate swap increased

22

approximately $1,386,000 in value during the three months ended June 30, 2008 compared with an increase of approximately $397,000 during the same period in 2007.

Changes in Financial Condition for the Nine Months Ended June 30, 2008

        Total assets were approximately $205,928,000 at June 30, 2008 compared to approximately $136,412,000 at September 30, 2007. Current assets totaled approximately $91,320,000 at June 30, 2008, up from approximately $26,498,000 at September 30, 2007. The change in total assets is due to an increase of all our categories of assets, as a result of our plant expansion which increased our plant buildings and equipment with an increase in our inventory and accounts receivable due to our increased production capacity. In addition, we have substantially more raw materials on hand at June 30, 2008 then we did at September 30, 2007, because of our plant expansion to 92 MGY production and expanded storage facilities.

        Total current liabilities totaled approximately $16,115,000 at June 30, 2008 compared to approximately $23,988,000 at September 30, 2007. This decrease resulted primarily from refinancing our debt on a long-term basis. Accrued expenses increased primarily as a result of higher accrued interest related to additional debt at June 30, 2008 compared to September 30, 2007. Additionally, long-term debt, net of current maturities, totaled approximately $65,145,000 at June 30, 2008 up from approximately $25,743,000 at September 30, 2007. This increase occurred as a result of additional debt resulting from the expansion of our plant.

Strategies

  Marcus Plant Operations

        During fiscal year 2006, we commenced a plant expansion to increase the ethanol production capacity of our plant by 40 million gallons to 92 million gallons annually. We currently expect that the total cost of the expansion project will be approximately $75,000,000, approximately $2,200,000 more than originally estimated. The increase was due to our purchase of an oil separation unit. We did not, however, increase the amount of our construction loan to include this additional $2,200,000 cost as we have paid approximately $1,800,000 for the oil separation unit with our cash from operations and will repay the remaining balance on the oil separation unit from our cash as well. The oil separation unit is currently operating at our plant, but not yet at full capacity. We received our certificate of substantial completion on the expansion on January 15, 2008 and commenced operating at the 92 million gallon capacity on January 19, 2008. Final land grading and rail siding work is expected to be complete by early fall 2008.

        On April 5, 2007, we entered into an Amended and Restated Construction Loan Agreement (the "Amended Agreement") with First National Bank of Omaha, N.A. ("FNBO") to finance the 40 million gallon expansion. In July 2008 we entered into the fifth amendment to the Amended Agreement, which converted the construction loan and Term Note 3 into term debt consisting of a swap loan for $36,500,000, a variable rate loan of $34,054,560 and a long term revolving loan of $10,000,000. For additional information regarding our expansion debt financing commitment, see "Item 2—Management's Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness, Expansion Debt Financing."

        Management anticipates that the plant will continue to operate at or above our expanded name-plate capacity of 92 MGY. Although tangential work on our plant expansion project, such as rail siding, road work and landscaping, will continue until early fall 2008, we do not anticipate that this work will substantially interfere with our production capabilities.

        We expect to have sufficient cash from cash flow generated by continuing operations, additional debt financing secured to fund plant expansion, current lines of credit through our revolving promissory

23

note, and cash reserves to cover the costs of expansion as well as our usual operating costs over the next 12 months, which consist primarily of corn supply, natural gas supply, staffing, office, audit, legal, compliance, working capital costs and debt service obligations.

        We expect our total operating costs to increase because of the increase in our production capacity for our completed plant expansion. We expect to offset the increase in operating costs by increased ethanol revenues, however, a variety of market factors can affect both operating costs and revenues and many of these factors are beyond our control.

  Akron Ethanol Plant Development

        As of the date of this report, further development of Akron's ethanol plant remains suspended. We continue to monitor the market conditions to determine if and when this project will be feasible. We entered into a Third Amendment and Extension to the Letter of Intent between Akron and Fagen, Inc. ("Fagen"), effective as of May 30, 2008 (the "Third LOI Amendment"). The Third LOI Amendment gives the parties until December 31, 2008 to execute definitive documents for the construction of the plant. If the definitive documents are not entered into by such time, then the agreement may be terminated. The Third LOI Amendment also sets the contract price at approximately $149,912,000 or Fagen's then current price. This contract price will be effective through November 30, 2008. If Akron has not given Fagen a notice to proceed by this time, then the contract price shall adjust on December 1, 2008, and on the first day of each month thereafter that a notice to proceed is not given, to Fagen's then current price for the construction project.

        There is no assurance that our involvement with the Akron plant, or the project, will be successful. We will continually evaluate market conditions to determine the feasibility of resuming the Akron project. There is no assurance that the Akron project will be further developed or completed.

  Vision

        On May 20, 2008, we purchased 3,400,000 shares of the preferred stock of Vision representing a 40% ownership interest in Vision for $2,000,000. Vision is a Minnesota corporation and a particle processing manufacturer. Under the terms of the stock purchase transaction, we are entitled to appoint two of the five directors to Vision's Board of Directors and are given veto power over certain actions of the Vision's Board of Directors and Members. We anticipate conducting research and development projects with Vision.

  Deregistration

        On May 21, 2008, we announced our intent to engage in a reclassification and reorganization of our membership units. The proposed transaction will provide for the reclassification of our units into three separate and distinct classes.

        If the proposed reclassification is approved, we expect that each member of record holding 250 or more units will receive one Class A unit for each common equity unit held by such unit holders prior to the reclassification; each member of record holding as many as 249 units and as few as 125 units will receive one Class B unit for each common equity unit held by such unit holders immediately prior to the reclassification; and our unit holders of record who hold 124 or fewer units will receive one Class C unit for each common equity unit held by such unit holders immediately prior to the reclassification.

        If the Company's members approve the proposed amendments to our operating agreement and the reclassification is implemented, we anticipate having fewer than 300 unit holders of record of our common equity units with the remaining approximately 600 unit holders split into two additional classes, which would allow us to voluntarily terminate the registration of our units under the Securities and Exchange Act of 1934.

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Distribution

        The board of directors have not approved, nor have any distributions been paid, during the three months ended June 30, 2008.

Liquidity and Capital Resources

        The following table shows cash flows for the nine months ended June 30, 2008 and 2007:

	2008	2007
Net cash provided by operating activities	$33,669,720	$35,596,173
Net cash used in investing activities	$(14,445,926)	$(22,693,259)
Net cash provided by (used in) financing activities	$18,818,691	$(7,547,275)

Net increase in cash and equivalents	$38,042,485	$5,355,639

         Operating Cash Flows.    Cash provided by operating activities was approximately $33,670,000 for the nine months ended June 30, 2008, which was a decrease from the approximately $35,596,000 provided by operating activities for the nine months ended June 30, 2007. This decrease was the result of higher current asset balances with the expanded plant in operations and increased derivatives activity. Our capital needs are being adequately met through cash from our operating activities and our current credit facilities.

         Investing Cash Flows.    Cash used in investing activities was approximately $14,446,000 for the nine months ended June 30, 2008, compared to approximately $22,693,000 for the nine months ended June 30, 2007. This decrease in cash used resulted from the expansion of our plant being completed in January 2008 and with the majority of the costs spent on the expansion during the nine months ended June 30, 2007.

         Financing Cash Flows.    Cash provided by financing activities was approximately $18,819,000 for the nine months ended June 30, 2008, compared to approximately $7,547,000 in cash used for financing activities for the nine months ended June 30, 2007. This change was a result of receiving proceeds from our construction note during the nine months ended June 30, 2008, which served to replenish capital expenditures previously paid with cash on hand. We also used cash to pay down our debt by approximately $1,762,000 for the nine months ended June 30, 2008 compared to approximately $2,470,000 for the nine months ended June 30, 2007.

  Indebtedness

Short-Term Debt Sources.    We maintain a line of credit with First National Bank of Omaha to finance short-term working capital requirements. This line of credit was initially set to expire in March 2008, however, we executed several amendments with First National Bank of Omaha to extend this line of credit, which most recently was extended through March 31, 2009. Under the amendment in June 2008, the amount we could borrow under the line of credit was increased from $5,000,000 to $10,000,000. The interest payable on the line of credit is due monthly at the one-month LIBOR plus 2.80%. We pay a commitment fee of 0.25% on the unused portion of the line. The maximum available credit under this line of credit is based on receivable and inventory balances. Our current receivable and inventory balances are not sufficient to allow us to use the maximum amount of the operating line of credit. The operating line of credit is subject to protective covenants requiring us to maintain various financial ratios, which ratios we are currently in compliance with, and is secured by all of our business assets. There was no outstanding balance as of June 30, 2008.

        We had short-term debt financing consisting of a construction note for up to $73,000,000 for the partial funding of the 40 MGY expansion to the Marcus facility. The principal balance on this note was

25

approximately $61,382,000 as of July 30, 2008 when it converted into term notes. See "Expansion Debt Financing" below for a description of the converted term notes.

         Long-Term Debt Sources.    We have long-term debt financing consisting of three term notes held by First National Bank of Omaha and referred to as Term Notes 2, 3, and 4. At June 30, 2008, the principal balance on Term Note 2 was $9,058,774. Term Note 2 is payable in quarterly installments. Interest on Term Note 2 is at the three-month LIBOR plus 2.80%, which totaled 5.48% as of June 30, 2008. Term Note 2 was extended until July 20, 2008 and then renewed and rolled in with our construction loan and is now payable in full on July 20, 2013 (referred to after conversion as the "Amended and Restated Existing Swap Note"). We will begin making payments under the Amended and Restated Existing Swap Note on September 1, 2008. The Amended and Restated Existing Swap Note will be payable in quarterly installments and interest will be at the three month LIBOR plus 3.0%.

        Term Note 3 was converted with the construction loan into a variable rate term loan in the amount of approximately $34,055,000, which includes additional amounts after June 30, 2008 available for the completion of the expansion construction.

        At June 30, 2008, there was no principal balance on Term Note 4 and it expired on July 20, 2008 without a balance.

        We have a note in the amount of $24,305 payable to the Iowa Energy Center on which we pay monthly installments of $3,472 without interest. This note is secured by real estate, but is subordinated to the term notes. It matures on January 29, 2009.

        We have a note with Farmers State Bank of Marcus, Iowa in the amount of $28,581 on which we pay monthly installments of $5,921, including interest at 6%. This note is secured by real estate, but is subordinated to the term notes. It matures on January 29, 2009.

        We have a note totaling $154,000 payable to the Iowa Department of Economic Development on which we pay monthly installments of $1,167 without interest. This note is secured by all equipment and matures on July 1, 2009.

         Expansion Debt Financing.    We have entered into an Amended and Restated Construction Loan Agreement with First National Bank of Omaha, N.A. ("FNBO") to finance the 40 million gallon expansion of our plant. Under the Amended and Restated Construction Loan Agreement, FNBO has agreed to loan us up to $73,000,000 (the "Construction Loan") for the purpose of partially funding the construction of the 40 million gallon per year expansion of our facility and the subsequent replacement of the Construction Loan with an amount of up to $82,278,227 (the "Term Loan"), together with a $10,000,000 operating line of credit and letter of credit facility (the "Operating Loan") and swap contracts.

        Subsequently, we entered into five amendments to the Amended and Restated Construction Loan Agreement (the Amended and Restated Construction Loan Agreement together with the amendments are collectively referred to as the Amended Agreement). These amendments made only minor changes to our loan agreement. The first amendment increased the total expansion costs, but not our borrowings, to $75,000,000. This $2,000,000 increase was to accommodate our purchase of a corn oil separation unit. Our borrowings under the Amended Agreement did not increase because we are paying for the corn oil separation unit out of our cash funds, of which approximately $1,800,000 has already been paid. The second amendment extended our Operating Loan to April 30, 2008, originally set to expire in March 2008. The third amendment further extend our Operating Loan to June 1, 2008. The fourth amendment extended our Term Notes 2, 3 and 4 to July 20, 2008 and at the same time we extended our Operating Loan to March 31, 2009. The fifth amendment converted the Construction Loan and Term Note 3 into term debt consisting of a swap loan for $36,500,000, a variable rate loan of approximately $34,055,000 and a long term revolving loan of $10,000,000.

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  Critical Accounting Policies and Estimates

        This discussion and analysis of financial condition and results of operations are based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. Note 2 to our condensed consolidated financial statements contain summaries of our accounting policies, many of which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments, including those related to accrued expenses, financing operations, and contingencies and litigation. Management bases its estimates and judgments on historical experience and on various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We do not currently deem any of our accounting estimates described in the notes to our consolidated financial statements to be critical.

Off-Balance Sheet Arrangements

        We currently have no off-balance sheet arrangements.

ITEM 3.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

        We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as all of our business is conducted in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn and natural gas. We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

Interest Rate Risk

        We are exposed to market risk from changes in interest rates. Exposure to interest rate risk results primarily from holding a revolving promissory note and term notes which have variable interest rates. Specifically, we have approximately $36,495,000 outstanding in variable rate debt as of June 30, 2008. The specifics of each note are discussed in greater detail in "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness."

        In order to achieve a fixed interest rate on portions of our debt, we entered into an interest rate swap, which help protect our exposure to increases in interest rates and the swap fixes the interest rate on the $36,500,000 of debt under the swap note, that resulted from conversion of our construction loan, at 7.68% for the period of March 1, 2008 to March 1, 2013. When the three-month LIBOR plus the applicable premium exceeds the fixed rate of 7.68%, we receive payments for the difference between the market rate and the swap rate. Conversely, when the three-month LIBOR plus the applicable premium is below 7.68%, we make payments for the difference between the market rate and the swap rate. While our exposure is now greatly reduced, there can be no assurance that the interest rate swap agreement will provide us with protection in all scenarios. For example, if interest rates were to fall below 7.68%, we would still be obligated pay interest at the fixed rate.

Commodity Price Risk

        We are also exposed to market risk from changes in commodity prices. Exposure to commodity price risk results from our dependence on corn and natural gas in the ethanol production process. We seek to minimize the risks from fluctuations in the prices of corn and natural gas through the use of

27

derivative instruments. In practice, as markets move, we actively manage our risk and adjust hedging strategies as appropriate. Although we believe our hedge positions accomplish an economic hedge against our future purchases, they are not designated as such for hedge accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged. We are marking to market our hedge positions, which means as the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of goods sold.

        The immediate recognition of hedging gains and losses can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged. At June 30, 2008 and September 30, 2007, the gross value of our derivative instruments for corn, natural gas, and ethanol was an asset of approximately $13,901,000 and an asset in the amount of approximately $9,426,000, respectively. There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of corn or natural gas. However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.

        To manage our corn price risk, our hedging strategy is designed to establish a price ceiling and floor for our corn purchases. We have taken a net long position on our exchange traded futures and options contracts, which allows us to offset increases or decreases in the market price of corn. The upper limit of loss on our futures contracts is the difference between the contract price and the cash market price of corn at the time of the execution of the contract. The upper limit of loss on our exchange traded and over-the-counter option contracts is limited to the amount of the premium we paid for the option.

        We estimate that our expected corn usage will be approximately 31 million bushels per year for the production of 92 million gallons of ethanol. We have price protection in place for all of our expected corn usage for fiscal year 2008 using forward contracts, CBOT futures and options and Over-the-Counter option contracts. As corn prices move in reaction to market trends and information, our income statement will be affected, depending on the impact such market movements have on the value of our derivative instruments. As we move forward, additional price protection may be required to solidify our margins in future fiscal years. Depending on market movements, crop prospects and weather, these price protection positions may cause immediate adverse effects, but are expected to produce long-term positive growth for us.

        To manage our natural gas price risk, we entered into a natural gas purchase agreement with our supplier to supply us with natural gas. This purchase agreement fixes the price at which we purchase natural gas. We have purchased a portion of our fiscal year 2008 natural gas requirements utilizing both cash, futures and options contracts. We may also purchase additional natural gas requirements for our fiscal year 2008 as we attempt to further reduce our susceptibility to price increases. We have entered into ethanol derivative instruments to hedge the variability of ethanol prices.

        A sensitivity analysis has been prepared to estimate our exposure to corn, ethanol and natural gas price risk. The table presents the net fair value of our derivative instruments as of June 30, 2008 and September 30, 2007 and the potential loss in fair value resulting from a hypothetical 10% adverse change in such prices. The fair value of the positions is a summation of the fair values calculated by valuing each net position at quoted market prices as of the applicable date. The results of this analysis, which may differ from actual results, are as follows:

	Fair Value	Effect of Hypothetical Adverse Change— Market Risk
June 30, 2008	$13,901,000	$(1,390,100)
September 30, 2007	$9,426,000	$(942,600)

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ITEM 4T.    CONTROLS AND PROCEDURES.

        Our management, including our President and Chief Executive Officer (the principal executive officer), Stephen Roe, along with our Chief Financial Officer (the principal financial officer), Gary Grotjohn, have reviewed and evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended) as of June 30, 2008. Based upon this review and evaluation, these officers have concluded that our disclosure controls and procedures are effective to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission; and to ensure that the information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

CHANGES IN INTERNAL CONTROLS OVER FINANCIAL REPORTING

        We are in the process of upgrading our systems, implementing additional financial and management controls, and reporting systems and procedures. We are currently undergoing a comprehensive effort in preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002. This effort, under the direction of senior management, includes documentation, and testing of our general computer controls and business processes. We are currently in the process of formalizing an internal audit plan that includes performing a risk assessment, establishing a reporting methodology and testing internal controls and procedures over financial reporting.

        Except as described above, there has been no change in our internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that occurred in the fiscal quarter ended June 30, 2008 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

ITEM 1.    LEGAL PROCEEDINGS.

        From time to time in the ordinary course of business, we or the Partnership may be named as a defendant in legal proceedings related to various issues, including without limitation, workers' compensation claims, tort claims, or contractual disputes. We are not currently involved in any material legal proceedings, directly or indirectly, and we are not aware of any claims pending or threatened against us or any of the directors that could result in the commencement of legal proceedings.

ITEM 1A.    RISK FACTORS

        Risk factors are discussed in our annual report on Form 10-K. The risks described in our annual report on Form 10-K are not the only risks facing us. The following risk factors are provided to supplement and update the risk factors previously disclosed in our Form 10-K. The risk factors set forth below should be read in conjunction with the considerations set forth above in "MANAGEMENT'S DISCUSSION AND ANALYSIS" and the risk factors set forth in our annual report on Form 10-K.

        Recent flooding in the Midwest may have a negative impact on our ability to obtain feedstock. The Midwest experienced significant flooding in June 2008. This resulted in some acres not being able to be planted for the season and other acres being planted late. A shorter planting season may effect the quality or quantity of the corn crop. If this results in less corn being produced, we may have difficulty

29

obtaining adequate amounts of corn to operate our plant or may not be able to obtain corn at profitable prices, which would have a negative impact on our business.

        Recent threats to tariffs imposed on ethanol imported into the United States may result in the expiration of these tariffs, which would likely increase competition for our product. Brazil is expected make a complaint with the World Trade Organization (WTO) about the United States ethanol tariffs. Brazil plans to ask the WTO to establish a panel on the matter and conduct a two month consultation on the issue. We could face increased competition for sales of our ethanol and domestic demand for our product could decrease if these tariffs were removed, which could have a negative impact on our profitability.

        We are proposing to our members that we reclassify and reorganize our membership units so that we may voluntarily terminate the registration of our units under the Securities and Exchange Act of 1934, and this proposal may have negative effects to our business. If our members do not approve the reclassification and reorganization of our membership units, we will incur costs associated with making such a proposal to our members and will incur costs associated with continuing to have our units registered under the Securities and Exchange Act of 1934. If our members do approve the reclassification and reorganization of our membership units, our members will lose the benefits of access to the information concerning our company that is required to be disclosed in periodic reports to the Securities and Exchange Commission and the benefits of statutory safeguards imposed by the requirements of the Sarbanes Oxley Act. In addition, if we proceed with deregistration, the value and liquidity of our units may be reduced and potential future needs for equity capital may be more difficult to achieve, due to stricter trading and selling rules for private companies. For these reasons, proceeding with the reclassification, reorganization and deregistration of our units may have a negative impact on our business.

ITEM 2.    UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

        None.

ITEM 3.    DEFAULTS UPON SENIOR SECURITIES.

        None.

ITEM 4.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        None.

ITEM 5.    OTHER INFORMATION.

        None.

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ITEM 6.    EXHIBITS AND REPORTS ON FORM 8-K.

        The following exhibits are filed as part of this report.

Exhibit No.	Description	Method of Filing
10.1	Third Amendment and Extension to Letter of Intent between Fagen, Inc. and Akron Riverview Corn Processors, LLC*	*
10.2	Amendments 1-5 to Construction Loan*	*
31.1	Certificate pursuant to 17 CFR 240.13a-14(a)*	*
31.2	Certificate pursuant to 17 CFR 240.13a-14(a).*	*
32.1	Certificate pursuant to 18 U.S.C. § 1350.*	*
32.2	Certificate pursuant to 18 U.S.C. § 1350.*	*

(*)
Filed herewith.

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 SIGNATURES

        In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITTLE SIOUX CORN PROCESSORS, L.L.C.
Date:	August 19, 2008	/s/ STEPHEN ROE Stephen Roe President and Chief Executive Officer
Date:	August 19, 2008	/s/ GARY GROTJOHN Gary Grotjohn Chief Financial Officer

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 LITTLE SIOUX CORN PROCESSORS, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON DECEMBER 15, 2008

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:

Vote by Mail or Facsimile:

1)
Read the Proxy Statement
2)
Check the appropriate boxes below
3)
Sign and date the proxy card (see back side)
4)
Fold and return the proxy card in the envelope provided or via fax to (712) 376-2815 no later than 1:00 p.m. on Friday, December 12, 2008.

The undersigned hereby appoints Ron Wetherell, Chairman and Timothy Ohlson, Secretary, and each of either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the Special Meeting of Members to be held on Monday, December 15, 2008, at Western Iowa Tech in Cherokee, Iowa, and at adjournment thereof, on any matters coming before the meeting.

Said proxies will vote on the proposals set forth in the notice of special meeting and proxy statement as specified on this card. if a vote is not specified, said proxies will vote in favor of the proposals listed below. If any other matters properly come before the special meeting, said proxies will vote on such matters in accordance with the recommendations of the board of directors except to the extent that such matters would include substantive matters presented by the company that would otherwise be required to be separately set out by the company on the proxy card.

Our Class A directors unanimously recommend that you vote "FOR" the proposals.

        1.     For approval of the proposed amendments to the Third Amended and Restated Operating Agreement of Little Sioux Corn Processors, LLC contained in the Fourth Amended and Restated Operating Agreement and adoption of the Fourth Amended and Restated Operating Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        2.     For approval of the Reclassification of units held by unit holders who are the record holders of 250 or more units into Class A units, the units held by unit holders who are the record holders of not more than 249 or fewer than 125 units into Class B units, and the units held by unit holders who are the record holders of 124 or fewer units into Class C units.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        3.     For approval of the removal of the requirement under Section 5.6(b)(ii) of our operating agreement that the board will not confess a judgment against the Company in excess of $500,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign and date the back side of this card. The Proxies cannot vote your units unless you sign and return this card.

You are encouraged to specify your choices by marking the appropriate boxes above. This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting. The Proxies cannot vote your units unless you sign and return this card.

If any of the proposed matters listed above are not approved, the board, in its discretion, may determine not to implement the reclassification or any or all of the proposed amendments that our members otherwise approved.

Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:
Signature of Unit Holder
Date:
Signature of Joint Unit Holder

QuickLinks

NOTICE OF SPECIAL MEETING OF MEMBERS To be held on Monday, December 15, 2008

SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION
SPECIAL FACTORS
THE FOURTH AMENDED AND RESTATED OPERATING AGREEMENT
DESCRIPTION OF UNITS
ABOUT THE SPECIAL MEETING
FINANCIAL INFORMATION
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Balance Sheets
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Balance Sheets
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Balance Sheets
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Balance Sheets
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Condensed Consolidated Statements of Operations
MARKET PRICE OF LITTLE SIOUX CORN PROCESSORS, LLC UNITS AND DISTRIBUTION INFORMATION
IDENTITY AND BACKGROUND OF FILING PERSONS (DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
UNIT PURCHASE INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
  Appendix A
THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF LITTLE SIOUX CORN PROCESSORS, L.L.C.
LITTLE SIOUX CORN PROCESSORS, L.L.C. OPERATING AGREEMENT (CONTAINS RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTERESTS)

THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF LITTLE SIOUX CORN PROCESSORS, L.L.C.
EXHIBIT "A" Members and Member's Membership Units
EXHIBIT "B" Initial Board of Directors
FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF LITTLE SIOUX CORN PROCESSORS, LLC
  Appendix B
FOURTH AMENDED AND RESTATED OPERATING AGREEMENT
OF
LITTLE SIOUX CORN PROCESSORS, L.L.C.
Dated , 2008
LITTLE SIOUX CORN PROCESSORS, L.L.C. OPERATING AGREEMENT (CONTAINS RESTRICTIONS ON TRANSFER OF MEMBERSHIP INTERESTS)

FOURTH AMENDED AND RESTATED OPERATING AGREEMENT OF LITTLE SIOUX CORN PROCESSORS, L.L.C.
  Appendix C
INDEX
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
PART I
  ITEM 1. BUSINESS.
U.S. FUEL ETHANOL BIOREFINERIES AND PRODUCTION CAPACITY million gallons per year (mmgy)
  ITEM 1A. RISK FACTORS.
  ITEM 2. PROPERTIES.
  ITEM 3. LEGAL PROCEEDINGS.
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
PART II
  ITEM 5. MARKET FOR MEMBERSHIP UNITS AND RELATED MEMBER MATTERS AND ISSUERPURCHASES OF MEMBERSHIP UNITS.
  ITEM 6. SELECTED FINANCIAL DATA.
  ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.
  ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.
  ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.
  ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES.
  ITEM 9A. CONTROLS AND PROCEDURES.
CHANGES IN INTERNAL CONTROLS OVER FINANCIAL REPORTING
  ITEM 9B. OTHER INFORMATION.
PART III
PART IV
  ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES.
SIGNATURES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Balance Sheets
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Statements of Operations
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Statements of Changes in Members' Equity
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Consolidated Statements of Cash Flows
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Notes to Consolidated Financial Statements September 30, 2007 and 2006
INDEX
PART I. FINANCIAL INFORMATION
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Condensed Consolidated Balance Sheet
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Condensed Consolidated Balance Sheet
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Condensed Consolidated Statements of Operations
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Condensed Consolidated Statements of Cash Flows
LITTLE SIOUX CORN PROCESSORS, LLC AND SUBSIDIARY Notes to Condensed Consolidated Financial Statements (Unaudited) June 30, 2008
  ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
  ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.
  ITEM 4T. CONTROLS AND PROCEDURES.
CHANGES IN INTERNAL CONTROLS OVER FINANCIAL REPORTING
PART II. OTHER INFORMATION
  ITEM 1. LEGAL PROCEEDINGS.
  ITEM 1A. RISK FACTORS
  ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.
  ITEM 3. DEFAULTS UPON SENIOR SECURITIES.
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
  ITEM 5. OTHER INFORMATION.
  ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K.
SIGNATURES
LITTLE SIOUX CORN PROCESSORS, LLC PROXY SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON DECEMBER 15, 2008